UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2006 through February 28, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT   FEBRUARY 28, 2007

JPMorgan Funds

Tax Free

Funds

JPMorgan California Tax Free Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Tax Free Bond Fund	2
JPMorgan Intermediate Tax Free Bond Fund	4
JPMorgan New York Tax Free Bond Fund	6
Schedules of Portfolio Investments	8
Financial Statements	34
Financial Highlights	44
Notes to Financial Statements	54
Report of Independent Registered Public Accounting Firm	62
Trustees	63
Officers	65
Schedule of Shareholder Expenses	67
Tax Letter	69

HIGHLIGHTS

•	The FOMC held the fed funds rate steady at 5.25%

•	Better-than-expected economic data caused bond yields to drift higher

•	The U.S. equity market experienced a jolt in late-February, sparked by a meltdown in Chinese stocks

•	Bonds generated positive performance for the 12-month period

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 9, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Tax Free Funds for the 12 months ended February 28, 2007. Inside, you’ll find in-depth information on some of our tax free funds along with an update from the portfolio managers.

“Once again, the best fixed income performance came from lower-quality bonds, which notably outperformed the investment-grade market.”

Fed puts rate policy on hold

Concerned about the robust pace of economic growth and mounting inflationary pressures, the Federal Open Market Committee (FOMC) raised the fed funds target by a total of 75 basis points early in the fiscal year, with 25-basis-point hikes in March, May and June of 2006. Bond yields headed upward on concerns that stronger economic growth would lead to accelerating inflation and additional interest rate hikes.

By mid-summer 2006, though, economic sentiment changed. Market observers expected the sharp slowdown in the housing market along with declines in manufacturing activity to stall the overall pace of economic growth. Indeed, gross domestic product (GDP) growth slowed, and a moderation in oil prices helped ease some of the lingering inflationary concerns.

The slower economic data were enough for the Federal Reserve (Fed) to change course and, at its August meeting, the FOMC held the fed funds rate steady at 5.25%, marking the first time in 18-consecutive meetings the U.S. central bank did not implement a 25-basis point rate hike.

Stock market woes trigger bond market rally

Initially, the Fed’s pause sparked a rally in the financial markets. Despite the Fed’s cautious tone, bond investors believed the fed funds target had peaked, and they began pricing into the market a Fed easing in 2007. That optimism moderated in subsequent months as better-than-expected economic data caused bond yields to drift higher.

Nevertheless, a late-February 2007 jolt to the U.S. equity market, sparked by a meltdown in Chinese stocks and a recession warning from former Fed Chairman Alan Greenspan, ignited a bond market rally. Investors discarded their riskier equity assets and sought a “safe haven” in the U.S. bond market.

Yields end year on downward trend

Although Treasury yields were up from March 1, 2006, to February 28, 2007, they ended the 12-month period significantly lower than the peaks realized in late spring and early summer, when concerns about a strong economy and rising inflation gripped the market. For example:

•	The two-year Treasury yield began the fiscal year at 4.21%, peaked at 5.29% on June 28, 2006, and ended the fiscal year at 4.71%.

•	The 10-year Treasury yield began the fiscal year at 4.39%, peaked at 5.25% on June 28, 2006, and ended the fiscal year at 4.64%.

•	The 30-year Treasury yield started the year at 4.67%, peaked at 5.31% on May 12, 2006, and ended the fiscal year at 4.76%.

Bonds post healthy returns

Overall, bonds generated positive performance for the 12-month period, with the Lehman Brothers U.S. Aggregate Index posting a total return of 5.54% for the fiscal year. Once again, the best fixed income performance came from lower-quality bonds, which notably outperformed the investment-grade market. Specifically, the Lehman Brothers U.S. Corporate High-Yield Index advanced 12.13% for the 12-month period, as investors generally showed a strong appetite for risk.

As growth continues, Fed may keep rates on hold

The U.S. economy seems poised to expand moderately in coming quarters, versus its 3.1% growth in calendar 2006. The main point of contention now is the extent to which U.S. activity will cool and whether the rest of the world can bear the fallout. Although some recent indicators, particularly in the construction and manufacturing sectors, have shown distinct signs of weakness, the broad economy — and crucially, the job market — have held up relatively well. This scenario may have to change for the Fed to embark on an easing campaign.

For investment-grade corporate bonds, 2007 largely may be a year of clipping coupons. Event risk remains prevalent, but solid fundamentals, decent earnings growth and continued low default rates may provide a stable foundation for investment-grade corporate bonds as a whole and may prevent significant spread widening.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS   1

JPMorgan California Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Fund Inception	December 23, 1996
Fiscal Year End	Last day of February
Net Assets as of 2/28/07 (In Thousands)	$149,382
Primary Benchmark	Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index
Average Credit Quality	AAA/AA1
Duration	5.1 Years

Q.	HOW DID THE FUND PERFORM?

A.	The JPMorgan California Tax Free Bond Fund, which seeks to provide high after-tax total return for California residents consistent with moderate risk of capital, returned 3.75%* (Institutional Class Shares) for the 12 months ended February 28, 2007, compared to the 4.25% return for the Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index for the same period.**

Q.	WHY DID THE FUND PERFORM THIS WAY?

A.	During the reporting period, the primary detractor of performance was the flattening of the yield curve while the Fund’s duration was initially shorter than that of its benchmark. In addition, lower-quality securities outperformed higher-quality instruments, contributing to performance as investors reached for yield. These factors were offset over the year by a lengthening of the Fund’s duration out longer than the benchmark along with a concomitant move to higher yielding spread products; hospitals, zero coupon, and housing issues.

The period began with municipal interest rates moving upward in response to continued strong economic growth, higher-than-desired inflation and the seasonal upturn in municipal new issue volumes. The Federal Reserve (Fed) reacted by continuing its tightening policy, increasing rates by 25 bps at each of its Federal Open Market Committee (FOMC) meetings in March, May and June.

As expected, municipal rates increased 35–45 bps in a near-parallel fashion across the maturity spectrum. The upward, parallel move caused our short-duration strategy to enhance the portfolio’s relative performance throughout the first four months of the period.

A mid-year leveling off in a number of key economic sectors, such as housing and automobiles, together with an easing in commodity prices caused many market participants to project that the Fed would end its tightening policy sometime in the third quarter. As a result, interest rates began to migrate downward in early July and continued on this course virtually unabated into late September. This rally was aided by the Fed’s decision to keep monetary policy unchanged at its August meeting and then on hold for the remainder of the period. In all, tax-free rates fell 25–45 bps, and the yield curve flattened by 20 bps from mid-year to the end of September. This decline in rates coupled with the flattening of the yield curve caused longer-term bonds to outperform shorter-term issues and thus eliminated the effectiveness of our short-duration strategy.

During the remainder of the reporting period, rate volatility increased, as investors attempted to gauge the Fed’s reaction to each new piece of economic data. As Fed policy remained on hold, the market settled into a tight trading range. Short-term rates moved up modestly while long-term rates fell approximately 15 bps. This resulted in an additional 20 bps of curve flattening and further hurt the effectiveness of our short-duration strategy.

Q.	HOW WAS THE FUND MANAGED?

A.	We extended the Fund’s option-adjusted duration during the period, from 4.6 years to 5.1 years. The benchmark’s duration declined slightly during the year, from 4.9 years to 4.7 years.

Throughout the period, we continued to favor high-quality, intermediate-term securities. Approximately 89% of the Fund’s portfolio was invested in securities rated AA or better, compared to 76% for the benchmark. We also managed the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2007***

AAA	78.6%
AA	11.0
A	7.7
BAA	2.7

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved. The performance of the index does not reflect shareholder activity or the deduction of expenses associated with mutual funds, such as investment management fees.

***	Portfolio composition subject to change. Percentages are based on total investments.

2   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 Year	10 Year
CLASS A SHARES	9/10/01
Without Sales Charge		3.68%	3.44%	4.59%
With Sales Charge*		(0.16)	2.65	4.19
CLASS C SHARES	2/19/05
Without CDSC		3.22	3.18	4.46
With CDSC**		2.22	3.18	4.46
SELECT CLASS SHARES	4/21/97	3.65	3.43	4.57
INSTITUTIONAL CLASS SHARES	12/23/96	3.75	3.61	4.74

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/97 TO 2/28/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Select Class Shares prior to its inception date are based on the performance of the Institutional Class Shares. The actual returns of the Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Returns for Class A Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class A Shares would have been different than shown because Class A Shares have different expenses than Select Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan California Tax Free Bond Fund, Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index, Lipper California Intermediate Municipal Debt Funds Index and Lipper California Municipal Debt Funds Index from February 28, 1997 to February 28, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper California Intermediate Municipal Debt Funds Index and Lipper California Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index is an unmanaged index of California general obligation and revenue bonds which measures California tax exempt bond market performance and reflects the universe of securities in which the Fund invests. The Lipper California Intermediate Municipal Debt Funds Index and Lipper California Municipal Debt Funds Index are indices based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. The Lipper index for the Fund has changed from the Lipper California Municipal Debt Funds Index to the Lipper California Intermediate Municipal Debt Funds Index to provide better comparability between the Fund and other intermediate funds. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS   3

JPMorgan Intermediate Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/28/07 (In Thousands)	$2,912,512
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	5.0 Years

Q.	HOW DID THE FUND PERFORM?

A.	The JPMorgan Intermediate Tax Free Bond Fund, which seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations, returned 3.84%* (Select Class Shares) for the 12 months ended February 28, 2007. The Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, returned 4.29% during the same period. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.**

Q.	WHY DID THE FUND PERFORM THIS WAY?

A.	During the reporting period, the primary drivers of performance versus the benchmark were the Fund’s increased exposure to zero-coupon bonds, which offered relatively higher yields without additional credit risk, as well as the increased position in high-coupon callable bonds, which performed well due to the ability of municipalities to refinance debt at lower rates. Detracting from returns was our emphasis on high-quality securities, which underperformed lower-quality bonds. As investors showed a strong demand for yield, credit spreads tightened throughout the fiscal year, which led to outperformance among lower-quality bonds, contributing to performance. We also were underweight New York paper which hindered performance.

The period began with municipal interest rates moving upward in response to continued strong economic growth, higher-than-desired inflation and the seasonal upturn in municipal new issue volumes. The Federal Reserve (Fed) reacted by continuing its tightening policy, increasing rates by 25 basis points (bps) at each of its Federal Open Market Committee (FOMC) meetings in March, May and June.

As expected, municipal rates increased 35–45 bps in a near-parallel fashion across the maturity spectrum. The upward, parallel move caused our short-duration strategy to enhance the portfolio’s relative performance throughout the first four months of the period.

A mid-year leveling off in a number of key economic sectors, such as housing and automobiles, together with an easing in commodity prices caused many market participants to project that the Fed would end its tightening policy sometime in the third quarter. As a result, interest rates began to migrate downward in early July and continued on this course virtually unabated into late September. This rally was aided by the Fed’s decision to keep monetary policy unchanged at its August meet ing and then on hold for the remainder of the period. In all, tax-free rates fell 25–45 bps, and the yield curve flattened by 20 bps from mid-year to the end of September. This decline in rates coupled with the flattening of the yield curve caused longer-term bonds to outperform shorter-term issues and thus eliminated the effectiveness of our short-duration strategy.

During the remainder of the reporting period, rate volatility increased, as investors attempted to gauge the Fed’s reaction to each new piece of economic data. As Fed policy remained on hold, the market settled into a tight trading range. Short-term rates moved up modestly while long-term rates fell approximately 15 bps. This resulted in an additional 20 bps of curve flattening and further hurt the effectiveness of our short-duration strategy.

Overall, the municipal yield curve flattened by approximately 50 bps during the 12-month period. Longer-term, lower-quality securities outperformed shorter-term, higher-quality instruments as rates fell, the curve flattened and investors reached for yield.

Q.	HOW WAS THE FUND MANAGED?

A.	We started the fiscal year with a bias toward longer-term securities. With the Fed maintaining its tightening policy for the first several months of the period, we expected the short end of the curve to struggle, which it did. We also increased the Fund’s exposure to California-issued bonds, which we believed were trading at attractive levels. Spreads on these securities tightened during the period, which helped the Fund’s overall performance.

As stated above, we increased the Fund’s exposure to zero-coupon bonds, which offered relatively higher yields without additional credit risk. In addition, we added to the Fund’s position in high-coupon callable bonds, which performed well due to the ability of municipalities to refinance debt at lower rates.

The Fund’s duration remained slightly long, relative to the benchmark, for most of the reporting period.

As is consistent with our tax-advantaged strategy, we maintained relatively low exposure (approximately 2%) to securities subject to the alternative minimum tax (AMT).

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2007***

AAA	70.5%
AA	16.9
A	10.3
BAA	2.3

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved. The performance of the index does not reflect shareholder activity or the deduction of expenses associated with mutual funds, such as investment management fees.

***	Portfolio composition subject to change. Percentages are based on total investments.

4   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 Year	10 Year
CLASS A SHARES	12/31/03
Without Sales Charge		3.73%	3.85%	4.85%
With Sales Charge*		(0.17)	3.05	4.45
CLASS B SHARES	12/31/03
Without CDSC		2.99	3.11	4.48
With CDSC**		(2.01)	2.75	4.48
CLASS C SHARES	12/31/03
Without CDSC		3.01	3.09	4.47
With CDSC***		2.01	3.09	4.47
SELECT CLASS SHARES	1/1/97	3.84	3.72	4.78
INSTITUTIONAL CLASS SHARES	9/10/01	3.94	3.83	4.85

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/97 TO 2/28/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B, Class C and Institutional Class Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The actual returns of Institutional Class Shares would have been different than shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Tax Free Bond Fund, Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and Lipper Intermediate Municipal Debt Funds Index from February 28, 1997 to February 28, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The unmanaged Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS   5

JPMorgan New York Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/28/07 (In Thousands)	$631,436
Primary Benchmark	Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	4.7 Years

Q.	HOW DID THE FUND PERFORM?

A.	The JPMorgan New York Tax Free Bond Fund, which seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes and also seeks to protect the value of your investment, returned 3.36%* (Select Class Shares) for the 12 months ended February 28, 2007, compared to, the 4.21% return for the Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index over the same period.**

Q.	WHY DID THE FUND PERFORM THIS WAY?

A.	During the reporting period, the primary detractor of performance was our focus on high quality, short-term bonds. The quest for yield caused quality spreads to contract and helped lower quality securities to outperform. The Fund’s small, but increasing exposure to zero-coupon bonds (wider spread and longer duration) contributed to performance.

The period began with municipal interest rates moving upward in response to continued strong economic growth, higher-than-desired inflation and the seasonal upturn in municipal new issue volumes. The Federal Reserve (Fed) reacted by continuing its tightening policy, increasing rates by 25 basis points (bps) at each of its Federal Open Market Committee (FOMC) meetings in March, May and June.

As expected, municipal rates increased 35–45 bps in a near-parallel fashion across the maturity spectrum. The upward, parallel move caused our short-duration strategy to enhance the portfolio’s relative performance throughout the first four months of the period.

A mid-year leveling off in a number of key economic sectors, such as housing and automobiles, together with an easing in commodity prices caused many market participants to project that the Fed would end its tightening policy sometime in the third quarter. As a result, interest rates began to migrate downward in early July and continued on this course virtually unabated into late September. This rally was aided by the Fed’s decision to keep monetary policy unchanged at its August meeting and then on hold for the remainder of the period. In all, tax-free rates fell 25–45 bps, and the yield curve flattened by 20 bps from mid-year to the end of September. This decline in rates coupled with the flattening of the yield curve caused longer-term bonds to outperform shorter-term issues and thus eliminated the effectiveness of our short-duration strategy.

During the remainder of the reporting period, rate volatility increased, as investors attempted to gauge the Fed’s reaction to each new piece of economic data. As Fed policy remained on hold, the market settled into a tight trading range. Short-term rates moved up modestly while long-term rates fell approximately 15 bps. This resulted in an additional 20 bps of curve flattening and further hurt the effectiveness of our short-duration strategy.

Overall, the municipal yield curve flattened by approximately 50 bps during the 12-month period. Longer-term, lower-quality securities outperformed shorter-term, higher-quality instruments as rates fell, the curve flattened and investors reached for yield.

Q.	HOW WAS THE FUND MANAGED?

A.	The Fund’s option-adjusted duration remained relatively stable at approximately 4.7 years throughout the one-year period. On the other hand, the benchmark’s duration shortened from 4.8 years to 4.5 years, resulting in a slightly longer duration for the Fund.

Throughout the period, we continued to favor high-quality, intermediate-term securities. Approximately 87% of the Fund’s portfolio was invested in securities rated AA or better, compared to 74% for the benchmark.

We also managed the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2007***

AAA	79.7%
AA	7.7
A	10.6
BAA	2.0

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved. The performance of the index does not reflect shareholder activity or the deduction of expenses associated with a mutual fund, such as investment management fees.

***	Portfolio composition subject to change. Percentages are based on total investments.

6   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 Year	10 Year
CLASS A SHARES	2/16/01
Without Sales Charge		3.34%	3.33%	4.56%
With Sales Charge*		(0.59)	2.53	4.16
CLASS B SHARES	2/16/01
Without CDSC		2.60	2.53	4.07
With CDSC**		(2.40)	2.17	4.07
CLASS C SHARES	1/31/03
Without CDSC		2.62	2.52	4.07
With CDSC***		1.62	2.52	4.07
SELECT CLASS SHARES	1/1/97	3.36	3.36	4.58
INSTITUTIONAL CLASS SHARES	9/10/01	3.55	3.57	4.71

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/97 TO 2/28/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Institutional Class Shares prior to their inception dates are based on the performance of the Select Class Shares. Returns for Class C Shares prior to the inception date is based on the performance of the Class B Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The actual returns of Institutional Class Shares would have been different than shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan New York Tax Free Bond Fund, Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index, Lipper Intermediate Municipal Debt Funds Index and Lipper New York Intermediate Municipal Debt Funds Average from February 28, 1997 to February 28, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index and Lipper New York Intermediate Municipal Debt Funds Average includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The unmanaged Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index represents the performance of New York municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index and Lipper New York Intermediate Municipal Debt Funds Average are indices based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. The Lipper index for the Fund has changed from the Lipper New York Intermediate Municipal Debt Funds Average to the Lipper Intermediate Municipal Debt Funds Index to provide better comparability between the Fund and other intermediate funds. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS   7

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 97.6%
	Municipal Bonds — 97.6%
	Alaska — 0.7%
1,000	Alaska Student Loan Corp., Series A-2, Rev., 5.00%, 06/01/10	1,035
	Arkansas — 0.7%
1,000	City of Springdale, Public Improvements, Recreational Facility, Arkansas Sales & Use Tax Revenue, Rev., FSA, 4.13%, 07/01/13	993
	California — 85.9%
3,135	Anaheim Public Financing Authority, Distribution System, Second Lien, Rev., MBIA, 5.25%, 10/01/14	3,448
1,500	Arcadia Unified School District, Capital Appreciation, Election of 2006, Series A, GO, FSA, Zero Coupon, 02/01/17	915
2,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series F, Rev., 5.00%, 04/01/16	2,189
260	Burlingame Financing Authority, Rev., 4.75%, 10/15/11	272
750	California Educational Facilities Authority, Stanford University, Series P, Rev., 5.25%, 12/01/13	830
1,000	California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Rev., 5.00%, 11/15/15	1,057
1,000	California Housing Finance Agency, Series B, Rev., 4.00%, 08/01/13	1,014
2,885	California State Department of Transportation, Federal Highway Grant, Series A, Rev., FGIC, 5.00%, 02/01/12	3,067
1,500	California State Department of Water Resources, Series A, Rev., MBIA, 5.25%, 05/01/12	1,614
540	California State Department of Water Resources, Central Valley Project, Water System, Series J-3, Rev., 7.00%, 12/01/12 (p)	636
1,460	California State Department of Water Resources, Central Valley Project, Water System, Unrefunded Balance, Series J-3, Rev., 7.00%, 12/01/12	1,709
3,135	California State Department of Water Resources, Unrefunded Balance, Series W, Rev., 5.50%, 12/01/08	3,236
1,675	California State Public Works Board, Department of Corrections, Series A, Rev., AMBAC, 5.25%, 06/01/11	1,784
1,000	California State Public Works Board, Department of Corrections & Rehabilitations, Series J, Rev., AMBAC, 5.25%, 01/01/16	1,114
100	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.25%, 06/01/12	107
1,000	California State Public Works Board, Various Universities of California Projects, Series D, Rev., 5.00%, 05/01/15	1,073
1,000	California State University, Series C, Rev., FSA, 5.00%, 11/01/19 (w)	1,102
435	California Statewide Communities Development Authority, Catholic Healthcare West, COP, 6.00%, 07/01/09 (p)	446
475	California Statewide Communities Development Authority, Catholic Healthcare West, Unrefunded Balance, COP, 6.00%, 07/01/09	484
975	California Statewide Communities Development Authority, Poinsettia Apartments, Series B, Rev., VAR, LIQ: FNMA, 4.75%, 06/15/31	1,003
490	Carson Redevelopment Agency, Redevelopment Project Area No. 1, Tax Allocation, MBIA, 5.50%, 10/01/14	549
1,000	City of Los Angeles, Series A, GO, FGIC, 5.25%, 09/01/11	1,070
5,110	City of Los Angeles, Sonnenblick Del Rio, West Los Angeles, COP, AMBAC, 6.13%, 11/01/10	5,575
600	City of Pacifica, Street Improvement Project, COP, AMBAC, 5.75%, 11/01/09 (p)	645
35	City of Richmond, Wastewater, Rev., FGIC, 5.20%, 08/01/09 (p)	37
970	City of San Bernardino, Single Family Mortgage, Mortgage-Backed Securities, Series A, Rev., FHA, VA MTGS, GNMA COLL, 7.50%, 05/01/23 (p)	1,247
1,500	City of San Francisco, State Building Authority, Civic Center, Series A, Rev., FGIC, 5.00%, 12/01/15	1,620
1,500	City of Vallejo, Water Revenue, Rev., MBIA, 5.00%, 05/01/16	1,626
150	Coachella Valley Recreation & Park District, Improvement Bond Act of 1915, Reassessment District 1, Special Assessment, MBIA, 4.63%, 09/02/10	156
1,000	Colton Public Financing Authority, Tax Allocation, Series A, Rev., MBIA, 5.00%, 08/01/08	1,036
2,505	Corona Community Facilities District, No. 97-2, Eagle Glen, Special Tax, 5.75%, 09/01/08	2,601
2,000	Desert Sands Unified School District, GO, AMBAC, Zero Coupon, 06/01/14	1,505

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
2,825	El Dorado Irrigation District & El Dorado Water Agency, COP, Series A, FGIC, 5.00%, 03/01/13	3,029
1,000	Fallbrook Union High School District, San Diego County, GO, FGIC, 5.38%, 09/01/12	1,089
200	Fullerton University Foundation, Auxiliary Organization, University & College Improvements, Series A, Rev., MBIA, 5.50%, 07/01/10	213
1,000	Glendale Community College District, Capital Appreciation, Series A, GO, MBIA, Zero Coupon, 10/01/17	652
	Golden State Tobacco Securitization Corp., Tobacco Settlement Funded, Enhanced Assets Backed,
1,000	Series A, Rev., 5.00%, 06/01/09	1,029
2,000	Series B, Rev., FGIC-TCRS, 5.50%, 06/01/13 (p)	2,198
	Golden West Schools Financing Authority,
3,175	ROCS-RR-II-R-3042, VAR, GO, MBIA, LIQ: Citigroup Global Markets, 3.65%, 08/01/13	3,175
545	Series A, Rev., MBIA, 5.80%, 02/01/16	632
1,000	Loma Linda University Medical Center, Series A, Rev., 5.00%, 12/01/15	1,051
1,500	Los Angeles Community College District, Election of 2003, University & College Improvements, Series E, GO, FSA, 5.00%, 08/01/16	1,639
2,000	Los Angeles Community College District, University & College Improvements, Series A, GO, MBIA, 5.00%, 08/01/11 (p)	2,119
1,895	Los Angeles County Community Facilities District No. 3, Improvement Area B, Special Tax, Series A, AMBAC, 5.63%, 09/01/10	2,018
1,200	Los Angeles County Metropolitan Transportation Authority, Series B, Rev., FSA, 5.25%, 07/01/11	1,290
	Los Angeles County Public Works Financing Authority, Multiple Capital Facilities Project,
1,500	Series A, Rev., FGIC, 5.00%, 09/01/14	1,632
1,000	Series B, Rev., AMBAC, 6.00%, 12/01/07 (p)	1,018
	Los Angeles Department of Water & Power, Power Systems,
2,000	Series B, Rev., FSA, 5.13%, 07/01/13	2,162
1,000	Sub Series A-1, Rev., AMBAC, 5.00%, 07/01/15	1,096
	Los Angeles Harbor Department,
1,500	Series A, Rev., AMT, MBIA, 5.00%, 08/01/16	1,631
1,000	Series C, Rev., AMT, MBIA, 5.00%, 08/01/15	1,086
125	Los Angeles Unified School District, Series A, GO, FGIC, 6.00%, 07/01/15	146
	Los Angeles Unified School District, Election of 2004,
1,090	Series F, GO, FGIC, XLCA, 5.00%, 07/01/10	1,140
1,000	Series G, GO, AMBAC, 5.00%, 07/01/16	1,097
1,580	Moreland School District, Crossover, GO, FSA, 4.25%, 08/01/15	1,602
1,385	Mountain View/Santa Clara County, Capital Projects, COP, 5.25%, 08/01/13	1,497
560	Northern California Power Agency, Public Power, Unrefunded Balance, Series A, Rev., AMBAC-TCRS, 5.80%, 07/01/09	588
2,000	Orange County Public Financing Authority, Waste Management Systems, Rev., AMBAC, 5.75%, 12/01/09	2,102
1,000	Orange County Water District, COP, Series A, VAR, 3.41%, 03/07/07	1,000
1,500	Pasadena Area Community College District, Election of 2002, Series C, GO, AMBAC, Zero Coupon, 08/01/10	1,318
125	Pomona Public Financing Authority, Southwest Pomona Redevelopment Project, Series W, Rev., MBIA, 5.00%, 02/01/08 (p)	129
375	Pomona Public Financing Authority, Southwest Pomona Redevelopment Project, Unrefunded Balance, Series W, Rev., MBIA, 5.00%, 02/01/08	387
425	Port of Oakland, Series K, Rev., FGIC, 5.25%, 11/01/07	429
360	Rancho Water District Financing Authority, Series A, Rev., FSA, 5.50%, 08/01/10	382
1,250	Riverside County Transportation Commission, Series A, Rev., FGIC, 6.00%, 06/01/09	1,316
1,240	Sacramento City Financing Authority, Capital Improvement, Community Rein Project, Series A, GO, AMBAC, 5.00%, 12/01/16	1,353
1,500	Sacramento County Sanitation District, Rev., FGIC, 5.00%, 06/01/16	1,634
	Sacramento County Sanitation District, Financing Authority,
250	Series A, Rev., 5.25%, 12/01/10	266
150	Series A, Rev., 5.75%, 12/01/10	161
1,700	San Diego County Water Authority, COP, Series A, FGIC, 5.00%, 05/01/14	1,844
	San Francisco City & County Airports Commission, Second Series, Issue 32F,
1,000	Rev., FGIC, 5.00%, 05/01/14	1,085
1,000	Rev., FGIC, 5.25%, 05/01/18	1,127

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS   9

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
	San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation,
410	MBIA, 6.00%, 08/01/07 (p)	414
990	MBIA, 6.00%, 08/01/15 (p)	1,158
	San Jose Redevelopment Agency, Merged Area Redevelopment Project, Unrefunded Balance, Tax Allocation,
830	MBIA, 6.00%, 08/01/07	838
2,010	MBIA, 6.00%, 08/01/15	2,339
1,495	San Marcos Public Facilities Authority, Project Areas No. 1, 2, 3, Tax Allocation, Series A, FGIC, 5.00%, 08/01/13	1,582
585	San Mateo County Community College District, Election of 2001, Series A, GO, FGIC, 5.38%, 09/01/12	634
250	San Mateo County Joint Power Authority, Capital Projects Program, Rev., MBIA, 6.50%, 07/01/15	295
1,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., MBIA, 6.25%, 07/01/24	1,892
1,000	Santa Clara County Financing Authority, Series A, Rev., AMBAC, 5.75%, 11/15/13	1,123
2,000	Santa Monica Community College District, Capital Appreciation, Election of 2002, Series C, GO, MBIA, Zero Coupon, 08/01/15	1,366
1,500	Santa Monica Community College District, Election of 2007, GO, Series C, FGIC, Zero Coupon, 08/01/12	1,212
1,850	South Bayside Waste Management Authority, Solid Waste System, Rev., AMBAC, 6.13%, 03/01/09	1,970
1,310	South Orange County Public Financing Authority, Foothill Area, Special Tax, Series A, FGIC, 5.25%, 08/15/14	1,438
	State of California,
1,500	GO, 5.00%, 08/01/15	1,611
1,500	GO, 5.00%, 03/01/16	1,632
1,500	GO, 5.00%, 09/01/16	1,625
3,474	GO, 5.06%, 03/15/14 (i)	3,515
1,500	GO, MBIA, 4.00%, 09/01/14	1,536
120	GO, MBIA-IBC, 6.25%, 04/01/07 (p)	120
1,000	University of California, Series B, Rev., AMBAC, 5.00%, 05/15/12	1,067
1,000	University of California, Regents Medical Center, Series A, Rev., MBIA, 5.00%, 05/15/15	1,093
4,000	Walnut Valley Unified School District, Series A, GO, MBIA, 7.20%, 08/01/11	4,681
1,500	West Contra Costa Unified School District, GO, FGIC, Zero Coupon, 08/01/17	985
		128,255
	Illinois — 1.4%
2,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AMBAC, 5.00%, 01/01/16	2,152
	Kentucky — 1.1%
1,500	Kentucky State Property & Buildings Commission, Project No. 82, Rev., FSA, 5.25%, 10/01/18	1,699
	Michigan — 2.0%
2,035	Michigan State Housing Development Authority, Series A, Rev., AMT, 4.13%, 12/01/10	2,045
1,000	Michigan State Housing Development Authority, Multi-Family Housing Revenue, Benton Harbor Project, Rev., VAR, AMT, LOC: Fifth Third Bank, 4.35%, 07/01/07	1,001
		3,046
	New York — 0.7%
1,000	New York Convention Center Operating Corp., Yale Building Acquisition Project, COP, 5.25%, 06/01/07 (p)	1,014
	Ohio — 0.9%
1,320	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series A, Rev., AMT, GNMA COLL, 4.10%, 09/01/13	1,317
	Puerto Rico — 3.0%
115	Commonwealth of Puerto Rico, Public Improvement, GO, 5.00%, 07/01/07	116
3,000	Puerto Rico Electric Power Authority, Series BB, Rev., MBIA, 6.00%, 07/01/11	3,282
420	Puerto Rico Highway & Transportation Authority, Series W, Rev., MBIA-IBC, 5.50%, 07/01/15	474
500	Puerto Rico Municipal Finance Agency, Series A, GO, FSA, 5.75%, 08/01/09 (p)	530
		4,402
	South Carolina — 0.3%
550	Charleston County, GO, MBIA-IBC, 3.00%, 09/01/14	513
	Texas — 0.7%
1,000	Texas State Transportation Commission, First Tier, Rev., 5.00%, 04/01/16	1,089

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Virgin Islands — 0.2%
240	Virgin Islands Public Finance Authority Gross Receipts, Tax Lien Notes, Series A, Rev., 5.63%, 10/01/10	246
	Total Municipal Bonds (Cost $141,641)	145,761

SHARES
Short-Term Investment — 2.2%
	Investment Company — 2.2%
3,296	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $3,296)	3,296
	Total Investments — 99.8% (Cost $144,937)	149,057
	Other Assets in Excess of Liabilities — 0.2%	325
	NET ASSETS — 100.0%	$149,382

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS   11

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 99.4%
	Municipal Bonds — 99.4%
	Alabama — 0.7%
1,000	Alabama 21st Century Authority, Tobacco Settlement, Rev., 5.00%, 12/01/07 (m)	1,005
4,675	City of Mobile, GO, AMBAC, 5.50%, 08/15/11	5,059
1,000	Jefferson County, Water & Sewer System, Rev., FSA, 5.20%, 02/15/10	1,041
6,960	Jefferson County, Water & Sewer System, Refunded Balance, Rev., FGIC, 5.13%, 08/01/12 (p)	7,454
1,350	Jefferson County, Water & Sewer System, Unrefunded Balance, Series A, Warrant, FGIC, 5.38%, 04/02/07	1,352
4,300	University of Alabama, Birmingham, Rev., FGIC, 5.50%, 10/01/09 (p)	4,492
		20,403
	Alaska — 0.5%
2,890	Alaska Industrial Development & Export Authority, Revolving Fund, Series A, Rev., MBIA, 5.70%, 04/01/07 (m)	2,952
	Alaska Student Loan Corp., Student Loan,
1,480	Series A, Rev., AMBAC, 5.10%, 07/01/09 (m)	1,523
1,560	Series A, Rev., AMBAC, 5.20%, 07/01/09 (m)	1,600
	City of North Slope Boro, Capital Appreciation,
7,000	Series B, GO, MBIA, Zero Coupon, 06/30/07	6,913
1,000	Series B, GO, MBIA, Zero Coupon, 06/30/09	915
1,495	Series B, GO, MBIA, Zero Coupon, 06/30/11	1,264
		15,167
	Arizona — 1.7%
415	Arizona Health Facilities Authority, Catholic Healthcare West, Series A, Rev., 6.13%, 07/01/07 (p)	418
915	Arizona Health Facilities Authority, Catholic Healthcare West, Unrefunded Balance, Series A, Rev., 6.13%, 07/01/09	940
5,000	Arizona Health Facilities Authority, Phoenix Childrens Hospital, Series A, Rev., VAR, 4.65%, 02/01/13	5,063
16,735	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.75%, 07/01/14	18,887
	Arizona State Transportation Board Highway,
5,000	Rev., 5.00%, 07/01/16	5,484
4,675	Series B, Rev., 5.00%, 07/01/16	5,126
1,340	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 5.75%, 12/01/10	1,431
2,905	Maricopa County Stadium District, Rev., AMBAC, 5.00%, 06/01/09	2,990
500	Maricopa County Unified School District No. 89-Dysart, GO, FGIC, 5.25%, 07/01/20	571
	Phoenix IDA, Government Office Lease, Capital Mall LLC Project,
2,975	Rev., AMBAC, 5.00%, 09/15/10 (p)	3,108
1,875	Rev., AMBAC, 5.10%, 09/15/10 (p)	1,965
4,455	Tempe Union High School District No. 213, GO, FSA, 5.00%, 07/01/13	4,790
		50,773
	California — 15.6%
535	ABAG Finance Authority for Nonprofit Corp., Multi-Family Housing, Ten-O-One Apartments, Series A, Rev., GNMA COLL, 6.75%, 04/20/07 (m)	537
1,040	Anaheim City School District, GO, FGIC, 5.25%, 08/01/13 (p)	1,149
5,000	Bay Area Governments Association, State Payment Acceleration Notes, Rev., FGIC, 5.00%, 08/01/12	5,294
2,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series F, Rev., 5.00%, 04/01/16	2,189
10,000	California State Department of Water Resources, Series A, Rev., AMBAC, 5.50%, 05/01/12	10,948
500	California State Department of Water Resources, Central Valley Project, Water Systems, Series J-1, Rev., 7.00%, 12/01/12 (p)	589
1,840	California State Department of Water Resources, Central Valley Project, Water Systems, Unrefunded Balance, Series J-1, Rev., 7.00%, 12/01/12	2,153
8,000	California State Department of Water Resources, Power Supply, Series A, Rev., XLCA, 5.38%, 05/01/12 (p)	8,747
4,285	California State Public Works Board, California State University, Series B, Rev., FSA, 5.00%, 04/01/16	4,649
	California State Public Works Board, Department of Corrections,
3,720	Series C, Rev., 5.50%, 12/01/13	4,108
4,500	Series E, Rev., XLCA, 5.00%, 06/01/14	4,812
7,200	California State Public Works Board, Department of Forestry & Fire Protection, Series C, Rev., FSA, 5.00%, 04/01/16	7,788
	California State Public Works Board, Department of General Services, Butterfield State,
2,400	Series A, Rev., 5.00%, 06/01/13	2,570
2,530	Series A, Rev., 5.00%, 06/01/14	2,731

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
13,660	Series A, Rev., 5.00%, 06/01/15	14,613
4,260	California State Public Works Board, Department of Justice, Series D, Rev., FSA, 5.00%, 04/01/16	4,613
8,500	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.50%, 06/01/14	9,435
3,360	California State Public Works Board, University Research Project, Series E, Rev., 5.25%, 10/01/16	3,743
	California State University,
1,000	Series C, Rev., FSA, 5.00%, 11/01/13 (w)	1,071
1,000	Series C, Rev., FSA, 5.00%, 11/01/14 (w)	1,079
1,500	Series C, Rev., FSA, 5.00%, 11/01/17 (w)	1,643
2,440	California Statewide Communities Development Authority, Catholic West, COP, 6.00%, 07/01/09 (p)	2,504
2,715	California Statewide Communities Development Authority, Catholic West, Unrefunded Balance, COP, 6.00%, 07/01/09	2,767
	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home,
3,000	Rev., 5.00%, 11/01/13	3,153
1,000	Rev., 5.25%, 11/01/13	1,065
	Capistrano Unified School District Community Facilities District No. 87-1, Special Tax,
3,140	AMBAC, 4.50%, 09/01/11	3,258
1,000	AMBAC, 5.00%, 09/01/12	1,068
785	City of Long Beach, Water System, Series A, Rev., MBIA, 5.75%, 05/01/15	883
4,180	City of Riverside, Riverside Electric, Rev., FSA, 5.25%, 10/01/11	4,499
12,980	City of Vallejo, Rev., MBIA, 5.00%, 05/01/16	14,013
10,435	Contra Costa Water District, Series K, Rev., FSA, 5.50%, 10/01/11	11,244
5,415	Desert Sands Unified School District, GO, AMBAC, Zero Coupon, 06/01/12	4,420
3,660	El Camino Community College District, Election of 2002, Series B, GO, FGIC, 4.25%, 08/01/14	3,811
10,000	Golden State Tobacco Securitization Corp., Enhanced Asset Backed, Series A, Rev., AMBAC, 5.00%, 06/01/11	10,495
4,750	Los Altos School District, GO, AMBAC, 5.00%, 08/01/16	5,174
4,500	Los Angeles Convention & Exhibit Center Authority, Series A, Rev., MBIA, 6.13%, 08/15/11	4,956
	Los Angeles Department of Airports, Ontario International,
3,230	Series A, Rev., MBIA, 4.75%, 05/15/13	3,378
3,410	Series A, Rev., MBIA, 4.75%, 05/15/14	3,586
3,575	Series A, Rev., MBIA, 5.00%, 05/15/15	3,834
	Los Angeles Unified School District,
5,000	Series A-1, GO, MBIA, 4.50%, 07/01/17	5,129
14,750	Series B, GO, FSA, 4.75%, 07/01/16	15,693
1,250	Series B, GO, FGIC, 4.75%, 07/01/16	1,324
	Los Angeles Unified School District, Election of 1997,
6,925	Series E, GO, MBIA, 5.13%, 07/01/12 (p)	7,448
11,755	Series F, GO, FGIC, 5.00%, 07/01/13 (p)	12,715
14,135	Los Angeles Unified School District, Election of 2004, Series F, GO, FGIC, 5.00%, 07/01/16	15,342
7,560	Los Angeles Wastewater System, Sub Series A, Rev., MBIA, 4.20%, 06/01/13	7,740
2,925	Los Rios Community College District, Election of 2002, Series B, GO, MBIA, 5.00%, 08/01/12	3,152
2,085	Napa Valley Unified School District, Election of 2002, GO, FGIC, 5.00%, 08/01/16	2,256
4,535	Natomas Unified School District, Election of 2006, GO, FGIC, 5.00%, 08/01/14	4,867
1,745	Pasadena Area Community College District, Election of 2002, Series C, GO, AMBAC, Zero Coupon, 08/01/10	1,533
12,350	Rancho Mirage Redevelopment Agency, Merged Redevelopment Whitewater, Tax Allocation, Series A, MBIA, 5.00%, 04/01/16	13,328
3,165	Sacramento Municipal Utility District, Series O, Rev., MBIA, 5.25%, 08/15/10	3,340
5,150	San Diego Unified School District, Election of 1998, Series F-1, GO, FSA, 5.25%, 07/01/27	6,064
7,915	San Francisco City & County Public Utilities Commission, Series A, Rev., FSA, 5.00%, 05/01/16	8,562
8,945	San Francisco City & County Unified School District, Election of 2003, Series B, GO, FSA, 5.00%, 06/15/12	9,557
	Santa Monica Community College District, Election of 2007,
3,380	Series B, GO, FGIC, Zero Coupon, 08/01/11	2,849
1,000	Series B, GO, FGIC, Zero Coupon, 08/01/12	808
1,655	Series B, GO, FGIC, Zero Coupon, 08/01/13	1,282
545	Series B, GO, FGIC, Zero Coupon, 08/01/14	404
500	Series C, GO, FGIC, Zero Coupon, 08/01/13	387
2,000	Series C, GO, FGIC, Zero Coupon, 08/01/14	1,483

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS   13

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
2,000	Solano County, COP, MBIA, 5.25%, 11/01/12 (p)	2,168
5,500	Southern California Public Power Authority, San Juan Power, Power Project, Series B, Rev., VAR, FSA, 5.25%, 01/01/12 (p)	5,910
5,000	Southern California Public Power Authority, San Juan Unit 3, Power Project, Series A, Rev., FSA, 5.50%, 01/01/13	5,496
	State of California,
3,000	GO, 5.00%, 02/01/09	3,076
2,500	GO, 5.00%, 02/01/10	2,593
8,545	GO, 5.00%, 08/01/13	9,079
20,000	GO, 5.00%, 03/01/14	21,554
5,000	GO, 5.00%, 08/01/15	5,354
5,000	GO, 5.13%, 04/01/14	5,366
3,000	GO, 5.25%, 02/01/13	3,235
2,885	GO, 5.75%, 05/01/10 (p)	3,103
5,000	GO, FGIC-TCRS, 5.25%, 08/01/13	5,445
	State of California, Economic Recovery,
23,300	Series A, GO, FGIC-TCRS, 5.00%, 07/01/11	24,561
20,000	Series A, GO, MBIA, 5.00%, 07/01/14	21,711
6,000	Series A, GO, FGIC, 5.25%, 07/01/14	6,617
6,580	Temple City Unified School District, GO, FGIC, 5.25%, 08/01/22	7,536
2,000	Torrance Unified School District, Election of 1998, Series B, GO, FSA, 5.00%, 08/01/11	2,108
2,500	University of California Regents Medical Center, Series A, Rev., MBIA, 4.50%, 05/15/15	2,509
2,700	West Contra Costa Unified School District, Election of 2005, Series A, GO, FSA, 5.00%, 08/01/14	2,901
8,310	West Valley-Mission Community College District, Election of 2004, Series A, GO, FSA, 5.00%, 08/01/16	9,002
		453,156
	Colorado — 2.0%
1,000	Arapahoe County School District No. 5, Cherry Creek, GO, 6.00%, 12/15/09 (p)	1,062
	Colorado Health Facilities Authority, Boulder Hospital,
1,000	Series B, Rev., MBIA, 6.00%, 10/01/12	1,109
710	Series C, Rev., MBIA, 6.00%, 10/01/11	775
615	Series C, Rev., MBIA, 6.00%, 10/01/12	682
825	Series C, Rev., MBIA, 6.00%, 10/01/13	928
585	Series C, Rev., MBIA, 6.00%, 10/01/14	667
1,350	Colorado Health Facilities Authority, Denver Options, Inc. Project, Rev., ACA, 5.00%, 02/01/12	1,399
2,355	Colorado Health Facilities Authority, Hospital, Steamboat Springs Health, Rev., 5.75%, 09/15/08	2,435
70	Colorado Housing & Finance Authority, Rev., 5.38%, 08/01/10	71
3,410	Colorado Water Resources & Power Development Authority, Wastewater, Revolving Fund, Series A, Rev., AMBAC, 6.00%, 09/01/10	3,673
5,250	Denver City & County, Series A, Rev., FSA, 5.38%, 09/01/09	5,456
	Denver City & County, Airport,
5,000	Series B, Rev., FGIC, AMT, 5.00%, 11/15/13	5,307
5,000	Series B, Rev., FGIC, AMT, 5.00%, 11/15/14	5,340
3,000	Series E, Rev., FGIC, 5.25%, 11/15/12	3,198
1,610	Douglas County School District No. Re-1 Douglas & Elbert Counties, GO, FGIC, 5.75%, 12/15/14	1,827
5,000	Douglas County School District No. Re-1 Douglas & Elbert Counties, Capital Appreciation, Series B, GO, Zero Coupon, 12/15/14	3,659
1,690	Douglas County School District No. Re-1 Douglas & Elbert Counties, Buildings, Series B, GO, FSA, 5.75%, 12/15/12 (p)	1,872
2,000	El Paso County School District No. 49 Falcon, Series A, GO, FSA, 5.50%, 12/01/09 (p)	2,187
	El Paso County School District No. 11 Colorado Springs,
1,000	GO, 7.10%, 12/01/07	1,262
5,000	GO, 7.13%, 12/01/07 (p)	6,345
4,800	Jefferson County School District R-001, GO, MBIA, 6.50%, 12/15/10	5,279
	Metropolitan Football Stadium District, Sales Tax, Capital Appreciation,
2,400	Series A, Rev., MBIA, Zero Coupon, 01/01/10	2,152
1,000	Series A, Rev., MBIA, Zero Coupon, 01/01/11	862
1,000	University of Colorado, Enterprise System, Series B, Rev., FGIC, 5.25%, 06/01/13 (p)	1,087
		58,634
	Connecticut — 1.9%
	City of New Haven,
5	Series A, GO, FGIC, 5.00%, 11/01/08 (p)	5
2,465	Series B, GO, FSA, 6.00%, 11/01/09 (p)	2,636
1,290	City of North Branford, GO, MBIA, 5.00%, 10/01/10	1,352

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Connecticut — Continued
3,425	City of Ridgefield, Series A, GO, 5.00%, 09/15/10 (p)	3,613
1,155	City of Stamford, GO, 5.00%, 07/15/08	1,177
	City of Waterbury,
1,420	Series A, GO, FSA, 5.25%, 04/01/11	1,507
3,905	Series A, GO, FSA, 5.50%, 04/01/12 (p)	4,238
1,105	Connecticut State Health & Educational Facility Authority, Eastern Connecticut Health, Series A, Rev., RADIAN, 6.38%, 07/01/10 (p)	1,208
895	Connecticut State Health & Educational Facility Authority, Eastern Connecticut Health, Unrefunded Balance, Series A, Rev., RADIAN, 6.38%, 07/01/10	971
	State of Connecticut,
5,000	Series A, GO, 5.25%, 04/15/11	5,302
2,500	Series A, Rev., FGIC, 5.50%, 10/01/12	2,735
7,240	Series B, GO, 5.88%, 06/15/10 (p)	7,743
2,900	Series B, Rev., FSA, 5.50%, 11/01/09	3,040
1,400	Series B, Rev., MBIA-IBC, 5.13%, 09/01/12	1,524
3,300	Series D, GO, 5.13%, 11/15/11 (p)	3,504
8,970	Series E, GO, FSA, 5.50%, 11/15/12	9,794
4,000	University of Connecticut, Series A, GO, FGIC, 5.40%, 03/01/10 (p)	4,277
		54,626
	District of Columbia — 1.1%
	District of Columbia,
2,000	COP, FGIC, 5.00%, 01/01/13	2,125
2,000	COP, FGIC, 5.25%, 01/01/15	2,189
2,500	COP, FGIC, 5.25%, 01/01/16	2,758
10,305	Series A, GO, MBIA, 5.50%, 06/01/12	11,168
75	Series A, GO, MBIA-IBC, 6.00%, 06/01/07 (p)	75
3,830	District of Columbia Tobacco Settlement Financing Corp., Asset Backed Bonds, Rev., 6.25%, 05/15/11	4,114
6,455	District of Columbia Water & Sewer Authority, Public Utilities, Rev., FSA, 5.50%, 04/01/09	6,847
410	District of Columbia, Unrefunded Balance, Series A, GO, MBIA-IBC, 6.00%, 06/01/07	412
1,500	George Washington University, Series A, Rev., MBIA, 6.00%, 09/15/09	1,595
		31,283
	Florida — 2.7%
	City of Gulf Breeze, Miami Beach Local Government,
1,435	Series C, Rev., FGIC, 5.00%, 12/01/15	1,499
1,500	Series E, Rev., VAR, FGIC, 5.13%, 12/01/20	1,618
	Clay County Housing Finance Authority, Single Family Mortgage,
90	Rev., GNMA COLL, FHA, VA MTGS, 6.20%, 04/02/07	90
75	Rev., GNMA COLL, FHA, VA MTGS, 6.25%, 04/02/07	75
105	Clay County Housing Finance Authority, Single Family Mortgage, Multi-County Program, Rev., GNMA/FNMA, 5.25%, 04/02/07	105
1,495	Florida State Board of Education, Capital Outlay, Series B, GO, 5.25%, 06/01/12	1,605
8,000	Highlands County Health Facilities Authority, Adventist Health, Rev., VAR, 3.95%, 11/15/32	7,929
	Indian River County Hospital District,
1,185	Rev., FSA, 5.95%, 04/02/07	1,211
1,285	Rev., FSA, 6.00%, 04/02/07	1,313
4,885	JEA Water & Sewer, Series A, Rev., FGIC, 5.00%, 10/01/13	5,218
5,000	Lee County School Board, Series A, COP, FSA, 5.00%, 02/01/14	5,355
	Miami-Dade County,
2,225	Series CC, GO, AMBAC, 7.13%, 10/01/14	2,697
2,095	Series DD, GO, AMBAC, 7.75%, 10/01/18	2,822
3,000	Miami-Dade County School Board, Series B, COP, VAR, MBIA, 5.00%, 05/01/31	3,133
30,000	Orlando Utilities Commission, Water & Electric, Multi-Modal, Series A, Rev., VAR, 4.10%, 10/01/23	30,164
4,000	Palm Beach County Housing Finance Authority, Multi-Family Mortgage, Country Lake, Rev., VAR, 4.75%, 06/01/09	4,108
5,730	Reedy Creek Improvement District, Series 2, Rev., AMBAC, 5.00%, 10/01/15	6,245
995	Sunrise Excise Tax & Special Assessment, Utilities Systems, Series A, Rev., AMBAC, 5.50%, 10/01/15	1,096
3,065	Volusia County, Gas Tax, Rev., FSA, 5.00%, 10/01/14	3,313
		79,596
	Georgia — 2.6%
1,000	Bibb County School District, GO, 5.00%, 04/01/09	1,028
	De Kalb County, Water & Sewer Authority,
4,900	Series B, Rev., 5.25%, 10/01/22	5,661
8,660	Series B, Rev., 5.25%, 10/01/23	10,043
1,720	Forsyth County School District, GO, 5.00%, 07/01/11	1,831

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS   15

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Georgia — Continued
	Fulton County School District,
3,280	GO, 6.38%, 05/01/13	3,764
2,630	GO, 6.38%, 05/01/14	3,073
	Georgia Municipal Electric Authority,
190	Series DD, Rev., MBIA-IBC, 7.00%, 01/01/08 (p)	195
125	Series Y, Rev., 6.40%, 01/01/09 (p)	131
55	Series Y, Rev., 10.00%, 01/01/10 (p)	64
	Georgia Municipal Electric Authority, Unrefunded Balance,
6,250	Series A, Rev., 6.50%, 01/01/12	6,732
4,810	Series DD, Rev., MBIA-IBC, 7.00%, 01/01/08	4,940
2,875	Series Y, Rev., 6.40%, 01/01/09	3,010
945	Series Y, Rev., 10.00%, 01/01/10	1,101
5,000	Gwinnett County School District, Series B, GO, 6.40%, 02/01/08	5,126
1,500	Henry County & Henry County Water & Sewerage Authority, Rev., FGIC, 5.63%, 02/01/10 (p)	1,596
	Metropolitan Atlanta Rapid Transit Authority,
2,500	Series N, Rev., MBIA-IBC-BNY, 6.25%, 07/01/18	2,894
3,000	Series P, Rev., AMBAC, 6.20%, 07/01/07	3,026
5,000	Series P, Rev., AMBAC, 6.25%, 07/01/11	5,417
	State of Georgia,
10,700	Series B, GO, 6.30%, 03/01/10	11,507
5,000	Series D, GO, 5.80%, 11/01/09 (p)	5,367
		76,506
	Hawaii — 0.1%
3,335	State of Hawaii, Series CM, GO, FGIC, 6.00%, 12/01/10	3,608
	Illinois — 6.2%
6,915	Chicago Board of Education, Series A, GO, MBIA, 5.25%, 06/01/13	7,488
2,130	Chicago Board of Education, Depriest Elementary School Project, Series H, GO, MBIA, 5.75%, 12/01/14 (p)	2,424
14,025	Chicago Metropolitan Water Reclamation District-Greater Chicago, GO, 5.50%, 12/01/09	14,707
	Chicago Metropolitan Water Reclamation District-Greater Chicago, Capital Improvement,
10,000	GO, 5.50%, 12/01/12 (p)	10,800
1,500	GO, 7.00%, 01/01/08 (p)	1,542
1,000	GO, 7.25%, 12/01/12 (p)	1,183
11,955	Chicago O’Hare International Airport, Series A, Rev., FGIC, 5.25%, 01/01/16	13,105
3,000	Chicago O’Hare International Airport, Passenger Facility Charge, Series A, Rev., AMBAC, 5.63%, 04/02/07	3,034
5,990	Chicago Park District, Series B, GO, FGIC, 5.50%, 01/01/11 (p)	6,381
1,090	Chicago Park District, Unrefunded Balance, Series B, GO, FGIC, 5.50%, 01/01/11	1,152
5,300	Chicago Public Building Commission Building, Series A, Rev., MBIA, 5.25%, 12/01/11	5,657
3,275	Chicago Tax Increment, Junior Lien, Near South Redevelopment Project, Tax Allocation, Series A, ACA, 5.00%, 11/15/07	3,302
	City of Chicago,
7,500	Series A, GO, FSA, 5.00%, 01/01/15	8,047
13,620	Series J, GO, AMBAC, 5.00%, 12/01/16	14,803
	City of Chicago, Emergency Telephone System,
1,170	GO, FGIC, 5.25%, 01/01/13	1,263
1,000	GO, FGIC, 5.25%, 01/01/15	1,100
8,000	Cook County, Series B, GO, MBIA, 5.00%, 11/15/17 (w)	8,783
3,000	Du Page County, Rev., FSA, 5.75%, 07/01/11 (p)	3,249
2,585	Illinois Finance Authority, DePaul University, Series A, Rev., 5.38%, 10/01/15	2,834
1,665	Illinois Health Facilities Authority, Rev., 6.63%, 02/15/10 (p)	1,816
2,675	Illinois Health Facilities Authority, Riverside Health System, Rev., 6.75%, 11/15/10	2,816
2,985	McHenry County Community Unit School District No. 20 Woodstock, School Building, Series A, GO, FGIC, 8.00%, 01/15/15	3,843
	Regional Transportation Authority,
6,600	Series A, Rev., AMBAC, 6.40%, 06/01/12	7,277
1,000	Series B, GO, AMBAC, 6.40%, 06/01/12	1,103
2,600	Southwestern Illinois Development Authority, Local Government Program, Triad School District No. 2, Rev., MBIA, 5.25%, 10/01/16	2,888
	State of Illinois,
4,330	GO, 5.00%, 01/01/20	4,798
4,330	GO, 5.00%, 01/01/21	4,811
2,000	GO, MBIA, 5.25%, 06/01/08 (p)	2,059
3,125	Rev., 5.00%, 06/15/13	3,348
8,885	Series A, GO, 5.00%, 03/01/14	9,489
2,400	Series P, Rev., 6.50%, 06/15/13	2,615
11,670	Town of Cicero, Tax Increment, Series A, GO, XLCA, 5.25%, 01/01/15	12,737
1,025	Will County High School District No. 204 Joliet, Limited Tax, GO, FSA, 5.38%, 12/01/11	1,098

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Illinois — Continued
	Winnebago County School District No. 122 Harlem-Loves Park, Capital Appreciation,
1,350	GO, FGIC, 6.35%, 06/01/07	1,359
4,420	GO, FSA, Zero Coupon, 01/01/13	3,509
4,320	Winnebago County, Public Safety, Alternative Revenue Source, Series A, GO, MBIA, 5.00%, 12/30/15	4,652
		181,072
	Indiana — 1.0%
3,000	Brownsburg 1999 School Building Corp., First Mortgage, Series B, Rev., FSA, 5.00%, 07/15/15	3,227
1,175	Central High School Building Corp., First Mortgage, Rev., AMBAC, 5.50%, 08/01/07	1,184
3,615	City of Indianapolis, Economic Development, Knob In the Woods Project, Rev., VAR, FNMA COLL, 3.45%, 12/01/24	3,523
1,702	City of Indianapolis, Muliti-Family Housing, Braeburn, Series A, Rev., GNMA COLL, 5.35%, 04/01/11	1,780
2,000	Indiana Bond Bank, Special Program, Series A, Rev., FSA, 5.00%, 08/01/16	2,172
1,800	Indiana Municipal Power Agency, Series B, Rev., MBIA, 5.88%, 01/01/10	1,907
5,555	Indiana State Office Building Commission, Miami Correctional-Phase, Series 1-A, Rev., AMBAC, 5.50%, 07/01/09 (p)	5,834
1,500	Indiana Transportation Finance Authority, Airport Facilities, Series A, Rev., AMBAC, 6.00%, 11/01/11 (p)	1,649
2,280	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Series A, Rev., AMBAC, 5.75%, 06/01/12	2,504
3,000	Indianapolis Airport Authority, Special Facilities, Fed Ex Corp. Project, Rev., 5.10%, 01/15/17	3,185
1,600	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 6.00%, 01/10/20	1,874
500	Pike County Multi-School Building Corp., First Mortgage, Series B, Rev., AMBAC, 5.20%, 01/15/10 (p)	525
		29,364
	Iowa — 0.6%
3,000	City of Muscatine, Series A, Rev., AMBAC, 5.50%, 01/01/10	3,149
6,920	Iowa Finance Authority, Hospital Facility, Rev., 6.75%, 02/15/10 (p)	7,571
1,000	Iowa Higher Education Loan Authority, Wartburg College Project, Rev., ACA, 5.75%, 10/01/12 (p)	1,100
5,000	Tobacco Settlement Authority of Iowa, Asset Backed, Series B, Rev., 5.50%, 06/01/11 (p)	5,345
		17,165
	Kansas — 0.9%
	Butler County Public Building Commission, Community Improvement, Public Facilities Projects,
1,375	Rev., MBIA, 5.25%, 10/01/12	1,441
1,600	Rev., MBIA, 5.35%, 10/01/15	1,682
	Johnson County Unified School District 232,
5,000	Series A, GO, FSA, 5.25%, 09/01/15	5,500
1,175	GO, FSA, 5.00%, 09/01/10 (p)	1,227
1,865	GO, FSA, 5.25%, 09/01/10 (p)	1,963
4,500	GO, FSA, 5.50%, 09/01/10 (p)	4,774
1,140	Kansas Development Finance Authority, Comprehensive Rehab Project, Series F, Rev., AMBAC, 5.25%, 10/01/10	1,202
6,365	Wyandotte County School District No. 500, GO, FSA, 5.50%, 09/01/12 (p)	6,941
		24,730
	Kentucky — 0.7%
325	Greater Kentucky Housing Assistance Corp., Mortgage, Multi-Family Housing, Section 8 Assisted, Series A, Rev., FHA, 5.90%, 04/02/07	325
	Kentucky Area Development Districts, City of Ewing,
1,015	Series C, Rev., 5.60%, 06/01/10	1,087
745	Series C, Rev., 5.85%, 06/01/10	799
5,905	Kentucky State Property & Buildings Commission, Project No. 69, Series A, Rev., FSA, 5.00%, 08/01/11 (p)	6,225
6,500	Kentucky State Property & Buildings Commission, Project No. 79, Rev., MBIA, 5.13%, 10/01/13 (p)	7,045
1,000	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73, Rev., 5.50%, 11/01/11	1,075
4,905	Kentucky Turnpike Authority, Economic Development, Revitalization Projects, Series B, Rev., FSA, 5.00%, 07/01/12	5,219
		21,775

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS   17

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Louisiana — 0.7%
2,835	City of New Orleans, Home Mortgage Authority, SO, 6.25%, 01/15/11 (p)	3,061
3,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Capital Projects & Equipment Acquisition, Series A, Rev., AMBAC, 6.30%, 07/01/30	4,250
7,610	Louisiana Local Government Environmental Facilities & Community Development Authority, Livingston Parish Road Project, Rev., AMBAC, 5.00%, 03/01/16	8,230
1,000	Port New Orleans Board of Commissioners, Sport Facilities, Rev., AMBAC, 5.50%, 04/01/08 (p)	1,015
3,825	Saint Tammany Parish Sales Tax District No. 3, Sales & Use Tax Revenue, Rev., CIFG, 5.00%, 06/01/16	4,125
		20,681
	Maine — 0.1%
2,765	Maine Municipal Bond Bank, Series D, Rev., 5.13%, 11/01/11	2,925
	Maryland — 1.5%
7,185	State of Maryland, Rev., 5.18%, 07/01/16 (i)	7,491
7,750	State of Maryland, State & Local Facilities 1st Loan, Series B, GO, 5.25%, 02/15/11	8,220
13,045	State of Maryland, State & Local Facilities 2nd Loan, GO, 5.00%, 08/01/15	14,320
4,000	University System of Maryland, Series A, Rev., 5.00%, 10/01/16	4,380
7,355	Washington Suburban Sanitation District, General Construction, Series C, GO, 5.00%, 06/01/12	7,840
		42,251
	Massachusetts — 3.6%
	Commonwealth of Massachusetts,
1,500	Series A, Rev., GAN, 5.50%, 12/15/07	1,522
3,500	Series A, Rev., GAN, 5.50%, 12/15/09	3,670
3,280	Series A, Rev., GAN, 5.75%, 06/15/09	3,430
3,200	Series C, GO, 5.25%, 08/01/13 (p)	3,475
5,000	Series C, GO, 5.25%, 09/01/15 (p)	5,556
2,560	Series D, GO, MBIA, 5.25%, 11/01/11 (p)	2,726
2,915	Series D, GO, MBIA, 5.50%, 11/01/11 (p)	3,136
18,545	Commonwealth of Massachusetts, Federal Highway, Series A, Rev., GAN, FSA, 5.75%, 12/15/10	19,845
	Massachusetts Bay Transportation Authority, General Transportation Systems,
5,650	Series A, Rev., 7.00%, 03/01/08	5,832
2,045	Series A, Rev., MBIA, 5.50%, 03/01/14	2,272
1,420	Massachusetts State College Building Authority, Commonwealth Guaranteed, Series A, Rev., 7.50%, 05/01/11	1,623
11,500	Massachusetts State Turnpike Authority, Series A, Rev., 5.00%, 01/01/13 (p)	12,017
2,225	Massachusetts State Water Pollution Abatement, MWRA Program, Sub Series A, Rev., 6.00%, 08/01/09 (p)	2,367
7,275	Massachusetts State Water Pollution Abatement, Unrefunded Balance, MWRA Program, Sub Series A, Rev., 6.00%, 08/01/09	7,716
	Massachusetts Water Resources Authority,
2,000	Series A, Rev., FSA, GO, 5.50%, 08/01/13 (p)	2,208
3,000	Series C, Rev., FGIC-TCRS, 5.25%, 12/01/15	3,274
11,645	University of Massachusetts Building Authority, Series 4-A, Rev., MBIA, 5.13%, 11/01/14 (p)	12,763
11,395	University of Massachusetts Building Authority Project, Series 04-1, Rev., AMBAC, 5.38%, 11/01/14 (p)	12,679
		106,111
	Michigan — 4.2%
	City of Detroit, Michigan Sewer Systems,
5,000	Series B, Rev., VAR, MBIA, 5.00%, 07/01/16	5,417
4,150	Series C, Rev., FGIC, 5.00%, 07/01/16	4,506
2,000	Series C, Rev., FGIC, 5.25%, 07/01/16	2,219
7,745	City of Detroit, Sewer Disposal, Series A, Rev., VAR, MBIA, 5.25%, 07/01/17	8,641
3,910	City of Grand Rapids, Water Supply, Rev., FGIC, 5.75%, 01/01/11	4,189
	Michigan Municipal Bond Authority, Clean Water State Revolving Fund,
3,000	Rev., 5.38%, 10/01/12	3,239
10,400	Rev., 5.50%, 10/01/14	11,647
	Michigan State Building Authority, Facilities Program,
2,500	Series I, Rev., 5.50%, 10/15/11	2,682
1,000	Series II, Rev., 5.38%, 10/15/07 (p)	1,021
13,050	Michigan State Hospital Finance Authority, Ascension Health Credit, Series A, Rev., MBIA, 6.25%, 11/15/09 (p)	14,030

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
1,685	Michigan State Hospital Finance Authority, Henry Ford Health Systems, Rev., AMBAC, 6.00%, 09/01/11 (p)	1,845
8,565	Michigan State Hospital Finance Authority, Trinity Health, Series A, Rev., 6.00%, 12/01/10	9,272
799	Michigan State Housing Development Authority, Huntley Villas Apartments, Series A, Rev., GNMA COLL, 4.80%, 08/20/12	823
10,750	Michigan State Trunk Line, Series A, Rev., 5.25%, 11/01/13	11,734
16,000	Monroe County Economic Development Corp., Limited Obligation, Detroit Edison Co., Series CC, Rev., VAR, AMBAC, 4.65%, 10/01/24	16,467
3,000	Rochester Community School District, Series I, GO, Q-SBLF, 5.50%, 05/01/09	3,117
	Royal Oak Hospital Finance Authority, William Beaumont Hospital,
3,000	Rev., 6.25%, 01/01/09	3,128
5,445	Rev., 6.25%, 01/01/11	5,901
1,000	Sturgis Public School District, School Building & Site, GO, Q-SBLF, 5.63%, 05/01/10 (p)	1,059
1,800	Wayne County, AMBAC, 5.63%, 05/01/11	1,861
9,455	Wyoming Public Schools, GO, FSA, Q-SBLF, 5.00%, 05/01/15	10,211
		123,009
	Minnesota — 1.2%
355	Minnesota Housing Finance Agency, Single Family Mortgage, Series G, Rev., AMT, GO, 6.25%, 04/02/07	357
1,000	Minnesota State Municipal Power Agency, Electric, Series A, Rev., 5.25%, 10/01/14	1,075
8,730	State of Minnesota, GO, 5.50%, 06/01/09	9,082
3,415	State of Minnesota, Public Safety Radio Communication System, Rev., MBIA, 5.00%, 06/01/15	3,726
	University of Minnesota,
5,000	Series A, Rev., GO, 5.75%, 07/01/10 (p)	5,329
6,000	Series A, Rev., GO, 5.75%, 07/01/11 (p)	6,499
8,000	Series A, Rev., GO, 5.75%, 07/01/15 (p)	9,155
		35,223
	Mississippi — 1.0%
1,190	Mississippi Higher Education Assistance Corp., Series B-3, Rev., GTD Student Loans, 5.30%, 09/01/08	1,209
	State of Mississippi,
2,000	GO, 5.75%, 12/01/12	2,209
10,390	GO, 6.20%, 02/01/08 (p)	10,580
9,600	Series B, GO, 5.90%, 11/15/08	9,953
5,000	Series D, GO, MBIA-IBC, 5.00%, 11/01/19	5,577
		29,528
	Missouri — 1.4%
4,785	Clay County Public School District No. 53 Liberty, GO, FSA, 5.25%, 03/01/14 (p)	5,245
915	Clay County Public School District No. 53 Liberty, Unrefunded Balance, GO, FSA, 5.25%, 03/01/14	991
5,805	Missouri Housing Development Commission, Homeowner Loan Program, Series B-1, Rev., VAR, AMT, GNMA/FNMA COLL, 5.38%, 03/01/13	5,941
	Missouri Housing Development Commission, Homeowner Loan Program, Multi-Family Housing,
175	Series III, Rev., FHA, 4.70%, 12/01/11	181
165	Series III, Rev., FHA, 4.80%, 12/01/11	171
9,000	Missouri Housing Development Commission, Homeowner Loan Program, Single Family Mortgage, Series C-1, Rev., VAR, AMT, GNMA/FNMA, 4.80%, 03/01/12	9,021
1,105	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds Program, Series B, Rev., 5.50%, 07/01/12	1,202
4,000	Missouri State Health & Educational Facilities Authority, BJC Health System, Series A, Rev., 6.75%, 05/15/12 (p)	4,571
2,920	Missouri State Health & Educational Facilities Authority, Park Lane Medical Center, Series A, Rev., MBIA, 5.60%, 01/01/15 (p)	3,097
7,000	Missouri State Highways & Transit Commission, First Lien, Series B, Rev., 5.00%, 05/01/16	7,566
3,105	St. Louis Land Clearance Redevelopment Authority, Westminster Place Apartments, Series A, Rev., VAR, FNMA COLL, 5.95%, 04/01/07	3,111
		41,097
	Montana — 0.0% (g)
130	Montana State Housing Board, Single Family Mortgage, Series A-2, Rev., AMT, 5.10%, 06/01/09	131

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS   19

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Nebraska — 0.4%
3,410	NEBHELP, Inc., Sub Series A-5B, Rev., MBIA, GTD Student Loans, 6.20%, 06/01/13	3,546
6,665	Nebraska Public Power District, Series B, Rev., MBIA, 5.25%, 01/01/08	6,813
		10,359
	Nevada — 0.8%
	Clark County School District,
1,500	Series A, GO, MBIA, 7.00%, 06/01/10	1,649
8,200	Series A, GO, MBIA, 7.00%, 06/01/11	9,229
2,750	Series D, GO, MBIA, 5.00%, 12/15/13	2,942
8,200	Clark County, PCR, Nevada Power Co. Project, Series D, Rev., ACA-CBI, 5.30%, 04/02/07	8,208
		22,028
	New Hampshire — 0.1%
1,375	New Hampshire Health & Education Facilities Authority, University System, Rev., AMBAC, 5.50%, 07/01/11 (p)	1,487
705	New Hampshire Health & Education Facilities Authority, University System, Unrefunded Balance, Rev., AMBAC, 5.50%, 07/01/11	759
		2,246
	New Jersey — 6.9%
	City of Harrison,
2,870	Series A, GO, FSA, Zero Coupon, 06/01/15	2,075
2,820	Series A, GO, FSA, Zero Coupon, 06/01/16	1,953
5,620	City of Jersey City, Public Improvement, Series A, GO, MBIA, 5.25%, 09/01/14	6,153
890	Freehold Regional High School District, GO, FGIC, 5.00%, 03/01/19	997
32,000	Garden State Preservation Trust, 2005 Series A, Rev., FSA, 5.80%, 11/01/15	36,972
1,090	Glassboro School District, GO, MBIA, 5.00%, 08/15/15	1,191
	Hudson County Improvement Authority, Capital Appreciation,
2,305	Series A-1, Rev., MBIA, Zero Coupon, 12/15/21	1,253
2,285	Series A-1, Rev., MBIA, Zero Coupon, 12/15/22	1,189
145	Lindenwold Boro School District, GO, MBIA, 5.00%, 06/01/14	157
1,850	New Jersey Economic Development Authority, Kapkowski Road Landfill, Series A, Rev., 6.38%, 05/15/14 (p)	2,161
	New Jersey Economic Development Authority, Cigarette Tax,
7,500	Rev., 5.63%, 06/15/07	7,538
4,500	Rev., FGIC, 5.00%, 06/15/09	4,631
15,395	New Jersey Economic Development Authority, Motor Vehicles, Series A, Rev., MBIA, 5.25%, 07/01/14	16,880
	New Jersey Economic Development Authority, School Facilities Constructions,
4,000	Series O, Rev., 5.00%, 03/01/15	4,305
15,000	Series O, Rev., 5.25%, 03/01/15	16,406
7,750	Series P, Rev., 5.25%, 09/01/15	8,490
5,000	New Jersey State Educational Facilities Authority, Princeton University, Series D, Rev., 5.25%, 07/01/17	5,661
7,825	New Jersey State Transit Corp., Federal Transportation Administration Grants, Series B, COP, AMBAC, 5.50%, 09/15/11	8,408
	New Jersey State Turnpike Authority,
2,630	Rev., 5.70%, 05/01/13 (p)	2,781
4,950	Series C, Rev., MBIA-IBC, 6.50%, 01/01/08 (p)	5,066
1,835	Series G, Rev., 5.75%, 01/01/09 (p)	1,881
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
4,570	Series A, Rev., 5.75%, 06/15/15 (p)	5,231
1,780	Series A, Rev., 5.75%, 06/15/16	2,041
5,020	Series C, Rev., 5.00%, 06/15/10 (p)	5,235
11,085	Series C, Rev., 5.50%, 06/15/13 (p)	12,222
5,330	Series D, Rev., FSA, 5.00%, 06/15/15 (p)	5,817
2,395	New Jersey Transportation Trust Fund Authority, Transportation Systems, Unrefunded Balance, Series B, Rev., MBIA, 6.00%, 12/15/11 (p)	2,643
6,670	New Jersey Transportation Trust Fund Authority, Unrefunded Balance, Series D, Rev., FSA, 5.00%, 06/15/15	7,212
1,000	Stafford Township Board of Education, GO, FSA, 5.00%, 03/15/16	1,097
4,520	State of New Jersey, Series E, GO, 6.00%, 07/15/09	4,761
	Tobacco Settlement Financing Corp.,
7,500	Series 1A, Rev., 4.50%, 06/01/17	7,381
10,000	Series 1A, Rev., 5.00%, 06/01/17	9,775
		199,563
	New Mexico — 0.5%
4,155	Albuquerque Municipal School District No. 12, Series C, GO, 5.00%, 08/01/14 (m)	4,508
6,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., MBIA, 5.25%, 06/15/14	6,534
1,860	New Mexico Mortgage Finance Authority, Single Family Mortgage, Series D, Rev., VAR, AMT, GNMA/FNMA/FHLMC COLL, 6.13%, 09/01/12	1,968

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New Mexico — Continued
	University of New Mexico, Capital Appreciation, Sub Lien,
1,030	Series B, Rev., MBIA, Zero Coupon, 06/01/07	1,020
1,000	Series B, Rev., MBIA, Zero Coupon, 06/01/08	954
1,115	Series B, Rev., MBIA, Zero Coupon, 06/01/09	1,023
		16,007
	New York — 11.4%
12,405	Battery Park City Authority, Series A, Rev., 5.25%, 11/01/13	13,548
1,090	Dormitory Authority of the State of New York, Rev., 3.92%, 03/27/07 (i)	1,089
4,000	Erie County Industrial Development Agency, City of Buffalo Project, Rev., FSA, 5.00%, 05/01/13	4,294
	Erie County TOB Asset Securitization Corp., Asset Backed,
1,160	Class A, Rev., 5.38%, 07/15/10 (p)	1,223
2,530	Class A, Rev., 5.50%, 07/15/10 (p)	2,699
	Long Island Power Authority, Electric Systems,
3,535	Series A, Rev., AMBAC, 5.50%, 12/01/10	3,760
4,225	Series A, Rev., FSA, 5.50%, 12/01/12 (p)	4,630
1,500	Series A, Rev., FSA, 5.50%, 12/01/13 (p)	1,664
22,630	Metropolitan Transportation Authority, Service Contract, Series A, Rev., 5.50%, 07/01/17	25,686
	New York City,
6,055	Series B, GO, 5.50%, 12/01/11 (p)	6,559
650	Series D, GO, 5.25%, 08/01/08	664
4,000	Series D, GO, MBIA-IBC, 6.50%, 11/01/09	4,284
1,500	Series E, GO, 5.75%, 08/01/12	1,639
2,000	Series E, GO, MBIA-IBC, 5.75%, 08/01/12	2,201
5,000	Series G, GO, 5.00%, 08/01/14	5,378
540	Series G, GO, 5.25%, 08/01/08 (p)	552
11,500	Series G, GO, 5.50%, 08/01/09	11,975
10,000	Series H, GO, XLCA-ICR, 5.25%, 03/15/11	10,606
65	Series I, GO, MBIA-IBC, 5.75%, 03/15/07	65
2,400	Series M, GO, AMBAC, 5.30%, 06/01/07	2,433
4,460	New York City, Unrefunded Balance, Series G, GO, 5.25%, 08/01/08	4,557
2,500	New York City Municipal Water Finance Authority, Water & Sewer System, Series D, Rev., 5.00%, 06/15/12	2,643
	New York City Transitional Finance Authority,
1,500	Series A-1, Rev., 5.00%, 11/01/15	1,625
17,000	Series S-1, Rev., FGIC, 5.00%, 01/15/17	18,685
	New York City Transitional Finance Authority, Future Tax Secured,
4,000	Series A, Rev., FGIC, 6.00%, 08/15/09 (p)	4,263
24,000	Series A, Rev., VAR, 5.50%, 11/01/11	25,763
5,525	Series C, Rev., AMBAC, 5.25%, 08/01/12	5,934
6,300	New York Convention Center Operating Corp., Yale Building Acquisition Project, COP, 5.25%, 06/01/07 (p)	6,386
10,000	New York State Dormitory Authority, Education, Series D, Rev., 5.00%, 09/15/16	10,977
4,270	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series D, Rev., 5.00%, 08/15/15 (w)	4,653
3,910	New York State Dormitory Authority, Siena College, Rev., MBIA, 5.00%, 07/01/16	4,252
2,370	New York State Dormitory Authority, St. Johns University, Series C, Rev., MBIA, 5.25%, 07/01/20	2,695
	New York State Dormitory Authority, State University Educational Facilities,
3,590	Rev., 5.38%, 07/01/12 (p)	3,897
4,025	Series A, Rev., FGIC-TCRS, 5.50%, 05/15/13	4,367
1,500	Series A, Rev., FSA-CR, 5.50%, 05/15/13	1,627
5,000	Series F, Rev., FSA, 5.00%, 03/15/14	5,403
5,035	New York State Dormitory Authority, City University Systems, 4th Generation, Series A, Rev., FGIC-TCRS, 5.25%, 07/01/13	5,484
1,500	New York State Dormitory Authority, North Shore University Hospital, Rev., MBIA, 5.50%, 11/01/14	1,675
2,055	New York State Environmental Facilities Corp., Municipal Water Financing Authority, Sub Series B, Rev., 5.00%, 06/15/14	2,226
	New York State Environmental Facilities Corp., State Revolving Funds, New York City Municipal Water Project, Clean Water & Drinking,
21,110	Series D, Rev., 5.38%, 06/15/12	22,799
18,000	Sub Series E, Rev., 5.38%, 06/15/12	19,473
3,850	New York State Thruway Authority, Highway & Bridge Trust Fund, Series A, Rev., FGIC, 5.25%, 04/01/10 (p)	4,038
	New York State Thruway Authority, Service Contract, Local Highway & Bridge,
5,000	Rev., 5.10%, 04/02/07	5,078
10,000	Rev., 5.20%, 04/02/07	10,212
5,100	New York State Urban Development Corp., Correctional Capital Facilities, Series A, Rev., FSA, 6.50%, 01/01/10	5,487
1,000	New York State Urban Development Corp., State Facilities, Rev., 5.60%, 04/01/15	1,101

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS   21

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
	Sales Tax Asset Receivables Corp.,
9,000	Series A, Rev., MBIA, 5.00%, 10/15/14	9,660
6,650	Series A, Rev., MBIA, 5.25%, 10/15/14	7,292
4,840	State of New York, Unrefunded Balance, Series B, GO, 5.70%, 04/02/07	4,872
	Tobacco Settlement Financing Authority,
4,000	Series B-1C, Rev., 5.50%, 06/01/12	4,317
4,000	Series B-1C, Rev., 5.50%, 06/01/13	4,361
10,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., GO, 5.25%, 11/15/12	10,765
		331,516
	North Carolina — 1.4%
3,000	Cabarrus County, Installment Financing Contract, COP, 5.75%, 04/01/11	3,263
3,015	Durham County, Public Improvement, Series B, GO, 5.00%, 04/01/12	3,187
	Gaston County,
1,750	GO, FSA, 4.00%, 04/01/16	1,783
3,750	GO, FSA, 4.38%, 04/01/16	3,833
1,750	GO, FSA, 5.00%, 04/01/15	1,913
2,900	Johnston County, GO, MBIA, 5.00%, 02/01/16	3,163
530	North Carolina Housing Finance Agency, Home Ownership, Series 1-B, Rev., 5.13%, 07/01/08	538
9,155	North Carolina Municipal Power Agency No. 1, Catawba Electricity, Rev., AMBAC, 6.00%, 01/01/08	9,332
13,280	State of North Carolina, Public Improvement, GO, 5.00%, 03/01/11	13,970
		40,982
	North Dakota — 0.1%
2,790	North Dakota State Housing Finance Agency, Housing Finance Program, Series RR-II-R-140, Rev., 5.55%, 07/01/10	2,806
	Ohio — 3.4%
8,600	Butler County Transportation Improvement District, Series A, Rev., FSA, 5.13%, 04/01/08 (p)	8,902
1,250	City of Cincinnati, GO, 5.38%, 12/01/10	1,318
3,000	City of Cleveland, Rev., FSA, 5.25%, 09/15/21	3,446
	City of Columbus,
7,235	Series A, GO, 5.00%, 12/15/16	7,945
1,800	Series 1, GO, 5.50%, 11/15/10 (p)	1,933
790	Cleveland-Cuyahoga County Port Authority, Development, Port Cleveland Bond Fund, Series A, Rev., 5.60%, 05/15/12	841
1,525	Cuyahoga Community College District, Series A, Rev., AMBAC, 5.00%, 12/01/12	1,634
	Franklin County, Economic Development, Capitol South Community Urban,
1,395	Rev., 5.00%, 06/01/07	1,396
1,465	Rev., 5.25%, 06/01/08	1,473
1,115	Rev., 5.50%, 06/01/09	1,129
1,565	Franklin County, Online Computer Library Center, Rev., 5.00%, 04/15/08	1,585
5,510	Montgomery County, Catholic Health, Rev., 5.50%, 09/01/11 (p)	5,929
4,000	Montgomery County, Solid Waste, Rev., MBIA, 5.50%, 04/02/07	4,046
355	Ohio Capital Corp. Housing Mortgage, Section 8 Housing Assisted, Series M, Rev., FHA, 5.90%, 04/02/07	356
8,795	Ohio Housing Finance Agency, Residential Mortgage Backed Securities, Series A, Rev., AMT, 5.00%, 03/01/14	8,938
	Ohio State Building Authority, Adult Correctional Facilities,
4,000	Series A, Rev., 5.75%, 04/01/10 (p)	4,283
5,000	Series A, Rev., FSA, 5.50%, 10/01/11	5,372
880	Ohio State Water Development Authority, Rev., 9.38%, 06/01/07 (p)	961
6,100	RiverSouth Authority, RiverFront Area Redevelopment, Series A, Rev., 5.25%, 06/01/14	6,635
3,295	State of Ohio, Denison University 2007 Project, Rev., 5.00%, 11/01/17	3,612
9,000	State of Ohio, Highway Capital Improvement, Series H, GO, 5.00%, 05/01/12	9,661
9,090	State of Ohio, Infrastructure Improvements, Series D, GO, 5.00%, 03/01/14	9,756
2,060	Toledo-Lucas County Port Authority, Development, Northwest, Woodsage Project, Series B, Rev., 6.25%, 11/15/14	2,263
	Warrensville Height City School District, School Improvement,
1,000	GO, FGIC, 7.00%, 12/01/11	1,141
1,000	GO, FGIC, 7.00%, 12/01/12	1,167
1,075	GO, FGIC, 7.00%, 12/01/13	1,283
1,150	GO, FGIC, 7.00%, 12/01/14	1,401
		98,406
	Oklahoma — 0.2%
2,500	Oklahoma Industries Authority, Health System, Baptist Center, Series C, Rev., AMBAC, 6.25%, 08/15/12 (p)	2,529

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oklahoma — Continued
2,875	Oklahoma State Capital Improvement Authority, Rev., MBIA, 5.00%, 06/01/08	2,923
		5,452
	Oregon — 0.7%
3,000	Clackamas County Hospital Facility Authority, Legacy Health System, Rev., 5.38%, 08/15/09	3,126
5,405	Lane County School District No. 40 Creswell, GO, School Board GTY, 6.00%, 06/15/10 (p)	5,802
1,305	Oregon State Bond Bank, Economic & Community Development, Series B, Rev., MBIA, 5.30%, 01/01/09	1,365
3,000	Oregon State Department of Transportation, Highway User Tax, Series A, Rev., 5.50%, 11/15/12 (p)	3,281
2,405	Polk Marion & Benton School District No. 13J, GO, FSA, 5.75%, 06/15/10 (p)	2,564
1,845	Washington County, GO, 5.50%, 06/01/11 (p)	1,978
1,050	Washington County Unified Sewerage Agency, Sewer, Sub Lien, Series 1, Rev., FGIC, 5.75%, 10/01/11	1,142
		19,258
	Pennsylvania — 1.3%
8,070	Allegheny County, Series C-57, GO, FGIC, 5.25%, 11/01/13 (m)	8,813
5,000	Allegheny County Sanitation Authority, Sewer Rev., MBIA, 5.38%, 12/01/11 (m)	5,379
3,705	Commonwealth of Pennsylvania, Fourth Series, GO, 5.00%, 07/01/13	3,979
4,800	Delaware Valley Regional Financial Authority, Series A, Rev., AMBAC, 5.50%, 08/01/28	5,714
210	Parkland School District, GO, FGIC, 5.38%, 09/01/15	235
8,602	Pennsylvania Higher Education Assistance Agency, Rev., 4.64%, 04/30/09 (i)	8,651
1,550	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 67-A, Rev., AMT, 5.50%, 09/01/09	1,585
175	Peters Township School District, Washington County, Series B, GO, FSA, 5.00%, 12/01/13	189
3,500	Philadelphia Authority for Industrial Development, Academy National Sciences Project, Rev., 2.15%, 01/01/18 (i)	3,502
		38,047
	Puerto Rico — 0.9%
3,500	Children’s Trust Fund, Tobacco Settlement, Rev., 5.75%, 07/01/10 (p)	3,738
	Commonwealth of Puerto Rico,
4,800	GO, AMBAC-TCRS, 7.00%, 07/01/10	5,298
5,500	GO, MBIA-IBC, 5.50%, 07/01/09	5,733
1,000	Puerto Rico Electric Power Authority, Series LL, Rev., MBIA, 5.50%, 07/01/17	1,151
	Puerto Rico Highway & Transportation Authority,
3,000	Series AA, Rev., MBIA, FSA, 5.50%, 07/01/18	3,469
3,000	Series AA, Rev., VAR, FSA, 5.00%, 07/01/10	3,123
3,000	Puerto Rico Municipal Finance Agency, Series C, GO, CIFG, 5.25%, 08/01/20	3,434
		25,946
	South Carolina — 2.1%
2,810	Charleston County, Public Improvement, GO, 6.13%, 09/01/09	2,996
2,395	Charleston County, Transition Sales Tax, GO, 5.00%, 11/01/15	2,602
16,605	Charleston Educational Excellence Finance Corp., Charleston County School District Project, Rev., 5.00%, 12/01/14	17,724
4,610	City of Charleston, Waterworks & Sewer, Refinancing & Capital Improvement, Series A, Rev., 5.00%, 01/01/16	4,979
1,000	Piedmont Municipal Power Agency, Electric, Rev., MBIA, 6.20%, 01/01/08 (p)	1,021
8,125	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., FGIC, 6.75%, 01/01/20	10,314
	South Carolina Jobs & Economic Development Authority, Hospital Facilities Improvement, Palmetto Health Alliance,
5,500	Series A, Rev., 7.00%, 12/15/10 (p)	5,915
3,000	Series A, Rev., 7.13%, 12/15/10 (p)	3,407
	South Carolina Jobs & Economic Development Authority, Hospital Facilities, Georgetown Memorial Hospital,
1,215	Rev., AMBAC, 5.50%, 11/01/09	1,274
1,065	Rev., RADIAN, 5.25%, 02/01/11	1,098
10,310	State of South Carolina, State School Facilities, Series A, GO, 4.25%, 01/01/10	10,533
		61,863
	South Dakota — 0.0% (g)
1,288	Heartland Consumers Power District, Rev., 6.38%, 01/01/16 (p)	1,438
	Tennessee — 1.4%
1,910	City of Lawrenceburg, Electric, Rev., MBIA, 6.63%, 07/01/18	2,375

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS   23

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Tennessee — Continued
	City of Memphis, General Improvement,
4,125	Series A, GO, MBIA, 5.00%, 11/01/15	4,495
4,825	GO, MBIA-IBC, 5.25%, 11/01/13	5,273
6,820	Knox County, Public Improvement, GO, 6.00%, 05/01/08 (p)	7,069
1,195	Municipal Energy Acquisition Corp., Gas, Rev., FSA, 4.13%, 03/01/09	1,207
7,285	Tennergy Corp., Gas, Rev., MBIA, 5.00%, 06/01/09 (p)	7,493
12,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.00%, 09/01/13	12,788
		40,700
	Texas — 7.2%
2,300	Allen Independent School District, GO, PSF-GTD, 5.00%, 02/15/15 (m)	2,459
	Alvin Independent School District,
3,205	Rev., 3.60%, 02/15/22 (i)	3,158
3,375	Rev., 3.60%, 02/15/23 (i)	3,326
2,945	Arlington Independent School District, GO, PSF-GTD, 4.75%, 02/15/08	2,966
1,800	Austin Independent School District, Public Property Finance Contractual Obligation, GO, MBIA, 5.25%, 02/01/08 (p)	1,826
1,435	Carroll Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 02/15/08	1,009
440	Cedar Hill Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/09 (p)	335
405	Cedar Hill Independent School District, Capital Appreciation, Unrefunded Balance, GO, PSF-GTD, Zero Coupon, 08/15/09	305
100	Central Texas Housing Finance Corp., Single Family Mortgage, GNMA Mortgage Program, Rev., GNMA COLL, FHA, 8.20%, 04/01/22	103
1,285	City of Austin, Capital Appreciation, Rev., FGIC, Zero Coupon, 05/15/17	847
5,000	City of Austin, Electric Utilities, Rev., MBIA, 5.25%, 05/15/13	5,377
6,140	City of Houston, First Lien, Series A, Rev., MBIA, 5.25%, 05/15/14	6,636
	City of Southlake,
9,825	GO, AMBAC, 5.00%, 02/15/13	10,391
1,700	GO, AMBAC, Zero Coupon, 02/15/09 (p)	1,304
5,000	Coastal Bend Health Facilities Development Corp., Rev., AMBAC, 5.93%, 11/15/13 (p)	5,628
5,205	Coppell Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/09	3,143
1,305	Dallas County Flood Control District, GO, 9.25%, 04/01/08 (p)	1,379
5,000	Dallas Waterworks & Sewer System, Improvement, Rev., FSA, 5.38%, 04/01/13	5,413
7,645	El Paso County Community College District, Rev., MBIA, 5.00%, 04/01/17	8,325
2,000	Granbury Independent School District, GO, PSF-GTD, 5.00%, 08/01/15	2,143
	Granbury Independent School District, Capital Appreciation,
2,610	GO, PSF-GTD, Zero Coupon, 08/01/11	2,195
2,625	GO, PSF-GTD, Zero Coupon, 08/01/12	2,120
7,545	Harris County Flood Control District, Series A, GO, 5.25%, 10/01/14	8,255
5,000	Harris County Hospital District, Rev., MBIA, 6.00%, 08/15/10	5,332
1,250	Harris County Toll Road, Sub Lien, Sub Series A, GO, MBIA, 6.50%, 08/15/13	1,445
4,115	Harris County, Houston Sports Authority, Capital Appreciation, Junior Lien, Series B, Rev., MBIA, Zero Coupon, 11/15/08	3,111
1,100	Hays Consolidated Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/11 (p)	880
10,000	Houston Independent School District, Capital Appreciation, Series A, GO, PSF-GTD, Zero Coupon, 02/15/09 (p)	7,559
3,885	Houston Independent School District, Public Facilities Corp. Lease, Capital Appreciation, Cesar E. Chavez, Series A, Rev., AMBAC, Zero Coupon, 09/15/12	3,119
	Irving Independent School District,
2,000	GO, PSF-GTD, 5.25%, 02/15/13	2,161
2,000	GO, PSF-GTD, 5.25%, 02/15/14	2,184
1,520	Katy Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/11	1,592
2,000	La Joya Independent School District, GO, PSF-GTD, 5.00%, 02/15/16	2,168
6,720	Leander Independent School District, GO, PSF-GTD, Zero Coupon, 08/15/09	4,798
4,490	Lower Colorado River Authority, Transmission Services, Series A, Rev., MBIA, 5.00%, 05/15/16	4,829
4,000	Lubbock Health Facilities Development Corp., Methodist Hospital, Series B, Rev., AMBAC, 6.75%, 12/01/10 (p)	4,424

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
5,875	Lubbock Health Facilities Development Corp., St. Joseph Health Systems, Rev., 5.25%, 07/01/08	6,032
	Pearland Texas Independent School District,
7,500	Series 2001 B, Rev., 4.26%, 02/15/25 (i)	7,371
7,500	Series 2001 B, Rev., 4.27%, 02/15/24 (i)	7,371
2,505	Richardson Independent School District, GO, PSF-GTD, 5.00%, 02/15/14	2,664
7,500	State of Texas, Series A, GO, 6.00%, 10/01/09	7,928
3,000	State of Texas, College Student Loan, GO, GTD Student Loans, 5.25%, 08/01/07	3,019
	State of Texas, Public Finance Authority,
3,900	GO, 5.00%, 10/01/12	4,116
3,000	GO, 5.50%, 10/01/08	3,085
1,000	Series A, GO, 5.50%, 10/01/11	1,076
5,000	Tarrant Regional Water District, Rev., FSA, 5.38%, 03/01/13	5,414
5,200	Texas Municipal Power Agency, Rev., MBIA, 5.50%, 09/01/10	5,511
4,900	Texas State Turnpike Authority, Rev., FGIC, 5.50%, 01/01/08	5,065
840	Texas Tech University Revenues, Improvements, Financing System, Series 6, Rev., AMBAC, 5.25%, 02/15/16 (p)	865
1,700	Texas Tech University Revenues, Improvements, Financing System, Series 6, Unrefunded Balance, Rev., AMBAC, 5.25%, 02/15/09	1,745
	Texas Water Development Board, State Revolving Fund, Senior Lien,
3,000	Series A, Rev., 5.25%, 07/15/08	3,063
1,000	Series A, Rev., 5.63%, 07/15/09	1,042
3,750	Series A, Rev., 5.63%, 07/15/10	3,969
3,175	Series B, Rev., 5.25%, 07/15/07	3,224
7,385	Tomball Independent School District, Series B, GO, VAR, 3.45%, 02/15/26 (i)	7,340
	University of North Texas,
3,390	Series A, Rev., FGIC, 5.00%, 04/15/12	3,554
4,095	Series B, Rev., 5.00%, 08/15/12	4,352
		210,051
	Utah — 0.4%
	Intermountain Power Agency, Utah Power Supply
3,185	Series A, Rev., MBIA-IBC, 6.15%, 07/01/14 (p)	3,302
3,800	Series B, Rev., MBIA, 6.50%, 07/01/10	4,133
10	Intermountain Power Agency, Unrefunded Balance, 2006 Series A, Rev., MBIA-IBC, 6.15%, 03/28/07	10
2,840	Salt Lake City, GO, 5.50%, 06/15/10 (p)	3,004
1,700	Salt Lake City Municipal Building Authority, Series B, Rev., AMBAC, 5.50%, 10/15/09 (p)	1,794
10	Salt Lake City, Unrefunded Balance, GO, 5.50%, 06/15/10	11
		12,254
	Vermont — 0.1%
4,100	City of Burlington, Electric, Series A, Rev., MBIA, 6.38%, 07/01/09	4,349
	Virgin Islands — 0.2%
1,755	Virgin Islands Public Finance Authority, Gross Receipts, Tax Lien Notes, Series A, Rev., 5.63%, 10/01/10	1,797
3,070	Virgin Islands Water & Power Authority, Electric Systems, Rev., 5.25%, 07/01/07	3,077
		4,874
	Virginia — 1.2%
6,000	Virginia Commonwealth Transportation Board, Federal Highway, Rev., RAN, 5.50%, 10/01/09	6,276
10,110	Virginia Commonwealth Transportation Board, Oak Grove Connector, Series A, Rev., 5.00%, 05/15/16	11,036
5,635	Virginia Commonwealth Transportation Board, Transition District Program, Series B, Rev., 5.00%, 05/15/16	6,141
	Virginia Public School Authority,
5,210	Series A, Rev., 5.50%, 08/01/10 (p)	5,569
5,265	Series B, Rev., 5.00%, 08/01/13	5,666
		34,688
	Washington — 4.5%
4,590	City of Seattle, Rev., 5.63%, 12/01/10	4,879
10,000	City of Seattle, Improvements, Rev., FSA, 5.50%, 03/01/11	10,650
	Cowlitz County Public Utility District No. 1, Electric Distribution System,
1,105	Rev., AMBAC, 5.00%, 09/01/10 (p)	1,154
490	Rev., AMBAC, 5.00%, 09/01/11 (p)	517
	Cowlitz County Public Utility District No. 1, Electric Distribution System, Unrefunded Balance,
1,240	Rev., AMBAC, 5.00%, 09/01/10	1,295
765	Rev., AMBAC, 5.00%, 09/01/11	806
41,000	Energy Northwest Electric, Washington Electric, Columbia Generating Station, Series B, Rev., MBIA, 5.50%, 07/01/09	42,452

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS   25

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Washington — Continued
	Grant County Public Utility District No. 2 Priest Rapids,
1,230	Series G, Rev., MBIA, 5.25%, 01/01/11 (p)	1,299
13,995	Series H, Rev., FSA, 5.38%, 01/01/12	14,961
3,000	Kitsap County School District No. 400 North Kitsap, GO, 5.00%, 06/01/11 (p)	3,157
1,300	Port Grays Harbor, Rev., 6.38%, 12/01/09	1,358
5,140	Snohomish County School District No. 6 Mukilteo, GO, FGIC, 5.70%, 12/01/12	5,669
3,525	Spokane & Whitman Counties School District No. 360-316 Cheney, GO, School Board GTY, 5.60%, 12/01/10	3,751
	State of Washington,
4,500	Series B & AT-7, GO, 6.40%, 06/01/17	5,338
4,000	Series C, GO, 5.50%, 07/01/09	4,165
	Washington Public Power Supply System, Nuclear Project No. 1,
11,845	Series A, Rev., AMBAC, 6.00%, 07/01/08	12,202
1,300	Series B, Rev., 5.60%, 07/01/07	1,308
3,650	Series B, Rev., MBIA, 5.13%, 07/01/07	3,739
3,800	Washington Public Power Supply System, Nuclear Project No. 2, Series A, Rev., 5.75%, 07/01/09	3,977
	Washington Public Power Supply System, Nuclear Project No. 3, Capital Appreciation,
5,000	Series B, Rev., Zero Coupon, 07/01/09	4,572
3,000	Series B, Rev., MBIA-IBC, 5.65%, 07/01/08	3,077
		130,326
	West Virginia — 0.2%
2,210	Harrison County, County Commission, Series A, SO, 6.25%, 05/15/10 (p)	2,333
105	Monongalia County, Single Family, Rev., 7.20%, 03/01/11 (p)	112
3,255	West Virginia State Higher Education Interim Governing Board University, Marshall University, Series A, Rev., FGIC, 5.25%, 05/01/11	3,442
		5,887
	Wisconsin — 2.0%
3,000	Fond Du Lac School District, GO, FGIC, 5.75%, 04/01/10 (p)	3,184
5,350	Milwaukee County, Corporate Purpose, Series A, GO, 5.63%, 09/01/09 (p)	5,603
	State of Wisconsin,
1,000	GO, 6.25%, 05/01/11	1,097
1,000	GO, 6.25%, 05/01/12	1,118
6,275	Series 1, GO, 5.50%, 11/01/11	6,758
8,155	Series 1, GO, MBIA, 5.25%, 05/01/14	8,939
5,000	Series 1, GO, MBIA, 5.25%, 05/01/15	5,521
3,000	Series 1, Rev., 6.88%, 06/01/11	3,284
4,450	Series 3, GO, 5.20%, 11/01/09	4,625
3,200	State of Wisconsin, Clean Water, Series 1, Rev., 5.10%, 06/01/12	3,383
	Wisconsin Health & Educational Facilities Authority,
6,250	Rev., 5.70%, 05/01/14 (i)	6,609
6,250	Rev., 5.95%, 05/01/19 (i)	6,944
		57,065
	Total Municipal Bonds (Cost $2,810,078)	2,894,925

SHARES
Short-Term Investment — 0.4%
	Investment Company — 0.4%
12,250	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $12,250)	12,250
	Total Investments — 99.8% (Cost $2,822,328)	2,907,175
	Other Assets in Excess of Liabilities — 0.2%	5,337
	NET ASSETS — 100.0%	$2,912,512

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2007

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.9%
	Municipal Bonds — 98.9%
	Arizona — 0.4%
715	Arizona Health Facilities Authority, Catholic Healthcare West, Series A, Rev., 6.13%, 07/01/07 (p)	721
1,620	Arizona Health Facilities Authority, Catholic Healthcare West, Unrefunded Balance, Series A, Rev., 6.13%, 07/01/09	1,663
		2,384
	California — 0.6%
2,000	Pasadena Area Community College District, Series C, GO, AMBAC, Zero Coupon, 08/01/11	1,689
2,500	Santa Monica Community College District, Election 2007, Series C, GO, FGIC, Zero Coupon, 08/01/13	1,937
		3,626
	Colorado — 0.5%
3,000	Denver City & County Apartments, Series B, Rev., AMT, FGIC, 5.00%, 11/15/11	3,144
	District of Columbia — 0.2%
1,500	District of Columbia, COP, FGIC, 5.00%, 01/01/16	1,620
	Florida — 0.2%
990	Sunrise Excise Tax & Special Assessment, Utilities Systems, Series A, Rev., AMBAC, 5.50%, 10/01/15	1,090
	Hawaii — 0.2%
800	Honolulu City & County Board of Water Supply, Series B, Rev., MBIA, AMT, 5.25%, 07/01/16	872
	Illinois — 0.4%
149	Illinois Development Finance Authority, 5.20%, 08/01/28 (i)	150
2,535	Illinois Development Finance Authority, Riverside Health & Fitness Center Project, Series 1998-C, Rev., 5.20%, 08/01/28	2,573
		2,723
	Louisiana — 0.3%
1,500	City of Shreveport, Series B, GO, MBIA, 5.25%, 03/01/17	1,662
	Michigan — 0.4%
2,115	Michigan State Housing Development Authority, Series A, Rev., AMT, 4.25%, 12/01/11	2,135
	New Jersey — 0.8%
	Hudson County Improvement Authority, Capital Appreciation,
1,105	Series A-1, Rev., MBIA, Zero Coupon, 12/15/17	718
1,435	Series A-1, Rev., MBIA, Zero Coupon, 12/15/18	891
3,500	New Jersey Economic Development Authority, Motor Vehicles, Series A, Rev., MBIA, 5.25%, 07/01/14	3,839
		5,448
	New York — 89.4%
1,020	Allegany County Industrial Development Agency, Alfred University, Civic Facilities, Rev., MBIA, 5.25%, 08/01/08	1,061
	Amherst Industrial Development Agency, Civic Facilities, Faculty-Student Housing Corp.,
1,175	Series A, Rev., AMBAC, 5.50%, 08/01/11	1,281
1,000	Series B, Rev., AMBAC, 5.50%, 11/01/11	1,090
1,290	Series B, Rev., AMBAC, 5.75%, 08/01/10	1,397
150	Arkport Central School District, GO, FSA, 5.20%, 06/15/09	156
500	Attica Central School District, GO, FSA, 5.00%, 06/15/10	522
6,695	Babylon Industrial Development Agency, Civic Facilities, Winthrop S. Nassau University East, Inc., Project, Series A, Rev., AMBAC, 6.63%, 08/01/09	7,205
1,040	Beacon City School District, GO, MBIA, 5.50%, 07/15/09	1,095
650	Brentwood Union Free School District, GO, FSA, 5.63%, 06/15/09	685
	Brockport Central School District,
1,660	GO, FGIC, 5.50%, 06/15/13	1,841
1,100	GO, FGIC, 5.50%, 06/15/14	1,235
1,660	GO, FGIC, 5.50%, 06/15/15	1,885
685	GO, FGIC, 5.75%, 06/15/17	805
450	Bronxville Union Free School District, GO, 5.25%, 10/15/10	476
	Burnt Hills-Ballston Lake Central School District,
590	GO, FGIC, 5.40%, 07/15/09	619
680	GO, FGIC, 5.50%, 07/15/09	715
1,450	Byram Hills Central School District, GO, 5.00%, 11/15/10 (p)	1,534
1,000	Canandaigua City School District, Series A, GO, FSA, 5.38%, 04/01/12	1,087
	Chenango Forks Central School District,
250	GO, FGIC, 5.63%, 06/15/09	263
850	GO, FGIC, 5.70%, 06/15/09	897
1,165	City of Kings Point, GO, 5.00%, 06/15/15	1,264
	Clarkstown Central School District,
605	GO, FSA, 5.00%, 04/15/13	653

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    27

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
630	GO, FSA, 5.00%, 04/15/14	686
255	GO, FSA, 5.25%, 04/15/14	281
3,155	Cleveland Hill Union Free School District, Cheektowaga, GO, FGIC, 5.50%, 10/15/09	3,327
2,490	Erie County Industrial Development Agency, City of Buffalo Project, Rev., FSA, 5.00%, 05/01/13	2,673
1,650	Erie County Public Improvement, Series A, GO, FGIC, 5.00%, 09/01/12	1,745
510	Erie County Water Authority, Improvement & Extension, Rev., 5.75%, 12/01/08 (p)	521
285	Fayetteville-Manlius Central School District, GO, FGIC, 5.00%, 06/15/12	303
	Goshen Central School District,
1,050	GO, FGIC, 5.00%, 06/15/16	1,162
1,050	GO, FGIC, 5.00%, 06/15/17	1,167
1,000	GO, FGIC, 5.00%, 06/15/19	1,122
1,545	Harborfields Central School District, Greenlawn, GO, FSA, 5.00%, 06/01/10	1,610
1,000	Ilion Central School District, Series B, GO, FGIC, 5.00%, 06/15/12	1,071
70	Irvington Union Free School District, GO, FSA, 5.00%, 04/01/11	74
2,790	Lindenhurst Union Free School District, GO, FGIC, 5.25%, 07/15/09 (p)	2,921
745	Lindenhurst Union Free School District, Unrefunded Balance, GO, FGIC, 5.25%, 07/15/09	779
	Long Island Power Authority, Electric Systems,
2,800	Series A, Rev., AMBAC, 5.50%, 12/01/08	2,888
2,500	Series A, Rev., FGIC, 5.00%, 06/01/16	2,716
5,250	Series A, Rev., FSA, 5.50%, 12/01/12 (p)	5,753
1,875	Series A, Rev., FSA, 5.50%, 12/01/13 (p)	2,080
1,000	Series D, Rev., MBIA, 5.00%, 09/01/16	1,093
1,000	Series E, Rev., FGIC, 5.00%, 12/01/16	1,092
1,500	Series E, Rev., MBIA, 5.00%, 12/01/16	1,638
3,000	Series F, Rev., MBIA, 5.00%, 11/01/16	3,276
110	Longwood Central School District at Middle Island, GO, FSA, 4.80%, 06/15/08	114
805	Mahopac Central School District, Series B, GO, MBIA, 5.60%, 06/15/10	860
	Massapequa Union Free School District,
1,090	Series A, GO, FSA, 5.38%, 06/15/09	1,133
2,180	Series A, GO, FSA, 5.38%, 06/15/10	2,321
2,485	Series A, GO, FSA, 5.40%, 06/15/10	2,647
3,135	Series A, GO, FSA, 5.70%, 06/15/10	3,369
3,775	Metropolitan Transportation Authority, Series K, Rev., MBIA, 6.30%, 07/01/07 (p)	3,809
	Metropolitan Transportation Authority, Dedicated Tax Fund,
10,860	Series A, Rev., FGIC, 4.75%, 10/01/15 (p)	11,705
800	Series A, Rev., FGIC, 5.25%, 11/15/18	907
5,400	Series A, Rev., MBIA, 6.25%, 04/01/11 (p)	5,942
	Metropolitan Transportation Authority, Service Contract,
16,920	Series A, Rev., 5.75%, 07/01/16	19,500
2,330	Series A, Rev., 5.75%, 07/01/18	2,715
4,750	Series A, Rev., FSA-CR, 5.75%, 01/01/18	5,557
	Metropolitan Transportation Authority, Transportation Facilities,
1,620	Series A, Rev., 5.00%, 01/01/12	1,710
100	Series A, Rev., 6.13%, 07/01/09 (p)	106
510	Series C, Rev., FSA, 5.25%, 01/01/09 (p)	530
2,500	Series F, Rev., 5.00%, 11/15/11	2,636
1,000	Series F, Rev., 5.00%, 11/15/15	1,086
1,050	Monroe County, GO, 6.00%, 03/01/13	1,166
	Monroe County, Public Improvement,
65	GO, AMBAC, 5.88%, 06/01/08	67
1,130	GO, FGIC, 5.00%, 03/01/12	1,197
335	GO, MBIA-IBC, 6.00%, 03/01/15	389
1,000	GO, MBIA-IBC, 6.00%, 03/01/18	1,194
1,000	GO, MBIA-IBC, 6.00%, 03/01/19	1,208
1,065	Series P, GO, AMBAC, 5.88%, 06/01/08 (p)	1,095
	Monroe Woodbury Central School District,
280	GO, FSA, 5.00%, 04/15/14	303
1,005	Series A, GO, FGIC, 5.00%, 05/15/14	1,091
2,500	Nassau County, Series A, GO, FGIC, 6.00%, 07/01/08	2,575
1,570	Nassau County Sewer & Storm Water Finance Authority, Series B, Rev., MBIA, 5.00%, 10/01/14	1,685
450	New Rochelle City School District, Series A, GO, FSA, 5.00%, 12/15/10	472
	New York City,
4,000	Series B, GO, FGIC-TCRS, 5.75%, 08/01/12	4,395
3,000	Series C, GO, 5.00%, 01/01/17	3,244
470	Series C, GO, 5.25%, 03/15/12 (p)	505
5,000	Series E, GO, FSA, 5.00%, 11/01/14	5,406
2,640	Series E, GO, MBIA-IBC, 5.75%, 08/01/12	2,905
2,760	Series F, GO, 5.50%, 12/15/11	2,964
2,500	Series G, GO, 5.00%, 12/01/14	2,676

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
3,000	Series G, GO, 5.00%, 02/01/16	3,226
3,000	Series H, GO, 5.00%, 08/01/14	3,210
5,000	Series J, GO, MBIA, 5.25%, 05/15/14	5,447
2,500	Series P, GO, MBIA, 5.00%, 08/01/15	2,720
2,000	New York City Housing Development Corp., Capital Funding, Series A, Rev., FGIC, 5.00%, 07/01/15	2,158
2,390	New York City Industrial Development Agency, Civic Facility Revenue, USTA National Tennis Center, Series A, Rev., FSA, 5.00%, 05/15/13	2,547
7,355	New York City Municipal Water Finance Authority, Series B, Rev., 5.00%, 06/15/14	7,893
3,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series A, Rev., FGIC, 5.75%, 06/15/09 (p)	3,170
1,000	New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge & Tunnel, COP, Series A, AMBAC, 5.63%, 01/01/10	1,061
	New York City Transitional Finance Authority, Future Tax Secured,
1,000	Series A, Rev., 5.75%, 08/15/09 (p)	1,060
4,700	Series A, Rev., VAR, 5.50%, 11/01/11	5,045
3,380	Series B, Rev., 5.50%, 02/01/11 (p)	3,642
7,305	Series B, Rev., 6.13%, 05/15/10 (p)	7,932
9,000	Series C, Rev., 5.88%, 05/01/10 (p)	9,695
1,215	Series C, Rev., TRAN, 5.50%, 02/01/11	1,297
2,000	New York City Transitional Finance Authority, Future Tax Secured, Subordinated, Series B, Rev., 5.00%, 05/01/17	2,198
	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance,
475	Series B, Rev., 5.50%, 02/01/11	510
695	Series B, Rev., 6.13%, 05/15/10	755
2,000	New York City Trust For Cultural Resources, Educational Broadcasting Corp., Series 1999, Rev., 2.68%, 01/01/08 (i)	1,977
3,000	New York Convention Center Operating Corp., Yale Building Acquisition Project, COP, 5.25%, 06/01/07 (p)	3,041
2,000	New York Local Government Assistance Corp., Series E, Rev., FSA-CR, 6.00%, 04/01/14	2,239
490	New York Mortgage Agency, Homeowner Mortgage, Series 94, Rev., 5.35%, 04/01/10	493
	New York Power Authority, General Purpose,
500	Rev., 7.00%, 04/02/07 (p)	545
2,400	Series A, Rev., FGIC, 5.00%, 11/15/15	2,604
	New York State Dormitory Authority,
2,500	MBIA-IBC, 5.00%, 07/01/16	2,726
3,820	Rev., 3.92%, 03/27/07 (i)	3,819
115	New York State Dormitory Authority, Canisius College, Rev., MBIA, 4.95%, 07/01/11	121
	New York State Dormitory Authority, City University System,
13,000	CONS, Series A, Rev., AMBAC-TCRS, 5.75%, 07/01/13	14,030
3,565	CONS, Series A, Rev., FSA-CR, 5.75%, 07/01/13	3,871
3,415	CONS, Series B, Rev., 6.00%, 07/01/14	3,735
6,770	New York State Dormitory Authority, Columbia University, Series A, Rev., 5.25%, 07/01/11 (p)	7,282
440	New York State Dormitory Authority, FHA Insured Mortgage Nursing Home, Series A, Rev., MBIA, 5.50%, 08/01/10	465
1,000	New York State Dormitory Authority, Fordham University, Rev., AMBAC, 5.00%, 07/01/14	1,082
100	New York State Dormitory Authority, Good Samaritan Hospital, Rev., RADIAN, 5.50%, 07/01/11 (p)	107
	New York State Dormitory Authority, Long Island University,
5	Rev., RADIAN, 5.00%, 09/01/09 (p)	5
2,305	Series A, Rev., 5.00%, 11/01/16	2,475
95	New York State Dormitory Authority, Long Island University, Unrefunded Balance, Rev., RADIAN, 5.00%, 09/01/09	100
	New York State Dormitory Authority, Manhattan College,
1,895	Rev., RADIAN, 5.50%, 07/01/09	1,969
1,770	Rev., RADIAN, 5.50%, 07/01/10	1,866
1,295	New York State Dormitory Authority, Master Boces Program, Series A, Rev., FSA, 5.00%, 08/15/11	1,365
	New York State Dormitory Authority, Memorial Sloan Kettering Cancer Center,
1,000	Rev., MBIA, 5.50%, 07/01/09	1,040
1,000	Rev., MBIA, 5.50%, 07/01/23	1,179
370	Rev., MBIA, 5.75%, 07/01/19	436
2,340	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series B, Rev., 6.00%, 08/15/16	2,651
	New York State Dormitory Authority, New York University,
500	Series 1, Rev., AMBAC, 5.50%, 07/01/14	558
1,455	Series 1, Rev., AMBAC, 5.50%, 07/01/18	1,678

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    29

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
1,730	Series 1, Rev., AMBAC, 5.50%, 07/01/21	2,032
1,000	Series 1, Rev., AMBAC, 5.50%, 07/01/22	1,182
2,900	Series 1, Rev., AMBAC, 5.50%, 07/01/23	3,445
1,570	Series 1, Rev., AMBAC, 5.50%, 07/01/24	1,873
2,280	Series 1, Rev., AMBAC, 5.50%, 07/01/25	2,738
8,360	Series A, Rev., AMBAC, 5.75%, 07/01/13	9,351
2,315	Series A, Rev., MBIA, 5.75%, 07/01/08	2,379
1,750	Series A, Rev., MBIA, 5.75%, 07/01/09	1,833
1,200	Series A, Rev., MBIA, 5.75%, 07/01/11	1,300
1,000	Series A, Rev., MBIA, 5.75%, 07/01/15	1,145
3,500	Series A, Rev., MBIA, 5.75%, 07/01/16	4,058
2,160	Series A, Rev., MBIA-IBC-BNY, 6.00%, 07/01/20	2,618
2,490	Series B, Rev., 6.00%, 04/02/07	2,516
225	Series C, Rev., 7.38%, 05/15/09 (p)	243
5,530	New York State Dormitory Authority, North Shore University Hospital, Rev., MBIA, 5.50%, 11/01/10	5,865
3,450	New York State Dormitory Authority, Pratt Institute, Rev., RADIAN, 6.25%, 07/01/09	3,684
	New York State Dormitory Authority, School Districts Financing Program,
775	Series E, Rev., MBIA, 5.00%, 10/01/12	827
1,090	Series F, Rev., MBIA, 6.50%, 10/01/20	1,266
1,520	New York State Dormitory Authority, Service Contract, Child Care Facilities, Series A, Rev., 5.38%, 04/01/12	1,625
1,235	New York State Dormitory Authority, Siena College, Rev., MBIA, 5.00%, 07/01/11	1,301
605	New York State Dormitory Authority, Special Act School Districts Program, Rev., MBIA, 5.30%, 07/01/09	632
340	New York State Dormitory Authority, State Service Contract, Albany County, Rev., 5.50%, 04/01/08	346
1,825	New York State Dormitory Authority, State University Additional Facilities, Series C, Rev., FSA, 5.75%, 05/15/17	2,129
	New York State Dormitory Authority, State University Dormitory Facilities,
1,230	Series A, Rev., FGIC, 5.00%, 07/01/13	1,317
2,730	Series B, Rev., MBIA, 5.00%, 07/01/15	2,974
	New York State Dormitory Authority, State University Educational Facilities,
2,250	Rev., MBIA, 6.00%, 05/15/10	2,425
6,725	Series A, Rev., FGIC-TCRS, 5.50%, 05/15/13	7,297
5,000	Series A, Rev., MBIA-IBC, 5.25%, 05/15/15	5,490
4,800	Series A, Rev., MBIA-IBC, 5.50%, 05/15/10	5,065
1,050	Series A, Rev., MBIA-IBC-BNY, 5.25%, 05/15/21	1,189
1,210	New York State Dormitory Authority, Unrefunded Balance, Series C, Rev., 7.38%, 05/15/10	1,272
	New York State Environmental Facilities Corp.,
1,725	Series A, Rev., 5.00%, 12/15/16	1,900
1,000	Series A, Rev., 5.25%, 12/15/17	1,134
2,000	Series A, Rev., 5.25%, 12/15/18	2,278
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund,
1,590	Series A, Rev., 5.75%, 06/15/11 (p)	1,727
1,000	Series A, Rev., 5.75%, 06/15/12 (p)	1,104
5,315	Series E, Rev., MBIA, 6.00%, 06/15/12	5,903
2,950	Series NYC-02, Rev., 5.75%, 06/15/11 (p)	3,204
4,100	Series NYC-02, Rev., 5.75%, 06/15/12 (p)	4,526
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund, Unrefunded Balance,
425	Series B, Rev., 5.20%, 05/15/14	455
460	Series NYC-02, Rev., 5.75%, 06/15/11	498
700	Series NYC-02, Rev., 5.75%, 06/15/12	770
2,000	New York State Environmental Facilities Corp., State Clean Water & Drinking, New York City Municipal Project, Revolving Funds, Series E, Rev., 5.38%, 06/15/12	2,160
	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds,
420	Series B, Rev., 5.63%, 07/15/09 (p)	443
450	Series B, Rev., 5.70%, 07/15/09 (p)	476
5,330	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, Second Resolution, Series I, Rev., 5.00%, 06/15/13	5,732
460	New York State Environmental Facilities Corp., State Water Revolving Fund, Series B, Rev., 5.70%, 07/15/09 (p)	486
4,650	New York State Environmental Facilities Corp., State Water Revolving Fund, Unrefunded Balance, Series B, Rev., 5.70%, 07/15/09	4,902
	New York State Environmental Facilities Corp., Unrefunded Balance,
4,425	Series B, Rev., 5.63%, 07/15/09	4,658
4,490	Series B, Rev., 5.70%, 07/15/09	4,734
440	New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home, Insured Mortgage, Series C, Rev., FHA, 5.75%, 04/02/07 (p)	448

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund,
2,500	Series A, Rev., AMBAC, 5.00%, 04/01/16	2,717
1,000	Series A, Rev., MBIA, 5.00%, 04/01/15	1,080
7,875	Series B, Rev., FGIC, 5.00%, 10/01/15	8,587
	New York State Thruway Authority, Service Contract, Local Highway & Bridge, Service Contract,
3,765	Rev., 6.00%, 04/01/07 (p)	3,848
585	Rev., MBIA, 5.50%, 04/01/10	617
2,550	New York State Thruway Authority, Service Contract, Local Highway & Bridge, Unrefunded Balance, Rev., 6.00%, 04/01/07	2,606
	New York State Urban Development Corp., Correctional & Youth Facilities Services,
260	Series A, Rev., 4.00%, 01/01/28	261
105	Series A, Rev., 5.50%, 01/01/11 (p)	112
1,345	Series A, Rev., 5.50%, 01/01/17	1,426
3,045	New York State Urban Development Corp., Correctional Capital Facilities, Series A, Rev., FSA, 5.25%, 01/01/14	3,261
2,000	New York State Urban Development Corp., Correctional Facilities, Series A, Rev., AMBAC-TCRS, 5.50%, 01/01/14	2,158
100	New York State Urban Development Corp., Correctional Facilities Service Contract, Series D, Rev., FSA, 5.25%, 01/01/11 (p)	106
5,500	New York State Urban Development Corp., Personal Income Tax, State Facilities, Series A, Rev., 5.38%, 03/15/12 (p)	5,946
	New York State Urban Development Corp., State Facilities,
1,000	Rev., 5.60%, 04/01/15	1,101
375	Rev., 5.75%, 04/01/11	403
5,450	Rev., MBIA-IBC, 5.75%, 04/01/11	5,881
1,500	New York State Urban Development Corp., State Personal Income Tax, State Facilities, Series A-2, Rev., MBIA, 5.50%, 03/15/19	1,735
45	New York State Urban Development Corp., Youth Facilities Services Contract Series B, Rev., 5.88%, 04/01/10 (p)	48
440	Niagara County, Public Improvement, GO, MBIA, 5.75%, 07/15/14	501
1,940	Niagara Falls Bridge Commission, Tolls, Series B, Rev., FGIC, 5.25%, 10/01/15	2,077
545	Ogdensburg Enlarged City School District, GO, MBIA, 4.50%, 06/15/11	564
1,010	Oneida County, GO, FGIC, 5.50%, 03/15/11	1,080
1,000	Oneida-Herkimer Solid Waste Management Authority, Solid Waste Systems, Rev., FSA, 5.50%, 04/01/11	1,063
	Onondaga County,
4,630	GO, 5.25%, 05/15/11	4,953
1,175	Series A, GO, 5.00%, 05/01/11	1,241
3,050	Series A, GO, 5.00%, 05/01/12	3,253
1,565	Onondaga County, Unrefunded Balance, Series A, GO, 5.25%, 05/15/11	1,675
4,395	Port Authority of New York & New Jersey, 120th Series, Rev., MBIA, 5.75%, 10/15/07	4,451
775	Red Creek Central School District, GO, FSA, 5.50%, 06/15/12	849
	Rondout Valley Central School District,
195	GO, FSA, 5.13%, 03/01/10	205
1,795	GO, FSA, 5.25%, 03/01/10	1,897
	Scotia Glenville Central School District,
1,050	GO, FGIC, 5.40%, 06/15/09	1,101
2,075	GO, FGIC, 5.50%, 06/15/09	2,181
275	Shenendehowa Central School District, Clifton Park, GO, FSA, 5.50%, 07/15/11	296
	State of New York,
7,400	Series A, GO, 6.00%, 07/15/08	7,636
3,000	Series C, GO, 5.00%, 04/15/15	3,256
500	Stillwater Central School District, GO, MBIA, 5.20%, 06/15/09	518
2,350	Suffolk County Industrial Development Agency, Rev., FGIC, 6.00%, 02/01/08	2,401
1,250	Suffolk County Judicial Facilities Agency, Rev., AMBAC, 5.50%, 04/15/09	1,297
	Suffolk County, Public Improvement,
1,870	Series C, GO, MBIA, 5.00%, 07/15/11	1,977
2,765	Series C, GO, MBIA, 5.25%, 07/15/12	2,977
3,225	Suffolk County, Southwest Sewer District, GO, MBIA, 6.00%, 02/01/08	3,296
1,000	Town of Brookhaven, Public Improvement, GO, AMBAC, 5.30%, 11/15/10	1,066
	Triborough Bridge & Tunnel Authority, General Purpose,
100	Series A, Rev., 4.75%, 01/01/16 (p)	107
3,955	Series Q, Rev., 6.75%, 01/01/09 (p)	4,110
7,350	Series SR, Rev., 5.50%, 01/01/12 (p)	7,700
3,595	Series X, Rev., GO of Authority, 6.63%, 01/01/12 (p)	4,021
7,125	Series Y, Rev., 6.00%, 01/01/12 (p)	7,652
1,835	TSASC, Inc., Series 1, Rev., 4.75%, 06/01/16	1,864

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    31

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
565	Warwick Valley Central School District, GO, FSA, 5.50%, 01/15/10	600
3,210	Watertown City School District, GO, FSA, 5.63%, 06/15/09	3,383
	Westchester County Healthcare Corp., County Guaranteed,
2,870	Sub Series B, Rev., 5.20%, 11/01/10	3,004
8,115	Sub Series B, Rev., 5.25%, 11/01/10	8,509
1,700	Westchester County Industrial Development Agency, Civic Facilities, Children’s Village Project, Series A, Rev., 5.30%, 03/15/09	1,768
2,820	Windsor Central School District, GO, FGIC, 5.50%, 06/15/09	2,964
		564,294
	Ohio — 0.2%
1,500	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series A, Rev., GNMA COLL, 4.30%, 03/01/16	1,507
	Puerto Rico — 3.5%
4,000	Commonwealth of Puerto Rico, GO, MBIA, 5.75%, 07/01/11	4,338
1,120	Commonwealth of Puerto Rico, Public Improvement, GO, FSA-CR, 5.50%, 07/01/12	1,220
	Puerto Rico Electric Power Authority,
535	Rev., MBIA, 5.00%, 07/01/20	598
210	Series A, GO, 5.50%, 07/01/18	237
5,000	Series AA, Rev., MBIA, 5.50%, 07/01/09	5,211
210	Series JJ, Rev., MBIA, 5.25%, 07/01/15	234
475	Series KK, Rev., FSA, 5.25%, 07/01/13	518
	Puerto Rico Highway & Transportation Authority,
685	Series AA, Rev., FGIC, 5.50%, 07/01/16	781
3,000	Series AA, Rev., MBIA, FSA, 5.50%, 07/01/18	3,469
1,050	Series X, Rev., MBIA-IBC, 5.50%, 07/01/15	1,186
1,105	Series Z, Rev., FSA, 6.25%, 07/01/16	1,326
1,400	Puerto Rico Municipal Finance Agency, Series A, GO, FSA, 6.00%, 08/01/09 (p)	1,492
1,470	Puerto Rico Public Buildings Authority, Government Facilities, Commonwealth Guaranteed, Series C, Rev., 5.50%, 07/01/12	1,582
		22,192
	Texas — 0.5%
1,750	Grand Prairie Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 02/15/17	1,166
3,000	Lewisville Independent School District, Capital Appreciation, School Building, GO, PSF-GTD, Zero Coupon, 08/15/15	2,131
		3,297
	Virgin Islands — 0.7%
4,000	Virgin Islands Public Finance Authority, Gross Receipts, Tax Loan Notes, Series A, Rev., 6.38%, 10/01/10	4,358
	Wisconsin — 0.6%
	State of Wisconsin
2,500	Series 1, GO, MBIA, 5.00%, 05/01/15	2,711
1,250	Rev., 4.78%, 05/01/29 (i)	1,253
		3,964
	Total Municipal Bonds (Cost $601,758)	624,316

SHARES
Short-Term Investment — 0.2%
	Investment Company — 0.2%
1,657	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $1,657)	1,657
	Total Investments — 99.1% (Cost $603,415)	625,973
	Other Assets In Excess of Liabilities — 0.9%	5,463
	NET ASSETS — 100.0%	$631,436

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

JPMorgan Tax Free Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

ABBREVIATIONS:

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(p)—	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date or final maturity date.

(w)—	When-Issued Security.

ACA—	Insured by American Capital Access

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BNY—	Bank of New York

CBI—	Certificate of Bond Insurance

CIFG—	CDC IXIS Financial Guaranty

COLL—	Collateral

CONS—	Consolidated Bonds

COP—	Certificates of Participation

CR—	Custodial Receipts

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Authority

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FSA—	Financial Security Assurance

GAN—	Grant Anticipation Note

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

GTY—	Guarantee

IBC—	Insured Bond Certificates

ICR—	Insured Custodial Receipts

IDA—	Industrial Development Authority

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association

PCR—	Pollution Control Revenue

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Board Loan Fund

RADIAN—	Radian Asset Assurance

RAN—	Revenue Anticipation Note

Rev.—	Revenue Bond

SO—	Special Obligation

TCRS—	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VA MTGS—	Veterans Administration Mortgages

VAR—	Variable Rate Note. The interest rate shown is the rate in effect at February 28, 2007.

XLCA—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2007

(Amounts in thousands, except per share amounts)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund		New York Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$145,761	$2,894,925		$624,316
Investments in affiliates, at value	3,296	12,250		1,657
Total investment securities, at value	149,057	2,907,175		625,973
Cash	—	—	(b)	—	(b)
Receivables:
Investment securities sold	—	15,241		—
Fund shares sold	75	4,200		312
Interest and dividends	1,789	36,150		7,281
Prepaid expenses and other assets	—	—	(b)	—
Total Assets	150,921	2,962,766		633,566

LIABILITIES:
Payables:
Dividends	319	7,294		1,290
Investment securities purchased	1,098	40,616		—
Fund shares redeemed	4	938		406
Accrued liabilities:
Investment advisory fees	27	665		145
Administration fees	9	203		47
Shareholder servicing fees	23	320		98
Distribution fees	1	17		17
Custodian and accounting fees	6	40		12
Trustees’ and Officers’ fees	1	21		11
Other	51	140		104
Total Liabilities	1,539	50,254		2,130
Net Assets	$149,382	$2,912,512		$631,436

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
NET ASSETS:
Paid in capital	$145,637	$2,827,092	$611,359
Accumulated undistributed (distributions in excess of) net investment income	(9)	1,000	9
Accumulated net realized gains (losses)	(366)	(427)	(2,490)
Net unrealized appreciation (depreciation)	4,120	84,847	22,558
Total Net Assets	$149,382	$2,912,512	$631,436

Net Assets:
Class A	$7,968	$54,750	$51,749
Class B	—	7,550	11,273
Class C	147	3,939	1,854
Select Class	108,793	2,374,148	474,620
Institutional Class	32,474	472,125	91,940
Total	$149,382	$2,912,512	$631,436

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	768	5,085	7,345
Class B	—	712	1,597
Class C	14	372	263
Select Class	10,482	223,219	67,196
Institutional Class	3,176	44,422	13,017

Net Asset Value:
Class A — Redemption price per share	$10.38	$10.77	$7.05
Class B — Offering price per share (a)	—	10.61	7.06
Class C — Offering price per share (a)	10.34	10.59	7.05
Select Class — Offering and redemption price per share	10.38	10.64	7.06
Institutional Class — Offering and redemption price per share	10.22	10.63	7.06
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$10.78	$11.19	$7.32

Cost of investments	$144,937	$2,822,328	$603,415

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    35

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED FEBRUARY 28, 2007

(Amounts in thousands)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
INVESTMENT INCOME:
Interest income	$6,020	$123,313	$29,984
Dividend income from affiliates (a)	112	1,563	98
Total investment income	6,132	124,876	30,082

EXPENSES:
Investment advisory fees	432	8,448	2,050
Administration fees	145	2,827	686
Distribution fees:
Class A	28	137	139
Class B	—	65	97
Class C	1	24	15
Shareholder servicing fees:
Class A	28	137	139
Class B	—	22	32
Class C	— (b)	8	5
Select Class	242	6,023	1,303
Institutional Class	36	340	92
Custodian and accounting fees	29	169	52
Interest expense	4	— (b)	35
Professional fees	57	111	77
Trustees’ and Officers’ fees	2	40	10
Printing and mailing costs	10	268	56
Registration and filing fees	26	49	47
Transfer agent fees	29	202	73
Other	8	70	12
Total expenses	1,077	18,940	4,920
Less amounts waived	(194)	(2,431)	(154)
Less earnings credits	(1)	(14)	(2)
Less reimbursements for legal matters	—	(1)	—
Net expenses	882	16,494	4,764
Net investment income (loss)	5,250	108,382	25,318

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(314)	(1,291)	(2,208)

Change in net unrealized appreciation (depreciation) of investments	309	1,692	(1,545)
Net realized/unrealized gains (losses)	(5)	401	(3,753)
Change in net assets resulting from operations	$5,245	$108,783	$21,565

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Tax Free Bond Fund			Intermediate Tax Free Bond Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,250	$2,239	$4,311	$108,382	$40,219	$66,038
Net realized gain (loss)	(314)	20	1,164	(1,291)	283	10,298
Change in net unrealized appreciation (depreciation)	309	(1,077)	(2,635)	1,692	(25,521)	(33,075)
Change in net assets resulting from operations	5,245	1,182	2,840	108,783	14,981	43,261

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(389)	(236)	(522)	(1,977)	(1,033)	(1,194)
From net realized gains	—	(25)	(219)	(7)	(192)	(6)
Class B
From net investment income	—	—	—	(260)	(147)	(185)
From net realized gains	—	—	—	(1)	(33)	— (c)
Class C
From net investment income	(5)	(2)	(1)	(100)	(32)	(34)
From net realized gains	—	— (c)	—	— (c)	(6)	(4)
Select Class
From net investment income	(3,515)	(1,390)	(1,941)	(92,842)	(33,103)	(52,096)
From net realized gains	—	(141)	(640)	(294)	(5,787)	(3,709)
Institutional Class
From net investment income	(1,352)	(584)	(1,783)	(13,694)	(5,556)	(12,496)
From net realized gains	—	(63)	(1,080)	(60)	(903)	(1,289)
Total distributions to shareholders	(5,261)	(2,441)	(6,186)	(109,235)	(46,792)	(71,013)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	9,149	19,795	(4,004)	232,866	722,769	527,215

NET ASSETS:
Change in net assets	9,133	18,536	(7,350)	232,414	690,958	499,463
Beginning of period	140,249	121,713	129,063	2,680,098	1,989,140	1,489,677
End of period	$149,382	$140,249	$121,713	$2,912,512	$2,680,098	$1,989,140
Accumulated undistributed (distributions in excess of) net investment income	$(9)	$4	$(23)	$1,000	$1,527	$(229)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Class C Shares on February 19, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    37

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Tax Free Bond Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$25,318	$10,894	$21,238
Net realized gain (loss)	(2,208)	(337)	1,498
Change in net unrealized appreciation (depreciation)	(1,545)	(8,514)	(10,524)
Change in net assets resulting from operations	21,565	2,043	12,212

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,050)	(1,021)	(2,355)
From net realized gains	—	(63)	(1,270)
Class B
From net investment income	(383)	(227)	(492)
From net realized gains	—	(18)	(336)
Class C
From net investment income	(59)	(30)	(44)
From net realized gains	—	(2)	(29)
Select Class
From net investment income	(19,274)	(7,496)	(12,941)
From net realized gains	—	(456)	(5,891)
Institutional Class
From net investment income	(3,559)	(2,154)	(5,265)
From net realized gains	—	(131)	(2,747)
Total distributions to shareholders	(25,325)	(11,598)	(31,370)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(121,033)	118,589	(11,566)

NET ASSETS:
Change in net assets	(124,793)	109,034	(30,724)
Beginning of period	756,229	647,195	677,919
End of period	$631,436	$756,229	$647,195
Accumulated undistributed (distributions in excess of) net investment income	$9	$26	$61

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

	California Tax Free Bond Fund			Intermediate Tax Free Bond Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$448	$207	$1,194	$19,280	$5,896	$12,880
Net assets acquired in tax-free reorganization (Note 9)	—	—	—	—	—	61,712
Dividends reinvested	188	110	340	1,273	708	649
Cost of shares redeemed	(6,022)	(1,350)	(3,645)	(23,085)	(8,780)	(15,126)
Change in net assets from Class A capital transactions	$(5,386)	$(1,033)	$(2,111)	$(2,532)	$(2,176)	$60,115
Class B
Proceeds from shares issued	$—	$—	$—	$308	$524	$473
Net assets acquired in tax-free reorganization (Note 9)	—	—	—	—	—	12,225
Dividends reinvested	—	—	—	138	103	104
Cost of shares redeemed	—	—	—	(2,901)	(1,282)	(1,916)
Change in net assets from Class B capital transactions	$—	$—	$—	$(2,455)	$(655)	$10,886
Class C
Proceeds from shares issued	$17	$39	$121	$2,648	$1,128	$1,818
Dividends reinvested	3	2	1	56	18	9
Cost of shares redeemed	(20)	—	(15)	(1,267)	(381)	(115)
Change in net assets from Class C capital transactions	$— (c)	$41	$107	$1,437	$765	$1,712
Select Class
Proceeds from shares issued	$53,144	$26,427	$57,371	$891,604	$367,492	$308,049
Net assets acquired in tax-free reorganization (Note 9)	—	—	—	—	—	542,269
Subscription in kind (Note 10)	—	—	—	—	583,440	—
Dividends reinvested	584	267	864	9,247	7,043	10,746
Cost of shares redeemed	(33,643)	(18,102)	(16,439)	(829,554)	(298,328)	(275,544)
Change in net assets from Select Class capital transactions	$20,085	$8,592	$41,796	$71,297	$659,647	$585,520
Institutional Class
Proceeds from shares issued	$12,874	$18,668	$10,780	$351,499	$138,884	$102,373
Dividends reinvested	467	189	764	4,966	2,394	5,335
Cost of shares redeemed	(18,891)	(6,662)	(55,340)	(191,346)	(76,090)	(238,726)
Change in net assets from Institutional Class capital transactions	$(5,550)	$12,195	$(43,796)	$165,119	$65,188	$(131,018)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Class C Shares on February 19, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Tax Free Bond Fund			Intermediate Tax Free Bond Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
SHARE TRANSACTIONS:
Class A
Issued	44	20	113	1,798	543	1,174
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	—	5,609
Reinvested	18	10	32	119	66	59
Redeemed	(582)	(130)	(343)	(2,156)	(811)	(1,381)
Change in Class A Shares	(520)	(100)	(198)	(239)	(202)	5,461
Class B
Issued	—	—	—	29	49	43
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	—	1,127
Reinvested	—	—	—	13	10	10
Redeemed	—	—	—	(274)	(120)	(177)
Change in Class B Shares	—	—	—	(232)	(61)	1,003
Class C
Issued	2	4	11	251	106	168
Reinvested	— (c)	— (c)	— (c)	5	1	1
Redeemed	(2)	—	(1)	(120)	(36)	(11)
Change in Class C Shares	— (c)	4	10	136	71	158
Select Class
Issued	5,133	2,545	5,467	84,283	34,445	28,410
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	—	49,845
Subscription in kind (Note 10)	—	—	—	—	54,835	—
Reinvested	56	26	82	873	661	987
Redeemed	(3,251)	(1,749)	(1,563)	(78,190)	(27,953)	(25,376)
Change in Select Class Shares	1,938	822	3,986	6,966	61,988	53,866
Institutional Class
Issued	1,257	1,825	1,033	33,074	12,999	9,417
Reinvested	46	19	73	469	225	491
Redeemed	(1,846)	(651)	(5,344)	(18,080)	(7,145)	(22,043)
Change in Institutional Class Shares	(543)	1,193	(4,238)	15,463	6,079	(12,135)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Class C Shares on February 19, 2005.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

	New York Tax Free Bond Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,158	$3,771	$18,337
Dividends reinvested	1,590	848	2,887
Cost of shares redeemed	(14,147)	(8,217)	(39,805)
Change in net assets from Class A capital transactions	$(7,399)	$(3,598)	$(18,581)
Class B
Proceeds from shares issued	$237	$20	$391
Dividends reinvested	274	173	585
Cost of shares redeemed	(5,289)	(2,204)	(4,639)
Change in net assets from Class B capital transactions	$(4,778)	$(2,011)	$(3,663)
Class C
Proceeds from shares issued	$290	$322	$653
Dividends reinvested	46	27	64
Cost of shares redeemed	(669)	(150)	(553)
Change in net assets from Class C capital transactions	$(333)	$199	$164
Select Class
Proceeds from shares issued	$87,146	$75,961	$116,854
Subscription in kind (Note 10)	—	153,932	—
Dividends reinvested	2,807	1,455	6,845
Cost of shares redeemed	(178,123)	(89,285)	(77,046)
Change in net assets from Select Class capital transactions	$(88,170)	$142,063	$46,653
Institutional Class
Proceeds from shares issued	$38,115	$7,429	$63,790
Dividends reinvested	2,036	1,215	3,674
Cost of shares redeemed	(60,504)	(26,708)	(103,603)
Change in net assets from Institutional Class capital transactions	$(20,353)	$(18,064)	$(36,139)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Tax Free Bond Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
SHARE TRANSACTIONS:
Class A
Issued	733	531	2,526
Reinvested	226	120	398
Redeemed	(2,012)	(1,159)	(5,500)
Change in Class A Shares	(1,053)	(508)	(2,576)
Class B
Issued	33	3	54
Reinvested	39	24	80
Redeemed	(749)	(310)	(639)
Change in Class B Shares	(677)	(283)	(505)
Class C
Issued	41	45	91
Reinvested	7	3	9
Redeemed	(95)	(21)	(76)
Change in Class C Shares	(47)	27	24
Select Class
Issued	12,347	10,710	16,165
Subscription in kind (Note 10)	—	21,711	—
Reinvested	399	205	941
Redeemed	(25,290)	(12,554)	(10,590)
Change in Select Class Shares	(12,544)	20,072	6,516
Institutional Class
Issued	5,389	1,044	8,811
Reinvested	289	171	506
Redeemed	(8,582)	(3,754)	(14,354)
Change in Institutional Class Shares	(2,904)	(2,539)	(5,037)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    43

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
Year Ended February 28, 2007	$10.38	$0.39		$(0.02)	$0.37	$(0.37)	$—	$(0.37)
September 1, 2005 to February 28, 2006 (d)	10.48	0.18		(0.08)	0.10	(0.18)	(0.02)	(0.20)
Year Ended August 31, 2005	10.77	0.37		(0.14)	0.23	(0.36)	(0.16)	(0.52)
Year Ended August 31, 2004	10.80	0.37		0.22	0.59	(0.38)	(0.24)	(0.62)
Year Ended August 31, 2003	11.07	0.39		(0.22)	0.17	(0.40)	(0.04)	(0.44)
September 10, 2001 (e) to August 31, 2002	10.90	0.40		0.17	0.57	(0.40)	—	(0.40)

Intermediate Tax Free Bond Fund
Year Ended February 28, 2007	10.77	0.39	(f)	— (g)	0.39	(0.39)	— (g)	(0.39)
September 1, 2005 to February 28, 2006 (d)	10.94	0.20		(0.14)	0.06	(0.19)	(0.04)	(0.23)
Year Ended August 31, 2005	11.11	0.39		(0.13)	0.26	(0.39)	(0.04)	(0.43)
December 31, 2003 (e) to August 31, 2004	11.10	0.27	(f)	0.01	0.28	(0.27)	—	(0.27)

New York Tax Free Bond Fund
Year Ended February 28, 2007	7.08	0.26	(f)	(0.03)	0.23	(0.26)	—	(0.26)
September 1, 2005 to February 28, 2006 (d)	7.19	0.12		(0.10)	0.02	(0.12)	(0.01)	(0.13)
Year Ended August 31, 2005	7.40	0.25		(0.12)	0.13	(0.23)	(0.11)	(0.34)
Year Ended August 31, 2004	7.35	0.25		0.15	0.40	(0.24)	(0.11)	(0.35)
Year Ended August 31, 2003	7.45	0.26	(f)	(0.10)	0.16	(0.26)	— (g)	(0.26)
Year Ended August 31, 2002	7.37	0.26	(f)	0.10	0.36	(0.27)	(0.01)	(0.28)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 10.38	3.68%	$7,968	0.60%		3.65%	1.02%		22%
10.38	0.91	13,372	0.60		3.50	1.09		4
10.48	2.21	14,547	0.60		3.47	1.12		40
10.77	5.62	17,070	0.60		3.47	1.19		43
10.80	1.51	22,000	0.60		3.56	1.16		49
11.07	5.33	23,000	0.60		3.70	1.23		65

10.77	3.73	54,750	0.75		3.67	0.93		19
10.77	0.53	57,348	0.75		3.62	0.94		6
10.94	2.35	60,474	0.75		3.56	0.97		28
11.11	2.55	726	0.73		3.52	9.03	(h)	65

7.05	3.34	51,749	0.76	(i)	3.65	0.95		11
7.08	0.24	59,428	0.75		3.34	0.97		5
7.19	1.84	64,005	0.75		3.18	1.04		25
7.40	5.57	84,997	0.75		3.32	1.12		30
7.35	2.15	88,000	0.75		3.45	1.07		38
7.45	5.06	107,000	0.75		3.58	1.09		75

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    45

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intermediate Tax Free Bond Fund
Year Ended February 28, 2007	$10.62	$0.32	(f)	$(0.01)	$0.31	$(0.32)	$— (g)	$(0.32)
September 1, 2005 to February 28, 2006 (d)	10.79	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	10.98	0.31		(0.15)	0.16	(0.31)	(0.04)	(0.35)
December 31, 2003 (e) to August 31, 2004	11.10	0.21	(f)	(0.12)	0.09	(0.21)	—	(0.21)

New York Tax Free Bond Fund
Year Ended February 28, 2007	7.09	0.21	(f)	(0.03)	0.18	(0.21)	—	(0.21)
September 1, 2005 to February 28, 2006 (d)	7.20	0.10		(0.10)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.19		(0.12)	0.07	(0.17)	(0.11)	(0.28)
Year Ended August 31, 2004	7.36	0.20		0.15	0.35	(0.19)	(0.11)	(0.30)
Year Ended August 31, 2003	7.46	0.20	(f)	(0.10)	0.10	(0.20)	— (g)	(0.20)
Year Ended August 31, 2002	7.38	0.21	(f)	0.08	0.29	(0.20)	(0.01)	(0.21)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 10.61	2.99%	$7,550	1.43%	3.02%	1.43%		19%
10.62	0.20	10,023	1.43	3.01	1.44		6
10.79	1.47	10,845	1.43	2.95	1.43		28
10.98	0.85	22	1.50	2.86	13.40	(h)	65

7.06	2.60	11,273	1.45	2.95	1.45		11
7.09	(0.10)	16,125	1.47	2.62	1.47		5
7.20	1.08	18,416	1.50	2.42	1.53		25
7.41	4.73	22,699	1.55	2.52	1.62		30
7.36	1.34	25,037	1.55	2.64	1.57		38
7.46	4.08	21,000	1.57	2.74	1.59		75

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    47

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
Year Ended February 28, 2007	$10.34	$0.32		$0.01	$0.33	$(0.33)	$—	$(0.33)
September 1, 2005 to February 28, 2006 (d)	10.44	0.16		(0.09)	0.07	(0.15)	(0.02)	(0.17)
February 19, 2005 (e) to August 31, 2005	10.55	0.17		(0.09)	0.08	(0.19)	—	(0.19)

Intermediate Tax Free Bond Fund
Year Ended February 28, 2007	10.60	0.32	(f)	(0.01)	0.31	(0.32)	— (g)	(0.32)
September 1, 2005 to February 28, 2006 (d)	10.77	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	11.01	0.31		(0.19)	0.12	(0.32)	(0.04)	(0.36)
December 31, 2003 (e) to August 31, 2004	11.10	0.21	(f)	(0.09)	0.12	(0.21)	—	(0.21)

New York Tax Free Bond Fund
Year Ended February 28, 2007	7.08	0.21	(f)	(0.03)	0.18	(0.21)	—	(0.21)
September 1, 2005 to February 28, 2006 (d)	7.19	0.09		(0.09)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.18		(0.11)	0.07	(0.18)	(0.11)	(0.29)
Year Ended August 31, 2004	7.36	0.19		0.16	0.35	(0.19)	(0.11)	(0.30)
January 31, 2003 (e) to August 31, 2003	7.46	0.10	(f)	(0.09)	0.01	(0.11)	— (g)	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 10.34	3.22%	$147	1.10%	3.16%	1.51%		22%
10.34	0.68	147	1.10	2.99	1.59		4
10.44	0.76	107	1.10	2.89	1.53		40

10.59	3.01	3,939	1.43	3.00	1.43		19
10.60	0.23	2,508	1.43	3.00	1.44		6
10.77	1.05	1,774	1.45	2.82	2.21		28
11.01	1.13	82	1.50	2.83	14.81	(h)	65

7.05	2.62	1,854	1.45	2.96	1.45		11
7.08	(0.10)	2,197	1.47	2.61	1.47		5
7.19	1.00	2,032	1.50	2.42	1.53		25
7.41	4.73	1,922	1.55	2.52	1.61		30
7.36	0.17	2,000	1.55	2.40	1.57		38

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
Year Ended February 28, 2007	$10.38	$0.37		$— (f)	$0.37	$(0.37)	$—	$(0.37)
September 1, 2005 to February 28, 2006 (d)	10.48	0.18		(0.09)	0.09	(0.17)	(0.02)	(0.19)
Year Ended August 31, 2005	10.77	0.36		(0.13)	0.23	(0.36)	(0.16)	(0.52)
Year Ended August 31, 2004	10.80	0.36		0.22	0.58	(0.37)	(0.24)	(0.61)
Year Ended August 31, 2003	11.07	0.39		(0.23)	0.16	(0.39)	(0.04)	(0.43)
Year Ended August 31, 2002	10.91	0.40		0.16	0.56	(0.40)	—	(0.40)

Intermediate Tax Free Bond Fund
Year Ended February 28, 2007	10.65	0.41	(e)	(0.01)	0.40	(0.41)	— (f)	(0.41)
September 1, 2005 to February 28, 2006 (d)	10.82	0.20		(0.13)	0.07	(0.20)	(0.04)	(0.24)
Year Ended August 31, 2005	11.00	0.40		(0.14)	0.26	(0.40)	(0.04)	(0.44)
Year Ended August 31, 2004	10.93	0.41	(e)	0.15	0.56	(0.41)	(0.08)	(0.49)
Year Ended August 31, 2003	11.15	0.42		(0.15)	0.27	(0.42)	(0.07)	(0.49)
Year Ended August 31, 2002	10.98	0.43		0.21	0.64	(0.43)	(0.04)	(0.47)

New York Tax Free Bond Fund
Year Ended February 28, 2007	7.09	0.26	(e)	(0.03)	0.23	(0.26)	—	(0.26)
September 1, 2005 to February 28, 2006 (d)	7.20	0.12		(0.10)	0.02	(0.12)	(0.01)	(0.13)
Year Ended August 31, 2005	7.42	0.23		(0.11)	0.12	(0.23)	(0.11)	(0.34)
Year Ended August 31, 2004	7.37	0.25		0.16	0.41	(0.25)	(0.11)	(0.36)
Year Ended August 31, 2003	7.46	0.26	(e)	(0.09)	0.17	(0.26)	— (f)	(0.26)
Year Ended August 31, 2002	7.38	0.26	(e)	0.09	0.35	(0.26)	(0.01)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 10.38	3.65%	$108,793	0.65%	3.60%	0.76%	22%
10.38	0.90	88,688	0.65	3.45	0.85	4
10.48	2.18	80,959	0.65	3.42	0.81	40
10.77	5.57	40,234	0.65	3.42	0.88	43
10.80	1.45	36,000	0.65	3.51	0.84	49
11.07	5.31	46,000	0.65	3.63	0.88	65

10.64	3.84	2,374,148	0.59	3.85	0.68	19
10.65	0.63	2,302,094	0.59	3.84	0.69	6
10.82	2.42	1,668,674	0.62	3.74	0.70	28
11.00	5.19	1,103,996	0.66	3.71	0.73	65
10.93	2.44	1,159,000	0.66	3.73	0.74	56
11.15	5.99	1,155,000	0.66	3.88	0.74	71

7.06	3.36	474,620	0.70	3.70	0.70	11
7.09	0.25	565,582	0.72	3.38	0.73	5
7.20	1.76	429,803	0.71	3.21	0.72	25
7.42	5.60	394,144	0.72	3.35	0.76	30
7.37	2.32	410,000	0.72	3.48	0.75	38
7.46	4.99	474,000	0.72	3.63	0.76	75

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
Year Ended February 28, 2007	$10.23	$0.39		$(0.02)	$0.37	$(0.38)	$—	$(0.38)
September 1, 2005 to February 28, 2006 (d)	10.33	0.17		(0.07)	0.10	(0.18)	(0.02)	(0.20)
Year Ended August 31, 2005	10.61	0.42		(0.17)	0.25	(0.37)	(0.16)	(0.53)
Year Ended August 31, 2004	10.64	0.39		0.21	0.60	(0.39)	(0.24)	(0.63)
Year Ended August 31, 2003	10.90	0.41		(0.23)	0.18	(0.40)	(0.04)	(0.44)
Year Ended August 31, 2002	10.73	0.42		0.16	0.58	(0.41)	—	(0.41)

Intermediate Tax Free Bond Fund
Year Ended February 28, 2007	10.64	0.42	(f)	(0.01)	0.41	(0.42)	— (g)	(0.42)
September 1, 2005 to February 28, 2006 (d)	10.81	0.20		(0.12)	0.08	(0.21)	(0.04)	(0.25)
Year Ended August 31, 2005	10.99	0.43		(0.16)	0.27	(0.41)	(0.04)	(0.45)
Year Ended August 31, 2004	10.93	0.43	(f)	0.14	0.57	(0.43)	(0.08)	(0.51)
Year Ended August 31, 2003	11.15	0.43		(0.15)	0.28	(0.43)	(0.07)	(0.50)
September 10, 2001 (e) to August 31, 2002	10.94	0.44		0.25	0.69	(0.44)	(0.04)	(0.48)

New York Tax Free Bond Fund
Year Ended February 28, 2007	7.09	0.27	(f)	(0.02)	0.25	(0.28)	—	(0.28)
September 1, 2005 to February 28, 2006 (d)	7.20	0.13		(0.10)	0.03	(0.13)	(0.01)	(0.14)
Year Ended August 31, 2005	7.41	0.26		(0.10)	0.16	(0.26)	(0.11)	(0.37)
Year Ended August 31, 2004	7.36	0.26		0.16	0.42	(0.26)	(0.11)	(0.37)
Year Ended August 31, 2003	7.46	0.28	(f)	(0.10)	0.18	(0.28)	— (g)	(0.28)
September 10, 2001 (e) to August 31, 2002	7.33	0.27	(f)	0.15	0.42	(0.28)	(0.01)	(0.29)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 10.22	3.75%	$32,474	0.50%		3.77%	0.62%	22%
10.23	0.97	38,042	0.50		3.66	0.71	4
10.33	2.42	26,100	0.50		3.62	0.67	40
10.61	5.76	71,759	0.50		3.62	0.70	43
10.64	1.67	107,000	0.50		3.72	0.66	49
10.90	5.57	149,000	0.50		3.84	0.71	65

10.63	3.94	472,125	0.50		3.92	0.53	19
10.64	0.67	308,125	0.50		3.93	0.54	6
10.81	2.52	247,373	0.50		3.85	0.56	28
10.99	5.26	384,851	0.50		3.87	0.59	65
10.93	2.60	484,000	0.50		3.89	0.59	56
11.15	6.43	642,000	0.50		4.02	0.58	71

7.06	3.55	91,940	0.51	(h)	3.90	0.55	11
7.09	0.35	112,897	0.50		3.58	0.57	5
7.20	2.11	132,939	0.50		3.42	0.58	25
7.41	5.82	174,207	0.50		3.57	0.61	30
7.36	2.40	229,000	0.50		3.70	0.60	38
7.46	5.89	298,000	0.50		3.85	0.62	75

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    53

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes offered
California Tax Free Bond Fund	Class A, Class C, Select Class and Institutional Class
Intermediate Tax Free Bond Fund	Class A, Class B, Class C, Select Class and Institutional Class
New York Tax Free Bond Fund	Class A, Class B, Class C, Select Class and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

Effective August 1, 2006, the maximum sales charges incurred on sales of Class A Shares of the Funds changed as noted below:

	Sales Charge Effective August 1, 2006	Sales Charge Prior to August 1, 2006
California Tax Free Bond Fund	3.75%	4.50%
Intermediate Tax Free Bond Fund	3.75	4.50
New York Tax Free Bond Fund	3.75	4.50

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of February 28, 2007 (amounts in thousands):

	Market Value	Percentage
California Tax Free Bond Fund	$3,515	2.4%
Intermediate Tax Free Bond Fund	62,852	2.2
New York Tax Free Bond Fund	7,199	1.1

54   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of February 28, 2007, the Funds had no outstanding futures contracts.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to segregate assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
California Tax Free Bond Fund	$2	$(2)	$—	(a)
Intermediate Tax Free Bond Fund	34	(36)	2
New York Tax Free Bond Fund	10	(10)	—	(a)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to differences in character for tax purposes of deferred compensation and, for the Intermediate Tax Free Bond Fund, the reclassification of distributions.

H. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    55

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.30% of each Fund’s respective average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended are as follows (amounts in thousands):

Year Ended 2/28/07
California Tax Free Bond Fund	$6
Intermediate Tax Free Bond Fund	85
New York Tax Free Bond Fund	5

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
California Tax Free Bond Fund	0.25%	n/a	0.75%
Intermediate Tax Free Bond Fund	0.25	0.75%	0.75
New York Tax Free Bond Fund	0.25	0.75	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2007, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge	CDSC
California Tax Free Bond Fund	$1	$—
Intermediate Tax Free Bond Fund	6	64
New York Tax Free Bond Fund	5	85

56   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

The Distributor waived Distribution fees and/or reimbursed expenses as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
California Tax Free Bond Fund	0.25%	n/a	0.25%	0.25%	0.10%
Intermediate Tax Free Bond Fund	0.25	0.25%	0.25	0.25	0.10
New York Tax Free Bond Fund	0.25	0.25	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
California Tax Free Bond Fund	0.60%	n/a	1.10%	0.65%	0.50%
Intermediate Tax Free Bond Fund	0.75	1.43%	1.43	0.59	0.50
New York Tax Free Bond Fund	0.75	1.55	1.55	0.72	0.50

The contractual expense limitation agreements were in effect for the year ended February 28, 2007. The expense limitation percentages in the table above are in place until at least June 30, 2007.

For the year ended February 28, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
California Tax Free Bond Fund	$116	$44	$28	$6	$194
Intermediate Tax Free Bond Fund	—	92	2,339	—	2,431
New York Tax Free Bond Fund	—	—	154	—	154

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the year ended February 28, 2007, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    57

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
California Tax Free Bond Fund	$47,895	$29,844
Intermediate Tax Free Bond Fund	803,852	521,815
New York Tax Free Bond Fund	75,051	192,995

During the year ended February 28, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$144,937	$4,179	$59	$4,120
Intermediate Tax Free Bond Fund	2,820,542	89,753	3,120	86,633
New York Tax Free Bond Fund	603,283	22,907	217	22,690

For Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to differences relating to income recognition for securities acquired in a transfer-in-kind (see Note 10).

The tax character of distributions paid during the fiscal year ended February 28, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
California Tax Free Bond Fund	$—	$—	$—	$5,261	$5,261
Intermediate Tax Free Bond Fund	388	361	749	108,486	109,235
New York Tax Free Bond Fund	—	—	—	25,325	25,325

The tax character of distributions paid during the period ended February 28, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
California Tax Free Bond Fund	$125	$108	$233	$2,208	$2,441
Intermediate Tax Free Bond Fund	828	6,383	7,211	39,581	46,792
New York Tax Free Bond Fund	65	606	671	10,927	11,598

The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
California Tax Free Bond Fund	$2,020	$—	$2,020	$4,166	$6,186
Intermediate Tax Free Bond Fund	271	5,007	5,278	65,735	71,013
New York Tax Free Bond Fund	1,235	9,041	10,276	21,094	31,370

58   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

At February 28, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Tax-Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$314	$(367)	$4,120
Intermediate Tax Free Bond Fund	7,225	(1,095)	86,633
New York Tax Free Bond Fund	1,318	(2,291)	22,690

For the Funds, the cumulative timing differences primarily consist of deferred compensation, distributions payable, post-October loss deferrals (for New York Tax Free Bond Fund) and differences relating to income recognition for securities acquired in a transfer-in-kind (for Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund) (see Note 10).

As of February 28, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

Expires
2015
California Tax Free Bond Fund	$367
Intermediate Tax Free Bond Fund	1,095
New York Tax Free Bond Fund	2,291

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended February 28, 2007, the Funds deferred to March 1, 2007, post October capital losses of (amounts in thousands):

Capital Losses
New York Tax Free Bond Fund	$332

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of February 28, 2007. Average borrowings from the Facility for the year ended February 28, 2007 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
California Tax Free Bond Fund	$1,161	7	$1
New York Tax Free Bond Fund	3,219	50	24

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    59

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Tax Free Bond Fund and New York Tax Free Bond Fund primarily invest in issuers in the States of California and New York, respectively. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were led by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM I, any series thereof, or any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Business Combinations

On August 19, 2004, the Board of Trustees of the JPMorgan Funds, and on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management’s proposal to merge One Group Intermediate Tax Free Bond Fund (the “Target Fund”) into JPMorgan Intermediate Tax Free Income Fund (the “Acquiring Fund”).

The merger was effective after the close of business on February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

60   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
One Group Intermediate Tax Free Bond Fund				$33,745
Class A	5,508	$61,712	$11.20
Class B	1,088	12,225	11.23
Class I	48,378	542,269	11.21

Acquiring Fund
JPMorgan Intermediate Tax Free Income Fund				70,092
Class A	231	2,544	11.00
Class B	3	36	10.85
Class C	103	1,122	10.84
Select Class	97,711	1,062,625	10.88
Institutional Class	35,334	384,142	10.87

Post Reorganization
JPMorgan Intermediate Tax Free Bond Fund				103,837
Class A	5,840	64,256	11.00
Class B	1,130	12,261	10.85
Class C	103	1,122	10.84
Select Class	147,556	1,604,894	10.88
Institutional Class	35,334	384,142	10.87

10. Transfers-In-Kind

After the close of business on February 3, 2006, several common trust funds managed by JPMCB, transferred securities in-kind to the JPMorgan Intermediate Tax Free Bond Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the JPMorgan Intermediate Tax Free Bond Fund and the JPMorgan Intermediate Tax Free Bond Fund received portfolio securities with market values, including net unrealized appreciation of approximately $16,709,000, as listed below in exchange for these shares. The cost basis of the portfolio securities transferred to the JPMorgan Intermediate Tax Free Bond Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the Fund (amounts in thousands)	Number of Fund Shares Issued (amounts in thousands)
JPMorgan Chase Bank Intermediate Tax Exempt Bond Fund	$258,340	24,281
JPMorgan Chase Bank Connecticut Tax Exempt Bond Fund	42,000	3,947
JPMorgan Chase Bank Limited Term Tax Exempt Trust	247,255	23,238
JPMorgan Chase Bank Tax Exempt Trust	35,845	3,369
	$583,440	54,835

In addition, the JPMorgan Chase Bank New York Tax Exempt Bond Fund, a common trust fund managed by JPMCB, transferred securities in-kind to the JPMorgan New York Tax Free Bond Fund in a tax-free exchange. The JPMorgan Chase Bank New York Tax Exempt Bond Fund purchased approximately 21,711,000 Select Class Shares of the JPMorgan New York Tax Free Bond Fund and the JPMorgan New York Tax Free Bond Fund received portfolio securities with a market value of approximately $153,932,000 including net unrealized appreciation of approximately $6,788,000 in exchange for these shares. The cost basis of the portfolio securities transferred to the JPMorgan New York Tax Free Bond Fund is equal to the JPMorgan Chase Bank New York Tax Exempt Bond Fund’s cost of the securities at the time of the in-kind transfer.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    61

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Tax Free Bond Fund, JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund (each a portfolio of JPMorgan Trust I, hereafter collectively referred to as the “Funds”) at February 28, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2007

62   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

TRUSTEES
(Unaudited)

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the heritage JPMorgan Funds or heritage One Group Mutual Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    63

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

64   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

OFFICERS
(Unaudited)

The Trust’s executive officers (listed below) generally are employees of the Advisor or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liason, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    65

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

66   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2006, and continued to hold your shares at the end of the reporting period, February 28, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2006	Ending Account Value, February 28, 2007	Expenses Paid During September 1, 2006 to February 28, 2007*	Annualized Expense Ratio
California Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,020.00	$3.01	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class C
Actual	1,000.00	1,017.60	5.50	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Select Class
Actual	1,000.00	1,018.90	3.25	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Institutional Class
Actual	1,000.00	1,019.90	2.50	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    67

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2007

	Beginning Account Value, September 1, 2006	Ending Account Value, February 28, 2007	Expenses Paid During September 1, 2006 to February 28, 2007*	Annualized Expense Ratio
Intermediate Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,019.90	$3.76	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	1,015.80	7.15	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class C
Actual	1,000.00	1,015.90	7.15	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Select Class
Actual	1,000.00	1,021.00	2.96	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Institutional Class
Actual	1,000.00	1,020.50	2.50	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

New York Tax Free Bond Fund
Class A
Actual	1,000.00	1,018.60	3.75	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	1,013.40	7.24	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class C
Actual	1,000.00	1,013.40	7.24	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Select Class
Actual	1,000.00	1,017.20	3.50	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Institutional Class
Actual	1,000.00	1,018.20	2.50	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

68   JPMORGAN TAX FREE FUNDS         FEBRUARY 28, 2007

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2007 (amounts in thousands):

Long-Term Capital Gain Distribution — 15%
Intermediate Tax Free Bond Fund	$361

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2007:

Exempt Distributions Paid
California Tax Free Bond Fund	100.00%
Intermediate Tax Free Bond Fund	99.64%
New York Tax Free Bond Fund	100.00%

FEBRUARY 28, 2007        JPMORGAN TAX FREE FUNDS    69

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. February 2007.	AN-TF-207

ANNUAL REPORT FEBRUARY 28, 2007

JPMorgan Funds

Money

Market

Funds

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Prime Money Market Fund	2
JPMorgan Liquid Assets Money Market Fund	3
JPMorgan U.S. Government Money Market Fund	4
JPMorgan U.S. Treasury Plus Money Market Fund	5
JPMorgan Federal Money Market Fund	6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	7
JPMorgan Tax Free Money Market Fund	8
JPMorgan Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	70
Financial Highlights	92
Notes to Financial Statements	124
Report of Independent Registered Public Accounting Firm	137
Trustees	138
Officers	140
Schedule of Shareholder Expenses	142
Tax Letter	147

HIGHLIGHTS

•	After 17 consecutive hikes, the fed funds rate halted at 5.25%

•	High oil prices and a cooling housing market contributed to the fall of GDP growth

•	After reaching multiple-year highs, two- and 10-year U.S. Treasury yields fell sharply

•	With evidence of a weakening economy, the Fed held interest rates steady at its last five meetings

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 9, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for certain of the JPMorgan Money Market Funds for the 12 months ended February 28, 2007. Inside, you’ll find in-depth information on some of our money market funds.

“While both short- and long-term yields were relatively unchanged during the fiscal year, this was not indicative of volatility in the bond market.”

An Economic Slowdown

The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appeared to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, along with high oil prices and a cooling housing market, contributed to the fall of gross domestic product (GDP) growth from 5.6% in the first quarter of 2006 to 2.0% by the third quarter. While the U.S. Department of Commerce advance estimate for fourth-quarter GDP was a solid 3.5%, this was subsequently revised downward to 2.2%.

With mounting evidence of a weakening economy, the Fed chose to hold interest rates steady at its last five meetings. Given mixed economic and inflationary data in recent months, many financial experts believe that the Fed could continue to keep rates on hold for the time being. In the statement that was released in conjunction with its January 2007 meeting, the Fed noted, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

Bond Prices Rise Amid Increased Volatility

While both short- and long-term yields were relatively unchanged during the fiscal year, this was not indicative of volatility in the bond market. After reaching multiple-year highs of 5.29% and 5.25%, respectively, in late June 2006, two- and 10-year U.S. Treasury yields then fell sharply. This occurred as it became evident that the Fed would pause in its two-year tightening campaign. Yields again moved higher during the fourth quarter of 2006 and the first two months of 2007 due to concerns that the economy was picking up steam and that the Fed’s next move might be to raise, instead of lower, short-term rates. The bond market had one more surprise for investors at the end of February. With the global equity markets falling sharply, there was a mass flight to quality. Overall, two-year Treasury yields moved from 4.21% to 4.71% and 10-year Treasury yields rose from 4.39% to 4.64% during the period. The overall bond market, as measured by the Lehman Brothers U.S. Aggregate Bond Index, returned 5.54%.

Outlook

There are two views regarding the future direction of the economy. On one hand, the Fed could orchestrate an economic “soft landing,” with positive economic growth and low inflation. However, should the economy surprise on the upside and inflation flare up, the Fed may choose to raise rates again. Until there is a better understanding of the direction of the economy and interest rates, there may be continued periods of volatility in the bond market.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Cash Management and Capital Shares
Net Assets as of 2/28/07	$89.0 Billion
Average Maturity	47 days
S&P rating *	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
|
The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	34.0%
2–7 days	7.7
8–30 days	18.1
31–60 days	9.9
61–90 days	11.5
91–180 days	14.0
181+ days	4.8

7-DAY SEC YIELD (1)

Morgan Shares	4.98%
Premier Shares	5.05
Agency Shares	5.24
Class B Shares	4.50
Class C Shares	4.50
Institutional Shares	5.31
Reserve Shares	4.78
Cash Management Shares	4.51
Capital Shares	5.35

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Cash Management Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.97%, 5.03%, 5.18%, 4.30%, 4.30%, 5.24%, 4.76%, 4.50% and 5.29% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Cash Management Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

JPMorgan Liquid Assets Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations

Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Investor, Capital and Service Shares
Net Assets as of 2/28/07	$10.7 Billion
Average Maturity	44 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	27.9%
2–7 days	11.1
8–30 days	24.4
31–60 days	8.9
61–90 days	11.5
91–180 days	12.2
181+ days	4.0

7-DAY SEC YIELD (1)

Morgan Shares	4.91%
Premier Shares	5.06
Agency Shares	5.26
Class B Shares	4.51
Class C Shares	4.51
Institutional Shares	5.32
Reserve Shares	4.79
Investor Shares	4.99
Capital Shares	5.36
Service Shares	4.50

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.88%, 5.04%, 5.20%, 4.31%, 4.31%, 5.25%, 4.77%, 4.98%, 5.30% and 4.43% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve, Capital and Service Shares
Net Assets as of 2/28/07	$18.2 Billion
Average Maturity	28 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	54.4%
2–7 days	0.0
8–30 days	22.3
31–60 days	11.0
61–90 days	5.0
91–180 days	3.5
181+ days	3.8

7-DAY SEC YIELD (1)

Morgan Shares	4.85%
Premier Shares	4.99
Agency Shares	5.19
Institutional Shares	5.26
Reserve Shares	4.73
Capital Shares	5.30
Service Shares	4.41

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.82%, 4.97%, 5.13%, 5.19%, 4.71%, 5.24% and 4.34% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

JPMorgan U.S. Treasury Plus Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds, and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve and Investor Shares
Net Assets as of 2/28/07	$8.0 Billion
Average Maturity	1 day
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	100.0%
2–7 days	0.0
8–30 days	0.0
31–60 days	0.0
61–90 days	0.0
91–180 days	0.0
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	4.85%
Premier Shares	5.00
Agency Shares	5.20
Class B Shares	4.45
Class C Shares	4.45
Institutional Shares	5.26
Reserve Shares	4.73
Investor Shares	4.93

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares and Investor Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.82%, 4.98%, 5.14%, 4.25%, 4.25%, 5.19%, 4.71% and 4.92% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares and Investor Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Objective	Current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional and Reserve Shares
Net Assets as of 2/28/07	$6.7 Billion
Average Maturity	36 days
S&P rating *	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	22.8%
2–7 days	10.0
8–30 days	26.8
31–60 days	17.3
61–90 days	14.2
91–180 days	8.9
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	4.80%
Premier Shares	4.95
Agency Shares	5.15
Institutional Shares	5.21
Reserve Shares	4.69

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.77%, 4.93%, 5.09%, 5.14%, and 4.67% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

6   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve and Capital Shares
Net Assets as of 2/28/07	$8.7 Billion
Average Maturity	42 days
S&P rating*	AAAm-G
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means meaning that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	10.3%
2–7 days	0.0
8–30 days	42.6
31–60 days	14.0
61–90 days	23.7
91–180 days	9.4
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	4.65%
Premier Shares	4.80
Agency Shares	5.00
Institutional Shares	5.06
Reserve Shares	4.54
Capital Shares	5.10

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.62%, 4.78%, 4.94%, 4.99%, 4.52%, and 5.04% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income which is excluded from gross income, while preserving capital and maintaining liquidity*
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term municipal obligations
Share classes offered	Morgan, Premier, Agency, Institutional and Reserve Shares
Net Assets as of 2/28/07	$15.8 Billion
Average Maturity	24 days
S&P rating	AAAm
Moody’s rating**	Aaa
NAIC rating	Class 1

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE***

1 day	8.5%
2–7 days	76.1
8–30 days	1.9
31–60 days	1.7
61–90 days	1.2
91–180 days	5.9
181+ days	4.7

7-DAY SEC YIELD (1)

Morgan Shares	3.11%
Premier Shares	3.26
Agency Shares	3.45
Institutional Shares	3.51
Reserve Shares	3.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

***	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.08%, 3.24%, 3.39%, 3.44% and 2.98% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

8   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

JPMorgan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve, Service and E*Trade Shares
Net Assets as of 2/28/07	$3.4 Billion
Average Maturity	25 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	9.6%
2–7 days	71.4
8–30 days	2.5
31–60 days	3.6
61–90 days	0.5
91–180 days	9.4
181+ days	3.0

7-DAY SEC YIELD (1)

Morgan Shares	3.13%
Premier Shares	3.28
Agency Shares	3.47
Institutional Shares	3.54
Reserve Shares	3.02
Service Shares	2.70
E*Trade Shares	2.71

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Service Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.08%, 3.24%, 3.39%, 3.45%, 2.98%, 2.61% and 2.62% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Service Shares and E*Trade Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 1.6%
130,000	Cheyne High Grade ABS CDO Ltd. (Cayman Islands), Series 2004-1A, Class AM2, FRN, 5.37%, 05/10/07 (e) (i)	130,000
	Newcastle CDO Ltd. (Cayman Islands),
140,000	Series 3A, Class 1MM, FRN, 5.35%, 03/24/07 (e) (i)	140,000
10,000	Series 3A, Class 1MMH, FRN, 5.35%, 03/24/07 (e) (i)	10,000
29,000	Series 3A, Class 1MMJ, FRN, 5.35%, 03/24/07 (e) (i)	29,000
200,000	Pyxis Master Trust, Series 2006-4, FRN, 5.33%, 03/20/07 (e) (i)	200,000
	Steers Delaware Business Trust,
330,000	Series 2006-1, FRN, 5.32%, 04/05/07 (e) (i)	330,000
330,035	Series 2006-1, FRN, 5.33%, 03/27/07 (e) (i)	330,035
45,343	TIAA Retail Commercial Trust (Cayman Islands), Series 2003-1A, Class A1MM, FRN, 5.35%, 03/28/07 (e) (i)	45,343
87,172	Wachovia Asset Securitization, Inc., Series 2005-HM1A, Class AMM, FRN, 5.31%, 03/25/07 (e) (i)	87,172
120,000	Whitehawk CDO Funding Ltd. (Cayman Islands), Series 2004-1A, Class AMMF, FRN, 5.35%, 03/15/07 (e) (i)	120,000
	Total Asset-Backed Securities (Cost $1,421,550)	1,421,550
Collateralized Mortgage Obligations — 0.2%
	Non-Agency CMO — 0.2%
105,000	Arkle Master Issuer plc (United Kingdom), Series 2006-1A, Class 1A, FRN, 5.30%, 03/17/07 (e)	105,000
75,000	Holmes Master Issuer plc (United Kingdom), Series 2006-1A, Class 1A, FRN, 5.30%, 03/15/07 (e)	75,000
	Total Collateralized Mortgage Obligations (Cost $180,000)	180,000
Corporate Bonds — 20.4%
	Capital Markets — 1.4%
250,000	Lehman Brothers Holdings, Inc., FRN, 5.38%, 03/22/07	250,000
	Links Finance LLC,
100,000	FRN, 5.31%, 04/25/07 (e)	99,999
100,000	FRN, 5.31%, 06/20/07 (e)	99,990
100,000	FRN, 5.32%, 04/18/07 (e)	100,000
100,000	FRN, 5.32%, 04/20/07 (e)	100,000
50,000	FRN, 5.32%, 04/25/07 (e)	49,998
65,000	FRN, 5.32%, 05/01/07 (e)	64,999
150,000	FRN, 5.32%, 05/25/07 (e)	149,985
345,000	Merrill Lynch & Co., Inc., FRN, 5.40%, 04/05/07	345,000
		1,259,971
	Commercial Banks — 10.5%
130,000	ANZ National International Ltd. (United Kingdom), FRN, 5.32%, 03/07/07 (e) (m)	130,000
100,000	Australia & New Zealand Banking Group Ltd. (Australia), FRN, 5.32%, 03/23/07 (e)	100,000
	Bank of America, N.A.,
553,000	FRN, 5.32%, 03/05/07	553,000
715,000	FRN, 5.32%, 03/19/07	715,000
375,000	FRN, 5.33%, 03/09/07	375,000
260,000	FRN, 5.33%, 07/11/07	260,000
150,000	FRN, 5.36%, 03/02/07	150,000
600,000	Bayerische Landesbank, FRN, 5.37%, 03/26/07	600,000
	BNP Paribas (France)
125,000	FRN, 5.30%, 04/03/07	124,985
225,000	FRN, 5.31%, 03/26/07 (e)	225,000
215,000	FRN, 5.33%, 05/21/07 (e)	215,000
255,000	Caja de Ahorros y Monte de Piedad de Madrid (Spain), FRN, 5.36%, 04/19/07	255,000
139,000	Calyon New York, FRN, 5.33%, 05/10/07	138,995
315,000	Credit Agricole S.A. (France), FRN, 5.33%, 04/23/07 (e)	315,000
450,000	Dexia Credit Local, FRN, 5.31%, 03/06/07	449,949
200,000	Fifth Third Bancorp., FRN, 5.32%, 03/23/07 (e)	200,000
	HBOS Treasury Services plc (United Kingdom),
150,000	FRN, 5.29%, 03/07/07 (e)	150,000
570,000	FRN, 5.39%, 04/02/07 (e)	570,000
805,000	FRN, 5.43%, 05/21/07 (e)	805,000
300,000	FRN, 5.44%, 03/26/07 (e)	300,000
	Natexis Banques Populaires,
590,000	FRN, 5.31%, 03/05/07	589,912
500,000	FRN, 5.35%, 03/02/07	499,929
250,000	Royal Bank of Scotland plc (United Kingdom), FRN, 5.31%, 03/21/07 (e)	250,000
284,740	Santander US Debt S.A. Unipersonal (Spain), FRN, 5.38%, 03/21/07 (e)	284,797
	Societe Generale (France),
85,000	FRN, 5.27%, 03/21/07	84,987
85,000	FRN, 5.31%, 04/02/07 (e)	85,000
	Wells Fargo & Co.,
271,000	FRN, 5.31%, 04/05/07	271,000
175,000	FRN, 5.38%, 04/02/07	175,000
	Westpac Banking Corp.,
196,000	FRN, 5.30%, 04/06/07 (e)	196,000

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — Continued
160,000	FRN, 5.39%, 03/12/07	160,000
	Westpac Banking Corp. (Australia),
150,000	FRN, 5.42%, 05/25/07 (e)	150,033
		9,378,587
	Diversified Financial Services — 8.5%
50,000	Allstate Life Global Funding Trusts, FRN, 5.30%, 04/05/07	50,000
	Beta Finance, Inc.,
155,000	FRN, 5.27%, 03/15/07 (e)	154,995
150,000	FRN, 5.30%, 04/23/07 (e)	149,998
170,000	FRN, 5.31%, 05/24/07 (e)	169,996
103,000	FRN, 5.31%, 05/25/07 (e)	102,998
105,000	FRN, 5.31%, 05/29/07 (e)	104,997
335,000	FRN, 5.32%, 04/20/07 (e)	334,987
	CC USA, Inc.,
91,500	5.41%, 09/04/07 (e)	91,495
125,000	FRN, 5.31%, 04/11/07 (e)	124,992
200,000	FRN, 5.31%, 04/16/07 (e)	199,982
64,000	FRN, 5.31%, 05/23/07 (e)	63,999
200,000	FRN, 5.33%, 04/27/07 (e)	199,996
	Dorada Finance, Inc.,
136,000	FRN, 5.31%, 04/16/07 (e)	135,988
250,000	FRN, 5.32%, 04/23/07 (e)	249,990
240,000	FRN, 5.32%, 04/25/07 (e)	239,990
140,000	Five Finance, Inc., FRN, 5.30%, 04/11/07 (e)	139,988
	General Electric Capital Corp.,
220,000	FRN, 5.28%, 03/26/07	220,000
350,000	FRN, 5.36%, 12/07/09	350,000
468,000	FRN, 5.45%, 03/09/07	468,000
400,000	FRN, 5.45%, 03/19/07	400,000
	K2 (USA) LLC,
36,300	FRN, 5.28%, 03/15/07 (e)	36,298
225,000	FRN, 5.32%, 04/10/07 (e)	224,988
200,000	FRN, 5.32%, 04/20/07 (e)	199,992
40,000	FRN, 5.32%, 06/01/07 (e)	39,997
106,000	FRN, 5.33%, 03/12/07 (e)	105,997
300,000	FRN, 5.33%, 03/22/07 (e)	299,992
90,000	FRN, 5.33%, 05/07/07 (e)	89,996
150,000	FRN, 5.33%, 05/15/07 (e)	149,993
40,000	FRN, 5.36%, 04/25/07 (e)	40,002
120,000	Premium Asset Trust, FRN, 5.47%, 04/02/07 (e) (i)	120,000
	Restructured Asset Securities with Enhanced Returns (RACERS),
70,000	FRN, 5.52%, 03/19/07 (e) (i)	70,000
200,000	FRN, 5.52%, 04/03/07 (e) (i)	200,000
	Sigma Finance, Inc.,
200,000	FRN, 5.31%, 03/12/07 (e)	199,996
150,000	FRN, 5.32%, 03/12/07 (e)	149,998
87,000	FRN, 5.32%, 03/19/07 (e)	87,000
300,000	FRN, 5.32%, 04/11/07 (e)	299,989
90,000	FRN, 5.32%, 05/02/07 (e)	89,996
400,000	FRN, 5.32%, 05/15/07 (e)	399,962
150,000	FRN, 5.33%, 04/10/07 (e)	150,006
50,000	Structured Asset Repackaged Trust, FRN, 5.40%, 03/15/07 (e) (i)	50,000
	Tango Finance Corp.,
139,000	FRN, 5.28%, 03/15/07 (e)	138,995
99,000	FRN, 5.28%, 03/26/07 (e)	98,990
35,000	FRN, 5.32%, 04/10/07 (e)	35,000
100,000	FRN, 5.32%, 04/24/07 (e)	99,991
33,000	FRN, 5.32%, 05/15/07 (e)	32,998
60,000	FRN, 5.33%, 05/15/07 (e)	60,000
155,000	Union Hamilton Special Funding LLC, FRN, 5.36%, 03/28/07 (e) (i)	155,000
		7,577,567
	Total Corporate Bonds (Cost $18,216,125)	18,216,125
Funding Agreements — 0.5%
	Insurance — 0.5%
200,000	Metropolitan Life Insurance Co., FRN, 5.41%, 03/15/07 (e) (f) (i)	200,000
200,000	New York Life Insurance Co., FRN, 5.39%, 04/27/07 (e) (f) (i)	200,000
	Total Funding Agreements (Cost $400,000)	400,000
	Municipal Bonds — 0.4%
60,000	New York City, Taxable, Sub Series A-10, GO, VAR, FSA, 5.27%, 03/05/07	60,000
300,000	New York State Dormitory Authority, Rev., VAR, 5.39%, 05/22/07 (i)	300,000
	Total Municipal Bonds (Cost $360,000)	360,000

Certificates of Deposit — 32.1%
	Alliance & Leicester plc,
150,000	5.33%, 06/07/07	150,000
200,000	5.34%, 06/08/07	200,003
400,000	Allied Irish Banks plc, 5.37%, 03/08/07	400,000
	Banco Bilbao Vizcaya,
235,000	5.32%, 04/10/07	235,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
494,000	5.33%, 03/12/07	494,000
200,000	5.34%, 07/16/07	200,004
615,000	Bank of America, N.A., 5.32%, 06/11/07	615,000
	Bank of Ireland,
250,000	5.29%, 03/06/07	250,000
200,000	5.29%, 04/11/07	200,000
293,000	5.32%, 03/29/07	293,000
382,750	5.35%, 08/15/07	382,750
170,000	Bank of the West, 5.24%, 03/03/08	170,000
191,000	Bank of Tokyo Mitsubishi, 5.31%, 06/01/07	191,000
	Barclays Bank plc (United Kingdom),
424,150	5.31%, 01/16/08	424,150
345,000	5.32%, 05/08/07	345,000
354,600	5.32%, 06/13/07	354,600
234,000	5.40%, 09/20/07	234,000
435,500	5.53%, 06/18/07	435,500
251,000	FRN, 5.27%, 04/04/07	250,995
165,250	Bayerische Landesbank, 5.31%, 03/12/07	165,250
	BNP Paribas, (France)
345,000	5.32%, 05/21/07	345,000
35,000	5.33%, 03/12/07	35,000
250,000	5.33%, 05/10/07	250,000
80,000	FRN, 5.30%, 03/05/07	79,987
895,000	FRN, 5.31%, 03/27/07	894,874
457,000	Calyon N.A. Co., 5.26%, 04/05/07	457,000
525,000	Canadian Imperial Bank of Commerce, 5.40%, 03/18/07	525,000
	Credit Agricole S.A.,
433,000	5.09%, 03/01/07	433,000
156,000	5.33%, 08/22/07	156,000
550,000	5.33%, 08/27/07	550,000
240,000	5.35%, 08/06/07	240,000
	Credit Industriel et Commercial,
200,000	5.32%, 05/08/07	200,000
500,000	5.35%, 03/13/07	500,001
590,000	5.36%, 05/01/07	590,000
365,000	5.36%, 07/26/07	365,000
231,000	5.38%, 04/30/07	231,001
50,000	5.39%, 04/26/07	50,000
489,000	Credit Suisse First Boston LLC, 5.31%, 04/09/07	489,000
265,500	Credit Suisse New York, FRN, 5.30%, 03/01/07	265,511
	Deutsche Bank AG,
800,000	5.25%, 05/07/07	800,000
603,000	5.29%, 03/06/07	603,000
76,000	5.31%, 05/08/07	75,998
295,000	5.31%, 07/09/07	295,000
119,000	5.32%, 09/04/07	119,000
285,500	5.42%, 08/31/07	285,500
185,590	ForeningsSparbanken AB, 5.42%, 08/31/07	185,590
	Fortis Bank N.V.,
350,000	5.29%, 08/02/07	350,000
200,000	5.33%, 08/21/07	200,000
100,000	5.33%, 08/22/07	100,000
	HBOS Treasury Services plc (United Kingdom),
50,000	5.24%, 12/18/07	50,000
800,000	5.30%, 03/01/07	800,000
500,000	5.30%, 03/12/07	500,000
100,000	5.32%, 06/07/07	100,000
500,000	5.37%, 04/26/07	500,000
475,000	5.41%, 09/20/07	475,000
48,000	Intesa Bank of Ireland, 5.35%, 07/26/07	48,000
	Landesbank Baden-Wuerttemberg (Germany),
400,000	5.35%, 08/06/07	400,000
145,000	5.36%, 08/06/07	145,003
	Landesbank Hessen (Germany),
500,000	5.31%, 04/10/07	500,000
1,168,000	5.31%, 06/15/07	1,167,995
294,000	5.32%, 06/12/07	294,000
250,000	5.35%, 08/16/07	250,031
	Mizuho Corporate Bank,
180,000	5.29%, 03/14/07	180,000
135,000	5.30%, 04/26/07	135,000
175,000	5.31%, 04/12/07	175,000
350,000	5.32%, 03/01/07	350,000
	Natexis Banques Populaires U.S. Finance Co.,
459,000	FRN, 5.30%, 04/24/07	459,000
350,000	FRN, 5.34%, 03/02/07	349,983
	Nordea Bank of Finland plc (Finland),
28,800	5.40%, 09/20/07	28,800
25,000	5.59%, 06/20/07	25,000
	Norinchukin Bank Ltd.,
195,000	5.32%, 06/01/07	195,000
225,000	5.33%, 05/16/07	225,000
130,000	5.33%, 05/21/07	130,002
100,000	5.34%, 04/02/07	100,000
125,000	5.34%, 04/11/07	125,000
164,000	5.35%, 03/22/07	164,000
140,000	Royal Bank of Canada, FRN, 5.30%, 03/01/07	139,982
	Societe Generale,
125,000	5.32%, 03/12/07	125,000
250,000	5.32%, 04/10/07	250,000
104,000	FRN, 5.26%, 03/20/07	103,989

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
	Svenska Handelsbanken AB,
61,000	5.08%, 12/05/07	60,920
200,000	5.29%, 03/09/07	200,000
357,000	5.30%, 03/12/07	357,000
373,000	Toronto Dominion Bank, 5.32%, 03/22/07	373,000
	UniCredito Italiano S.p.A.,
300,000	5.31%, 07/09/07	300,000
700,000	5.32%, 05/29/07	700,000
460,300	5.37%, 03/07/07	460,300
70,000	5.37%, 03/26/07	70,002
478,000	5.38%, 03/05/07	478,000
295,000	5.40%, 03/20/07	295,000
200,000	Washington Mutual Bank, 5.32%, 04/16/07	200,000
785,000	Wells Fargo Bank, N.A., FRN, 5.30%, 03/09/07	785,000
100,000	Westpac Banking Corp., 5.32%, 05/09/07	100,000
	Total Certificates of Deposit (Cost $28,530,721)	28,530,721
Commercial Paper — 25.4% (n)
74,000	Aegis Finance, 5.29%, 03/01/07 (m)	74,000
	Ajax Bambino Funding, Inc.,
41,500	5.32%, 03/06/07 (i)	41,470
90,000	5.33%, 03/14/07 (i)	89,829
	Alliance & Leicester plc,
100,000	5.26%, 05/08/07	99,028
80,177	5.30%, 04/02/07	79,806
190,500	5.32%, 03/21/07 (m)	189,946
100,000	Alpine Securitization Corp., 5.28%, 03/12/07	99,839
	Amstel Funding Corp.,
200,000	5.30%, 04/18/07	198,597
183,108	5.31%, 03/08/07	182,921
250,000	5.32%, 04/23/07	248,068
409,498	5.34%, 03/20/07	408,359
	Amsterdam Funding Corp.,
124,000	5.28%, 03/07/07	123,891
55,000	5.29%, 04/05/07	54,722
87,000	ANZ National International Ltd., 5.33%, 07/23/07 (m)	85,187
25,677	Aquinas Funding LLC, 5.30%, 07/09/07	25,198
44,590	ASB Bank Ltd., 5.31%, 01/10/08 (m)	42,622
	ASB Finance Ltd.,
18,000	5.31%, 04/17/07 (m)	17,877
70,000	5.31%, 07/06/07 (m)	68,723
189,000	5.33%, 05/07/07 (m)	187,174
	Atlantis One Funding Corp.,
254,065	5.31%, 03/26/07	253,153
100,000	5.32%, 06/08/07	98,570
425,000	5.33%, 07/20/07	416,328
444,540	5.34%, 03/01/07	444,540
	Bank of America Corp.,
360,000	5.30%, 05/01/07	356,851
168,750	5.32%, 04/02/07	167,963
	Bank of Ireland (Ireland),
168,000	5.28%, 03/01/07	168,000
148,200	5.30%, 03/07/07 (e)	148,071
287,275	5.32%, 04/30/07	284,785
35,477	Barton Capital Corp., 5.29%, 04/10/07	35,270
160,000	Bear Stearns & Co., 5.37%, 03/16/07	160,000
77,000	Beta Finance, Inc., 5.31%, 04/10/07	76,558
200,000	CAFCO LLC, 5.30%, 04/05/07 (e)	198,982
	Caisse Nationale des Caisses d’Epargne et de Prevoyance (France),
200,000	5.25%, 12/11/07 (e)	192,104
200,000	5.25%, 12/14/07 (e)	192,024
200,000	5.41%, 03/06/07 (e)	199,854
50,000	Cantabric Finance LLC, 5.37%, 04/30/07	49,564
150,000	CGD North American Finance LLC, 5.30%, 03/08/07 (e)	149,847
200,000	Charta Corp., 5.30%, 04/05/07	198,982
47,000	CIT Group, Inc., 5.34%, 05/04/07 (e)	46,565
	Concord Minutemen Capital Co. LLC,
115,000	5.34%, 04/12/07 (e)	114,302
128,000	5.34%, 05/15/07	126,613
37,758	5.35%, 04/13/07	37,523
256,612	5.37%, 03/16/07 (e)	256,053
179,846	5.39%, 03/02/07 (e)	179,820
200,000	Corporate Receivables Corp., 5.30%, 04/05/07	198,982
140,000	Crown Point Capital Co. LLC, 5.39%, 03/08/07	139,999
	Curzon Funding Ltd.,
80,000	5.29%, 04/19/07	79,438
102,500	5.31%, 05/11/07	101,440
85,000	5.31%, 05/29/07	83,899
53,000	Daimler Chrysler Receivables Auto Trust, 5.30%, 03/08/07	52,946
	Danske Corp.,
442,000	5.30%, 03/01/07	442,000
335,000	5.32%, 04/02/07	333,438
40,000	5.32%, 05/07/07	39,618
	DnB NOR Bank ASA,
90,000	5.32%, 03/14/07	89,831
37,000	5.34%, 08/27/07	36,044
40,000	Dorada Finance, Inc., 5.32%, 08/17/07	39,026

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued (n)
300,000	DZ Bank AG (Cayman Islands), 5.32%, 03/01/07 (e)	300,000
50,000	Edison Asset Securities LLC, 5.30%, 04/23/07	49,614
	Emerald Notes Program,
100,000	5.29%, 03/08/07	99,898
171,000	5.31%, 04/10/07 (e)	170,002
55,000	5.32%, 05/01/07	54,511
197,825	5.32%, 05/14/07	195,690
75,000	5.32%, 05/24/07	74,081
216,225	5.34%, 03/22/07	215,560
140,000	Erste Finance LLC, 5.30%, 03/07/07	139,878
99,475	Fortis Funding, 5.30%, 04/04/07	98,984
78,000	Galleon Capital LLC, 5.28%, 03/08/07	77,920
	Gemini Securities Corp.,
73,000	5.28%, 03/09/07	72,915
454,272	5.33%, 03/01/07	454,272
	General Electric Capital Corp.,
352,800	5.31%, 03/20/07	351,828
150,000	5.31%, 03/21/07	149,565
234,000	5.32%, 03/08/07	233,762
750,000	5.32%, 09/28/07	727,361
350,000	5.34%, 08/13/07	341,658
	George Street Finance LLC,
56,992	5.29%, 03/23/07 (e)	56,808
36,133	5.29%, 03/26/07 (e)	36,001
74,688	Gotham Funding Corp., 5.30%, 03/09/07	74,600
186,000	Govco, Inc., 5.32%, 05/29/07 (e)	183,588
	Grampian Funding LLC,
210,000	5.31%, 05/25/07	207,412
279,080	5.31%, 06/11/07 (e)	274,988
423,000	5.32%, 03/28/07 (e)	421,357
240,000	5.32%, 05/21/07 (e)	237,203
164,000	5.33%, 08/17/07 (e)	160,000
330,000	5.34%, 05/18/07 (e)	326,282
122,150	5.37%, 03/20/07 (e)	121,813
75,000	ING U.S. Funding LLC, 5.30%, 03/07/07	74,935
	Irish Life & Permanent plc,
100,000	5.31%, 03/21/07	99,709
100,000	5.32%, 03/23/07	99,680
75,000	IXIS Corp., 5.32%, 05/29/07	74,034
100,000	KBC Financial Products International Ltd., 5.31%, 03/26/07 (e)	99,641
278,500	Landale Funding, 5.32%, 05/15/07 (e)	275,454
100,000	Leafs LLC, 5.39%, 02/20/08	100,000
35,600	Lehman Brothers, Inc., 5.36%, 04/25/07	35,316
	Lexington Parker Capital Corp.,
139,330	5.31%, 03/07/07	139,208
65,354	5.32%, 04/12/07	64,957
50,000	5.36%, 07/05/07	49,997
200,000	5.36%, 09/04/07 (e)	194,650
256,612	5.37%, 03/16/07 (e)	256,053
47,500	Liberty Street Funding Corp., 5.28%, 03/09/07	47,444
	Macquarie Bank Ltd. (Australia),
102,500	5.32%, 04/24/07 (e)	101,693
160,000	5.32%, 05/02/07 (e)	158,553
175,000	Natexis Banques Populaires U.S. Finance Co., 5.30%, 04/02/07	174,190
52,400	Nationwide Building Society, 5.33%, 03/15/07	52,293
	Park Granada LLC,
100,000	5.26%, 05/04/07	99,084
200,000	5.31%, 04/13/07 (e)	198,741
110,000	5.32%, 04/30/07	109,050
113,000	Picaros Funding LLC, 5.28%, 03/12/07	112,818
	San Paolo IMI U.S. Financial Co.,
97,300	5.29%, 06/29/07	95,626
265,600	5.30%, 03/27/07	264,610
150,000	Santander Central Hispano Finance Delaware, Inc., 5.32%, 06/12/07	147,768
	Scaldis Capital LLC,
104,140	5.28%, 03/07/07 (e)	104,049
190,000	5.32%, 04/25/07 (e)	188,488
56,050	5.33%, 03/21/07	55,886
54,000	Scotia Banc, Inc., 5.34%, 03/29/07	53,779
125,000	Sedna Finance, Inc., 5.30%, 07/09/07	122,669
100,000	Sigma Finance, Inc., 5.32%, 06/05/07 (e)	98,605
132,000	Silver Tower U.S. Funding LLC, 5.31%, 05/29/07	130,290
	Simba Funding,
42,422	5.31%, 03/02/07	42,416
100,000	5.31%, 03/13/07	99,825
79,943	5.31%, 05/29/07	78,907
	Skandinaviska Enskilda Banken AB,
149,500	5.33%, 07/09/07	146,685
300,000	5.35%, 08/02/07	293,314
237,500	Societe Generale, 5.30%, 04/27/07	235,558
	Solitaire Funding LLC,
100,000	5.31%, 05/11/07	98,967
87,027	5.32%, 05/01/07 (e)	86,253
50,000	Swedish National Housing Finance, 5.31%, 04/17/07	49,662
	Swiss RE Financial Products,
61,700	5.28%, 03/06/07 (e)	61,655
100,000	5.31%, 06/07/07 (e)	98,584

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued (n)
	Thames Asset Global Securitization, Inc.,
44,986	5.31%, 05/10/07 (e)	44,528
75,000	5.32%, 05/14/07 (e)	74,194
74,500	Tulip Funding Corp., 5.34%, 06/28/07	73,212
	UBS Finance Delaware LLC,
339,650	5.30%, 07/05/07	333,516
797,090	5.32%, 06/08/07	785,637
	Variable Funding Capital,
225,000	5.29%, 03/06/07	224,835
139,500	5.29%, 03/23/07	139,051
	Westpac Banking Corp. (Australia),
200,000	5.30%, 05/01/07 (e)	198,250
239,500	5.32%, 06/11/07 (e)	235,971
178,400	5.32%, 06/14/07	175,679
180,000	5.33%, 05/14/07	178,080
200,000	5.39%, 05/11/07	197,939
40,000	Westpac Capital Corp., 5.31%, 05/29/07	39,488
	Westpac Trust Securities Ltd.,
87,000	5.30%, 04/27/07	86,289
145,750	5.31%, 04/04/07	145,029
70,000	Windmill Funding Corp., 5.31%, 04/02/07	69,674
	Total Commercial Paper (Cost $22,586,259)	22,586,259
Master Notes — 2.7%
	Citigroup Global Markets Holdings, Inc.,
250,000	FRN, 5.32%, 08/27/07	250,000
550,000	FRN, 5.38%, 08/27/07	550,000
25,000	Morgan Stanley Asset Funding, Inc.,
	FRN, 5.45%, 07/11/07 (i)	25,000
	Morgan Stanley & Co., Inc.,
315,000	5.39%, 07/11/07 (i)	315,000
525,000	FRN, 5.45%, 03/01/07 (i)	525,000
760,000	FRN, 5.45%, 07/11/07 (i)	760,000
	Total Master Notes
	(Cost $2,425,000)	2,425,000
Repurchase Agreements — 11.4%
414,539	Banc of America Securities LLC, 5.34%, dated 02/28/07, due 03/01/07, repurchase price $414,600, collateralized by U.S. Government Agency Securities with a value of $422,830	414,539
700,000	Bank of America Corp., 5.35%, dated 02/28/07, due 03/01/07, repurchase price $700,104, collateralized by Corporate Bonds and Notes with a value of $721,000	700,000
200,000	Bank of America Corp., 5.36%, dated 02/28/07, due 03/01/07, repurchase price $200,030, collateralized by Corporate Bonds and Notes with a value of $206,000	200,000
200,000	Bear Stearns & Cos., Inc., 5.37%, dated 02/28/07, due 03/01/07, repurchase price $200,030, collateralized by U.S. Government Agency Securities with a value of $206,002	200,000
2,550,000	Citigroup, Inc., 5.36%, dated 02/28/07, due 03/01/07, repurchase price $2,550,380, collateralized by Collateralized Mortgage Obligations with a value of $2,626,500	2,550,000
1,450,000	Deutsche Bank AG, 5.36%, dated 02/28/07, due 03/01/07, repurchase price $1,450,216, collateralized by U.S. Government Agency Securities with a value of $1,493,500	1,450,000
600,000	Goldman Sachs & Co., 5.36%, dated 02/28/07, due 03/01/07, repurchase price $600,089, collateralized by U.S. Government Agency Securities with a value of $618,000	600,000
1,000,000	Goldman Sachs & Co., 5.38%, dated 02/28/07, due 03/01/07, repurchase price $1,000,149, collateralized by U.S. Government Agency Securities with a value of $1,030,000	1,000,000
685,000	Merrill Lynch & Co., Inc., 5.34%, dated 02/28/07, due 03/01/07, repurchase price $685,102, collateralized by U.S. Government Agency Securities with a value of $698,700	685,000
1,360,000	Merrill Lynch & Co., Inc., 5.35%, dated 02/28/07, due 03/01/07, repurchase price $1,360,202, collateralized by U.S. Government Agency Securities with a value of $1,400,807	1,360,000
1,000,000	Merrill Lynch & Co., Inc., 5.36%, dated 02/28/07, due 03/01/07, repurchase price $1,000,149, collateralized by U.S. Government Agency Securities with a value of $1,030,000	1,000,000
	Total Repurchase Agreements (Cost $10,159,539)	10,159,539
Time Deposits — 6.9%
500,000	BNP Paribas (France), 5.44%, 03/01/07	500,000
558,918	Calyon N.A. Co., 5.34%, 03/01/07	558,918
627,012	Deutsche Bank AG, 5.31%, 03/01/07	627,012
400,000	DZ Bank AG, 5.35%, 03/01/07	400,000
400,000	ING Bank N.V., 5.34%, 03/01/07	400,000
	La Salle Bank Midwest N.A.,
600,000	5.31%, 03/01/07	600,000
300,000	5.38%, 03/01/07	300,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Time Deposits — Continued
	Lehman Brothers Bankhaus AG,
399,500	5.34%, 09/04/07	399,500
150,000	5.37%, 08/22/07 (i)	150,000
100,000	5.38%, 08/02/07 (i)	100,000
	Lehman Brothers, Inc.,
175,000	5.28%, 06/06/07 (i)	175,000
476,000	5.46%, 03/01/07 (i)	476,000
	Societe Generale,
400,000	5.38%, 03/01/07	400,000
1,000,000	5.40%, 03/01/07	1,000,000
	Total Time Deposits (Cost $6,086,430)	6,086,430
	Total Investments — 101.6% (Cost $90,365,624)*	90,365,624
	Liabilities in Excess of Other Assets — (1.6)%	(1,381,496)
	NET ASSETS — 100.0%	$88,984,128

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 2.2%
	Steers Delaware Business Trust,
50,000	Series 2006-1, FRN, 5.32%, 04/05/07 (e) (i)	50,000
79,527	Series 2006-1, FRN, 5.33%, 03/27/07 (e) (i)	79,527
	Wachovia Asset Securitization, Inc.,
55,838	Series 2005-HM1A, Class A, FRN, 5.31%, 03/25/07 (e) (i)	55,838
7,068	Series 2005-HM1A, Class AMM, FRN, 5.31%, 03/25/07 (e) (i)	7,068
44,986	Wind Master Trust Notes, Series 2005-J1A, Class A2, FRN, 5.31%, 03/25/07 (e) (i)	44,986
	Total Asset-Backed Securities (Cost $237,419)	237,419
	Certificates of Deposit — 22.1%
	Allied Irish Banks plc (Ireland),
50,000	5.37%, 03/08/07	50,000
70,000	5.40%, 03/20/07	70,000
	Bank of Ireland (Ireland),
30,000	5.32%, 03/29/07	30,000
47,000	5.35%, 08/15/07	47,000
20,000	Bank of the West, 5.24%, 03/03/08	20,000
47,000	Bank of Tokyo Mitsubishi Ltd. (Japan), 5.31%, 06/01/07	47,000
	Barclays Bank plc (United Kingdom),
50,000	5.31%, 01/16/08	50,000
58,880	5.53%, 06/18/07	58,880
	BNP Paribas (France),
100,000	5.33%, 03/12/07	100,000
50,000	FRN, 5.29%, 03/05/07	49,992
67,000	Calyon N.A. Co., 5.26%, 04/05/07	67,000
225,000	Canadian Imperial Bank of Commerce (Canada), 5.40%, 01/15/08	225,000
	Credit Agricole S.A. (France),
62,000	5.09%, 03/01/07	62,000
10,000	5.35%, 08/06/07	10,000
	Credit Industriel et Commercial,
15,000	5.32%, 05/07/07	15,000
65,000	5.38%, 03/07/07	65,000
100,000	5.38%, 04/30/07	100,000
70,000	5.39%, 04/26/07	70,000
	Deutsche Bank AG,
71,000	5.29%, 03/06/07	71,000
125,000	5.31%, 07/09/07	125,000
46,000	5.42%, 08/31/07	46,000
100,000	Fortis Bank N.V., 5.33%, 08/22/07	100,000
	HBOS Treasury Services plc (United Kingdom),
50,000	5.30%, 03/06/07	50,000
52,000	5.41%, 09/20/07	52,000
46,000	Intesa Bank of Ireland plc (United Kingdom), 5.35%, 07/26/07	46,000
60,000	Landesbank Hessen (Germany), 5.31%, 06/15/07	60,000
100,000	Mizuho Corporate Bank, 5.31%, 04/23/07	100,000
100,000	Natexis Banques Populaires U.S. Finance Co., FRN, 5.30%, 04/24/07	100,000
	Norinchukin Bank Ltd.,
50,000	5.33%, 05/16/07	50,000
25,000	5.34%, 04/02/07	25,000
50,000	5.34%, 04/11/07	50,000
40,000	5.35%, 03/01/07	40,000
59,000	5.35%, 03/22/07	59,000
50,000	Societe Generale, 5.32%, 04/10/07	50,000
51,000	Svenska Handelsbanken AB, 5.08%, 12/05/07	50,933
	UniCredito Italiano S.p.A.,
50,000	5.32%, 03/01/07	50,000
52,000	5.32%, 05/29/07	52,000
50,000	5.38%, 03/05/07	50,000
	Total Certificates of Deposit (Cost $2,363,805)	2,363,805
	Collateralized Mortgage Obligations — 1.1%
20,000	Arkle Master Issuer plc (United Kingdom), Series 2006-1A, Class 1A, FRN, 5.30%, 03/17/07 (e)	20,000
94,376	Paragon Mortgages plc (United Kingdom), Series 11A, Class A1, FRN, 5.31%, 03/15/07 (e) (i)	94,376
	Total Collateralized Mortgage Obligations (Cost $114,376)	114,376
Commercial Paper — 29.0% (n)
25,000	Amstel Funding Corp., 5.32%, 04/23/07 (e)	24,807
53,000	ANZ National International Ltd., 5.33%, 07/23/07 (m)	51,895
	Aquinas Funding LLC,
25,000	5.34%, 05/14/07	24,733
25,000	5.32%, 05/29/07	24,680
	ASB Finance,
100,000	5.33%, 04/26/07	99,191
50,000	5.35%, 08/06/07	48,857
21,000	Atlantis One Funding Corp., 5.31%, 03/01/07	21,000
42,000	Bank of America Corp., 5.32%, 03/22/07	41,872

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued (n)
	Collateralized Mortgage Obligations — Continued
30,000	Bank of America Credit Card Trust, 5.32%, 05/01/07	29,733
	Bank of Ireland (Ireland),
75,000	5.30%, 04/05/07 (e)	74,618
32,000	5.32%, 04/30/07	31,723
92,000	Barclays U.S. Funding Corp., 5.32%, 05/08/07	91,091
90,000	Caisse Nationale des Caisses d’Epargne et de Prevoyance, 5.40%, 03/01/07	90,000
	Cedar Springs Capital Co. LLC,
20,084	5.31%, 03/26/07	20,010
50,657	5.31%, 04/20/07	50,288
62,168	5.34%, 03/12/07	62,068
70,000	CIT Group, Inc., 5.32%, 08/24/07 (e)	68,227
15,000	Concord Minutemen Capital Co. LLC, 5.34%, 04/12/07 (e)	14,909
52,000	Countrywide Financial Corp., 5.31%, 03/01/07	52,000
	Crown Point Capital Co. LLC,
80,000	5.27%, 06/04/07	79,996
35,000	5.30%, 03/08/07	35,000
35,000	Dakota Notes (Citibank Credit Card Issuance Trust), 5.32%, 05/24/07	34,571
136,000	Danske Corp., 5.30%, 03/01/07	136,000
80,000	Depfa Bank plc (United Kingdom), 5.33%, 07/23/07	78,331
110,000	DnB NOR Bank ASA, 5.25%, 05/07/07	108,948
	Erste Finance LLC,
25,000	5.29%, 03/06/07	24,982
50,000	5.32%, 05/02/07	49,548
22,500	Five Finance Corp., 5.32%, 08/28/07	21,917
75,000	Gotham Funding Corp., 5.30%, 03/09/07	74,912
48,750	Govco LLC, 5.34%, 05/15/07 (e)	48,222
	Grampian Funding LLC,
60,000	5.30%, 06/11/07 (e)	59,122
30,000	5.32%, 05/21/07 (e)	29,650
70,000	5.34%, 05/18/07 (e)	69,211
90,000	5.37%, 03/20/07 (e)	89,752
	Kommunalkredit AG (Austria),
70,000	5.34%, 04/05/07	69,641
40,000	5.38%, 05/10/07	39,593
23,000	5.35%, 06/07/07	22,671
50,000	Lake Constance Funding LLC, 5.31%, 03/02/07	49,993
48,732	Leafs LLC, 5.32%, 02/20/08	48,732
	Lexington Parker Capital Corp.,
100,000	5.27%, 07/05/07	99,993
46,000	5.31%, 03/12/07 (e)	45,927
50,000	Macquarie Bank Ltd. (Australia), 5.32%, 04/24/07 (e)	49,606
25,000	Master Funding LLC, 5.41%, 03/30/07 (e) (i)	24,894
25,000	Mont Blanc Capital Corp., 5.29%, 03/27/07	24,905
	Morgan Stanley & Co., Inc.,
25,000	5.31%, 07/06/07	25,000
25,000	5.38%, 10/01/07	25,000
25,000	Natexis Banques Populaires U.S. Finance Co., 5.30%, 04/02/07	24,884
18,970	Newport Funding Corp., 5.29%, 03/28/07	18,895
30,559	Park Granada LLC, 5.32%, 03/06/07	30,537
9,450	PB Finance Delaware, Inc., 5.31%, 03/07/07	9,442
	Picaros Funding LLC,
80,000	5.29%, 09/04/07 (e)	77,860
149,500	5.35%, 08/07/07	146,060
20,000	Rhein-Main Securities Ltd., 5.31%, 06/01/07	19,735
21,302	Saint Germain Holding Ltd., 5.29%, 03/09/07	21,277
140,000	Scaldis Capital LLC, 5.30%, 03/26/07 (e)	139,489
50,000	Scotiabanc, Inc., 5.34%, 03/29/07	49,795
56,500	Sigma Finance, Inc., 5.42%, 08/01/07 (e)	55,249
25,000	Tulip Funding Corp., 5.34%, 06/28/07	24,568
60,000	UBS Finance Delaware LLC, 5.32%, 06/08/07	59,138
25,000	Westpac Trust Securities Ltd., 5.32%, 05/21/07	24,709
	Total Commercial Paper (Cost $3,089,457)	3,089,457
	Corporate Notes — 27.6%
30,000	Allstate Life Global Funding Trusts, FRN, 5.30%, 04/05/07	30,000
50,000	ANZ National (International) Ltd. (United Kingdom), FRN, 5.32%, 03/07/07 (e)(m)	50,000
50,000	Australia & New Zealand Banking Group Ltd. (Australia), FRN, 5.32%, 03/23/07 (e)	50,000
70,000	Bank of Ireland (Ireland), FRN, 5.30%, 03/19/07 (e)	70,000
254,000	Bayerische Landesbank, FRN, 5.37%, 03/26/07	254,000
100,000	Beta Finance, Inc., FRN, 5.32%, 04/23/07 (e)	99,996
30,000	BNP Paribas (France), FRN, 5.31%, 03/26/07 (e)	30,000
25,000	Caja de Ahorros y Monte de Piedad de Madrid (Spain), FRN, 5.36%, 04/19/07	25,000
	CC USA, Inc.,
15,000	5.41%, 09/04/07 (e)	14,999
50,000	FRN, 5.31%, 04/11/07 (e)	49,997
45,000	Credit Agricole S.A. (France), FRN, 5.33%, 04/23/07 (e)	45,000
150,000	Dexia Credit Local, FRN, 5.30%, 03/06/07	149,983

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued (n)
	Corporate Notes — Continued
	General Electric Capital Corp.,
150,000	FRN, 5.36%, 12/07/09	150,000
6,000	FRN, 5.45%, 03/09/07	6,000
32,300	Hartford Life Global Funding Trusts, FRN, 5.32%, 03/15/07	32,300
	HBOS Treasury Services plc (United Kingdom),
150,000	FRN, 5.43%, 05/21/07 (e)	150,000
175,000	Series 2, FRN, 5.39%, 04/02/07 (e)	175,000
50,000	HSBC USA, Inc., FRN, 5.32%, 03/15/07	50,000
150,000	Islandsbanki HF (Iceland), FRN, 5.39%, 03/22/07 (e)	150,000
	K2 (USA) LLC,
50,000	FRN, 5.32%, 04/10/07 (e)	49,997
50,000	FRN, 5.32%, 05/21/07 (e)	49,996
75,000	Kaupthing Bank (Iceland), FRN, 5.40%, 03/20/07 (e)	75,000
100,000	Kommunalkredit Austria AG (Austria), FRN, 5.34%, 03/22/07 (e)	100,000
	Liberty Lighthouse Co. LLC,
50,000	FRN, 5.28%, 03/01/07 (e)	50,000
75,000	FRN, 5.33%, 03/26/07 (e)	74,992
	Links Finance LLC,
50,000	FRN, 5.30%, 06/11/07 (e)	49,995
20,000	FRN, 5.32%, 05/01/07 (e)	20,000
25,000	FRN, 5.32%, 05/18/07 (e)	24,998
80,000	FRN, 5.32%, 11/14/07 (e)	79,994
40,000	Merrill Lynch & Co., Inc. , Series 1, FRN, 5.40%, 04/05/07	40,000
20,000	Natexis Banques Populaires, FRN, 5.31%, 03/05/07	19,997
80,000	Premium Asset Trust, Series 2003-5, FRN, 5.47%, 04/02/07 (e) (i)	80,000
150,000	Royal Bank of Scotland plc (United Kingdom), FRN, 5.31%, 03/21/07 (e)	150,000
36,000	Santander US Debt S.A. Unipersonal (Spain), FRN, 5.38%, 03/21/07 (e)	36,006
125,000	Sigma Finance, Inc., FRN, 5.32%, 04/11/07 (e)	124,995
15,000	Societe Generale, FRN, 5.31%, 04/02/07 (e)	15,000
50,000	Structured Asset Repackaged Trust, FRN, 5.40%, 03/15/07 (e) (i)	50,000
	Tango Finance Corp.,
50,000	FRN, 5.32%, 05/15/07 (e)	49,997
50,000	FRN, 5.33%, 03/20/07 (e)	49,997
	Wells Fargo & Co.,
75,000	FRN, 5.31%, 04/05/07	75,000
75,000	FRN, 5.38%, 04/02/07	75,000
22,000	Westpac Banking Corp., FRN, 5.30%, 04/06/07 (e)	22,000
	Total Corporate Notes (Cost $2,945,239)	2,945,239
	Funding Agreements — 1.4%
	Insurance — 1.4%
100,000	Metropolitan Life Insurance Co., FRN, 5.41%, 03/15/07 (e) (f) (i)	100,000
50,000	New York Life Insurance Co., FRN, 5.42%, 02/22/08 (e) (f) (i)	50,000
	Total Funding Agreements (Cost $150,000)	150,000
	Master Notes — 1.9%
100,000	Citigroup Global, 5.38%, 08/27/07	100,000
100,000	Morgan Stanley & Co., Inc., 5.45%, 07/11/07 (i)	100,000
	Total Master Notes (Cost $200,000)	200,000
	Municipal Bonds — 0.3%
	Michigan — 0.3%
26,845	City of Battle Creek, Downtown Development, GO, VAR, AMBAC, 5.31%, 03/07/07 (Cost $26,845)	26,845
	Repurchase Agreements — 10.3%
498,998	Banc of America Securities LLC, 5.34%, dated 02/28/07, due 03/01/07, repurchase price $499,072, collateralized by Corporate Bonds and Notes with a value of $506,378	498,998
100,000	Bank of America Corp., 5.36%, dated 02/28/07, due 03/01/07 repurchase price $100,015, collateralized by Corporate Bonds and Notes with a value of $103,000	100,000
50,000	Deutsche Bank AG, 5.36%, dated 02/28/07, due 03/01/07, repurchase price $50,007, collateralized by Corporate Bonds and Notes with a value of $51,500	50,000
250,000	Goldman Sachs & Co., 5.36%, dated 02/28/07, due 03/01/07, repurchase price $250,037, collateralized by Corporate Bonds and Notes with a value of $257,500	250,000
100,000	Merrill Lynch & Co., Inc., 5.36%, dated 02/28/07, due 03/01/07, repurchase price $100,015, collateralized by Corporate Bonds and Notes with a value of $103,001	100,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued (n)
	Repurchase Agreements — Continued
100,000	Merrill Lynch & Co., Inc., 5.37%, dated 02/28/07, due 03/01/07, repurchase price $100,015, collateralized by Corporate Bonds and Notes with a value of $103,001	100,000
	Total Repurchase Agreements (Cost $1,098,998)	1,098,998
	Supranational — 0.5%
50,000	Corp. Andina de Fomento, FRN, 5.59%, 05/15/07 (Cost $50,000)	50,000
	Time Deposits — 5.6%
400,000	ING Bank N.V., 5.34%, 03/01/07	400,000
50,000	Lehman Brothers Bankhaus AG, 5.34%, 09/04/07 (i)	50,000
	Lehman Brothers, Inc.,
50,000	5.28%, 06/06/07 (i)	50,000
100,000	5.38%, 08/02/07 (i)	100,000
	Total Time Deposits (Cost $600,000)	600,000
	Total Investments — 102.0% (Cost $10,876,139)*	10,876,139
	Liabilities in Excess of Other Assets — (2.0)%	(212,955)
	NET ASSETS — 100.0%	$10,663,184

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 42.0%
	Federal Farm Credit Bank — 1.4%
150,000	FRN, 5.19%, 11/01/07	149,971
100,000	FRN, 5.26%, 05/09/07	99,993
		249,964
	Federal Home Loan Bank System — 7.6%
85,000	3.63%, 06/20/07	84,559
300,000	DN, 5.14%, 03/01/07 (n)	300,000
450,000	FRN, 5.21%, 06/08/07	449,952
550,000	FRN, 5.22%, 08/10/07	549,906
		1,384,417
	Federal Home Loan Mortgage Corp. — 23.8%
164,772	2.43%, 03/23/07	164,487
42,560	4.00%, 08/17/07	42,306
75,370	5.13%, 10/24/07	75,327
78,000	DN, 5.17%, 12/11/07 (n)	74,968
96,000	DN, 5.24%, 05/01/07 (n)	95,190
61,910	DN, 5.27%, 08/03/07 (n)	60,561
175,500	DN, 5.30%, 08/21/07 (n)	171,241
847,000	FRN, 5.17%, 09/27/07	846,773
685,000	FRN, 5.22%, 09/17/07	684,835
1,095,000	FRN, 5.23%, 06/22/07	1,094,881
600,000	FRN, 5.23%, 07/06/07	599,929
400,000	FRN, 5.24%, 06/19/07	399,965
		4,310,463
	Federal National Mortgage Association — 9.2%
60,000	4.75%, 08/03/07	59,859
29,465	4.75%, 08/10/07	29,391
258,000	DN, 5.26%, 05/01/07	255,732
205,610	DN, 5.27%, 04/02/07	204,659
231,333	DN, 5.24%, 11/30/07 (n)	222,514
266,000	DN, 5.25%, 09/28/07 (n)	258,064
55,000	DN, 5.29%, 12/28/07 (n)	52,677
142,001	DN, 5.32%, 05/31/07 (n)	140,167
43,896	DN, 5.32%, 06/29/07 (n)	43,151
412,000	FRN, 5.20%, 12/28/07	411,807
		1,678,021
	Total U.S. Government Agency Securities (Cost $7,622,865)	7,622,865
	Repurchase Agreements — 57.9%
500,000	Banc of America Securities LLC, 5.34%, dated 02/28/07, due 03/01/07, repurchase price $500,074, collateralized by U.S. Government Agency Securities with a value of $510,000	500,000
1,230,305	Banc of America Securities LLC, 5.34%, dated 02/28/07, due 03/01/07, repurchase price $1,230,487, collateralized by U.S. Government Agency Securities with a value of $1,254,918	1,230,305
215,343	Banc of America Securities LLC, 5.34%, dated 02/28/07, due 03/01/07, repurchase price $215,375, collateralized by U.S. Government Agency Securities with a value of $219,650	215,343
1,669,000	Barclays Capital, Inc., 5.34%, dated 02/28/07, due 03/01/07, repurchase price $1,669,248, collateralized by U.S. Government Agency Securities with a value of $1,702,380 (m)	1,669,000
400,000	Barclays Capital, Inc., 5.28%, dated 02/28/07, due 04/26/07, repurchase price $403,344, collateralized by U.S. Government Agency Securities with a value of $408,000 (i)	400,000
200,000	Barclays Capital, Inc., 5.28%, dated 02/28/07, due 04/26/07, repurchase price $201,672, collateralized by U.S. Government Agency Securities with a value of $204,000 (i)	200,000
1,000,000	Citigroup, Inc., 5.34%, dated 02/28/07, due 03/01/07, repurchase price $1,000,148, collateralized by U.S. Government Agency Securities with a value of $1,020,000	1,000,000
200,000	Credit Suisse First Boston USA, Inc., 5.15%, dated 02/28/07, due 03/01/07, repurchase price $200,029, collateralized by U.S. Government Agency Securities with a value of $204,002	200,000
2,000,000	Deutsche Bank AG, 5.34%, dated 02/28/07, due 03/01/07, repurchase price $2,000,297, collateralized by U.S. Government Agency Securities with a value of $2,040,000	2,000,000
1,500,000	HSBC Securities (USA), Inc., 5.34%, dated 02/28/07, due 03/01/07, repurchase price $1,500,223, collateralized by U.S. Government Agency Securities with a value of $1,553,055	1,500,000
1,000,000	Merrill Lynch & Co., Inc., 5.34%, dated 02/28/07, due 03/01/07, repurchase price $1,000,148, collateralized by U.S. Government Agency Securities with a value of $1,020,002	1,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Repurchase Agreements — Continued
600,000	UBS Warburg LLC, 5.28%, dated 02/28/07, due 04/26/07, repurchase price $605,016, collateralized by U.S. Government Agency Securities with a value of $612,001 (i)	600,000
	Total Repurchase Agreements (Cost $10,514,648)	10,514,648
	Total Investments — 99.9% (Cost $18,137,513)*	18,137,513
	Other Assets in Excess of Liabilities — 0.1%	16,987
	NET ASSETS — 100.0%	$18,154,500

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Securities — 0.0% (g)
	U.S. Treasury Bills — 0.0% (g) (n)
337	4.97%, 06/07/07 (Cost $333)	333
	Repurchase Agreements — 100.3%
1,500,000	Banc of America Securities LLC, 5.27%, dated 02/28/07, due 03/01/07, repurchase price of $1,500,220, collateralized by U.S. Treasury Securities with a value of $1,530,000	1,500,000
1,000,000	Barclays Capital, Inc., 5.28%, dated 02/28/07, due 03/01/07, repurchase price of $1,000,147, collateralized by U.S. Treasury Securities with a value of $1,020,000 (m)	1,000,000
550,000	Credit Suisse First Boston LLC, 5.27%, dated 2/28/07, due 03/01/07, repurchase price $550,081, collateralized by U.S. Treasury Securities with a value of $561,006	550,000
1,500,000	Deutsche Bank Securities, Inc., 5.27%, dated 02/28/07, due 03/01/07, repurchase price $1,500,220, collateralized by U.S. Treasury Securities with a value of $1,530,000	1,500,000
23,237	Goldman Sachs & Co., 3.75%, dated 02/28/07, due 03/01/07, repurchase price $23,239, collateralized by U.S. Treasury Securities with a value of $23,703	23,237
1,000,000	HSBC Securities (USA), Inc., 5.28%, dated 02/28/07, due 03/01/07, repurchase price $1,000,147, collateralized by U.S. Treasury Securities with a value of $1,020,001	1,000,000
1,000,000	Merrill Lynch & Co., Inc., 5.27%, dated 02/28/07, due 03/01/07, repurchase price $1,000,146, collateralized by U.S. Treasury Securities with a value of $1,030,000	1,000,000
295,000	Morgan Stanley & Co., Inc., 5.27%, dated 02/28/07, due 03/01/07, repurchase price $295,043, collateralized by U.S. Treasury Securities with a value of $303,829	295,000
1,155,000	UBS Warburg LLC, 5.27%, dated 02/28/07, due 03/01/07, repurchase price $1,155,169, collateralized by U.S. Treasury Securities with a value of $1,178,103	1,155,000
	Total Repurchase Agreements (Cost $8,023,237)	8,023,237
	Total Investments — 100.3% (Cost $8,023,570)*	8,023,570
	Liabilities in Excess of Other Assets — (0.3)%	(22,631)
	NET ASSETS — 100.0%	$8,000,939

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   23

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 99.9%
	Federal Farm Credit Bank — 24.4%
39,467	5.30%, 08/16/07	39,468
37,600	DN, 5.19%, 03/05/07 (m) (n)	37,578
6,900	DN, 5.20%, 04/17/07 (n)	6,854
26,783	DN, 5.20%, 07/16/07 (n)	26,265
44,000	DN, 5.20%, 07/23/07 (n)	43,106
50,000	DN, 5.20%, 08/08/07 (n)	48,873
49,449	DN, 5.22%, 07/13/07 (n)	48,511
100,000	FRN, 5.17%, 05/01/07	99,996
60,000	FRN, 5.18%, 10/01/08	59,982
75,000	FRN, 5.18%, 01/23/09	74,969
85,000	FRN, 5.19%, 06/02/08	84,979
62,500	FRN, 5.21%, 10/20/08	62,485
250,000	FRN, 5.22%, 02/11/08	249,931
100,000	FRN, 5.23%, 05/23/07	99,996
100,000	FRN, 5.23%, 03/18/08	99,982
90,000	FRN, 5.23%, 03/26/08	89,984
50,000	FRN, 5.23%, 06/16/08	49,988
99,650	FRN, 5.24%, 06/01/07	99,645
12,000	FRN, 5.24%, 09/24/07	12,003
100,000	FRN, 5.24%, 08/18/08	99,970
10,000	FRN, 5.25%, 05/15/07	10,001
30,000	FRN, 5.25%, 09/27/07	30,005
100,000	FRN, 5.25%, 10/05/07	99,994
11,000	FRN, 5.25%, 02/12/09	11,010
50,000	FRN, 5.26%, 05/09/07	49,996
		1,635,571
	Federal Home Loan Bank — 71.9%
23,500	2.75%, 07/27/07	23,262
102,235	3.50%, 05/15/07	101,839
21,430	3.63%, 06/20/07	21,321
20,150	3.88%, 06/08/07	20,071
115,675	4.25%, 04/16/07	115,504
50,000	5.13%, 05/15/07	49,978
22,470	5.25%, 06/08/07	22,459
70,000	5.29%, 06/25/07	70,000
200,000	DN, 5.16%, 03/02/07 (n)	199,971
350,000	DN, 5.16%, 03/07/07 (n)	349,700
450,000	DN, 5.18%, 03/14/07 (n)	449,164
100,000	DN, 5.18%, 03/28/07 (n)	99,615
100,000	DN, 5.18%, 03/30/07 (n)	99,586
53,037	DN, 5.19%, 04/11/07 (n)	52,732
18,050	DN, 5.19%, 04/18/07 (n)	17,926
150,000	DN, 5.19%, 05/09/07 (n)	148,527
150,000	DN, 5.20%, 03/09/07 (n)	149,827
300,000	DN, 5.20%, 03/16/07 (n)	299,356
150,000	DN, 5.20%, 04/13/07 (n)	149,081
150,000	DN, 5.20%, 04/20/07 (n)	148,927
171,879	DN, 5.20%, 04/25/07 (n)	170,531
150,000	DN, 5.20%, 05/02/07 (n)	148,673
199,000	DN, 5.20%, 05/11/07 (n)	196,987
150,000	DN, 5.21%, 04/27/07 (n)	148,779
183,900	DN, 5.21%, 05/18/07 (n)	181,852
21,200	DN, 5.22%, 03/20/07 (n)	21,142
300,000	DN, 5.22%, 03/21/07 (n)	299,134
150,000	DN, 5.22%, 03/23/07 (n)	149,523
109,705	DN, 5.22%, 07/11/07 (n)	107,660
130,000	DN, 5.22%, 07/13/07 (n)	127,539
393,005	DN, 5.24%, 03/01/07 (n)	393,005
91,500	FRN, 5.20%, 01/10/08	91,466
25,000	FRN, 5.21%, 06/08/07	24,997
75,000	FRN, 5.22%, 04/04/07	74,997
20,000	FRN, 5.22%, 08/10/07	19,997
75,000	FRN, 5.24%, 05/02/07	74,999
		4,820,127
	Tennessee Valley Authority — 3.6%
25,430	DN, 5.13%, 03/08/07 (n)	25,405
35,426	DN, 5.19%, 03/15/07 (n)	35,355
183,000	DN, 5.19%, 04/19/07 (n)	181,719
		242,479
	Total Investments — 99.9% (Cost $6,698,177)*	6,698,177
	Other Assets in Excess of Liabilities — 0.1%	7,898
	NET ASSETS — 100.0%	$6,706,075

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Securities — 108.2%
	U.S. Treasury Bills — 108.2% (n)
896,594	3.85%, 03/29/07 (c)	893,141
967,985	4.91%, 03/01/07 (c) (m)	967,985
998,734	4.94%, 03/08/07	997,784
1,151,661	4.98%, 03/22/07 (c)	1,148,349
612,784	5.00%, 04/05/07 (c)	609,840
101,000	5.01%, 07/26/07	98,975
187,059	5.05%, 04/19/07	185,788
400,000	5.05%, 07/05/07	393,070
225,670	5.06%, 04/12/07	224,350
575,000	5.06%, 05/03/07	569,968
400,000	5.06%, 05/31/07	394,953
295,322	5.07%, 04/26/07	293,017
575,000	5.08%, 05/10/07	569,389
500,000	5.09%, 05/17/07	494,621
600,000	5.10%, 05/24/07	592,946
973,988	5.14%, 03/15/07 (c)	972,048
	Total Investments — 108.2% (Cost $9,406,224)	9,406,224
	Liabilities in Excess of Other Assets — (8.2)%	(711,250)
	NET ASSETS — 100.0%	$8,694,974

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   25

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — 0.6%
	Federal Home Loan Mortgage Corp., Multi-Family VRD Certificates,
32,068	Series M002, Class A, FRN, 3.75%, 01/15/47	32,068
54,555	Series M010, Class A, FRN, 3.66%, 11/15/36	54,555
	Total Commercial Mortgage-Backed Securities (Cost $86,623)	86,623
Municipal Commercial Paper — 5.1% (n)
	District of Columbia — 0.3%
16,000	District of Columbia, 3.65%, 07/10/07	16,000
31,100	Metropolitan Washington Airports Authority, 3.56%, 07/11/07	31,100
		47,100
	Florida — 0.2%
17,000	Jacksonville Health Facilities Authority, 3.60%, 04/09/07	17,000
13,690	Miami Dade County, 3.60%, 06/01/07	13,690
		30,690
	Georgia — 0.2%
	Metropolitan Atlanta Rapid Transit Authority,
17,500	3.53%, 03/07/07	17,500
17,500	3.60%, 06/15/07	17,500
		35,000
	Illinois — 0.2%
34,265	Illinois Educational Facilities Authority, 3.62%, 05/17/07	34,265
	Massachusetts — 0.2%
	Massachusetts State Building Authority,
10,000	3.57%, 06/12/07	10,000
30,000	3.57%, 06/13/07	30,000
		40,000
	Minnesota — 0.1%
10,000	Rochester, Minnesota Health Care Facilities, 3.00%, 03/13/07	10,000
	Mississippi — 0.1%
15,000	Mississippi Department of Transportation, 3.80%, 03/19/07	15,000
	New York — 0.2%
30,000	Metropolitan Transportation Authority, 3.65%, 06/14/07	30,000
	North Carolina — 0.5%
	City of Charlotte,
16,236	3.55%, 09/07/07	16,236
6,351	3.60%, 07/13/07	6,351
	University of North Carolina,
36,614	3.53%, 03/08/07	36,614
20,000	3.60%, 05/03/07	20,000
		79,201
	Texas — 1.2%
30,000	Dallas Rapid, 3.63%, 03/08/07	30,000
78,387	Dallas Water & Sewer, 3.62%, 05/08/07	78,387
41,609	Harris County, 3.60%, 03/09/07	41,609
45,000	Texas Municipal Power Agency, 3.60%, 03/02/07	45,000
		194,996
	Utah — 0.6%
	Intermountain Power Agency,
5,000	3.50%, 03/05/07	5,000
81,000	3.60%, 04/05/07	81,000
3,200	3.62%, 04/05/07	3,200
		89,200
	Vermont — 0.0% (g)
	University of Vermont,
3,240	3.65%, 06/07/07	3,240
2,000	3.70%, 06/07/07	2,000
		5,240
	Washington — 0.9%
50,000	King County, 3.65%, 05/16/07	50,000
	Metropolitan Washington Airports Authority,
46,000	3.60%, 03/06/07	46,000
46,000	3.68%, 08/08/07	46,000
		142,000
	Wisconsin — 0.4%
57,615	State of Wisconsin, 3.65%, 04/04/07	57,615
	Total Municipal Commercial Paper (Cost $810,307)	810,307
Municipal Bonds — 94.1%
	Alabama — 1.1%
20,900	ABN AMRO Munitops Certificate Trust, Series 2002-21, Rev., VAR, MBIA, 3.69%, 03/01/07	20,900
5,000	Birmingham Airport Authority, Municipal Securities Trust Receipts, Series SGA-47, Rev., VAR, MBIA, 3.59%, 03/01/07 (e)	5,000
2,800	Birmingham Public Educational Building Authority, University of Alabama-Birmingham Project, Series A, Rev., VAR, LOC: Wachovia Bank N.A., 3.66%, 03/01/07	2,800

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Alabama — Continued
13,500	Columbia IDB, PCR, Alabama Power Co. Project, Series C, Rev., VAR, 3.68%, 03/01/07	13,500
15,000	DCH Health Care Authority, Alabama Healthcare Facilities, Rev., VAR, LOC: Regions Bank, 3.67%, 03/01/07	15,000
27,375	Health Care Authority for Baptist, Series A-2, Rev., VAR, MBIA, 3.51%, 03/07/07	27,375
7,950	Jefferson County, Sewer, Sub Series B-5, Rev., VAR, XLCA, 3.67%, 03/01/07	7,950
5,735	Jefferson County, Sewer, EAGLE, Series 2002-6016, Class A, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.71%, 03/01/07	5,735
3,780	Mobile County IDA, Exxon-Mobil Project, Rev., VAR, 3.55%, 03/01/07	3,780
	Montgomery BMC Special Care Facilities Financing Authority, Hospital, VHA Alabama, Inc.,
5,800	Series C, Rev., VAR, AMBAC, 3.53%, 03/07/07	5,800
5,000	Series D, Rev., VAR, AMBAC, 3.53%, 03/07/07	5,000
4,300	Series E, Rev., VAR, AMBAC, 3.53%, 03/07/07	4,300
9,000	Series F, Rev., VAR, AMBAC, 3.53%, 03/07/07	9,000
16,800	Montgomery IDB, General Electric Co. Project, Rev., VAR, 3.63%, 03/01/07	16,800
26,065	Morgan County-Decatur Health Care Authority, Series PT-947, Rev., VAR, 3.60%, 03/01/07	26,065
4,000	Selma IDB, Specialty Minerals Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.72%, 03/01/07	4,000
4,940	Tuscaloosa County Board of Education, Special Tax, TAW, VAR, LOC: Regions Bank, 3.67%, 03/01/07	4,940
		177,945
	Alaska — 0.3%
	Alaska Housing Finance Corp., Floating Rate Trust Receipts,
8,625	Series K-14, Regulation D, Rev., VAR, MBIA, LIQ: Lehman Liquidity Co., 3.60%, 03/07/07	8,625
1,600	Series L-25, Regulation D, Rev., VAR, MBIA, 3.57%, 03/07/07	1,600
13,005	Alaska Housing Finance Corp., Merlots, Series D, Rev., VAR, LIQ: Wachovia Bank N.A., 3.56%, 03/07/07	13,005
10,000	Alaska Housing Finance Corp., State Capital Project, Series C, Rev., VAR, MBIA, 3.64%, 03/01/07	10,000
14,400	City of North Slope Boro, Series A, GO, VAR, MBIA, 3.66%, 03/01/07	14,400
	City of Valdez, Marine Term Refunding Balance Exxon Pipeline Co. Project,
600	Series A, Rev., VAR, 3.55%, 03/01/07	600
600	Series C, Rev., VAR, 3.55%, 03/01/07	600
		48,830
	Arizona — 1.4%
	Apache County IDA, Tucson Electric Power Co.,
4,200	Series 83-A, Rev., VAR, LOC: ABN AMRO Bank N.V., 3.52%, 03/07/07	4,200
51,500	Series 83-B, Rev., VAR, LOC: Bank of New York, 3.55%, 03/07/07	51,500
7,700	Apache County IDA, IDR, Tucson Electric Power Co., Springerville, Series 1999-6, Rev., VAR, LOC: Credit Suisse First Boston, 3.52%, 03/07/07	7,700
15,970	Arizona Health Facilities Authority, Banner Health, Series C, Rev., VAR, FGIC, 3.50%, 03/07/07	15,970
	Arizona State University,
10,000	Series A, Rev., VAR, AMBAC, 3.49%, 03/07/07	10,000
5,000	Series B, Rev., VAR, AMBAC, 3.50%, 03/07/07	5,000
21,430	Downtown Phoenix Hotel Corp., Floating Rate Trust Receipts, Series P3U, Regulation D, Rev., VAR, FGIC, LIQ: Lehman Liquidity Co., 3.57%, 03/07/07	21,430
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.68%, 03/01/07	7,160
3,840	Maricopa County Public Finance Corp., Floating Rate Certificates, Series 511, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.69%, 03/01/07	3,840
19,240	Phoenix Civic Improvement Corp., Wastewater System, Senior Lien, Series A, Rev., VAR, MBIA, 3.55%, 03/07/07	19,240
2,000	Phoenix IDA, Del Mar Terrace, Series A, Rev., VAR, 3.52%, 03/07/07	2,000
5,330	Phoenix IDA, Multi-Family Housing, CenterTree Apartments Project, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.72%, 03/01/07	5,330
	Pima County IDA, IDB, Tucson Electric Irvington,
21,600	Rev., VAR, LOC: Bank of New York, 3.55%, 03/07/07	21,600
21,600	Rev., VAR, LOC: Credit Suisse First Boston, 3.55%, 03/07/07	21,600

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Arizona — Continued
6,850	Salt River Project Agricultural Improvement & Power District, Electric Systems, Series 1430, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.69%, 03/01/07	6,850
	Scottsdale IDA, Scottsdale Healthcare,
10,475	Series C, Rev., VAR, FSA, LIQ: Citibank N.A., 3.51%, 03/07/07	10,475
14,525	Series E, Rev., VAR, FSA, LIQ: Citibank N.A., 3.51%, 03/07/07	14,525
		228,420
	Arkansas — 0.1%
3,830	City of Lowell, IDR, Arkansas Democrat-Gazette Project, Rev., VAR, LOC: Bank of New York, 3.60%, 03/07/07	3,830
5,500	Columbia County, Solid Waste Disposal, Albemarle Corp. Project, Rev., VAR, LOC: Bank of America N.A., 3.74%, 03/01/07	5,500
		9,330
	California — 2.0%
2,450	ABAG Finance Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VAR, LOC: Bank of America N.A., 3.63%, 03/01/07 (m)	2,450
2,000	Alvord Unified School District, Food Services Bridge Funding Program, COP, VAR, FSA, 3.60%, 03/01/07	2,000
18,600	Bay Area Toll Authority, San Francisco Bay Area, Series C, Rev., VAR, AMBAC, 3.56%, 03/01/07	18,600
2,300	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VAR, LOC: Mellon Bank N.A., 3.51%, 03/07/07	2,300
	California Housing Finance Agency, Home Mortgage,
3,400	Series F, Rev., VAR, AMBAC, 3.62%, 03/01/07	3,400
440	Series F, Rev., VAR, AMT, 3.62%, 03/01/07	440
10,900	Series F, Rev., VAR, FSA, 3.53%, 03/07/07	10,900
2,900	Series N, Rev., VAR, AMT, FSA, 3.62%, 03/01/07	2,900
1,125	California Housing Finance Agency, Multi-Family Housing, Series III-G, Rev., VAR, 3.56%, 03/07/07	1,125
5,850	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VAR, LOC: Union Bank of California N.A., 3.81%, 03/01/07	5,850
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.51%, 03/07/07	1,610
1,360	California Infrastructure & Economic Development Bank, IDR, Standard Abrasive Manufacturing Project, Series A, Rev., VAR, LOC: Mellon First Business Bank, 3.51%, 03/07/07	1,360
	California State Department of Water Resources, Power Supply,
500	Series C-13, Rev., VAR, FSA, 3.55%, 03/01/07	500
12,000	Sub Series G-7, Rev., VAR, FSA, 3.60%, 03/01/07	12,000
21,000	California State University, EAGLE, Series 7200-50014, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.66%, 03/01/07	21,000
14,600	California Statewide Communities Development Authority, Series ROCS-RR-II-R-774CE, Rev., VAR, LIQ: Citigroup Financial Products, 3.74%, 03/01/07	14,600
4,400	California Statewide Communities Development Authority, Multi-Family Housing, Arbor Ridge Apartments, Series X, Rev., VAR, FNMA, LIQ: FNMA, 3.70%, 03/01/07	4,400
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VAR, FNMA, LIQ: FNMA, 3.66%, 03/01/07	3,420
40	Chabot-Las Positas Community College District, Series 87-Z, GO, VAR, AMBAC, LIQ: Goldman Sachs Special Situation, 3.70%, 03/01/07	40
1	City of Glendale, Hospital, Series 590, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.69%, 03/05/07	1
8,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.56%, 03/01/07	8,800
2,200	Colton Redevelopment Agency, Multi-Family Housing, Series 1985-A, Rev., VAR, LOC: Coast Federal Bank, 3.55%, 03/05/07	2,200
2,300	East Bay Municipal Utility District, Water System, Sub Series B-2, Rev., VAR, XLCA, 3.42%, 03/07/07	2,300
11,730	Eclipse Funding Trust, Solar Eclipse, Corona, Series 2006-0099, Tax Allocation, VAR, AMBAC, LIQ: U.S. Bank N.A., 3.64%, 03/01/07	11,730

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
9,125	Eclipse Funding Trust, Solar Eclipse, Sacramento, Series 2006-0079, COP, VAR, AMBAC, LIQ: U.S. Bank N.A., 3.65%, 03/01/07	9,125
3,950	Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.65%, 03/01/07	3,950
4,100	Grant Joint Union High School District, Bridge Funding Program, COP, VAR, FSA, 3.60%, 03/01/07	4,100
31,787	GS Pool Trust, Series 24-TP, Rev., VAR, LIQ: Goldman Sachs Special Situation, 3.75%, 03/01/07	31,787
6,360	Huntington Beach Union High School District, School Facilities Bridge Funding Program, COP, VAR, FSA, 3.60%, 03/01/07	6,360
	Lehman Municipal Trust Receipts,
35,700	Series 06-F11, Regulation D, GO, VAR, LIQ: Lehman Liquidity Co., 3.56%, 03/07/07	35,700
31,950	Series 06-F13, Regulation D, GO, VAR, LIQ: Lehman Brothers Special Financing, 3.56%, 03/07/07	31,950
200	Los Angeles Community Redevelopment Agency, Wilshire Station Apartments, Series A, Rev., VAR, LOC: Fleet National Bank, 3.67%, 03/01/07	200
10,000	Los Angeles Department of Water & Power, EAGLE, Series 2006-0036, Class A, Rev., VAR, AMBAC, LIQ: Bayerische LandesBank, 3.66%, 03/01/07	10,000
100	Metropolitan Water District of Southern California, Series C-2, Rev., VAR, 3.50%, 03/01/07	100
	Municipal Securities Trust Certificates,
11,035	Series 281, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.61%, 03/01/07	11,035
3,050	Series 1999-73, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.55%, 03/01/07 (e)	3,050
1,600	Port of Oakland, Trust Receipts, Series 5, Class F, Rev., VAR, FGIC, 3.67%, 03/01/07	1,600
1,500	Riverside Country Asset Leasing Corp., Southwest Justice Center, Series B, Rev., VAR, MBIA, 3.42%, 03/07/07	1,500
1,200	Riverside Unified School District, School Facility Bridge Program, COP, VAR, FSA, 3.60%, 03/01/07	1,200
1,800	San Jose, Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VAR, FNMA, LIQ: FNMA, 3.61%, 03/01/07	1,800
3,560	Southern California Home Financing Authority, Single Family Housing, Series A, Rev., VAR, AMT, 3.53%, 03/04/07	3,560
1,100	Southern California Public Power Authority, Southern Transmission Project, Rev., VAR, AMBAC, LOC: Lloyds TSB Bank plc, 3.42%, 03/07/07	1,100
	State of California,
9,995	Series 391, GO, VAR, AMBAC-TCRS, LIQ: Morgan Stanley Dean Witter, 3.64%, 03/01/07	9,995
2,225	Series PA-594, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.65%, 03/01/07	2,225
16,000	Series A, Sub Series A-2, GO, VAR, LOC: Calyon Bank, 3.42%, 03/07/07	16,000
		320,263
	Colorado — 2.8%
7,100	Arapahoe County, Multi-Family Housing, Highline Oaks Apartments, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	7,100
11,310	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VAR, LIQ: FHLMC, 3.66%, 03/01/07	11,310
2,470	City of Arvada, Rev., VAR, FSA, 3.65%, 03/01/07	2,470
3,150	City of Colorado Springs, The Colorado College, Rev., VAR, 3.64%, 03/01/07	3,150
	City of Colorado Springs, Utilities,
690	Series PT-367, Rev., VAR, 3.73%, 03/01/07	690
1,000	Sub Lien, Series A, Rev., VAR, 3.65%, 03/01/07	1,000
6,910	City of Thornton, Series ROCS-RR-II-R-1052, COP, VAR, AMBAC, LIQ: Citigroup Global Markets, 3.70%, 03/01/07	6,910
19,400	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VAR, LOC: U.S. Bank N.A., 3.66%, 03/01/07	19,400
	Colorado Housing & Finance Authority,
19,590	Series A-2, Class 1, Rev., VAR, 3.53%, 03/07/07	19,590
30,000	Series A-3, Class 1, Rev., VAR, AMT, 3.58%, 03/07/07	30,000
4,880	Series AA-3, Class I, Rev., VAR, 3.53%, 03/07/07	4,880
25,000	Series B-5, Class 1, RAN, AMT, 3.85%, 06/01/07	25,000
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Series I, Rev., VAR, FNMA COLL, 3.53%, 03/07/07	1,600

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Colorado — Continued
2,420	Colorado Housing & Finance Authority, Multi-Family Project, Series A-4, Class I, Rev., VAR, 3.53%, 03/07/07	2,420
	Colorado Housing & Finance Authority, Single Family Mortgage,
17,200	Series B-2, Class I, Rev., VAR, AMT, 3.58%, 03/07/07	17,200
7,200	Series C-2, Class I, Rev., VAR, AMT, 3.58%, 03/07/07	7,200
60,000	Colorado State Education Loan Program, Series B, TAN, 3.75%, 08/03/07	60,042
	Colorado Student Obligation Bond Authority, Student Loans, Senior Lien,
1,000	Series A-2, Rev., VAR, AMBAC, 3.55%, 03/07/07	1,000
2,500	Series A-3, Rev., VAR, AMBAC, 3.55%, 03/07/07	2,500
	Denver City & County, Airport,
51,000	Series A, Rev., VAR, AMT, CIFG, 3.58%, 03/07/07	51,000
5,000	Series N-12, Regulation D, Rev., VAR, FGIC, 3.62%, 03/07/07	5,000
4,985	Series ROC-II-R-98, Rev., VAR, FSA, LIQ: Citibank N.A., 3.72%, 03/01/07	4,985
14,945	Denver City & County, Colorado Convention Center Project, Series B, Rev., VAR, FSA, 3.65%, 03/01/07	14,945
	Denver City & County, Wellington E Webb,
5,000	Series PA-C3, COP, VAR, AMBAC, 3.51%, 03/07/07	5,000
57,845	Series PA-C2, COP, VAR, AMBAC, 3.52%, 03/07/07	57,845
12,500	Denver Urban Renewal Authority, Tax Allocation, Series MT-290, VAR, 3.74%, 03/05/07	12,500
10,000	Douglas County, Multi-Family Housing, Autumn Chase Project, Rev., VAR, FHLMC, LIQ: FHLMC, 3.66%, 03/01/07	10,000
6,060	Jefferson County School District R-001, Series ROCS-II-R-6516, GO, VAR, FSA, LIQ: Citibank Financial Products, 3.70%, 03/01/07	6,060
8,665	Park Creek Metropolitan District, TOCS, Series S, Rev., VAR, LIQ: Goldman Sachs Special Situations, 3.69%, 03/01/07	8,665
9,000	RBC Municipal Products, Inc. Trust, Series I-6, Rev., VAR, XLCA, LIQ: Royal Bank of Canada, 3.69%, 03/01/07	9,000
40,000	State of Colorado, RAN, 4.50%, 06/27/07	40,090
		448,552
	Connecticut — 0.3%
29,630	Connecticut State Health & Educational Facilities Authority, Series 891, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.67%, 03/01/07	29,630
1,100	Connecticut State Health & Educational Facilities Authority, Community Renewal Team, Series A, Rev., VAR, LOC: Fleet National Bank, 3.65%, 03/01/07	1,100
	Connecticut State Housing Finance Authority, Housing Mortgage Finance Program,
10,100	Series B-3, Rev., VAR, AMT, AMBAC, 3.68%, 03/01/07	10,100
2,400	Sub Series D-3, Rev., VAR, AMBAC, 3.63%, 03/01/07	2,400
3,700	Sub Series E-4, Rev., VAR, AMT, AMBAC, 3.67%, 03/01/07	3,700
		46,930
	Delaware — 0.7%
7,000	Delaware River & Bay Authority, Series B, Rev., VAR, AMBAC, 3.59%, 03/01/07	7,000
	GS Pool Trust,
58,671	Series 19-TP, Rev., VAR, LIQ: Goldman Sachs Special Situations, 3.78%, 03/01/07	58,671
10,511	Series 35-TP, Rev., VAR, LIQ: Goldman Sachs Special Situations, 3.78%, 03/01/07	10,511
4,732	Series 56-TP, Rev., VAR, LIQ: Goldman Sachs Special Situations, 3.75%, 03/01/07	4,732
24,215	Series 77, Rev., VAR, LIQ: Goldman Sachs Special Situations, 3.75%, 03/01/07	24,215
	University of Delaware,
1,200	Rev., VAR, 3.64%, 03/01/07	1,200
100	Series B, Rev., VAR, 3.64%, 03/01/07	100
		106,429
	District of Columbia — 2.4%
29,625	Bank of New York Municipal Certificates Trust, Series 5, Rev., VAR, 3.77%, 03/01/07	29,625
	District of Columbia,
600	Series D-1, GO, VAR, FSA, 3.51%, 03/07/07	600
60,000	TRAN, GO, 4.25%, 09/28/07	60,235
2,300	District of Columbia, American Psychological Association, Rev., VAR, LOC: Bank of America N.A., 3.69%, 03/01/07	2,300
	District of Columbia, American University Issue,
29,605	Rev., VAR, AMBAC, 3.50%, 03/07/07	29,605
12,000	Series A, Rev., VAR, AMBAC, 3.50%, 03/07/07	12,000

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	District of Columbia — Continued
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Rev., VAR, LOC: Bank of New York, 3.72%, 03/01/07	7,500
23,685	District of Columbia, George Washington University, Series C, Rev., VAR, MBIA, 3.53%, 03/07/07	23,685
50,000	District of Columbia Housing Finance Agency, Series F, Rev., AMT, 3.60%, 11/01/07	50,000
3,105	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VAR, LOC: Bank of America N.A., 3.82%, 03/01/07	3,105
11,000	District of Columbia, Merlots, Series B-33, GO, VAR, AMBAC, 3.56%, 03/07/07	11,000
	District of Columbia, Multimodal,
26,810	Series A, GO, VAR, FSA, 3.53%, 03/07/07	26,810
52,945	Series B, GO, VAR, FSA, 3.53%, 03/07/07	52,945
16,570	Series D, GO, VAR, MBIA, 3.53%, 03/07/07	16,570
13,650	District of Columbia, Multimodal, American University, Rev., VAR, 3.50%, 03/07/07	13,650
1,980	District of Columbia, National Children’s Center, Inc., Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	1,980
2,200	District of Columbia, Pooled Loan Program, Series A, Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	2,200
6,155	Eagle Tax Exempt Trust, Weekly Option Mode, Water & Sewer, Series 98-5202, Rev., VAR, FSA, LIQ: Citibank N.A., 3.71%, 03/01/07	6,155
31,615	Eclipse Funding Trust, Solar Eclipse, Washington, D.C., Series 2007-0021, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	31,615
		381,580
	Florida — 4.2%
9,345	ABN AMRO Munitops Certificate Trust, Series 2003-6, Rev., VAR, MBIA, 3.69%, 03/01/07	9,345
10,315	Brevard County Health Facilities Authority, Wuesthoff Memorial Hospital Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.67%, 03/01/07	10,315
19,000	City of Gainesville, Utilities System, Series C, Rev., VAR, 3.63%, 03/01/07	19,000
	City of Gulf Breeze, Local Government Loan Program,
2,815	Series B, Rev., VAR, FGIC, 3.67%, 03/01/07	2,815
26,715	Series C, Rev., VAR, FGIC, 3.67%, 03/01/07	26,715
10,000	City of Jacksonville, Capital Project, Series 2002-1, Rev., VAR, FGIC, 3.52%, 03/07/07	10,000
7,000	City of Tampa, Occupational License Tax, Series B, Rev., VAR, FGIC, 3.51%, 03/07/07	7,000
18,155	City of Tampa, Tampa Preparatory School Project, Rev., VAR, LOC: SunTrust Bank, 3.53%, 03/07/07	18,155
8,915	City of West Palm Beach, Utilities System, Rev., VAR, FGIC, 3.53%, 03/07/07	8,915
56,000	Clipper Tax-Exempt Certificate Trust, Multi-State, Series 2005-6 Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.72%, 03/01/07	56,000
6,695	Collier County, Health Facilities Authority, The Moorings, Inc. Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.53%, 03/07/07	6,695
6,345	Duval County, School Board Certificates, Series PT-2624, COP, VAR, FGIC, 3.72%, 03/05/07	6,345
	Eclipse Funding Trust, Solar Eclipse,
8,525	Series 2006-0043, Rev., VAR, MBIA, LIQ: U.S. Bank N.A., 3.69%, 03/01/07 (e)	8,525
11,895	Series 2006-0130, Tax Allocation, VAR, XLCA, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	11,895
19,770	Series 2006-0134, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	19,770
8,755	Series 2006-0135, GO, VAR, MBIA, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	8,755
19,205	Series 2006-0144, Rev., VAR, FSA, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	19,205
83,750	Florida Gas Utility, Gas Supply Project No. 2-A-4, Rev., VAR, 3.63%, 03/01/07	83,750
6,350	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners, Series FF, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	6,350
7,000	Florida State Board of Education, Capital Outlay, Series PT-1223, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.72%, 03/01/07	7,000
32,680	Florida State Board of Education, Public Education, Municipal Securities Trust Receipts, Series SGA-102, GO, VAR, LIQ: Societe Generale, 3.65%, 03/01/07	32,680
11,000	Florida State Department of Environmental Protection, Preservation, Series 722, Rev., VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 3.69%, 03/01/07	11,000
3,750	Hillsborough County Aviation Authority, Tampa International Airport, Series D, Rev., VAR, MBIA, 3.51%, 03/07/07	3,750

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
20,000	Jacksonville Airport Authority, Rev., VAR, FGIC, 3.57%, 03/07/07	20,000
800	Jacksonville Health Facilities Authority, River Garden Project, Rev., VAR, LOC: First Union National Bank, 3.67%, 03/01/07	800
1,045	Lee County, Airport, Series PT-2269, Rev., VAR, FSA, 3.73%, 03/01/07	1,045
3,075	Lee County, Water & Sewer, Series ROCS-RR-II-R-4021, Rev., VAR, MBIA, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	3,075
25,000	Liberty County, IDR, Georgia-Pacific Corp. Project, Rev., VAR, LOC: Bank of America N.A., 3.72%, 03/01/07	25,000
2,175	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VAR, LOC: Nationsbank N.A., 3.53%, 03/07/07	2,175
7,000	Miami-Dade County, Florida Aviation, Series SG-141, Rev., VAR, FGIC, 3.68%, 03/01/07	7,000
10,190	Miami-Dade County Water & Sewer Revenue Systems, Rev., VAR, FGIC, 3.51%, 03/07/07	10,190
2,700	Municipal Securities Trust Certificates, Series 2001-131, Class A, GO, VAR, LIQ: Bear Stearns Capital Markets, 3.65%, 03/01/07 (e)	2,700
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc., Project, Rev., VAR, LOC: Bank of America N.A., 3.55%, 03/07/07	6,700
16,915	North Broward Hospital District, Series B, Rev., VAR, CIFG, 3.52%, 03/07/07	16,915
7,345	Orange County Housing Finance Authority, Falcon Trace Apartments Project, Series D, Rev., VAR, FNMA, LIQ: FNMA, 3.56%, 03/05/07	7,345
10,001	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, LOC: Nationsbank N.A., 3.67%, 03/01/07	10,001
3,920	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VAR, FNMA, LIQ: FNMA, 3.56%, 03/07/07	3,920
	Orlando & Orange County Expressway Authority,
1,800	Series C-2, Rev., VAR, FSA, 3.65%, 03/01/07	1,800
8,425	Series C-4, Rev., VAR, FSA, 3.63%, 03/01/07	8,425
10,000	Series D, Rev., VAR, FSA, 3.63%, 03/01/07	10,000
4,565	Orlando Utilities Commission, Water & Electric, Series ROCS-RR-II-R-1040, Rev., VAR, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	4,565
5,065	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.56%, 03/07/07	5,065
2,500	Pinellas County Health Facility Authority, Healthcase Systems, Baycare, Series B-1, Rev., VAR, FSA, 3.66%, 03/01/07	2,500
4,310	Pinellas County Housing Finance Authority, Single Family Mortgage, Series MT-009, Rev., VAR, 3.74%, 03/01/07	4,310
18,325	St. Johns County, Transportation Improvement, Series ROCS-RR-II-R-9071, Rev., VAR, AMBAC, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	18,325
5,295	State of Florida, Series PA-511, GO, VAR, 3.72%, 03/01/07	5,295
39,890	State of Florida, Merlots, Series A-22, Rev., VAR, 3.65%, 05/16/07	39,890
14,800	Sunshine State Governmental Financing Commission, Rev., VAR, AMBAC, 3.63%, 03/01/07	14,800
38,015	Sunshine State Governmental Financing Commission, Lehman Convention, Rev., VAR, AMBAC, 3.67%, 03/01/07	38,015
3,800	University of North Florida Foundation, Inc., Parking System, Rev., VAR, LOC: Wachovia Bank N.A., 3.65%, 03/01/07	3,800
3,600	West Orange Healthcare District, Series B, Rev., VAR, LOC: Suntrust Bank Center, 3.65%, 03/01/07	3,600
		671,236
	Georgia — 3.4%
16,610	ABN AMRO Munitops Certificate Trust, Series 2000-4, Rev., VAR, FGIC, 3.68%, 03/01/07 (e)	16,610
7,100	Albany-Dougherty County Hospital Authority, Series L3J, Regulation D, Rev., VAR, AMBAC, LIQ: Lehman Liquidity LLC, 3.57%, 03/07/07	7,100
21,000	Albany-Dougherty County Hospital Authority, Phoebe Hospital, Rev., VAR, AMBAC, 3.62%, 03/01/07	21,000
10,755	Athens-Clarke County Unified Government Development Authority, University of Georgia Athletic Association, Series B, Rev., VAR, LOC: Bank of America N.A., 3.64%, 03/01/07	10,755
8,835	Atlanta Downtown Development Authority, Underground Atlanta Project, Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thuerigen, 3.64%, 03/01/07	8,835

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
5,535	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VAR, LOC: FHLMC, 3.72%, 03/01/07	5,535
	City of Atlanta, Airport,
23,000	Series B-1, Rev., VAR, MBIA, 3.68%, 03/01/07	23,000
7,500	Series B-3, Rev., VAR, MBIA, 3.65%, 03/01/07	7,500
20,000	Series C-1, Rev., VAR, MBIA, 3.68%, 03/01/07	20,000
4,385	Series PT-737, Rev., VAR, FGIC, 3.73%, 03/01/07	4,385
3,545	City of Atlanta, Water & Waste, Series B, Rev., VAR, FSA, 3.68%, 03/01/07	3,545
18,100	City of Atlanta, Westside Project, Series A, Tax Allocation, VAR, LOC: Wachovia Bank N.A., 3.67%, 03/01/07	18,100
7,160	Clayton County Housing Authority, Multi-Family Housing, Chateau Forest Apartments, Series E, Rev., VAR, FSA, 3.57%, 03/07/07	7,160
14,800	Cobb County Development Authority, Whitefield Academy, Inc. Project, Rev., VAR, LOC: RBC Centura Bank, 3.51%, 03/07/07	14,800
3,400	Cobb County Housing Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	3,400
12,600	Cobb-Marietta Coliseum & Exhibit Hall Authority, Junior Lien, Series A, Rev., VAR, MBIA, LOC: Suntrust Bank, 3.53%, 03/07/07	12,600
20,255	De Kalb County Hospital Authority, De Kalb Medical Center Project, Series B, Rev., VAR, FSA, 3.67%, 03/01/07	20,255
18,600	De Kalb County Housing Authority, Multi-Family Housing, Camden Brook Project, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	18,600
9,030	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.70%, 03/01/07	9,030
12,145	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VAR, FNMA, LIQ: FNMA, 3.70%, 03/01/07	12,145
10,735	De Kalb County Housing Authority, Timber Trace Apartments Project, Rev., VAR, FHLMC, LIQ: FHLMC, 3.67%, 03/01/07	10,735
21,580	Eclipse Funding Trust, Solar Eclipse, Cobb County, Series 2006-0105, Rev., VAR, MBIA, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	21,580
10,000	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VAR, FSA, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	10,000
10,540	Forsyth County, School District, Series PT-2750, GO, VAR, MBIA, 3.72%, 03/01/07	10,540
700	Fulton County, Development Authority, Arthritis Foundation, Inc., Project, Rev., VAR, LOC: Suntrust Bank, 3.66%, 03/07/07	700
1,435	Fulton County, Development Authority, Morehouse College Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.52%, 03/07/07	1,435
	Gainesville & Hall County Hospital Authority, Northeast Georgia Health Project,
30,000	Series B, Rev., VAR, MBIA, 3.52%, 03/07/07	30,000
37,500	Series D, Rev., VAR, MBIA, 3.52%, 03/07/07	37,500
18,297	Georgia Municipal Association, Inc., Pooled Bond, COP, VAR, MBIA, LIQ: Bank of America N.A., 3.68%, 03/01/07	18,297
8,445	Georgia Municipal Electric Authority, Series PA-1187, Rev., VAR, MBIA-IBC, Bank of New York, 3.72%, 03/01/07	8,445
4,960	Georgia State Road & Tollway Authority, Series PT-2019, Rev., VAR, 3.72%, 03/01/07	4,960
5,650	Griffin-Spalding County Development Authority IDA, Norcom, Inc., Project, Rev., VAR, LOC: LaSalle Bank N.A., 3.72%, 03/01/07	5,650
5,900	Gwinnett County Development Authority, Civic & Cultural Center Project, Rev., VAR, 3.51%, 03/07/07	5,900
10,000	Gwinnett County Hospital Authority, Gwinnett Hospital Systems, Inc., Project, Anticipation Certificates, Rev., VAR, LOC: Suntrust Bank, 3.52%, 03/07/07	10,000
9,450	Gwinnett County Water & Sewer Authority, Series A, Rev., VAR, 3.51%, 03/07/07	9,450
800	Marietta Housing Authority, Concepts 21 Apartments, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	800
7,060	Municipal Electric Authority of Georgia, Project One, Sub Series E, Rev., VAR, FSA, 3.42%, 03/07/07	7,060
9,125	Municipal Securities Trust Certificates, Series 5019, Class A, GO, VAR, LIQ: Branch Banking & Trust, 3.59%, 03/01/07	9,125
	Private Colleges & Universities Authority, Emory University,
45,480	Series B, Rev., VAR, 3.47%, 03/07/07	45,480
7,200	Series B-2, Rev., VAR, 3.63%, 03/01/07	7,200
34,940	Private Colleges & Universities Facilities Authority, Emory University, Series B, Rev., VAR, 3.47%, 03/07/07	34,940

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
5,200	Tift County Hospital Authority, Anticipation Certificates, Series A, Rev., VAR, AMBAC, 3.51%, 03/07/07	5,200
		539,352
	Hawaii — 0.3%
20,825	ABN AMRO Munitops Certificate Trust, Series 2004-1, Rev., VAR, FGIC, 3.65%, 05/08/07	20,825
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
8,990	Series 2006-0096, Rev., VAR, MBIA, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	8,990
9,455	Series 2006-0123, Rev., VAR, FGIC, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	9,455
13,722	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VAR, LOC: Union Bank of California N.A., 3.70%, 03/06/07	13,722
		52,992
	Idaho — 0.1%
	Idaho Housing & Finance Association, Single Family Mortgage,
10,500	Series C, Class 1, Rev., VAR, 3.58%, 03/07/07	10,500
2,595	Series F-1, Class 1, Rev., VAR, 3.58%, 03/07/07	2,595
		13,095
	Illinois — 4.4%
	ABN AMRO Munitops Certificate Trust,
17,150	Series 2005-4, Rev., VAR, FGIC, 3.71%, 03/01/07	17,150
6,195	Series 2005-23, Rev., VAR, FSA, 3.71%, 03/01/07	6,195
7,970	Series 2005-57, Rev., VAR, GNMA COLL, 3.60%, 03/01/07	7,970
6,545	Series 2005-64, Rev., VAR, AMBAC, 3.74%, 03/01/07	6,545
36,005	Series 2006-13, Rev., VAR, GNMA COLL, 3.74%, 03/01/07	36,005
10,000	Series 2006-44, Rev., VAR, FSA, 3.70%, 03/01/07	10,000
12,500	Series 2006-63, GO, VAR, FSA, 3.70%, 03/01/07	12,500
	Chicago Board of Education,
21,960	Series B, GO, VAR, FSA, 3.65%, 03/01/07	21,960
20,000	Series E-2, GO, VAR, CIFG, 3.66%, 03/01/07	20,000
5,470	Series PT-2446, GO, VAR, MBIA, 3.72%, 03/07/07	5,470
5,300	Chicago O’Hare International Airport, General Airport, Second Lien, Series B, Rev., VAR, LOC: Bayerische Landesbank, 3.56%, 03/07/07	5,300
2,500	Chicago O’Hare International Airport, Special Facilities, Compagnie Nationale Air France, Rev., VAR, LOC: Societe Generale, 3.60%, 03/07/07	2,500
	City of Chicago,
5,435	GO, VAR, FSA, LIQ: Landesbank Hessen-Thuerigen, 3.68%, 03/01/07	5,435
14,000	Series B, GO, VAR, FGIC, 3.68%, 03/01/07	14,000
6,075	City of Chicago, Multi-Family Housing, Barbara Jean Wright Apartments, Series A, Rev., VAR, LOC: LaSalle Bank N.A., 3.73%, 03/01/07	6,075
20,000	City of Chicago, Municipal Securities Trust Receipts, Series SGA-99, GO, VAR, FGIC, LIQ: Societe Generale, 3.59%, 03/07/07	20,000
19,145	City of Chicago, Water, Second Lien, Rev., VAR, MBIA, 3.66%, 03/01/07	19,145
315	City of Libertyville, IDR, Libertyville Manor Project, Rev., VAR, LOC: National City Bank, 3.66%, 03/01/07	315
10,900	City of Schaumberg, Multi-Family Housing, Treehouse II Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.50%, 03/07/07	10,900
	Cook County,
4,503	Series 403, GO, VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 3.69%, 03/01/07	4,503
7,215	Series PT-1497, GO, VAR, FGIC, 3.72%, 03/01/07	7,215
4,710	Du Page County Community Unit School District No. 200 Wheaton, Series ROCS-RR-II-R-4013, GO, VAR, FSA, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	4,710
	Eclipse Funding Trust, Solar Eclipse, Chicago,
3,115	Series 2006-0003, GO, VAR, FSA, LIQ: U.S. Bank N.A., 3.71%, 03/05/07	3,115
10,420	Series 2006-0131, GO, VAR, FSA, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	10,420
10,955	Series 2006-0075, GO, VAR, XLCA-ICR, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	10,955
46,185	Eclipse Funding Trust, Solar Eclipse, Illinois, Series 2006-0104, GO, VAR, AMBAC-TCRS Bank of New York, LIQ: U.S. Bank N.A., 3.65%, 03/05/07 (e)	46,185
15,675	Eclipse Funding Trust, Springfield, Series 2006-0007, Rev., VAR, MBIA, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	15,675
4,300	Galesburg, Knox College Project, Rev., VAR, LOC: LaSalle National Bank, 3.68%, 03/01/07	4,300
3,286	Illinois Development Finance Authority, Metropolitan Family Services, Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	3,286

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
4,485	Illinois Development Finance Authority, IDR, CHS Acquisition Corp. Project, Rev., VAR, LOC: Fifth Third Bank, 3.70%, 03/01/07	4,485
10,000	Illinois Development Finance Authority, Residential Rental, Rev., VAR, FHLMC, LIQ: FHLMC, 3.73%, 03/01/07	10,000
1,210	Illinois Development Finance Authority, IDR, Toughy Ltd. Partnership Project, Rev., VAR, LOC: LaSalle National Bank, 3.59%, 03/07/07	1,210
3,340	Illinois Development Finance Authority, St. Vincent de Paul Project, Series A, Rev., VAR, 3.50%, 03/07/07	3,340
6,895	Illinois Educational Facilities Authority, Series PA-896, Rev., VAR, 3.72%, 03/01/07	6,895
4,300	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VAR, LOC: LaSalle Bank N.A., 3.68%, 03/01/07	4,300
11,380	Illinois Finance Authority, Clare Oaks, Series C, Rev., VAR, LOC: Sovereign Bank FSB, 3.68%, 03/01/07	11,380
8,700	Illinois Finance Authority, University of Chicago, Series B, Rev., VAR, 3.65%, 03/01/07	8,700
11,400	Illinois Health Facilities Authority, Gottlieb Health Resources, Inc., Rev., VAR, LOC: Harris Trust & Savings Bank, 3.54%, 03/07/07	11,400
1,915	Illinois Health Facilities Authority, Loyola University Health System, Series B, Rev., VAR, MBIA, 3.51%, 03/07/07	1,915
12,600	Illinois Health Facilities Authority, Swedish Covenant Hospital Project, Rev., VAR, AMBAC, 3.49%, 03/01/07	12,600
985	Illinois Housing Development Authority, Center Apartments, Rev., VAR, LOC: FHLMC, 3.47%, 03/07/07	985
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VAR, 3.60%, 03/07/07	10,175
7,500	Series C-3, Rev., VAR, 3.58%, 03/07/07	7,500
8,375	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VAR, FSA, 3.70%, 03/01/07	8,375
10,060	Jackson County, Multi-Family Housing, Series PT-2943, Rev., VAR, 3.76%, 03/02/07	10,060
2,370	Lake County, IDR, A.L. Hansen Manufacturing Co. Project, Rev., VAR, LOC: Harris Trust & Savings Bank, 3.81%, 03/01/07	2,370
53,690	Lehman Municipal Trust, State Toll Highway, Rev., VAR, FSA, LIQ: Lehman Liquidity Co., 3.57%, 03/07/07	53,690
7,000	Metropolitan Pier & Exposition Authority, EAGLE, Dedicated State Tax, Series 2004-0030, Class A , Rev., VAR, MBIA, 3.71%, 03/01/07	7,000
	Municipal Securities Trust Certificates,
3,245	Series 7006, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.67%, 03/01/07	3,245
10,000	Series 7016, Class A, Rev., VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.69%, 03/01/07	10,000
10,000	Series 7017, Class A, GO, VAR, LIQ: Bear Stearns Capital Markets, 3.69%, 03/01/07	10,000
100	Series 2000-93, Class A, Rev., VAR, AMBAC, LOC: Bear Stearns Capital Markets, 3.67%, 03/01/07	100
5,500	Series 2001-9021, Class A, GO, VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.59%, 03/01/07	5,500
12,375	Series 2004-218, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.61%, 03/01/07	12,375
18,450	Series 2005-223, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.61%, 03/01/07	18,450
	Regional Transportation Authority,
67,750	Series B, Rev., VAR, 3.55%, 03/07/07	67,750
6,500	Series PT-1448, Rev., VAR, FGIC, 3.72%, 06/01/19	6,500
19,800	Series PT-818-D, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.69%, 03/01/07	19,800
	State of Illinois,
13,040	Series 2003-33, GO, VAR, FGIC, LIQ: BNP Paribas, 3.71%, 03/01/07	13,040
10,000	Series B, GO, VAR, 3.53%, 03/07/07	10,000
3,255	State of Illinois, Sales Tax, Municipal Securities Trust Certificates, Series SG-9, VAR, FSA, LIQ: Societe Generale, 3.71%, 03/01/07	3,255
8,300	University of Illinois, Health Services Facilities System, Series B, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.55%, 03/07/07	8,300
		702,524
	Indiana — 1.7%
10,000	ABN AMRO Munitops Certificate Trust, Series 2006-34, Rev., VAR, AMBAC, 3.74%, 03/01/07	10,000
7,615	Boone County Hospital Association, Series PT-2828, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.72%, 03/05/07	7,615

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Indiana — Continued
5,985	Carmel School Building Corp., Series ROCS-RR-II-R-S014, Rev., VAR, MBIA, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	5,985
6,790	Center Grove 2000 Building Corp., Series PT-2699, Rev., VAR, FGIC, 3.72%, 03/05/07	6,790
	City of Indianapolis, Local Public Improvement Bond Bank,
8,570	Series PT-1408, Rev., VAR, MBIA, 3.72%, 03/01/07	8,570
170	Series Z-7, Rev., VAR, AMBAC, LIQ: Goldman Sachs Special Situations, 3.71%, 03/01/07	170
	City of Indianapolis, Local Public Improvements Bond Bank, Waterworks Project,
20,830	Series G-1, Rev., VAR, MBIA, 3.65%, 03/01/07	20,830
25,650	Series H, Rev., VAR, MBIA, 3.65%, 03/01/07	25,650
6,345	Danville Multi-School Building Corp., Series PT-1483, Rev., VAR, FSA, 3.72%, 03/01/07	6,345
5,000	DeKalb County, Economic Development, New Process Steel Project, Rev., VAR, LOC: Bank of America N.A., 3.74%, 03/01/07	5,000
5,355	Dyer Redevelopment Authority Economic Development Lease Rent, Series PT-2697, Rev., VAR, CIFG, 3.72%, 03/05/07	5,355
15,435	Eclipse Funding Trust, Solar Eclipse, Wayne, Series 2006-0015, Rev., VAR, FGIC, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	15,435
7,445	Hammond School Building Corp., Series ROCS-RR-II-R-6516, Rev., VAR, MBIA, LIQ: Citibank Financial Products, 3.70%, 03/01/07	7,445
5,055	Indiana Health Facility Financing Authority, Series PA-1069, VAR, 3.72%, 03/01/07	5,055
39,000	Indiana Health Facility Financing Authority, Ascension Health Credit Group, Series A-1, Rev., VAR, 3.82%, 07/03/07	39,000
2,485	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	2,485
	Indiana Housing & Community Development Authority,
26,900	Series C-3, Rev., VAR, GNMA/FNMA, 3.73%, 03/01/07	26,900
8,000	Series E-2, RAN, AMT, 3.62%, 12/20/07	8,000
6,900	Indiana State Finance Authority, Ispat Inland Inc., Rev., VAR, LOC: Royal Bank of Scotland, 3.52%, 03/07/07	6,900
18,600	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts, Series SGA 151, Class A, Rev., VAR, LIQ: Societe Generale, 3.59%, 03/01/07	18,600
22,000	Purdue University, Student Fee, Series V, Rev., VAR, 3.50%, 03/07/07	22,000
6,060	Tell City-Troy Township Elementary School Building Corp., Series PT-2825, Rev., VAR, FSA, 3.72%, 03/05/07	6,060
		260,190
	Iowa — 0.3%
3,290	City of Des Moines, Series PT-2268, GO, VAR, AMBAC, 3.72%, 03/01/07	3,290
	Iowa Finance Authority, Health System,
17,100	Series A-1, Rev., VAR, FGIC, 3.52%, 03/07/07	17,100
4,430	Series B, Rev., VAR, AMBAC, 3.53%, 03/07/07	4,430
	Iowa Finance Authority, Single Family Mortgage,
8,100	Series D, Rev., VAR, AMT, GNMA/FNMA, 3.76%, 03/01/07	8,100
5,900	Series F, Rev., VAR, GNMA/FNMA, LIQ: Wells Fargo Bank N.A, 3.73%, 03/01/07	5,900
14,235	Municipal Securities Trust Certificates, Series 7024, Class A, Rev., VAR, CIFG, LIQ: Bear Stearns Capital Markets, 3.69%, 03/01/07	14,235
		53,055
	Kansas — 0.3%
9,780	City of Overland Park, Series SG-155, GO, VAR, 3.68%, 03/01/07	9,780
	Kansas State Department of Transportation, Highway,
27,500	Series C-2, Rev., VAR, LIQ: Pooled Money Investment Board, 3.50%, 03/07/07	27,500
8,950	Series C-4, Rev., VAR, 3.63%, 03/01/07	8,950
		46,230
	Kentucky — 2.2%
13,310	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VAR, LOC: U.S. Bank N.A., 3.64%, 03/07/07	13,310
12,280	Clipper Tax-Exempt Certificate Trust, Series 2005-35, Rev., VAR, 3.74%, 03/01/07	12,280
1,850	Kentucky Development Finance Authority, Pooled Loan Program, Series A, Rev., VAR, FGIC, LOC: Helaba, 3.68%, 03/01/07	1,850

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Kentucky — Continued
4,000	Kentucky Housing Corp., Series H, Rev., VAR, AMT, 3.55%, 03/05/07	4,000
294,222	Kentucky Public Energy Authority, Series A, Rev., VAR, 3.66%, 03/01/07	294,222
15,000	Louisville & Jefferson County, Metropolitan Sewer District, Sewer & Drain Systems, Series SG-132, Rev., VAR, FGIC, 3.71%, 03/01/07 (e)	15,000
		340,662
	Louisiana — 0.4%
12,000	ABN AMRO Munitops Certificate Trust, Series 2002-17, Rev., VAR, AMBAC, 3.69%, 03/01/07	12,000
200	East Baton Rouge Parish, Solid Waste Disposal Authority, Exxon Corp. Project, Rev., VAR, 3.72%, 03/01/07	200
980	Iberia Parish IDB, IDR, Cuming Insulation Corp. Project, Rev., VAR, LOC: Regions Bank, 3.77%, 03/01/07	980
1,475	Louisiana Housing Finance Agency, Series PT-1340, Rev., VAR, 3.73%, 03/01/07	1,475
8,365	Louisiana Local Government, Environmental Facilities & Community Development Authority, Series A, Rev., VAR, LOC: Regions Bank, 3.67%, 03/01/07	8,365
300	Louisiana Public Facilities Authority, Tiger Athletic Foundation Project, Rev., VAR, LOC: Regions Bank, 3.66%, 03/01/07	300
	Louisiana State University & Agricultural & Mechanical College,
19,900	Rev., VAR, FGIC, 3.50%, 03/07/07	19,900
8,345	Series B, Rev., VAR, AMBAC, 3.66%, 03/01/07	8,345
4,950	South Louisiana Port Commission, Marine Terminal Facilities, Occidental Petroleum, Rev., VAR, LOC: Bayerische Landesbank, 3.55%, 03/07/07	4,950
		56,515
	Maine — 0.8%
9,200	Maine Finance Authority, Jackson Lab Issue, Series 2002, Rev., VAR, LOC: Fleet National Bank, 3.70%, 03/01/07	9,200
6,405	Maine Health & Higher Educational Facilities Authority, Series B, Rev., VAR, AMBAC, 3.53%, 03/07/07	6,405
	Maine State Housing Authority, Mortgage,
9,000	Series B-3, Rev., VAR, AMT, 3.68%, 03/01/07	9,000
16,000	Series C, Rev., VAR, AMT, 3.50%, 03/12/07	16,000
10,000	Series C-3, Rev., VAR, AMT, 3.73%, 03/01/07	10,000
13,500	Series D-3, Rev., VAR, AMT, 3.68%, 03/01/07	13,500
2,100	Series E-1, Rev., VAR, AMBAC, 3.69%, 03/01/07	2,100
21,950	Series E-2, Rev., VAR, AMBAC, 3.73%, 03/01/07	21,950
14,000	Series F, Rev., VAR, AMT, 3.65%, 09/14/07	14,000
17,300	Series G, Rev., VAR, AMT, 3.68%, 03/01/07	17,300
		119,455
	Maryland — 1.6%
23,825	Baltimore IDA, IDR, Baltimore Capital Acquisition, Rev., VAR, LOC: Bayerische Landesbank, 3.55%, 03/07/07	23,825
	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential,
26,000	Series G, Rev., VAR, AMT, 3.65%, 03/01/07	26,000
16,000	Series Q, RAN, 3.59%, 12/14/07	16,000
3,135	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VAR, FNMA, LIQ: FNMA, 3.49%, 03/07/07	3,135
3,700	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Barrington Apartments, Series A, Rev., VAR, FNMA, LIQ: FNMA,, 3.70%, 03/01/07	3,700
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	6,400
	Maryland State Community Development Administration, Department of Housing & Community Development, Residential,
20,000	Series C, Rev., VAR, AMT, 3.65%, 03/01/07	20,000
16,900	Series C, Rev., VAR, AMT, 3.67%, 03/01/07	16,900
3,310	Maryland State Economic Development Corp., Series L9-J, Regulation D, Rev., VAR, FSA, 3.62%, 03/07/07	3,310
1,750	Maryland State Health & Higher Educational Facilities Authority, Loyola College Issue, Series B, Rev., VAR, MBIA, 3.64%, 03/01/07	1,750
15,625	Maryland State Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VAR, LOC: Bank of America N.A., 3.65%, 03/01/07	15,625

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Maryland — Continued
23,605	Maryland State Stadium Authority, Sports Facilities Lease, Rev., VAR, LIQ: Bank of America N.A., 3.58%, 03/07/07	23,605
28,200	Maryland State Transportation Authority, Passenger Facility Charge, Baltimore/Washington Airport, Series A, Rev., VAR, LOC: State Street Bank & Trust Co., 3.63%, 03/01/07	28,200
22,600	Montgomery County, Public Improvements, Series B, BAN, GO, VAR, 3.63%, 03/01/07	22,600
5,100	Montgomery County Housing Opportunities Commission, The Grand-Issue I, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	5,100
890	Northeast Waste Disposal Authority, Resource Recovery, Harford County Resources, Rev., VAR, AMBAC, 3.47%, 03/07/07	890
22,800	Washington Suburban Sanitation District, Series A, BAN, GO, VAR, 3.42%, 03/07/07	22,800
5,100	Washington Suburban Sanitation District, Multimodal, Series A, BAN, GO, VAR, 3.42%, 03/07/07	5,100
		244,940
	Massachusetts — 3.4%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	6,030
6,780	Clipper Tax-Exempt Trust, Series 2001-4, COP, VAR, LIQ: State Street Bank & Trust Co, 3.60%, 03/06/07	6,780
	Commonwealth of Massachusetts,
57,998	Series 716-D, GO, VAR, MBIA-IBC, LIQ: Morgan Stanley Dean Witter, 3.68%, 03/01/07	57,997
11,140	Series A, GO, VAR, 3.52%, 03/07/07	11,140
35,600	Series B, GO, VAR, 3.63%, 03/01/07	35,600
33,600	Series C, GO, VAR, 3.63%, 03/01/07	33,600
86,220	Lehman Municipal Trust Receipts, Series 07-P6, Regulation D, Rev., VAR, MBIA, XLCA, FGIC, LIQ: Lehman Liquidity Co., 3.66%, 03/01/07	86,220
5,030	Massachusetts Bay Transportation Authority, EAGLE, Series 2004-0031, Class A, Rev., VAR, LIQ: Citibank N.A., 3.70%, 03/01/07	5,030
6,600	Massachusetts Bay Transportation Authority, Floating Rate Receipts, Series P7U, Regulation D, Rev., VAR, LIQ: Lehman Liquidity Co., 3.55%, 03/07/07	6,600
5,750	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, Special Assessment, Series SGA-123, VAR, LIQ: Societe Generale, 3.59%, 03/01/07	5,750
10,000	Massachusetts Development Finance Agency, Brimmer & May School, Rev., VAR, LOC: Sovereign Bank FSB, 3.65%, 03/01/07	10,000
	Massachusetts Development Finance Agency, Clark University,
6,600	Rev., VAR, AMBAC, 3.47%, 03/07/07	6,600
12,765	Series A, Rev., VAR, AMBAC, 3.47%, 03/07/07	12,765
14,065	Series B, Rev., VAR, AMBAC, 3.47%, 03/07/07	14,065
27,483	Massachusetts Development Finance Agency, Higher Education, Smith College, Rev., VAR, 3.60%, 03/01/07	27,483
6,000	Massachusetts Development Finance Agency, ISO New England, Inc., Rev., VAR, LOC: Keybank N.A., 3.67%, 03/01/07	6,000
4,220	Massachusetts Development Finance Agency, The Bridge Issue, Rev., VAR, LOC: Fleet National Bank, 3.50%, 03/07/07	4,220
19,275	Massachusetts Health & Educational Facilities Authority, Fairview Extended, Series B, Rev., VAR, LOC: Fleet National Bank, 3.65%, 03/01/07	19,275
28,150	Massachusetts Health & Educational Facilities Authority, Harvard University, Series BB, Rev., VAR, 3.63%, 03/01/07	28,150
	Massachusetts Health & Educational Facilities Authority, Partners Healthcare Systems,
5,445	Series D-4, Rev., VAR, 3.63%, 03/01/07	5,445
18,230	Series F-3, Rev., VAR, 3.63%, 03/01/07	18,230
2,200	Massachusetts Health & Educational Facilities Authority, University of Massachusetts, Series A, Rev., VAR, LOC: Dexia Credit Local, 3.50%, 03/07/07	2,200
	Massachusetts Housing Finance Agency,
3,750	Series F, Rev., VAR, FSA, 3.47%, 03/07/07	3,750
4,585	Series G, Rev., VAR, 3.47%, 03/07/07	4,585
5,535	Massachusetts Housing Finance Agency, Single-Family, Rev., VAR, FSA, 3.55%, 03/07/07	5,535
300	Massachusetts Industrial Finance Agency, Milton Academy Issue, Rev., VAR, MBIA, 3.65%, 03/01/07	300
2,506	Massachusetts State Turnpike Authority, Series 334, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.68%, 03/01/07	2,506

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
	Massachusetts State Water Resources Authority, Multimodal,
9,970	Sub Series B, Rev., VAR, AMBAC, 3.53%, 03/07/07	9,970
9,550	Sub Series B, Rev., VAR, FGIC, 3.53%, 03/07/07	9,550
9,000	Sub Series B, Rev., VAR, LOC: Helaba, 3.42%, 03/07/07	9,000
6,675	Sub Series C, Rev., VAR, FGIC, 3.53%, 03/07/07	6,675
57,270	Massachusetts State Water Resources Authority, Series 742D, Rev., VAR, FSA, LIQ: Morgan Stanley Dean Witter, 3.68%, 03/01/07	57,270
11,480	Route 3 North Transit Improvement Association, Demand Obligations, Series B, Rev., VAR, AMBAC, 3.51%, 03/07/07	11,480
		529,801
	Michigan — 2.8%
	ABN AMRO Munitops Certificate Trust,
30,795	Series 2000-16, GO, VAR, Q-SBLF, FGIC, 3.67%, 03/01/07	30,795
5,000	Series 2002-29, GO, VAR, FGIC, Q-SBLF, 3.67%, 03/01/07	5,000
15,050	Series 2005-12, Rev., VAR, AMT, GNMA COLL, 3.60%, 03/01/07	15,050
1,500	Series 2004-44, GO, VAR, MBIA, 3.69%, 03/01/07	1,500
27,900	City of Detroit, Sewer Disposal, Second Lien, Series E, Rev., VAR, FGIC, LIQ: Depfa Bank plc, 3.78%, 07/12/07	27,900
13,300	City of Detroit, Water Supply System, Second Lien, Series B, Rev., VAR, FSA, 3.65%, 03/01/07	13,300
35,800	City of Detroit, Water Supply System, Senior Lien, Series B, Rev., VAR, FGIC, 3.65%, 03/01/07	35,800
	City of Detroit, Sewer Disposal, Senior Lien,
3,345	Series C-1, Rev., VAR, FSA, 3.66%, 03/01/07	3,345
5,000	Series C-2, Rev., VAR, FGIC, 3.66%, 03/01/07	5,000
2,500	City of Grand Rapids, Water Supply, Rev., VAR, FGIC, LIQ: Societe Generale, 3.49%, 03/07/07	2,500
	City of Detroit School District,
25,700	SAAN, GO, 4.50%, 08/21/07	25,805
3,370	Series 2003-28, GO, VAR, FGIC, Q-SBLF, LIQ: BNP Paribas, 3.70%, 03/01/07	3,370
5,270	East Lansing School District, Series ROCS-RR-II-R-2188, GO, VAR, MBIA Q-SBLF, LIQ: Citigroup Global Markets, 3.70%, 03/01/07	5,270
3,000	East Lansing School District, Municipal Securities Trust Receipts, Series SGA-114, GO, VAR, Q-SBLF, LIQ: Societe Generale, 3.59%, 03/01/07	3,000
20,745	Holt Public Schools, GO, VAR, Q-SBLF, LIQ: Landesbank Hessen-Thueringen, 3.68%, 03/01/07	20,745
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VAR, Q-SBLF, LIQ: Landesbank Hessen-Thueringen, 3.68%, 03/01/07	12,500
6,885	Michigan State Building Authority, Series ROCS-RR-II-R-1049, Rev., VAR, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	6,885
7,495	Michigan State Hospital Finance Authority, Series PT-668, Rev., VAR, MBIA, 3.71%, 03/01/07	7,495
13,025	Michigan State Hospital Finance Authority, Trinity Health Credit, Series G, Rev., VAR, CIFG, 3.63%, 03/01/07	13,025
6,350	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.68%, 03/01/07	6,350
	Michigan State University,
2,500	Rev., VAR, 3.49%, 03/07/07	2,500
18,910	Series A, Rev., VAR, 3.49%, 03/07/07	18,910
3,005	Series A, Rev., VAR, 3.50%, 03/07/07	3,005
2,710	Series B, Rev., VAR, 3.49%, 03/07/07	2,710
3,700	Milan Area Schools, GO, VAR, Q-SBLF, LOC: Landesbank Hessen-Thueringen, 3.68%, 03/01/07	3,700
14,135	Municipal Security Trust, Series 2007-294, Class A, Rev., VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.59%, 03/01/07	14,135
11,800	Oakland University, Rev., VAR, FGIC, 3.53%, 03/07/07	11,800
1,000	Royal Oak Hospital Finance Authority, Wiliam Beaumont Hospital, Rev., VAR, AMBAC, 3.64%, 03/01/07	1,000
33,250	Saline Area Schools, GO, VAR, Q-SBLF, LIQ: Helaba, 3.68%, 03/01/07	33,250
	State of Michigan,
45,000	Series A, GO, LOC: Depfa Bank plc, 4.25%, 09/28/07	45,180
2,775	Series D, Rev., GAN, VAR, FSA, 3.53%, 03/07/07	2,775
4,360	Series PT-2021, GO, VAR, 3.71%, 03/01/07	4,360
11,785	University of Michigan, Rev., VAR, 3.65%, 03/01/07	11,785

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — Continued
	University of Michigan, Hospital,
100	Series A, Rev., VAR, 3.64%, 03/01/07	100
3,100	Series A-2, Rev., VAR, 3.62%, 03/01/07	3,100
2,225	Series B, Rev., VAR, 3.65%, 03/01/07	2,225
	University of Michigan, Medical Services Plan,
25,700	Series A, Rev., VAR, 3.52%, 03/07/07	25,700
350	Series A-1, Rev., VAR, 3.62%, 03/01/07	350
11,075	Wayne Charter County, Floating Rate Receipts, Series SG-122, Rev., VAR, LIQ: Societe Generale, 3.70%, 03/01/07	11,075
		442,295
	Minnesota — 0.2%
3,720	City of St. Louis Park, Catholic Finance Corp., St. Benilde, Rev., VAR, LOC: Allied Irish Bank plc, 3.68%, 03/01/07	3,720
	Minneapolis & St. Paul Metropolitan Airports Commission, Municipal Securities Trust Receipts,
8,710	Series SG-136, Rev., VAR, FGIC, 3.71%, 03/01/07	8,710
9,000	Series SGA-127, Rev., VAR, FGIC, LIQ: Societe Generale, 3.59%, 03/01/07	9,000
	Minnesota Housing Finance Agency, Residential Housing,
5,000	Series B, Rev., VAR, AMT, 3.73%, 03/01/07	5,000
5,435	Series J, Rev., VAR, AMT, 3.73%, 03/01/07	5,435
4,995	Minnesota Public Facilities Authority, PCR, Water, Series ROCS-RR-II-R-31, Rev., VAR, LIQ: Citibank N.A., 3.70%, 03/01/07	4,995
		36,860
	Mississippi — 0.3%
4,155	Clipper Tax-Exempt Certificate Trust, Series 2005-16, Rev., VAR, AMT, LIQ: State Street Bank & Trust Co., 3.74%, 03/01/07	4,155
22,051	Mississippi Development Bank Special Obligation, Municipal Gas Authority, Natural Gas Project, Rev., VAR, 3.65%, 03/01/07	22,051
20,500	Perry County, Leaf River Forest Production Project, Rev., VAR, LOC: Suntrust Bank, 3.68%, 03/01/07	20,500
		46,706
	Missouri — 0.8%
11,070	Bi-State Development Agency, Metropolitan District, Series PT-1593, Rev., VAR, FSA, 3.72%, 03/01/07	11,070
11,125	City of O’Fallon, Series PT-1396, COP, VAR, MBIA, 3.72%, 03/01/07	11,125
2,600	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VAR, LOC: Bank of America N.A., 3.74%, 03/01/07	2,600
	Metropolitan St. Louis Sewer District,
17,915	Series ROCS-RR-II-R-9069, Rev., VAR, MBIA, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	17,915
17,915	Series ROCS-RR-II-R-9070, Rev., VAR, MBIA, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	17,915
	Missouri Higher Education Loan Authority, Student Loan,
3,000	Series B, Rev., VAR, LOC: Bank of America N.A., 3.57%, 03/07/07	3,000
1,600	Series B, Rev., VAR, MBIA, 3.56%, 03/07/07	1,600
1,075	Missouri Housing Development Commission, Series PT-1286, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.73%, 03/01/07	1,075
5,200	Missouri Housing Development Commission, Single Family Mortgage, Series L-5J, Regulation D, Rev., VAR, GNMA/FNMA, LIQ: Lehman Liquidity LLC, 3.62%, 03/07/07	5,200
	Missouri State Health & Educational Facilities Authority, SSM Healthcare Services,
7,125	Series C-2, Rev., VAR, FGIC, 3.52%, 03/07/07	7,125
4,400	Series C-3, Rev., VAR, FGIC, 3.51%, 03/07/07	4,400
20,935	Series C-4, Rev., VAR, FSA, 3.52%, 03/07/07	20,935
2,500	Series C-5, Rev., VAR, FGIC, 3.51%, 03/07/07	2,500
13,600	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	13,600
2,500	Missouri State Health & Educational Facilities Authority, EAGLE, Series 2002-6026, Class A, Rev., VAR, LIQ: Citibank N.A., 3.71%, 03/01/07	2,500
10,285	Missouri State Health & Educational Facilities Authority, Washington University, Series B, Rev., VAR, 3.64%, 03/01/07	10,285
180	Municipal Securities Trust Certificates, Series 2005-236, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.61%, 03/01/07	180
		133,025

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Nebraska — 0.1%
2,357	American Public Energy Agency, Series A, Rev., VAR, 3.65%, 03/01/07	2,357
5,169	American Public Energy Agency, National Public Gas Agency Project, Series A, Rev., VAR, 3.65%, 03/01/07	5,169
3,285	NEBHELP, Inc., Multimodal, Series A, Rev., VAR, MBIA, 3.60%, 03/07/07	3,285
	Nebraska Investment Finance Authority, Single Family Housing,
4,835	Series E, Rev., VAR, 3.58%, 03/07/07	4,835
3,390	Series N-7, Regulation D, Rev., VAR, 3.62%, 03/07/07	3,390
		19,036
	Nevada — 0.9%
3,750	Clark County, Airport, Sub Lien, Series C, Rev., VAR, FGIC, 3.52%, 03/07/07	3,750
5,890	Clark County School District, Series PT-2406, GO, VAR, MBIA, 3.72%, 03/01/07	5,890
16,680	Clipper Tax-Exempt Certificate Trust, Series 2005-37, Rev., VAR, 3.69%, 03/01/07	16,680
12,880	Eclipse Funding Trust, Solar Eclipse, Henderson, Series 2006-0094, GO, VAR, MBIA, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	12,880
	Nevada Housing Division, Multi-Unit Housing,
6,750	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.68%, 03/01/07	6,750
3,295	Series M, Rev., VAR, LOC: East West Bank, 3.68%, 03/01/07	3,295
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VAR, LOC: Heller Financial, Inc., 4.00%, 03/01/07 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A, Rev., VAR, LOC: Heller Financial, Inc., 4.00%, 03/01/07	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.68%, 03/01/07	3,430
4,750	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VAR, LOC: East West Bank, 3.68%, 03/01/07	4,750
5,520	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C, Rev., VAR, LOC: East West Bank, 3.68%, 03/01/07	5,520
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.68%, 03/01/07	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.68%, 03/01/07	12,710
18,000	Nevada Housing Division, Multi-Unit Housing, Southwest Villages, Rev., VAR, FNMA, LIQ: FNMA, 3.68%, 03/01/07	18,000
5,385	Nevada Housing Division, Multi-Unit Housing, Sundance Village, Rev., VAR, LOC: Citibank N.A., 3.68%, 03/01/07	5,385
	State of Nevada,
4,800	Series PT-403, GO, VAR, 3.72%, 03/01/07	4,800
8,855	Series ROCS-RR-II-R-4054, GO, VAR, FSA, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	8,855
		147,845
	New Hampshire — 0.7%
	New Hampshire Health & Education Facilities Authority
3,796	Series 772, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.69%, 03/01/07	3,796
9,200	Series 866, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.69%, 03/01/07	9,200
9,075	New Hampshire Health & Education Facilities Authority, Dartmouth College Issue, Rev., VAR, 3.48%, 03/07/07	9,075
66,710	New Hampshire Health & Education Facilities Authority, New Hampshire University, Series B, Rev., VAR, XLCA, 3.50%, 03/07/07	66,710
	New Hampshire Health & Education Facilities Authority, VHA New England, Inc.,
6,300	Series C, Rev., VAR, AMBAC, 3.53%, 03/07/07	6,300
7,250	Series D, Rev., VAR, AMBAC, 3.53%, 03/07/07	7,250
7,200	Series F, Rev., VAR, AMBAC, 3.53%, 03/07/07	7,200
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, EQR Board Partnership Project, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	5,200
1,690	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VAR, LOC: Bank of America N.A., 3.77%, 03/01/07	1,690
		116,421
	New Jersey — 2.8%
5,730	Burlington County Bridge Commissioner, Community Pooled Loan, Series PT-1546, Rev., VAR, 3.68%, 03/01/07	5,730
6,675	Hudson County Improvement Authority, Essential Purpose Pooled Government Loan, Rev., VAR, LOC: Bank of New York, 3.58%, 03/01/07	6,675

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Jersey — Continued
7,900	Mercer County Improvement Authority, Atlantic Foundation & Johnson, Rev., VAR, MBIA, 3.71%, 03/01/07	7,900
11,600	Municipal Securities Trust Certificates, Series 2001-175, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.57%, 03/01/07	11,600
4,995	New Jersey EDA, Series A, GO, VAR, AMBAC, LIQ: Citibank N.A., 3.68%, 03/01/07	4,995
6,000	New Jersey EDA, Kenwood USA Corporate Project, Rev., VAR, LOC: Bank of New York, 3.65%, 03/01/07	6,000
14,490	New Jersey EDA, Merlots, Series B-14, Rev., VAR, AMBAC, 3.55%, 03/07/07	14,490
9,900	New Jersey EDA, Senior Care, Bayshore Health, Series A, Rev., VAR, LOC: Kreditbank N.V., 3.56%, 03/01/07	9,900
43,155	New Jersey Environmental Infrastructure Trust, EnCap Golf Holdings LLC Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.65%, 03/01/07	43,155
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VAR, LOC: Fleet National Bank, 3.54%, 03/01/07	1,500
3,215	New Jersey Sports & Exposition Authority, State Contract, Series C, Rev., VAR, MBIA, 3.58%, 03/01/07	3,215
	New Jersey State Educational Facilities Authority,
5,435	Series PT-1597, Rev., VAR, AMBAC, 3.68%, 03/01/07	5,435
5,210	Series PT-1599, Rev., VAR, 3.68%, 03/01/07	5,210
10,170	Series SG-148, Rev., VAR, LIQ: Societe Generale, 3.67%, 03/01/07	10,170
16,845	New Jersey State Turnpike Authority, Series ROCS-RR-II-R-7012, Rev., VAR, FSA, LIQ: Citibank N.A., 3.68%, 03/01/07	16,845
8,432	New Jersey Transportation Trust Fund Authority, Series 941-D, Rev., VAR, FSA-CR, LIQ: Morgan Stanley Municipal Funding, 3.67%, 03/01/07	8,432
	New Jersey Transportation Trust Fund Authority, Merlots,
5,685	Series B-04, Rev., VAR, MBIA, 3.55%, 03/07/07	5,685
10,680	Series B-23, Rev., VAR, AMBAC-TCRS Bank of New York, 3.55%, 03/07/07	10,680
256,300	State of New Jersey, TRAN, 4.50%, 06/22/07	257,042
		434,659
	New Mexico — 0.9%
13,141	City of Albuquerque, Airport, Sub Lien, Rev., VAR, AMBAC, 3.51%, 03/07/07	13,141
2,400	City of Farmington, Arizona Public Service Co., Series C, Rev., VAR, LOC: Barclays Bank plc, 3.66%, 03/01/07	2,400
6,395	New Mexico Finance Authority, Series ROCS-RR-II-R-2118, Rev., VAR, AMBAC, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	6,395
	New Mexico Mortgage Finance Authority,
2,335	Series PT-1308, Rev., VAR, GNMA/FNMA/FHLMC, 3.73%, 03/01/07	2,335
2,475	Series PT-1378, Rev., VAR, GNMA/FNMA/FHLMC, 3.73%, 03/01/07	2,475
	State of New Mexico,
95,000	TRAN, 4.25%, 06/29/07	95,202
20,000	TRAN, 4.50%, 06/29/07	20,049
		141,997
	New York — 11.5%
24,795	ABN AMRO Munitops Certificate Trust, Series 2002-19, Rev., VAR, MBIA-IBC, 3.68%, 03/01/07	24,795
	Bank of New York Municipal Certificates Trust,
22,720	Rev., VAR, 3.72%, 03/01/07	22,720
5,285	Rev., VAR, 3.77%, 03/01/07	5,285
15,975	Series 4, Rev., VAR, LIQ: Bank of New York, 3.65%, 03/05/07	15,975
6,446	Series 6, Rev., VAR, 3.63%, 03/01/07	6,446
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
14,210	Series 2005-0002, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.65%, 03/01/07	14,210
10,705	Series 2006-2028, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.65%, 03/01/07	10,705
	Eclipse Funding Trust, Solar Eclipse, New York,
11,500	Series 2006-0029, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.65%, 03/01/07	11,500
11,505	Series 2006-0112, Rev., VAR, FSA-CR, LIQ: U.S. Bank N.A., 3.65%, 03/01/07	11,505
19,900	Lehman Municipal Trust Receipts, Series 07-P8, Regulation D, Rev., VAR, AMBAC, FGIC, LIQ: Lehman Liquidity Co., 3.64%, 03/01/07	19,900
53,060	Liberty Development Corp., Series 1416, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.67%, 03/01/07	53,060

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	Long Island Power Authority, Electric Systems,
900	Series D, Rev., VAR, FSA, 3.47%, 03/07/07	900
9,995	Series PA-513-R, Rev., VAR, FSA, 3.68%, 03/06/07	9,995
4,800	Series PT-386, Rev., VAR, 3.69%, 03/01/07	4,800
	Metropolitan Transportation Authority,
20,162	Series 823-D, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.67%, 03/01/07	20,162
20,687	Series 848-D, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.67%, 03/01/07	20,687
250	Series G, Rev., VAR, LOC: BNP Paribas, 3.64%, 03/01/07	250
500	Series G-2, Rev., VAR, LOC: BNP Paribas, 3.62%, 03/01/07	500
920	Sub Series A-3, GO, VAR, XLCA, 3.61%, 03/01/07	920
15,400	Sub Series E-1, Rev., VAR, LOC: Fortis Bank N.V., 3.62%, 03/01/07	15,400
18,900	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., VAR, FSA, 3.63%, 03/01/07	18,900
11,975	Metropolitan Transportation Authority, Merlots, Series B-16, Rev., VAR, 3.55%, 03/07/07	11,975
6,420	Monroe County Airport Authority, Series PA-585, Rev., VAR, MBIA, 3.70%, 03/01/07	6,420
	Municipal Securities Trust Certificates,
1,300	Series 2000-109, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.63%, 03/01/07 (e)	1,300
17,055	Series 2001-116, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.56%, 03/01/07 (e)	17,055
8,600	Series 2001-122, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.56%, 03/01/07 (e)	8,600
10,410	Series 2006-262, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.61%, 03/01/07	10,410
20,915	Series 2006-267, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.61%, 03/01/07	20,915
5,000	Series 5020, Class A, Rev., VAR, LIQ: Branch Banking & Trust, 3.65%, 03/01/07	5,000
23,300	Series 7032, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.65%, 03/01/07	23,300
	Nassau Health Care Corp.,
8,100	Sub Series 2004-C1, Rev., VAR, FSA, 3.61%, 03/01/07	8,100
6,800	Sub Series 2004-C3, Rev., VAR, FSA, 3.60%, 03/01/07	6,800
	New York City,
10,300	Series F-4, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.50%, 03/07/07	10,300
4,995	Series PA- 878, GO, VAR, MBIA-IBC, 3.68%, 03/06/07	4,995
44,400	Sub Series A-2, GO, VAR, LOC: Bank of America N.A., 3.45%, 03/07/07	44,400
20,550	Sub Series A-3, GO, VAR, LOC: BNP Paribas, 3.50%, 03/07/07	20,550
1,000	Sub Series A-4, GO, VAR, LOC: Westdeutsche Landesbank, 3.60%, 03/01/07	1,000
2,800	Sub Series A-6, GO, VAR, FSA, 3.60%, 03/01/07	2,800
5,100	Sub Series A-6, GO, VAR, LOC: Helaba, 3.47%, 03/07/07	5,100
140	Sub Series B-5, GO, VAR, MBIA, 3.60%, 03/01/07	140
15,650	Sub Series C-2, GO, VAR, LOC: Bayerische Landesbank, 3.50%, 03/07/07	15,650
2,000	Sub Series C-5, GO, VAR, LOC: Bank of New York, 3.46%, 03/07/07	2,000
10,850	Sub Series E-2, GO, VAR, LOC: Bank of America N.A., 3.62%, 03/01/07	10,850
30,000	Sub Series E-4, GO, VAR, LOC: Bank of America N.A., 3.64%, 03/01/07	30,000
30,225	Sub Series H-1, GO, VAR, LOC: Bank of New York, 3.60%, 03/01/07	30,225
14,085	Sub Series H-2, GO, VAR, LOC: Bank of New York, 3.46%, 03/07/07	14,085
7,250	Sub Series H-2, GO, VAR, LOC: Bank of Nova Scotia, 3.45%, 03/07/07	7,250
400	Sub Series H-2, GO, VAR, LOC: Dexia Credit Local, 3.63%, 03/01/07	400
3,300	Sub Series H-2, GO, VAR, MBIA, 3.60%, 03/01/07	3,300
300	Sub Series H-2, GO, VAR, MBIA, 3.64%, 03/01/07	300
39,135	Sub Series H-3, GO, VAR, LOC: Bank of New York, 3.50%, 03/07/07	39,135
5,100	Sub Series H-4, GO, VAR, AMBAC, 3.50%, 03/07/07	5,100
9,755	Sub Series H-5, GO, VAR, LOC: Dexia Credit Local, 3.50%, 03/07/07	9,755
1,700	Sub Series H-6, GO, VAR, MBIA, 3.45%, 03/07/07	1,700
35,000	New York City, Housing Development Corp., Series J-1, Rev., VAR, AMT, 3.60%, 11/01/07	35,000
2,700	New York City Housing Development Corp., 55 Pierrepont Development, Series A, Rev., VAR, LOC: Allied Irish Bank plc, 3.53%, 03/07/07	2,700

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
6,000	New York City Housing Development Corp., 155 West 21st St., Series A , Rev., VAR, AMT, LOC: Bank of New York, 3.55%, 03/07/07	6,000
17,810	New York City Housing Development Corp., 500 East 165th St. Apartments, Series A, Rev., VAR, LOC: Bank of America N.A., 3.53%, 03/07/07	17,810
12,800	New York City Housing Development Corp., La Casa De Sol, Series A, Rev., VAR, LOC: Citibank N.A., 3.54%, 03/07/07	12,800
25,000	New York City, Housing Development Corp., Markham Gardens Apartments, Series A, Rev., VAR, LOC: Citibank N.A., 3.54%, 03/07/07	25,000
4,300	New York City, Housing Development Corp., Monterey, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.47%, 03/07/07	4,300
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.47%, 03/07/07	3,070
15,000	New York City Housing Development Corp., One Columbus Place Development, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.53%, 03/07/07	15,000
6,950	New York City Housing Development Corp., Parkview Apartments, Series A, Rev., VAR, LOC: LIQ: Citibank N.A., 3.55%, 03/07/07	6,950
10,900	New York City Housing Development Corp., Tribeca Tower, Series A, Rev., VAR, FNMA, AMT, LIQ: FNMA, 3.52%, 03/07/07	10,900
10,700	New York City Housing Development Corp., Thessalonica Court, Series A, Rev., VAR, LOC: Citibank N.A., 3.54%, 03/07/07	10,700
13,800	New York City Housing Development Corp., Urban Horizons, Series II-A, Rev., VAR, LOC: Citibank N.A., 3.54%, 03/07/07	13,800
1,800	New York City IDA, Liberty Bonds, 1 Bryant Park LLC, Series B, Rev., VAR, LOC: Bank of America N.A., 3.65%, 03/01/07	1,800
20,000	New York City IDA, Liberty Bonds, FC Hanson Office, Rev., VAR, LOC: ING Bank N.V., 3.65%, 03/01/07	20,000
400	New York City IDA, Municipal Securities Trust Receipts, Series SGA-110, Rev., VAR, LIQ: Societe Generale, 3.56%, 03/01/07	400
	New York City, Municipal Securities Trust Receipts,
12,100	Series SGB-36, GO, VAR, AMBAC, LIQ: Societe Generale, 3.65%, 03/01/07	12,100
9,000	Series SGA-51, VAR., AMBAC, 3.56%, 03/07/07	9,000
	New York City Municipal Water Finance Authority,
40,000	Series 1501, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.67%, 03/01/07	40,000
800	Series A, Rev., VAR, FGIC, 3.60%, 03/01/07	800
5,885	Series PA-1076, Rev., VAR, 3.70%, 03/01/07	5,885
14,500	Series PA-454, Rev., VAR, FGIC, 3.69%, 03/06/07	14,500
7,160	Series ROCS-RR-II-R-385, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.70%, 03/01/07	7,160
1,500	Sub Series C-3, Rev., VAR, 3.62%, 03/01/07	1,500
1,300	Sub Series F-1, Rev., VAR, 3.62%, 03/01/07	1,300
200	New York City Municipal Water Finance Authority, 2nd Generation Resolution, Series AA-3, Rev., VAR, 3.64%, 03/01/07	200
	New York City Transitional Finance Authority,
12,175	BAN, 4.25%, 06/29/07	12,204
40,180	Series 1628, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.67%, 03/01/07	40,180
8,995	Series PA-1043-R, Rev., VAR, 3.69%, 03/01/07	8,995
9,485	Sub Series 2-E, Rev., VAR, LIQ: NYS Common Return Fund, 3.51%, 03/01/07	9,485
	New York City Transitional Finance Authority, Future Tax Secured,
9,800	Series C, Rev., VAR, 3.60%, 03/01/07	9,800
1,550	Sub Series C-5, Rev., VAR, 3.60%, 03/01/07	1,550
4,400	New York City Transitional Finance Authority, New York City Recovery, Sub Series 1A, Rev., VAR, LIQ: Landesbank Hessen-Thuerigen, 3.50%, 03/07/07	4,400
7,910	New York City Trust for Cultural Resources, Series 162, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.67%, 03/01/07	7,910
14,790	New York City Trust for Cultural Resources, Manhattan School of Music, Rev., VAR, RADIAN, 3.62%, 03/01/07	14,790
1,100	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VAR, AMBAC, LIQ: Societe Generale, 3.63%, 03/01/07	1,100
	New York Local Government Assistance Corp.,
1,700	Series B, Rev., VAR, LOC: Bank of Nova Scotia, 3.48%, 03/07/07	1,700
16,800	Series F, Rev., VAR, LOC: Societe Generale, 3.46%, 03/07/07	16,800
7,900	Series G, Rev., VAR, LOC: Bank of Nova Scotia, 3.45%, 03/07/07	7,900

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	New York Local Government Assistance Corp., Floating Rate Receipts,
5,500	Series SG-99, Rev., VAR, AMBAC, 3.67%, 03/01/07	5,500
10,300	Series SG-100, Rev., VAR, MBIA-IBC, 3.67%, 03/01/07	10,300
16,250	New York Local Government Assistance Corp., Municipal Securities Trust Receipts, Series SGA-59, Rev., VAR, 3.63%, 03/01/07	16,250
12,350	New York Local Government Assistance Corp., Sub Lien, Series A-6V, Rev., VAR, FSA, 3.48%, 03/07/07	12,350
	New York Mortgage Agency, Homeowner Mortgage,
10,000	Series 122, Rev., VAR, AMT, 3.52%, 03/07/07	10,000
31,500	Series 125, Rev., VAR, AMT, 3.55%, 03/07/07	31,500
	New York State Dormitory Authority,
17,845	Series 1158, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.67%, 03/01/07	17,845
34,975	Series 1322, Rev., VAR, FHA, LIQ: Morgan Stanley Municipal Funding, 3.67%, 03/01/07	34,975
5,000	Series PA-409, Rev., VAR, AMBAC, FHA, 232, 3.69%, 03/01/07	5,000
6,445	Series PA-773-R, Rev., VAR, MBIA-IBC, 3.69%, 03/01/07	6,445
15,470	Series PA-1088, Rev., VAR, AMBAC, FHA, 3.69%, 03/01/07	15,470
7,120	Series PA-1089, Rev., VAR, AMBAC, FHA, 3.69%, 03/01/07	7,120
9,730	Series PT-1447, Rev., VAR, MBIA, 3.69%, 03/06/07	9,730
6,785	Series PT-1621, Rev., VAR, MBIA, 3.69%, 03/01/07	6,785
	New York State Dormitory Authority, Mental Health Services,
25,980	Sub Series D-2B, Rev., VAR, FSA, 3.61%, 03/01/07	25,980
11,900	Sub Series D-2D, Rev., VAR, AMBAC, 3.58%, 03/01/07	11,900
5,000	Sub Series D-2E, Rev., VAR, 3.61%, 03/01/07	5,000
33,400	Sub Series D-2H, Rev., VAR, 3.61%, 03/01/07	33,400
4,570	New York State Dormitory Authority, New York Public Library, Series A, Rev., VAR, MBIA, 3.47%, 03/07/07	4,570
6,000	New York State Energy Research & Development Authority, Consolidated Edison Co. of New York, Sub Series C-1, Rev., VAR, LOC: Citibank N.A., 3.54%, 03/07/07	6,000
10,000	New York State Energy Resources & Development Authority, Orange & Rockland Project, Series A, Rev., VAR, FGIC, LIQ: National Australia Bank, 3.45%, 03/07/07	10,000
	New York State Environmental Facilities Corp.,
4,995	Series PA-174, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.69%, 03/01/07	4,995
15,000	Series PA-1261, Rev., VAR, MBIA, 3.69%, 03/05/07	15,000
31,237	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 3.67%, 03/01/07	31,237
	New York State Housing Finance Agency,
13,950	Series C, Rev., VAR, LOC: Dexia Credit Local, 3.50%, 03/07/07	13,950
14,000	Series D, Rev., VAR, LOC: State Street Bank & Trust Co., 3.50%, 03/07/07	14,000
24,300	New York State Housing Finance Agency, 10 Liberty St., Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.47%, 03/07/07	24,300
46,750	New York State Housing Finance Agency, 101 West End, Series 883, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	46,750
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	4,100
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VAR, LOC: FNMA, 3.55%, 03/07/07	4,200
1,900	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.54%, 03/07/07	1,900
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	3,200
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	5,900
24,000	New York State Housing Finance Agency, Bowery Place I, Series A, Rev., VAR, LOC: Bank of America N.A., 3.54%, 03/07/07	24,000
9,250	New York State Housing Finance Agency, Chelsea Arms, Series A, Rev, VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	9,250
40,000	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	40,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
11,000	New York State Housing Finance Agency, Kew Gardens Hills, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	11,000
	New York State Housing Finance Agency, Multi-Family Housing,
13,900	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	13,900
1,800	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	1,800
5,695	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.51%, 03/07/07	5,695
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.55%, 03/07/07	11,300
2,000	New York State Housing Finance Agency, Union Square South Housing, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	2,000
10,000	New York State Housing Finance Agency, Victory Housing, Series 2002-A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.55%, 03/07/07	10,000
18,000	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	18,000
21,400	New York State Housing Finance Agency, Worth Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	21,400
11,415	New York State Thruway Authority, Series PA-532, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.69%, 03/01/07	11,415
11,980	New York State Thruway Authority, EAGLE, Series 7-2005-3022, Class A, Rev., VAR, FSA, LIQ: Bayerische Landesbank, 3.70%, 03/01/07	11,980
6,200	New York State Urban Development Corp., Series SG-163, Rev., VAR, FGIC-TCRS, 3.67%, 03/01/07	6,200
12,525	New York State Urban Development Corp., State Facilities & Equipment, Sub Series A-3-A, Rev., VAR, CIFG, 3.58%, 03/01/07	12,525
10,565	Onondaga County IDA, Solvay Paperboard Project, Rev., VAR, LOC: Citibank N.A., 3.75%, 03/01/07	10,565
8,070	Port Authority of New York & New Jersey, Series PT-2263, Rev., VAR, FGIC-TCRS, 3.68%, 03/01/07	8,070
18,145	Tobacco Settlement Financing Authority, TOCS, Series D, Rev., VAR, LIQ: Goldman Sachs Special Situations, 3.73%, 03/01/07	18,145
	Triborough Bridge & Tunnel Authority,
12,080	Series PA-1090, Rev., VAR, MBIA-IBC, 3.69%, 03/01/07	12,080
2,050	Series M1J, Regulation D, Rev., VAR, MBIA-IBC, 3.51%, 03/07/07	2,050
595	Series PT-2017, Rev., VAR, MBIA, 3.69%, 03/01/07	595
7,570	Series B, Rev., VAR, FSA, 3.50%, 03/07/07	7,570
5,465	Series D, Rev., VAR, FSA, 3.47%, 03/07/07	5,465
2,100	Triborough Bridge & Tunnel Authority, General Purpose, Series C, Rev., VAR, AMBAC, 3.47%, 03/07/07	2,100
		1,815,771
	North Carolina — 2.3%
26,500	Buncombe County Metropolitan Sewerage District, Rev., VAR, XLCA, 3.69%, 03/01/07	26,500
8,500	Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare, Series C, Rev., VAR, 3.64%, 03/01/07	8,500
9,825	City of Charlotte, Airport, Series D, Rev., VAR, MBIA, 3.51%, 03/07/07	9,825
6,235	City of Charlotte, Transit Projects, Phase II-F, COP, VAR, 3.47%, 03/07/07	6,235
8,405	City of Charlotte, Water & Sewer Systems, Series B, Rev., VAR, 3.67%, 03/01/07	8,405
1,400	City of Durham, Water & Sewer Utility Systems, Rev., VAR, 3.53%, 03/07/07	1,400
22,690	City of Greensboro, Enterprise Systems, Series B, Rev., VAR, 3.55%, 03/07/07	22,690
5,000	City of Winston-Salem, Water & Sewer Systems, Series B, Rev., VAR, 3.53%, 03/07/07	5,000
	Fayetteville Public Works Commission,
8,605	Rev., VAR, FSA, 3.52%, 03/07/07	8,605
4,500	Series A, Rev., VAR, FSA, 3.52%, 03/07/07	4,500
39,175	Guilford County, Series B, GO, VAR, 3.67%, 03/01/07	39,175
300	Guilford County Industrial Facilities & Pollution Control Financing Authority, IDA, Neal Manufacturing, Inc., Rev., VAR, LOC: Bank of America N.A., 3.72%, 03/01/07	300
9,060	Henderson County, Series PT-2751, COP, VAR, AMBAC, 3.72%, 03/01/07	9,060
4,800	Iredell County Public Facilities Corp., Iredell County Schools Project, Rev., VAR, AMBAC, 3.67%, 03/01/07	4,800
5,000	Mecklenburg County, Series C, GO, VAR, LIQ: Bank of America N.A., 3.55%, 03/07/07	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — Continued
8,530	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	8,530
10,255	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	10,255
7,925	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VAR, LOC: Bank of America N.A., 3.55%, 03/07/07	7,925
3,525	North Carolina Housing Finance Agency, Series 2003-L44J, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 3.65%, 03/07/07	3,525
5,335	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VAR, LOC: Wachovia Bank N.A., 3.55%, 03/07/07	5,335
	North Carolina Housing Finance Agency, Home Ownership,
13,090	Series 16-C, Rev., VAR, LIQ: Bank of America N.A., 3.57%, 03/07/07	13,090
1,000	Series 17-C, Rev., VAR, LIQ: Bank of America N.A., 3.57%, 03/07/07	1,000
6,105	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VAR, 3.52%, 03/01/07	6,105
	North Carolina Medical Care Commission, Duke University Health System,
44,820	Series B, Rev., VAR, 3.51%, 03/07/07	44,820
3,780	Series C, Rev., VAR, 3.51%, 03/07/07	3,780
7,100	North Carolina Medical Care Commission, FirstHealth Carolinas Project, Rev., VAR, 3.52%, 03/07/07	7,100
2,400	North Carolina Medical Care Commission, Lincoln Health Systems Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	2,400
10,200	North Carolina Medical Care Commission, Moses H. Cone Memorial Hospital Project, Rev., VAR, 3.68%, 03/01/07	10,200
12,000	North Carolina Medical Care Commission, Northeast Medical Center Project, Series A, Rev., VAR, 3.52%, 03/07/07	12,000
5,100	North Carolina Medical Care Commission., ACES, Pooled Equipment Financing Project, Rev., VAR, MBIA, 3.53%, 03/06/07	5,100
15,000	North Carolina Medical Care Commission, Union Regulation Medical Center Project, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 3.67%, 03/01/07	15,000
14,900	North Carolina State University at Raleigh, Series B, Rev., VAR, 3.47%, 03/07/07	14,900
5,560	State of North Carolina, Public Improvement, Series D, GO, VAR, 3.53%, 03/07/07	5,560
13,900	Union County, Series B, GO, VAR, 3.64%, 03/01/07	13,900
20,265	University of North Carolina, Series C, Rev., VAR, 3.44%, 03/07/07	20,265
		370,785
	North Dakota — 0.2%
3,535	North Dakota State Housing Finance Agency, Series ROCS-RR-II-R-140, Rev., VAR, LIQ: Citibank N.A., 3.72%, 03/01/07	3,535
	North Dakota State Housing Finance Agency, Home Mortgage,
9,205	Series B, Rev., VAR, 3.59%, 03/07/07	9,205
22,650	Series C, Rev., VAR, 3.59%, 03/07/07	22,650
		35,390
	Ohio — 0.4%
6,285	Cincinnati City School District, Series ROCS-RR-II-R-4049, GO, VAR, FSA, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	6,285
1,750	City of Cleveland, Series M, Rev., VAR, FSA, 3.63%, 03/01/07	1,750
3,610	Franklin County, Hospital, OhioHealth Corp., Series D, Rev., VAR, LOC: National City Bank, 3.51%, 03/07/07	3,610
7,800	Franklin County, Trinity Health Credit, Series C-1, Rev., VAR, FGIC, 3.53%, 03/07/07	7,800
16,300	Montgomery County, Catholic Health, Series B-2, Rev., VAR, 3.50%, 03/07/07	16,300
9,990	Municipal Securities Trust Certificates, Series 9047, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.57%, 03/01/07	9,990
4,995	Ohio State Turnpike Commission, Series ROCS-RR-II-R-51, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.70%, 03/01/07	4,995
10,200	Ohio State Water Development Authority, Multimodal, Water Development, Timken, Rev., VAR, LOC: Northern Trust Co., 3.52%, 03/07/07	10,200
7,755	State of Ohio, Series ROCS-RR II-R-208, GO, VAR, FSA, LIQ: Citibank N.A., 3.70%, 03/01/07	7,755
		68,685

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Oklahoma — 0.4%
28,500	Oklahoma Turnpike Authority, Second Senior Lien, Series B, Rev., VAR, XLCA, 3.62%, 03/01/07	28,500
9,000	Payne County EDA, OSUF Phase 3 Student Project, Series B, Rev., VAR, AMBAC, 3.67%, 03/01/07	9,000
9,600	Payne County EDA, Student Housing, OSUF Phase III Project, Rev., VAR, AMBAC, 3.68%, 03/01/07	9,600
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.66%, 03/01/07	10,490
6,500	Tulsa Industrial Authority, Justin Industries Project, Rev., VAR, LOC: Bank of New York, 3.67%, 03/01/07	6,500
		64,090
	Oregon — 1.0%
6,000	Oregon Health & Science University, OHSU Medical Group Project, Series A, Rev., VAR, LOC: Bank of New York, 3.52%, 03/07/07	6,000
9,290	Oregon State Department of Administrative Services, Series 89, COP, VAR, MBIA, LIQ: BNP Paribas, 3.71%, 03/07/07	9,290
5,140	Oregon State Department of Administrative Services, State Lottery, Series PT-1394, Rev., VAR, FSA, 3.72%, 03/01/07	5,140
47,035	Oregon State Department of Transportation, Sub Lien, Series B-2, Rev., VAR, LIQ: Dexia Credit Local, 3.63%, 03/01/07	47,035
	Oregon State Housing & Community Services Department,
10,000	Series C, Rev., VAR, AMT, 3.68%, 03/01/07	10,000
15,000	Series I, Rev., VAR, AMT, 3.58%, 03/07/07	15,000
7,630	Oregon State Housing & Community Services Department, Department of Housing and Development, Covenant Retirement, Series A, Rev., VAR, LOC: U.S. Bank N.A., 3.75%, 03/01/07	7,630
5,000	Oregon State Housing & Community Services Department, Single-Family Mortgage Program, Series L, Rev., VAR, 3.58%, 03/07/07	5,000
12,445	Portland Housing Authority, Housing Authority, Multi-Family Housing, Civic Apartments Redevelopment, Rev., VAR, AMT, FHLMC, LOC: Wells Fargo Bank N.A., 3.68%, 03/01/07	12,445
	State of Oregon,
16,200	Series 73-F, GO, VAR, 3.50%, 03/07/07	16,200
9,275	Series MT-229, Rev., VAR, 3.73%, 03/05/07	9,275
21,600	State of Oregon, Veterans Welfare, Series 83, GO, VAR, 3.53%, 03/07/07	21,600
		164,615
	Other — 8.4%
10,000	ABN AMRO Munitops Certificate Trust, Series 1999-9, Rev., VAR, PSF-GTD, 3.68%, 03/01/07 (e)	10,000
	ABN AMRO Munitops Certificate Trust, Multi-State,
13,280	Series 2000-10, VAR, MBIA, 3.68%, 03/01/07 (e)	13,280
16,685	Series 2000-13, Rev., VAR, PSF-GTD, 3.68%, 03/01/07	16,685
9,850	Series 2001-10, GO, VAR, MBIA, 3.70%, 03/01/07	9,850
15,010	Series 2001-21, GO, VAR, MBIA, 3.70%, 03/01/07	15,010
11,000	Series 2001-26, GO, VAR, PSF-GTD, 3.69%, 03/01/07	11,000
19,775	Series 2002-1, Rev., VAR, AMT, 3.80%, 03/01/07	19,775
9,995	Series 2002-3, Rev., VAR, GNMA COLL, 3.56%, 03/01/07	9,995
5,500	Series 2002-16, GO, VAR, PSF-GTD, 3.70%, 03/01/07 (e)	5,500
4,820	Series 2002-37, Rev., VAR, AMT, FHA, GNMA COLL, 3.60%, 03/01/07	4,820
10,750	Series 2004-8, GO, VAR, AMBAC. 3.65%, 11/08/07	10,750
16,280	Series 2004-43, GO, VAR, FGIC, 3.70%, 03/01/07	16,280
	Clipper Tax-Exempt Certificate Trust, Multi-State,
7,446	Series 2005-2, Rev., VAR, 3.80%, 03/01/07	7,446
11,550	Series 2005-30, Rev., VAR, 3.80%, 03/01/07	11,550
11,171	Clipper Tax-Exempt Certificate Trust, Series 2005-15, Rev., VAR, LIQ: State Street Bank & Trust Co., 3.74%, 03/01/07	11,171
1,275	Clipper Tax-Exempt Trust, Series 1999-2, COP, VAR, AMT, 3.80%, 03/01/07	1,275
27,323	Clipper Tax-Exempt Trust, Weekly, Series 2002-9, COP, VAR, LIQ: State Street Bank & Trust Co., 3.80%, 03/01/07	27,323

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other — Continued
	Eagle Tax-Exempt Trust,
10,000	Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.71%, 03/01/07	10,000
17,315	Rev., VAR, MBIA, LIQ: Bayerische Landesbank, 3.69%, 03/01/07	17,315
	Eagle Tax-Exempt Trust, Option Mode, Weekly,
1,230	Series 1994-4904, GO, VAR, LIQ: Citibank N.A., 3.73%, 03/01/07	1,230
2,000	Series 2000-1601, Rev., VAR, LIQ: Citibank N.A., 3.71%, 03/01/07	2,000
	Eagle Tax-Exempt Trust, Weekly,
6,000	Series 2000-1003, Class A, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.71%, 03/01/07	6,000
14,850	Series 2000-3208, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.70%, 03/01/07	14,850
5,900	Series 2001-3801, Class A, VAR, AMBAC, LIQ: Citibank N.A., 3.71%, 03/01/07	5,900
2,420	Series 2001-4303, Class A, VAR, LIQ: Citibank N.A., 3.71%, 03/01/07	2,420
10,475	Series 2001-4304, Class A, GO, VAR, PSF-GTD, LIQ: Citibank N.A., 3.71%, 03/01/07	10,475
7,000	Series 2002-0301, Class A, Rev., VAR, LIQ: Citibank N.A., 3.71%, 03/01/07	7,000
3,000	Series 2002-4302, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.71%, 03/01/07	3,000
	Lehman Municipal Trust Receipts,
75,650	Series 07-P12, Regulation D, Rev., VAR, AMBAC, CIFG, FGIC, MBIA, XLCA, LIQ: Lehman Liquidity Co., 3.67%, 03/01/07	75,650
62,730	Series 07-P13, Regulation D, Rev., VAR, AMBAC, FGIC, MBIA, XLCA, LIQ: Lehman Liquidity Co., 3.67%, 03/01/07	62,730
21,800	Medium Term Tax-Exempt Multifamily Housing Trust, Series MT-274, Rev., VAR, 3.78%, 03/05/07	21,800
	Municipal Securities Pool Trust, Weekly Floating Rate Receipts,
8,045	Series SG-P-18, Rev., VAR, LIQ: Societe Generale, 3.78%, 03/01/07	8,045
11,120	Series SG-PG-17, Rev., VAR, LIQ: Societe Generale, 3.78%, 03/01/07	11,120
	Puttable Floating Option Tax-Exempt Receipts,
225,945	Series EC-001, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.90%, 03/01/07	225,945
325,010	Series EC-002, Rev., VAR, 3.90%, 03/05/07	325,010
205,775	Series EC-003, Rev., VAR, 3.90%, 03/05/07	205,775
8,500	Series PPT-34, 4.25%, 03/06/07	8,500
47,680	Series PPT-12, VAR, LIQ: Merrill Lynch Capital Services, 3.78%, 03/01/07	47,680
21,005	Series PZP-016, Rev., VAR, 3.75%, 03/05/07	21,005
29,900	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A , Rev., VAR, LIQ: FHLMC, 3.74%, 03/06/07	29,900
9,300	SunAmerica Trust, Series 2, Class A , Rev., VAR, FHLMC, LIQ: FHLMC, 3.80%, 03/01/07	9,300
		1,334,360
	Pennsylvania — 3.4%
6,745	Allegheny County Hospital Development Authority, Series PA-748, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.73%, 03/01/07	6,745
9,300	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center Series B-1, Rev., VAR, 3.78%, 03/01/07	9,300
4,170	Berks County IDA, Kutztown University Foundation Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.67%, 03/01/07	4,170
13,380	Bucks County IDA, Law School Admission Council, Rev., VAR, LOC: Allied Irish Bank plc, 3.53%, 03/07/07	13,380
4,285	Chester County Health & Educational Facilities Authority, Barclay Friends Project, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 3.53%, 03/07/07	4,285
15,000	City of Philadelphia, TRAN, GO, 4.50%, 06/29/07	15,035
10,000	City of Philadelphia, EAGLE, Series 7-2005-0050, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.71%, 03/01/07	10,000
340	City of Philadelphia, Gas Works, Series PA-1144, Rev., VAR, FSA, 3.70%, 03/01/07	340
4,900	City of Philadelphia IDA, 30th Street Station Project, Rev., VAR, MBIA, LIQ: Royal Bank of Scotland, 3.65%, 03/07/07	4,900
	City of Philadelphia, Water & Wastewater Systems,
16,465	Rev., VAR, FSA, 3.51%, 03/07/07	16,465
3,700	Series B, Rev., VAR, AMBAC, 3.51%, 03/07/07	3,700
7,850	Cornwall Lebanon School District, Series PT-2765, GO, VAR, FSA, 3.70%, 03/05/07	7,850
11,600	Emmaus General Authority, Loan Program, Series A, Rev., VAR, FSA, 3.67%, 03/01/07	11,600

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
4,040	Erie County Hospital Authority, Series 820, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.69%, 03/01/07	4,040
5,000	Harrisburg Authority, Water, Series A, Rev., VAR, FGIC, 3.70%, 03/01/07	5,000
9,475	Luzerne County IDA, Series ROCS-RR-II-R-93, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.70%, 03/01/07	9,475
13,330	Montgomery County IDA, PCR, Exelon Corp, Rev., VAR, LOC: Wachovia Bank N.A., 3.52%, 03/07/07	13,330
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manor Apartments Project,
4,710	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.65%, 03/01/07	4,710
1,900	Series T-2, Rev., VAR, LIQ: FNMA, 3.65%, 03/01/07	1,900
10,000	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.65%, 03/01/07	10,000
	Municipal Securities Trust Certificates,
9,890	Series 2001-9022, Class A, Rev., VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.57%, 03/01/07	9,890
20,625	Series 7031, Class A, Rev., VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.69%, 03/01/07	20,625
6,700	North Wales Water Authority, Rev., VAR, FSA, 3.63%, 03/01/07	6,700
6,400	Northampton County Higher Education Authority, Lafayette College, Series A, Rev., VAR, 3.65%, 03/01/07	6,400
37,000	Octorara Area School District, GO, VAR, FSA, 3.66%, 03/01/07	37,000
7,600	Pennsylvania Convention Center Authority, Series PT-1224, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.70%, 03/01/07	7,600
3,010	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.57%, 03/07/07	3,010
	Pennsylvania Higher Education Assistance Agency,
10,500	Series B, Rev., VAR, AMBAC, 3.58%, 03/07/07	10,500
13,250	Series C, Rev., VAR, AMBAC, 3.61%, 03/07/07	13,250
3,800	Pennsylvania Higher Educational Facilties Authority, Philadelphia University, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 3.65%, 03/01/07	3,800
21,880	Pennsylvania Housing Finance Agency, Series 95-C, Rev., VAR, AMT, 3.52%, 03/07/07	21,880
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
5,505	Series 83-B, Rev., VAR, AMT, 3.52%, 03/07/07	5,505
14,200	Series 85-B, Rev., VAR, 3.52%, 03/07/07	14,200
17,000	Series 85-C, Rev., VAR, 3.52%, 03/07/07	17,000
12,800	Series 86-B, Rev., VAR, 3.55%, 03/07/07	12,800
11,780	Series 87-B, Rev., VAR, AMT, 3.52%, 03/07/07	11,780
26,600	Series 91-B, Rev., VAR, AMT, 3.55%, 03/07/07	26,600
1,820	Series 90-C, Rev., VAR, 3.55%, 03/07/07	1,820
32,770	Pennsylvania State Public School Building Authority, Series 1586, Rev., VAR, FSA, LIQ: Depfa Bank plc, 3.69%, 03/01/07	32,770
	Pennsylvania Turnpike Commission,
12,300	Series A-3, Rev., VAR, 3.52%, 03/07/07	12,300
5,200	Series B, Rev., VAR, 3.65%, 03/01/07	5,200
30,120	Series U, Rev., VAR, 3.65%, 03/01/07	30,120
12,000	Philadelphia Hospitals & Higher Education Facilities Authority, Temple University Health, Series C, Rev., VAR, LOC: PNC Bank N.A., 3.68%, 03/01/07	12,000
	Sayre Health Care Facilities Authority, VHR Pennsylvania Capital Financing Project,
3,900	Series B, Rev., VAR, AMBAC, LIQ: Bank of New York, 3.53%, 03/07/07	3,900
945	Series F, Rev., VAR, AMBAC, 3.53%, 03/07/07	945
11,000	Series M, Rev., VAR, AMBAC, LIQ: Bank of New York, 3.53%, 03/07/07	11,000
10,000	Southcentral General Authority, Rev., VAR, AMBAC, 3.70%, 03/01/07	10,000
3,865	Southcentral General Authority, Wellspan Health Obligation, Series B, Rev., VAR, AMBAC, 3.51%, 03/07/07	3,865
	University of Pittsburgh, University Capital Project,
15,000	Series B, Rev., VAR, 3.50%, 03/07/07	15,000
6,500	Series C, Rev., VAR, 3.50%, 03/07/07	6,500
3,700	York General Authority, Pooled Financing, Harrisburg Parking Facilities Improvements, Sub Series 96-C, Rev., VAR, FSA, 3.67%, 03/01/07	3,700
		533,885

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Rhode Island — 0.5%
9,990	Narragansett Bay Commission, Wastewater System, Series A, Rev., VAR, MBIA, 3.52%, 03/07/07	9,990
4,760	Rhode Island Clean Water Finance Agency, PCR, Series PT-1535, Rev., VAR, 3.72%, 03/06/07	4,760
3,645	Rhode Island Health & Educational Building Corp., Series PT-2253, Rev., 3.72%, 03/01/07	3,645
2,390	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VAR, LOC: Fleet National Bank, 3.53%, 03/07/07	2,390
30,000	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University, Series B, Rev., VAR, 3.63%, 03/01/07	30,000
6,400	Rhode Island Health & Educational Building Corp., Hospital Financing, Newport Hospital, Rev., VAR, LOC: Fleet National Bank, 3.53%, 03/07/07	6,400
13,540	Rhode Island Health & Educational Building Corp., St. George’s School, Rev., VAR, LIQ: Bank of New York, 3.52%, 03/07/07	13,540
1,300	Rhode Island Industrial Facilities Corp., Marine Terminal, Exxon-Mobil Project, Rev., VAR, 3.55%, 03/01/07	1,300
9,000	Rhode Island State & Providence Plantations, Series 720, GO, VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 3.69%, 03/01/07	9,000
3,830	Rhode Island State & Providence Plantations, Consolidated Capital Development Loan, Series B, GO, VAR, 3.48%, 03/07/07	3,830
		84,855
	South Carolina — 1.6%
16,335	ABN AMRO Munitops Certificate Trust, Series 2004-27, Rev., VAR, FGIC, 3.69%, 03/01/07	16,335
20,325	Charleston County School District Development Corp., GO, SCSDE, 4.00%, 03/01/07	20,325
3,000	Cherokee County IDB, Oshkosh Truck Project, Rev., VAR, LOC: Bank of America N.A., 3.62%, 03/07/07	3,000
15,000	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VAR, FSA, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	15,000
	Greenville County School District,
40,000	GO, SCSDE, 4.50%, 06/01/07	40,094
1,350	Series 982, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.69%, 03/01/07	1,350
	Greenville Hospital System Board,
3,750	Series A, Rev., VAR, AMBAC, 3.64%, 03/01/07	3,750
13,100	Series B, Rev., VAR, AMBAC, 3.64%, 03/01/07	13,100
10,000	Series C, Rev., VAR, AMBAC, 3.64%, 03/01/07	10,000
	Piedmont Municipal Power Agency, Electric,
28,250	Series B, Rev., VAR, MBIA, 3.53%, 03/07/07	28,250
10,100	Series C, Rev., VAR, MBIA, 3.53%, 03/07/07	10,100
34,975	Sub Series B-5, Rev., VAR, MBIA, 3.53%, 03/07/07	34,975
19,600	Sub Series B-6, Rev., VAR, MBIA, 3.52%, 03/07/07	19,600
1,200	South Carolina Educational Facilities Authority, Morris College Project, Rev., VAR, LOC: Bank of America N.A., 3.72%, 03/01/07	1,200
900	South Carolina Jobs & EDA, Concept Packaging Group Project, Rev., VAR, LOC: Bank of America N.A., 3.77%, 03/01/07	900
9,110	South Carolina Jobs & EDA, Medical University Facilities Corp. Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.67%, 03/01/07	9,110
2,505	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VAR, LOC: Bank of America N.A., 3.72%, 03/01/07	2,505
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VAR, LOC: Bank of New York, 3.58%, 03/07/07	4,600
5,220	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VAR, LOC: Bank of America N.A., 3.58%, 03/07/07	5,220
1,950	South Carolina Jobs & EDA, Valley Proteins, Inc., Project, Rev., VAR, LOC: U.S. Bank N.A., 3.72%, 03/01/07	1,950
2,145	South Carolina State Housing Finance & Development Authority, Reference Rent Housing Greenville, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.66%, 03/01/07	2,145
5,205	South Carolina State Public Service Authority, Series PT-1525, Rev., VAR, FSA, 3.72%, 03/01/07	5,205
		248,714
	South Dakota — 0.1%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
10,500	Series C-1, Rev., VAR, 3.63%, 03/01/07	10,500
5,000	Series F, Rev., VAR, 3.68%, 03/01/07	5,000
5,000	Series G, Rev., VAR, 3.57%, 03/07/07	5,000
		20,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — 3.7%
5,000	ABN AMRO Munitops Certificate Trust, Series 2002-25, GO, VAR, MBIA, 3.69%, 03/01/07	5,000
	Blount County Public Building Authority, Local Government Public Improvement,
10,345	Series A-3-A, Rev., VAR, AMBAC, 3.64%, 03/01/07	10,345
12,500	Series A-4-A, Rev., VAR, 3.63%, 03/01/07	12,500
5,400	Series A-8-A, Rev., VAR, AMBAC, 3.68%, 03/01/07	5,400
2,700	Series A-8-B, Rev., VAR, AMBAC, 3.68%, 03/01/07	2,700
14,800	Series D-6-A, Rev., VAR, XLCA, 3.64%, 03/01/07	14,800
24,300	Series D-8-A, Rev., VAR, XLCA, 3.64%, 03/01/07	24,300
8,000	Series D-8-C, Rev., VAR, XLCA, 3.64%, 03/01/07	8,000
8,860	City of Memphis, Series ROCS-RR-II-6033, GO, VAR, MBIA, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	8,860
100	City of South Pittsburg IDB, Lodge Manufacturing Co. Project, Rev., VAR, LOC: Suntrust Bank, 3.71%, 03/07/07	100
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund,
23,350	Rev., VAR, LOC: Bank of America N.A., 3.65%, 03/01/07	23,350
7,055	Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	7,055
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VAR, LOC: Bank of America N.A., 3.72%, 03/01/07	3,000
8,100	Loudon IDB, A.E. Staley Manufacturing Co. Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.67%, 03/01/07	8,100
14,475	Memphis Health Educational & Housing Facility Board, Watergrove Apartments Project,, Rev., VAR, FHLMC, LIQ: FHLMC, 3.67%, 03/01/07	14,475
2,415	Metropolitan Government Nashville & Davidson County, Series PT-1526, Rev., VAR, AMBAC, 3.72%, 03/01/07	2,415
50,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Ascension Health Credit, Series B-1, Rev., VAR, 3.72%, 08/03/07	50,000
9,200	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Belmont University Project, Rev., VAR, LOC: Suntrust Bank, 3.51%, 03/07/07	9,200
14,100	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University, Series B, Rev., VAR, 3.65%, 03/01/07	14,100
2,425	Metropolitan Government Nashville & Davidson County IDB, Country Music Hall of Fame, Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	2,425
3,015	Metropolitan Government Nashville & Davidson County IDB, L&S LLC Project, Rev., VAR, LOC: Bank of New York, 3.72%, 03/01/07	3,015
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
31,010	Rev., VAR, LOC: Bank of America N.A., 3.65%, 03/01/07	31,010
32,660	Rev., VAR, LOC: Bank of America N.A., 3.65%, 03/01/07	32,660
	Sevier County Public Building Authority, Local Government Public Improvement,
15,500	Series 6-A1, Rev., VAR, 3.63%, 03/01/07	15,500
1,500	Series II-A-1, Rev., VAR, AMBAC, 3.68%, 03/01/07	1,500
2,500	Series II-A-2, Rev., VAR, AMBAC, 3.68%, 03/01/07	2,500
6,000	Series II-C-2, Rev., VAR, AMBAC, 3.68%, 03/01/07	6,000
835	Series II-D-3, Rev., VAR, AMBAC, 3.68%, 03/01/07	835
2,900	Series III-B-3, Rev., VAR, AMBAC, 3.68%, 03/01/07	2,900
8,800	Series III-C-5, Rev., VAR, AMBAC, 3.68%, 03/01/07	8,800
1,600	Series III-D-3, Rev., VAR, AMBAC, 3.68%, 03/01/07	1,600
2,500	Series III-E-3, Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thueringen, 3.68%, 03/01/07	2,500
27,065	Series III-F, Rev., VAR, AMBAC, LIQ: Landesbank Hessen Thueringen, 3.68%, 03/01/07	27,065
12,500	Series VI-B-1, Rev., VAR, 3.64%, 03/01/07	12,500
4,075	Series VI-C-3, Rev., VAR, AMBAC, 3.64%, 03/01/07	4,075
9,550	Series VI-G-1, Rev., VAR, XLCA, 3.64%, 03/01/07	9,550
15,675	Series V1-H-1, Rev., VAR, AMBAC, 3.64%, 03/01/07	15,675

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
75,000	Sevierville Public Building Authority, Government Public Improvement, Rev., VAR, XLCA, 3.62%, 03/01/07	75,000
20,000	Shelby County Health Educational & Housing Facilities Board, Series PA-1277, Rev., VAR, 3.73%, 03/01/07	20,000
4,990	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	4,990
41,985	Tennessee Energy Acquisition Corp., Series 1580, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.69%, 03/01/07	41,985
31,000	TRS Trust, Series F6, Regulation D, Rev., VAR, LIQ: Lehman Brothers Special Financing, 3.62%, 03/07/07	31,000
		576,785
	Texas — 9.4%
	ABN AMRO Munitops Certificate Trust,
17,990	Series 2005-45, Rev., VAR, 3.65%, 05/08/07	17,990
9,945	Series 2006-54, GO, VAR, PSF-GTD, 3.70%, 03/01/07	9,945
6,040	Series 2006-77, GO, VAR, PSF-GTD, 3.72%, 03/01/07	6,040
19,010	Series 2007-14, GO, VAR, MBIA, 3.70%, 03/01/07	19,010
38,545	Aldine Independent School District, School Buildings, GO, VAR, PSF-GTD, 3.72%, 06/15/07	38,545
7,505	Alief Independent School District, Series PT-2767, GO, VAR, PSF-GTD, 3.72%, 03/05/07	7,505
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	9,100
	Brazos River Authority, PCR,
27,500	Series D-1, Rev., VAR, LOC: Wachovia Bank N.A., 3.56%, 03/07/07	27,500
6,530	Series PT-679, Rev., VAR, MBIA, 3.71%, 03/01/07	6,530
12,900	Capital Area Housing Finance Corp., Series ROCS-RR-II-R-773CE, Rev., VAR, LIQ: Citigroup Financial Products, 3.76%, 03/01/07	12,900
7,260	Carroll Independent School District, Series PT-2744, GO, VAR, PSF-GTD, LIQ: Merrill Lynch Capital Services, 3.72%, 03/05/07	7,260
48,890	City of Austin, Hotel Occupancy Tax, Sub Lien, Rev., VAR, CIFG, 3.65%, 03/01/07	48,890
14,560	City of Austin, Water & Wastewater Systems, Merlots, Series LLL, Rev., VAR., MBIA, 3.56%, 03/07/07	14,560
13,175	City of El Paso, Series PT-2676, Rev., VAR, AMBAC, 3.72%, 03/01/07	13,175
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VAR, FSA, LIQ: Societe Generale, 3.69%, 03/01/07	17,500
11,000	City of Houston, Airport Systems, Sub Lien, Series A, Rev., VAR, AMT, FSA, 3.58%, 03/07/07	11,000
78,900	City of Katy, Independent School District, CSH Building, Series C, GO, VAR, PSF-GTD, 3.66%, 03/01/07	78,900
12,035	City of Richardson, Refinancing & Improvement, GO, VAR, 3.72%, 06/15/07	12,035
	City of San Antonio, Electric & Gas,
10,460	Series PT-1498, Rev., VAR, 3.73%, 03/01/07	10,460
4,195	Series SG-105, GO, LOC: Societe Generale, 3.71%, 03/01/07	4,195
11,000	City of San Antonio, Electric & Gas, Systems, Junior Lien, Rev., VAR, 3.56%, 03/07/07	11,000
3,000	City of San Antonio, Municipal Drainage Utilities, Series 1089, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.69%, 03/01/07	3,000
6,435	City of San Antonio, Water, Series SG-159, Rev., VAR, FSA, 3.68%, 03/01/07	6,435
10,000	City of Tyler, Municipal Securities Trust Receipts, Waterworks & Sewer, Series SGA-112, Rev., VAR, FGIC, LIQ: Societe Generale, 3.65%, 03/01/07	10,000
20,000	Clipper Tax-Exempt Certificate Trust, Series 2007-4, Rev., VAR, LIQ: State Street Bank & Trust Co., 3.70%, 03/01/07	20,000
8,719	Collin County Housing Finance Corp., Multi-Family Housing, Preston Bend Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	8,719
19,040	Crawford Education Facilities Corp., Higher Education, Southwestern University Project, Series B, Rev., VAR, 3.66%, 03/01/07	19,040
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Flight Safety Project, Rev., VAR, 3.70%, 03/01/07	5,000
11,230	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032, GO, VAR, AMBAC, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	11,230

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
5,000	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VAR, MBIA, PSF-GTD, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	5,000
13,850	Eclipse Funding Trust, Solar Eclipse, North, Series 2006-0058, GO, VAR, MBIA-IBC, PSF-GTD, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	13,850
5,000	Greater East Texas Higher Education Authority, Series B, Rev., VAR, LOC: State Street Bank & Trust Co, 3.71%, 03/01/07	5,000
	Greater Texas Student Loan Corp.,
14,350	Series A, Rev., VAR, LOC: State Street Bank & Trust Co, 3.71%, 03/01/07	14,350
25,000	Series A, Rev., VAR, LOC: State Street Bank & Trust Co, 3.71%, 03/01/07	25,000
5,000	Harlandale Independent School District, Municipal Securities Trust Receipts, Series SGA-100, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.59%, 03/01/07	5,000
2,890	Harris County, Series ROCS-RR-II-R-1029, Rev., VAR, FSA, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	2,890
9,605	Harris County Health Facilities Development Corp., Series PT-2350, Rev., VAR, 3.70%, 03/01/07	9,605
5,100	Hays Memorial Health Facilities Development Corp., Central Texas Medical Center Project, Series A, Rev., VAR, LOC: Suntrust Bank N.A., 3.67%, 03/01/07	5,100
29,245	Houston Higher Education Finance Corp., Floating Rate Receipts, Series SG-139, Rev., VAR, 3.71%, 03/01/07	29,245
28,755	Houston Independent School District, Series ROCS-RR-II-R-408, GO, VAR, PSF-GTD, LIQ: Citibank N.A., 3.70%, 03/01/07	28,755
14,000	Houston Independent School District, School House, GO, VAR, 3.63%, 06/15/07	14,000
21,260	Lamar Consolidated Independent School District, School House, GO, VAR, PSF-GTD, 3.62%, 09/07/07	21,260
5,710	Leander Independent School District, Series ROCS-RR-II-R-2143, GO, VAR, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	5,710
	Lower Colorado River Authority,
19,425	Series PA-590, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.72%, 03/01/07	19,425
3,610	Series PT-1523, Rev., VAR, MBIA, 3.72%, 03/01/07	3,610
	Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project,
250	Series A, Rev., VAR, 3.55%, 03/01/07	250
400	Series A-2, Rev., VAR, 3.55%, 03/01/07	400
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.59%, 03/01/07 (e)	5,455
5,290	Mission Consolidated Independent School District, Municipal Securities Trust Receipts, Series SGA-105, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.59%, 03/01/07	5,290
10,240	Municipal Securities Trust Certificates, Series 2006-260, Class A, GO, VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.61%, 03/01/07	10,240
17,050	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.68%, 03/01/07	17,050
7,810	North Central Texas Health Facility Development Corp., Series PT-1411, Rev., VAR, AMBAC, 3.72%, 03/01/07	7,810
20,000	North East Independent School District, Floater Certificates, Series SG-143, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.69%, 03/01/07	20,000
	North Texas Higher Education Authority,
10,100	Series A, Rev., VAR, AMBAC, 3.57%, 03/07/07	10,100
13,000	Series A, Rev., VAR, AMT, AMBAC, 3.57%, 03/07/07	13,000
10,000	Series A, Rev., VAR, LOC: Lloyds TSB Bank plc, 3.57%, 03/07/07	10,000
9,000	Series C, Rev., VAR, AMBAC, 3.57%, 03/07/07	9,000
20,000	North Texas Tollway Authority, Interest Accrual, Series C, Rev., VAR, FGIC, 3.55%, 03/07/07	20,000
	Panhandle-Plains Higher Education Authority, Inc.,
4,100	Series A, Rev., VAR, MBIA, 3.58%, 03/07/07	4,100
3,300	Series B, Rev., VAR, MBIA, 3.58%, 03/07/07	3,300
18,000	Pasadena Independent School District, Series A, GO, VAR, PSF-GTD, 3.66%, 03/01/07	18,000
11,735	Pharr San Juan Alamo Independent School District, Municipal Securities Trust Receipts, Series SGA-101, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.59%, 03/01/07	11,735
9,000	Port of Port Arthur Navigation District, Texaco, Inc. Project, Rev., VAR, 3.64%, 03/01/07	9,000

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
135	Southeast Texas Housing Finance Corp., Single Family Mortgage, Series 938, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.72%, 03/01/07	135
7,355	Southwest Independent School District, Series DB-142, GO, VAR, PSF-GTD, LIQ: Deutsche Bank AG, 3.71%, 03/05/07	7,355
367,300	State of Texas, TRAN, 4.50%, 08/31/07	368,971
50,000	State of Texas, College Student Loan, GO, VAR, 3.73%, 08/01/07	50,000
68,510	State of Texas, Mobility Fund, Series B, GO, VAR, 3.49%, 03/07/07	68,510
11,000	State of Texas, Mobility Fund, Multimodal, Series B, GO, VAR, 3.52%, 09/05/07	11,000
	State of Texas, Veterans Housing Assistance,
3,610	Series A-1, GO, VAR, LIQ: Texas State Treasurer, 3.56%, 03/07/07	3,610
8,160	Series II-A, GO, VAR, 3.58%, 03/07/07	8,160
13,955	Series II-B, GO, VAR, 3.58%, 03/07/07	13,955
14,030	Strategic Housing Finance Corp., Series ROCS-RR-II-R-700CE, Rev., VAR, LIQ: Citigroup Financial Products, 3.73%, 03/01/07	14,030
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VAR, FNMA, LIQ: FNMA, 3.54%, 03/07/07	8,700
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.72%, 03/01/07	5,000
10,250	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading, Senior, Rev., VAR, FHLMC, LIQ: FHLMC, 3.72%, 03/01/07	10,250
1,075	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VAR, FHLMC, LIQ: FHLMC, 3.60%, 03/07/07	1,075
10,100	Texas Department of Housing & Community Affairs, Single Family Mortgage, Series B, Rev., VAR, AMT, FSA, 3.57%, 03/07/07	10,100
26,265	Texas Small Business Industrial Development Corp., Public Facilities Capital Access, Rev., VAR, LOC: Bank of America N.A., 3.56%, 03/07/07	26,265
12,553	Texas State Affordable Housing Corp., Series 1315, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.75%, 03/01/07	12,552
5,500	Trinity River Authority, Series ROCS-RR-II-R-2006, Rev., VAR, MBIA, LIQ: Citigroup Financial Products, 3.70%, 03/18/08	5,500
5,235	University of Texas, Series 2003-19, Rev., VAR, LIQ: BNP Paribas, 3.71%, 03/01/07	5,235
7,743	Victoria County, Series 959, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.69%, 03/01/07	7,743
		1,488,140
	Utah — 1.4%
	Central Utah Water Conservancy District,
19,400	Series A, GO, VAR, AMBAC, 3.52%, 03/07/07	19,400
65,400	Series B, GO, VAR, AMBAC, 3.52%, 03/07/07	65,400
13,400	Series B, Rev., VAR, AMBAC, 3.52%, 03/07/07	13,400
9,400	City of Murray, Murray City Hospital, IHC Health Services, Inc., Series D, Rev., VAR, 3.63%, 03/01/07	9,400
28,560	University of Utah, Floating Rate Trust Receipts, Series N-15, Regulation D, Rev., VAR, MBIA, 3.57%, 03/07/07	28,560
	Utah Housing Corp., Single Family Mortgage,
12,500	Series E, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.58%, 03/07/07	12,500
6,870	Series E-1, Class I, Rev., VAR, 3.58%, 03/07/07	6,870
10,950	Series E-2, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.58%, 03/07/07	10,950
8,140	Series F, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.58%, 03/07/07	8,140
	Utah Housing Finance Agency, Single Family Mortgage,
4,600	Series C-1, Class I, Rev., VAR, 3.58%, 03/07/07	4,600
6,510	Series D-1, Rev., VAR, AMT, 3.58%, 03/07/07	6,510
4,105	Series E-1, Rev., VAR, AMT, LIQ: Bayerische Landesbank, 3.58%, 03/07/07	4,105
4,935	Series F-2, Class I, Rev., VAR, 3.58%, 03/07/07	4,935
	Utah State Board of Regents,
1,000	Series L, Rev., VAR, AMT, AMBAC, 3.57%, 03/07/07	1,000
20,000	Series W, Rev., VAR, AMT, AMBAC, 3.57%, 03/07/07	20,000
		215,770

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Vermont — 0.5%
6,970	Vermont Educational & Health Buildings Financing Agency, St. Johnsbury Academy Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.67%, 03/01/07	6,970
	Vermont Educational & Health Buildings Financing Agency, Hospital, VHA New England,
5,900	Series D, Rev., VAR, AMBAC, 3.53%, 03/07/07	5,900
8,300	Series G, Rev., VAR, AMBAC, LIQ: Bank of New York, 3.53%, 03/07/07	8,300
	Vermont Housing Finance Agency, Single-Family,
10,380	Series 21A, Rev., VAR, AMT, FSA, 3.57%, 03/07/07	10,380
11,200	Series 22, Rev., VAR, AMT, FSA, 3.57%, 03/07/07	11,200
12,945	Series 25A, Rev., VAR, AMT, FSA, 3.57%, 03/07/07	12,945
	Vermont Student Assistance Corp.,
5,000	Rev., VAR, LOC: State Street Bank & Trust Co., 3.66%, 03/01/07	5,000
10,000	Senior Series QQ, Rev., VAR, AMBAC, 3.57%, 03/07/07	10,000
		70,695
	Virginia — 1.4%
8,000	Chesapeake Hospital Authority, Hospital Facilities, Chesapeake General Hospital, Series A, Rev., VAR, LOC: Suntrust Bank, 3.52%, 03/07/07	8,000
7,950	City of Alexandria IDA, Pooled Loan Program, Series A, Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	7,950
23,170	City of Richmond IDA, Educational Facilities Church Schools, Rev., VAR, LOC: Suntrust Bank, 3.62%, 03/01/07	23,170
17,955	Clipper Tax-Exempt Certificate Trust, Series 2005-38, Rev., VAR, 3.69%, 03/01/07	17,955
9,000	James City County IDA, Multi-Family Housing, Chambrel Project, Rev., VAR, FNMA, LIQ: FNMA, 3.66%, 03/01/07	9,000
21,905	Loudoun County IDA, Howard Hughes Medical, Series D, Rev., VAR, 3.53%, 03/07/07	21,905
	Lynchburg IDA, VHA Mid-Atlantic/Capital,
3,600	Series D, Rev., VAR, AMBAC, 3.53%, 03/07/07	3,600
200	Series G, Rev., VAR, AMBAC, 3.53%, 03/07/07	200
27,350	Montgomery County IDA, Virginia Tech Foundation, Rev., VAR, LOC: Bank of America N.A., 3.62%, 03/01/07	27,350
11,060	Municipal Securities Trust Certificates, Series 2001-130, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.67%, 03/01/07 (e)	11,060
5,000	University of Virginia, EAGLE, Series 2006-0017, Rev., VAR, LIQ: Citibank N.A., 3.71%, 03/01/07	5,000
14,000	Virginia College Building Authority, Shenandoah University Project, Rev., VAR, LOC: Branch Banking & Trust, 3.62%, 03/01/07	14,000
5,707	Virginia Commonwealth Transportation Board, Series 727, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 3.69%, 03/01/07	5,707
23,590	Virginia Commonwealth Transportation Board, Floating Rate Receipts, Series SG-137, Rev., VAR, LIQ: Societe Generale, 3.67%, 03/01/07	23,590
26,300	Virginia Commonwealth University, Series B, Rev., VAR, AMBAC, 3.62%, 03/01/07	26,300
13,300	Virginia Public Building Authority, Series D, Rev., VAR, 3.61%, 03/01/07	13,300
4,895	Virginia Public School Authority, Series ROCS-RR-II-R-4050, Rev., VAR, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	4,895
5,415	Virginia Resources Authority, Infrastructure, Series ROCS-RR-II-R-249, Rev., VAR, LIQ: Citibank N.A., 3.70%, 03/01/07	5,415
		228,397
	Washington — 1.8%
13,040	ABN AMRO Munitops Certificate Trust, Series 2005-51, GO, VAR, FSA, 3.70%, 03/01/07	13,040
4,955	Central Puget Sound Regional Transportation Authority, Series ROCS-RR-II-R-7004, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.70%, 03/01/07	4,955
7,215	Central Washington University, Series PT-2251, Rev., VAR, FGIC, 3.72%, 03/01/07	7,215
13,200	City of Seattle, Municipal Light & Power, Municipal Securities Trust Receipts, Series SGA-96, Rev., VAR, MBIA, LIQ: Societe Generale, 3.65%, 03/01/07	13,200
11,780	City of Seattle, Municipal Light & Power, Series PT-1421, Rev., VAR, FSA, 3.72%, 03/01/07	11,780
4,000	City of Seattle, Municipal Securities Trust Receipts, Series SGA-142, GO, VAR, LIQ: Societe Generale, 3.59%, 03/01/07	4,000
11,105	City of Tacoma, Electric Systems, Series PT-1404, Rev., VAR, AMBAC, 3.72%, 03/01/07	11,105

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
	Eclipse Funding Trust, Solar Eclipse,
15,545	Series 2005-0001, GO, VAR, FSA, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	15,545
11,000	Series 2006-0009, GO, VAR, FSA, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	11,000
6,995	Energy Northwest Electric, Series PT-734, Rev., VAR, MBIA, 3.71%, 03/06/07	6,995
20,500	Grant County Public Utility District No. 2, Priest Rapids, Series ROCS-RR-II-R-4088, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	20,500
	King County,
11,020	Series PT-2170, GO, VAR, AMBAC, 3.72%, 03/07/07	11,020
5,260	Series ROCS-RR-II-R-1028, GO, VAR, FSA, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	5,260
12,000	King County, Sewer, Series 1200, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.69%, 03/01/07	12,000
	Port of Seattle,
4,430	Series PT-728, Rev., VAR, FGIC, 3.73%, 03/01/07	4,430
6,080	Series PT-2171, Rev., VAR, FGIC, 3.73%, 03/01/07	6,080
8,000	Sub Lien, Rev., VAR, AMT, LOC: Fortis Bank N.V., 3.57%, 03/07/07	8,000
995	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VAR, LOC: U.S. Bank N.A., 3.72%, 03/01/07	995
9,840	Skagit County Public Hospital District No. 1, Series ROCS-RR-II-R-2126, GO, VAR, MBIA, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	9,840
6,050	Skagit County Public Hospital District No. 2, Series PT-2410, GO, VAR, MBIA, 3.72%, 03/01/07	6,050
12,100	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VAR, LOC: Bank of America N.A., 3.55%, 03/07/07	12,100
3,900	Snohomish County Public Utility District No 1, Series A-2, Rev., VAR, FSA, 3.51%, 03/07/07	3,900
16,600	Snohomish County Public Utility District No.1, Generation Systems, Series A, Rev., VAR, FSA, 3.51%, 03/07/07	16,600
36,000	Washington Health Care Facilities Authority, Swedish Health Services, Rev., VAR, LOC: Citibank N.A., 3.61%, 03/07/07	36,000
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A, 3.74%, 03/01/07	2,545
15,945	Washington State Housing Finance Commission, YMCA Snohomish County Project, Rev., VAR, LOC: Bank of America N.A., 3.65%, 03/01/07	15,945
2,810	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	2,810
13,360	Washington State Public Power Supply System, Project No. 3 Electric, Series 3A, Rev., VAR, MBIA, 3.51%, 03/07/07	13,360
		286,270
	West Virginia — 0.5%
19,655	Eclipse Funding Trust, Solar Eclipse, Series 2006-0132, Rev., VAR, FSA, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	19,655
3,000	Municipal Securities Trust Certificates, Series 9026, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.59%, 03/01/07	3,000
2,815	West Virginia EDA, IDR, Gemark Services, Rev., VAR, LOC: Bank of New York, 3.72%, 03/01/07	2,815
5,765	West Virginia State Building Commission, Series PA-520 Rev., 3.73%, 03/06/07	5,765
	West Virginia State Hospital Finance Authority, VHA Mid-Atlantic/Capital,
4,000	Series C, Rev., VAR, AMBAC, 3.53%, 03/07/07	4,000
5,700	Series D, Rev., VAR, AMBAC, 3.53%, 03/07/07	5,700
5,000	Series E, Rev., VAR, AMBAC, 3.53%, 03/07/07	5,000
9,200	Series G, Rev., VAR, AMBAC, 3.53%, 03/07/07	9,200
7,100	Series H, Rev., VAR, AMBAC, 3.53%, 03/07/07	7,100
	West Virginia State Parkways Economic Development & Tourism Authority,
9,670	Rev., VAR, FGIC, 3.50%, 03/07/07	9,670
		71,905
	Wisconsin — 1.3%
	City of Milwaukee,
46,500	Rev., RAN, 4.50%, 08/30/07	46,708
21,000	Series V8, GO, VAR, 3.55%, 03/07/07	21,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Wisconsin — Continued
	Dane County,
6,875	Series ROCS-RR-II-R-2003, GO, VAR, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	6,875
5,740	Series ROCS-RR-II-R-4504, GO, VAR, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	5,740
10,000	Eclipse Funding Trust, Solar Eclipse, Series 2007-0029, Rev., VAR, AMBAC-TCRS-BNY, LIQ: U.S. Bank N.A., 3.69%, 03/01/07	10,000
	Wisconsin Housing & EDA,
4,000	Series A, Rev., VAR, 3.56%, 03/05/07	4,000
3,765	Series D, Rev., VAR, MBIA, AMT, LIQ: Federal Home Loan Bank, 3.55%, 03/07/07	3,765
7,285	Series E, Rev., VAR, 3.58%, 03/07/07	7,285
3,405	Series E, Rev., VAR, FSA, 3.55%, 03/07/07	3,405
3,355	Series E, Rev., VAR, MBIA, AMT, LIQ: Federal Home Loan Bank, 3.55%, 03/07/07	3,355
5,180	Series F, Rev., VAR, MBIA, AMT, LIQ: Federal Home Loan Bank, 3.55%, 03/07/07	5,180
4,105	Series G, Rev., VAR, MBIA, AMT, LIQ: Federal Home Loan Bank, 3.55%, 03/07/07	4,105
17,420	Series H, Rev., VAR, MBIA, AMT, LIQ: Federal Home Loan Bank, 3.55%, 03/05/07	17,420
5,090	Series I, Rev., VAR, MBIA, AMT, LIQ: Federal Home Loan Bank, 3.49%, 03/07/07	5,090
47,900	Wisconsin State Health & Educational Facilities Authority, Froedtert & Community Health, Series B, Rev., VAR, AMBAC, 3.65%,03/01/07	47,900
10,000	Wisconsin State Health & Educational Facilities Authority, University of Wisconsin Medical Foundation, Rev., VAR, LOC: LaSalle Bank N.A., 3.51%, 03/01/07	10,000
		201,828
	Wyoming — 0.6%
95,000	Campbell County IDR, Two Electric Power Generation Station Project, Rev., VAR, 3.80%, 11/30/07	95,000
300	Sublette County, Exxon Project, Series A, Rev., VAR, 3.60%, 03/01/07	300
		95,300
	Total Municipal Bonds (Cost $14,893,910)	14,893,910
	Total Investments — 99.8% (Cost $15,790,840)*	15,790,840
	Other Assets In Excess of Liabilities — 0.2%	33,830
	NET ASSETS — 100.0%	$15,824,670

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 12.1% (n)
	District of Columbia — 0.2%
5,000	Metropolitan Washington Airports Authority, LOC: Bank of America, 3.56%, 03/08/07	5,000
	Florida — 3.3%
2,400	Florida Local Government Finance Commission, LIQ: Wachovia Bank, N.A., 3.60%, 04/12/07	2,400
25,718	Miami Dade Airport, AMT, LOC’s: BNP Paribas/ Dexia Credit Local, 3.55%, 06/01/07	25,718
	Miami Dade County, LOC’s: BNP Paribas/Dexia Credit Local,
25,064	AMT, 3.57%, 06/01/07	25,064
36,501	AMT, 3.60%, 06/01/07	36,501
25,255	Sunshine State Municipal, LIQ: Depfa Bank plc, 3.70%, 04/02/07	25,255
		114,938
	Indiana — 1.0%
34,000	Indiana Development Finance Authority, LOC: Landes Bank Hessen-Thueringen, 3.51%, 03/08/07	34,000
	Michigan — 2.8%
21,000	Detroit Sewer Disposal, Second Lien, Series E, Rev., VAR, FGIC, LIQ: Depha Bank plc, 3.78%, 07/12/07	21,000
3,000	Michigan State Housing Development Authority, 3.57%, 04/02/07	3,000
	State of Michigan,
6,600	LOC: Landes Bank Hessen-Thueringen, 3.61%, 04/03/07	6,600
6,000	LOC: Landes Bank Hessen-Thueringen, 3.65%, 03/06/07	6,000
20,145	LOC’s: State Street Bank & Trust Co./Bank of New York, 3.68%, 03/28/07	20,145
39,000	University of Michigan, 3.65%, 04/02/07	39,000
		95,745
	Minnesota — 2.1%
41,500	Rochester, Minnesota Health Care Facilities (Mayo Clinic), Series D, LIQ: Wells Fargo Bank N.A., 3.57%, 03/02/07	41,500
30,500	University of Minnesota, 3.52%, 03/05/07	30,500
		72,000
	Nevada — 0.7%
	Las Vegas Valley Water District, LIQ: BNP Paribas/Lloyd TSB Bank plc,
12,400	3.55%, 04/04/07	12,400
12,000	3.60%, 04/03/07	12,000
		24,400
	Ohio — 0.8%
	Cuyahoga County, LIQ: Bank of America,
11,000	3.52%, 03/07/07	11,000
10,000	3.64%, 07/11/07	10,000
7,000	Ohio State University, 3.52%, 03/01/07	7,000
		28,000
	Texas — 0.6%
20,000	Texas Municipal Power Agency, LIQ: Bayerische Landes Bank, 3.58%, 04/02/07	20,000
	Washington — 0.6%
	Metropolitan Washington Airports Authority,
11,000	3.60%, 03/06/07	11,000
5,500	3.63%, 03/08/07	5,500
4,900	University of Washington, LOC: KBC Bank, 3.53%, 04/02/07	4,900
		21,400
	Total Commercial Paper (Cost $415,483)	415,483
Daily Demand Notes — 9.4%
	California — 0.2%
6,600	Regional Airports Improvement Corp., Los Angeles International Airport, Rev., VAR, LOC: Societe Generale, 3.71%, 03/01/07	6,600
	Kentucky — 2.2%
18,100	Louisville Regional Airport Authority, OH LLC Project, Series A, Rev., VAR, 3.70%, 03/01/07	18,100
59,075	Louisville & Jefferson County, Regional Airport Authority, UPS Worldwide Forwarding, Series A, Rev., VAR, 3.66%, 03/01/07	59,075
		77,175
	Louisiana — 2.0%
29,385	City of Plaquemines Parish, Environmental Facilities, BP Exploration & Oil Project, Rev., VAR, AMT, 3.69%, 03/01/07	29,385
23,400	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VAR, AMT, 3.70%, 03/01/07	23,400
15,500	Saint Bernard Parish, Environmental Facilities, Mobil Oil Project, Rev., VAR, 3.60%, 03/01/07	15,500
		68,285
	Michigan — 0.5%
	Michigan State Hospital Finance Authority, Trinity Health Credit,
5,340	Series F, Rev., VAR, 3.63%, 03/01/07	5,340

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   59

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	Michigan — Continued
2,085	Series G, Rev., VAR, CIFG, 3.63%, 03/01/07	2,085
	Michigan State Housing Development Authority,
2,000	Series A, Rev., VAR, AMT, FSA, 3.70%, 03/01/07	2,000
9,300	Series C, Rev., VAR, AMT, FSA, 3.70%, 03/01/07	9,300
		18,725
	New York — 0.1%
3,260	Metropolitan Transportation Authority, Series G, Rev., VAR, LOC: BNP Paribas, 3.64%, 03/01/07	3,260
	Ohio — 1.4%
1,465	Ohio Air Quality Development Authority, Pollution Control, Series C, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.70%, 03/01/07	1,465
8,980	Ohio State Water Development Authority, Edison Co. Project, Series 1998-BP, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.68%, 03/01/07	8,980
1,810	State of Ohio, BP Chemical, Inc. Project Rev., VAR, AMT, 3.68%, 03/01/07	1,810
5,100	State of Ohio, Higher Education Facilities, Case Western Reserve Series A, Rev., VAR, 3.66%, 03/01/07	5,100
20,185	State of Ohio, Solid Waste, BP Exploration & Oil Project Series 2000-BP, Rev., VAR, AMT, GTY: BP North America 3.68%, 03/01/07	20,185
4,100	State of Ohio, Solid Waste, BP Products North America, Rev., VAR, AMT, GTY: BP North America, 3.68%, 03/01/07	4,100
4,900	University of Toledo, Rev., VAR, FGIC, 3.64%, 03/01/07	4,900
		46,540
	Oregon — 0.3%
8,700	Port of Portland, Horizon Air Insurance, Inc. Project, Rev., SO, VAR, LOC: Bank of America N.A., 3.71%, 03/01/07	8,700
	Pennsylvania — 1.2%
10,600	Harris County, Industrial Development Corp., PCR, Exxon Project, Rev., VAR, 3.60%, 03/01/07	10,600
31,100	Lower Neches Valley Authority Industrial Development Corp., Exxon Mobil Project, Series B, Rev., VAR, 3.60%, 03/01/07	31,100
		41,700
	Texas — 0.8%
20,000	Gulf Coast IDA, Citgo Petroleum Corp. Project, Rev., VAR, LOC: Royal Bank of Scotland, 3.69%, 03/01/07	20,000
6,350	West Side Calhoun Country Naval District, BP Chemical, Inc. Project, Rev., VAR, 3.69%, 03/01/07	6,350
		26,350
	Virginia — 0.4%
	King George County IDA, Birchwood Power Partners,
10,400	Series A, Rev., VAR, AMT, LOC: Bank of Nova Scotia, 3.75%, 03/01/07	10,400
4,200	Series B, Rev., VAR, AMT, LOC: Bank of Nova Scotia, 3.75%, 03/01/07	4,200
		14,600
	Wyoming — 0.3%
11,000	Sublette County, Exxon Project, Series B, Rev., VAR, 3.60%, 03/01/07	11,000
	Total Daily Demand Notes (Cost $322,935)	322,935
Municipal Bonds — 11.7%
	Arizona — 0.9%
31,475	Phoenix Civic Improvement Corp., Series 1122, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.69%, 03/02/07	31,475
	California — 0.7%
11,000	City of Oakland, TRAN, 4.50%, 07/17/07	11,033
13,000	County of Los Angeles, Metropolitan Transit Authority, Series A, TRAN, Rev., 4.50%, 06/29/07	13,041
		24,074
	Colorado — 2.6%
15,000	Colorado Housing & Finance Authority, Single Family, Series CL-1-B-5, Rev., AMT, 3.85%, 06/01/07	15,000
65,000	Colorado State Education Loan Program, Series A, Rev., TRAN, 4.50%, 08/03/07	65,187
8,730	Summit County School District No. 1, GO, TAN, 4.50%, 06/29/07	8,756
		88,943
	Idaho — 0.1%
5,000	State of Idaho, GO, TAN, 4.50%, 06/29/07	5,013
	Indiana — 0.6%
19,000	Indiana Health Facility Financing Authority, Ascension, Series A-2, Rev., VAR, 3.62%, 06/01/07	19,000

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Iowa — 0.2%
7,000	Iowa State School Cash Anticipation Program, Series A, FSA, 4.50%, 06/28/07	7,017
	Maine — 0.1%
5,000	Maine State Housing Authority, Series F, Rev., VAR, AMT, 3.65%, 09/14/07	5,000
	Michigan — 0.7%
25,000	State of Michigan, Series A, GO, LOC: Depfa Bank plc, 4.25%, 09/28/07	25,105
	Minnesota — 0.1%
5,000	Minnesota Housing Finance Agency, Residential, Series R, Rev., AMT, 3.58%, 07/01/07	5,000
	New Mexico — 0.3%
9,000	State of New Mexico, Rev., TRAN, 4.50%, 06/29/07	9,022
	North Carolina — 0.3%
11,000	North Carolina Housing Finance Agency, Series 22-C, Rev., AMT, 3.65%, 07/01/07	11,000
	Ohio — 1.5%
4,250	Bowling Green City School District, GO, BAN, 4.25%, 06/19/07	4,258
2,313	City of Lakewood, Series A, GO, BAN, 4.50%, 06/14/07	2,318
16,445	City of Stow, GO, BAN, 4.50%, 05/10/07	16,470
9,000	Hamilton City School District, School Improvement, GO, 4.25%, 06/06/07	9,014
	University of Cincinnati,
11,965	Series C, Rev., BAN, 4.50%, 03/28/07	11,973
7,000	Series C, Rev., BAN, 4.50%, 01/24/08	7,054
		51,087
	Other — 1.0%
	Federal Home Loan Mortgage Corp., Multi-Family VRD Certificates,
10,785	Series 2003-M001, Class A, VAR, AMT, GTY: FHLMC, 3.75%, 03/05/07	10,785
11,496	Series 2003-M002, Class A, VAR, AMT, 3.75%, 03/05/07	11,496
10,690	Series M008, Class A, VAR, AMT, 3.75%, 03/01/07	10,691
		32,972
	Pennsylvania — 0.5%
8,000	City of Philadelphia, GO, TRAN, 4.50%, 06/29/07	8,019
9,000	Philadelphia School District, Series A, GO, TRAN, LOC: Bank of America N.A., 4.50%, 06/29/07	9,020
		17,039
	Texas — 1.9%
50,000	State of Texas, TRAN, 4.50%, 08/31/07	50,229
14,505	State of Texas, College Student Loan, GO, VAR, 3.73%, 08/01/07	14,505
		64,734
	Wisconsin — 0.2%
5,000	Waukesha School District, GO, TRAN, 4.50%, 08/22/07	5,021
	Total Municipal Bonds (Cost $401,502)	401,502
Weekly Demand Notes — 67.1%
	Alabama — 0.2%
7,130	Alabama Housing Finance Authority, Multi-Family Housing, Series F17J, Class D, Rev., VAR, AMT, LIQ: Lehman Brothers Special Financing, 3.67%, 03/07/07	7,130
	Arizona — 1.0%
13,995	Maricopa County IDA, Series 116, Rev., VAR, LIQ: Bank of America N.A., 3.75%, 03/01/07	13,995
20,000	Salt River Pima-Maricopa Indian Community, Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/02/07	20,000
		33,995
	Arkansas — 0.3%
2,810	Arkansas Development Finance Authority, Semco, Inc. Project, Rev., VAR, AMT, LOC: Bank of America N.A., 3.77%, 03/01/07	2,810
8,500	Osceola Solid Waste District, Plum Point Energy Association LLC Project, Rev., VAR, LOC: Credit Suisse, 3.69%, 03/05/07	8,500
		11,310
	California — 1.7%
4,200	ABAG Finance Authority for Nonprofit Corps, Paragon Apartments, Series A, Rev., VAR, LOC: Comerica Bank, 3.69%, 03/02/07 (m)	4,200
	Goldman Sachs Pool Trust,
19,793	Series 24TP, Rev., VAR, LIQ: Goldman Sachs Special Situation, 3.75%, 03/05/07	19,793
2,990	Series 34TP, Rev., VAR, LIQ: Goldman Sachs Special Situation, 3.75%, 03/02/07	2,989

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   61

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
12,540	Golden State Tobacco Securitization Corp., Series 8Z, Rev., VAR, AMBAC, LIQ: Special Situations Investing, 3.71%, 03/01/07	12,540
7,000	Municipal Securities Trust Certificates, Series 3001, Class A, GO, VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.61%, 03/06/07	7,000
12,000	Roaring Fork Municipal Products LLC, Class A, Series 2007-3, Class A, Rev., FNMA, 3.78%, 03/01/07	12,000
		58,522
	Colorado — 4.0%
6,750	Adams County Housing Authority, Multi-Family Housing, Semper Village, Apartments Project, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.72%, 03/01/07	6,750
4,840	City of Erie, Finance Corp., COP, VAR, LOC: Keybank N.A., 3.57%, 03/07/07	4,840
5,300	Colorado Housing & Finance Authority, Multi-Family Housing, Grant, Series A, VAR, LOC: Wells Fargo Bank N.A., 3.65%, 03/01/07	5,300
	Colorado Housing & Finance Authority, Single Family Mortgage,
23,200	Series A2, Class I, Rev., VAR, AMT, 3.58%, 03/07/07	23,200
10,000	Series A3, Class 1, Rev., VAR, AMT, 3.58%, 03/07/07	10,000
5,900	Crystal Valley Metropolitan District No. 1, Rev., VAR, LOC: Well Fargo Bank N.A., 3.65%, 03/05/07	5,900
	Denver City & County Airport,
22,300	Series A, Rev., VAR, AMT, CIFG, 3.58%, 03/07/07	22,300
8,300	Series B, Rev., VAR, AMT, CIFG, 3.56%, 03/07/07	8,300
9,100	Series C, Rev., VAR, AMT, LOC: Societe Generale, 3.55%, 03/07/07	9,100
10,775	Denver City & County Airport, Merlots, Series A-61, Rev., VAR, FGIC, 3.61%, 03/07/07	10,775
7,000	Denver City & County, Wellington E Webb, Series C3, COP, VAR, AMBAC, 3.51%, 03/07/07	7,000
3,500	Harvest JCT Metropolitan District, GO, VAR, LOC: U.S. Bank N.A., 3.70%, 03/01/07	3,500
5,845	Mesa County, Goodwill Industries, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.65%, 03/01/07	5,845
	Public Highway Authority, TOCS,
3,021	Series Z-9, Rev., VAR, MBIA, LIQ: Goldman Sachs Special Situation, 3.71%, 03/07/07	3,021
6,100	Series Z-13, Rev., VAR, MBIA, LIQ: Goldman Sachs, 3.71%, 03/02/07	6,100
5,690	Westminster Economic Development Authority, Mandalay Gardens Urban, Tax & Allocation Bond, VAR, LOC: Depfa Bank plc, 3.66%, 03/05/07	5,690
		137,621
	Delaware — 1.8%
	Goldman Sachs Pool Trust,
45,255	Series 19TP, Rev., VAR, LIQ: Goldman Sachs Special Situation, 3.78%, 03/05/07	45,255
6,692	Series 35TP, Rev., VAR, LIQ: Goldman Sachs Special Situation,3.78%, 03/06/07	6,692
3,700	Series 56TP, Rev., VAR, LIQ: Goldman Sachs Special Situation, 3.75%, 03/02/07	3,700
5,600	New Castle County, Fairfield English Village Project, Rev., VAR, AMT, FNMA, LIQ: FNMA, 3.72%, 03/02/07	5,600
		61,247
	District of Columbia — 0.3%
8,835	Metropolitan Washington D.C. Airport Authority, STARS, Series 2006-148, Rev., VAR, MBIA, LIQ: BNP Paribas, 3.73%, 03/04/07	8,835
	Florida — 4.8%
11,995	City of Palm Coast, STARS, Series 2007-004, Rev., MBIA, LIQ: BNP Paribas, 3.72%, 03/05/07	11,995
21,171	Clipper Tax-Exempt Certificate Trust, Series 2005-40 Rev., VAR, AMT, 3.73%, 03/05/07	21,171
17,800	Collier County IDA, Allete, Inc., Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.72%, 03/06/07	17,800
32,000	Florida Gas Utility, Gas Supply Project No. 2-A-4, Rev., VAR, 3.63%, 03/07/07	32,000
7,115	Florida Housing Finance Agency, Multi-Family Housing, Series PT-3766, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.78%, 03/05/07	7,115
11,000	Highlands County Health Facilities Authority, Adventist Health System, Series C, Rev., VAR, 3.68%, 03/07/07	11,000
8,000	Hillsborough County IDA, Carrollwood Day School Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.65%, 03/05/07	8,000

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Florida — Continued
	Miami-Dade County,
4,100	Series 1415, Rev., CIFG, LIQ: Morgan Stanley Municipal Funding, 3.72%, 03/01/07	4,100
5,975	Series MT-345, Rev., FGIC, LIQ: Svenska Handelsbanken, 3.73%, 03/05/07	5,975
9,300	Miami-Dade County Health Facilities Authority, Hospital Revenue, Series PT721, Rev., VAR, AMBAC, 3.71%, 03/03/07	9,300
4,755	Palm Beach County Housing Development Corp., Caribbean Villas, Rev., VAR, AMT, FNMA, LIQ: FNMA, 3.72%, 03/01/07	4,755
5,500	Palm Beach County, Zoological Society, Inc., Project, Rev., VAR, AMT, LOC: Northern Trust Co., 3.66%, 03/05/07	5,500
27,690	Tampa Bay Water Florida Utility System Revenue, Series PT-3505, Rev., VAR, FGIC, LIQ: Dexia Credit Local, 3.71%, 03/05/07	27,690
		166,401
	Georgia — 0.2%
6,600	Lehman Municipal Trust Receipts, Atlanta Georgia Apartments, Series S, Rev., VAR, FGIC, LIQ: Lehman Liquidity Co., 3.62%, 03/05/07	6,600
	Illinois — 2.1%
23,780	Chicago Board of Education, Series PT-2931, GO, VAR, AMBAC, LIQ: Dexia Credit Local, 3.71%, 03/01/07	23,780
7,460	Chicago Board of Education, Merlots, Series A47, GO, VAR, FGIC, 3.56%, 03/07/07	7,460
	Chicago O’Hare International Airport, Merlots,
5,560	Series A85, Rev., VAR, AMBAC, 3.61%, 03/07/07	5,560
10,000	Series B06, Rev., VAR, AMT, AMBAC, 3.61%, 03/07/07	10,000
2,871	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VAR, AMT, LOC: Societe Generale, 3.57%, 03/07/07	2,871
5,000	City of Carol Stream, Multi-Family Housing, Charles Square, Rev., VAR, FNMA, LIQ: FNMA, 3.66%, 03/07/07	5,000
7,400	Illinois Housing Development Authority, Housing Pheasant Ridge/Hunter, Rev., VAR, AMT, LOC: LaSalle Bank N.A., 3.73%, 03/06/07	7,400
6,610	Metropolitan Pier & Exposition Authority, Series PZ-44, Rev., VAR, FSA, MBIA, 3.72%, 03/07/07	6,610
2,330	Will & Kankakee County Regional Development Authority, JRS Realty Association LLC Project, Series A, Rev., VAR, LOC: PNC Bank N.A., 3.77%, 03/05/07	2,330
		71,011
	Indiana — 1.6%
6,500	City of Hammond Sewer, Cargill, Inc. Project, Rev., VAR, 3.60%, 03/07/07	6,500
1,700	City of Indianapolis EDR, Roth Companies, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.86%, 03/07/07	1,700
7,500	City of Marion, Wesleyan University Project, Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	7,500
3,565	Indiana Health Facility Financing Authority, Mary Sherman Hospital, Rev., VAR, LOC: Fifth Third Bank, 3.70%, 03/05/07	3,565
10,000	Indiana Housing & Community Development Authority, Series A-2, Rev., VAR, GNMA/FNMA COLL, 3.70%, 03/02/07	10,000
3,395	Indiana State Finance Authority, Series 111, Rev., VAR, AMBAC, LIQ: Bank of America N.A., 3.73%, 03/01/07	3,395
	Indianapolis Local Public Improvement Bond Bank, Water Works Project,
3,810	Series H, Rev., VAR, AMT, MBIA, 3.65%, 03/06/07	3,810
8,155	Series Z7, Rev., VAR, AMBAC, LIQ: Goldman Sachs Special Situation, 3.71%, 03/06/07	8,155
9,495	Vanderburgh County, Multi-Family Housing, Arbors Apartment Project, Rev., VAR, AMT, LOC: LaSalle Bank N.A., 3.73%, 03/02/07	9,495
		54,120
	Iowa — 0.6%
6,875	Iowa Finance Authority, Diocese of Sioux City Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.65%, 03/05/07	6,875
15,370	Iowa Finance Authority, Private School Facilities, Regis Schools, Rev., VAR, LOC: Allied Irish Bank plc, 3.72%, 03/06/07	15,370
		22,245
	Kansas — 0.1%
4,310	City of Independence, Limited Obligation, Matcor Project, Series A, Rev., VAR, AMT, LOC: Comerica Bank, 3.81%, 03/05/07	4,310

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Louisiana — 0.2%
6,250	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VAR, 3.59%, 03/06/07	6,250
	Maryland — 0.5%
4,020	Carrol County, Fairhaven & Copper, Series A, Rev., VAR, LOC: Branch Banking & Trust, 3.67%, 03/07/07	4,020
5,555	Maryland State Community Development Administration Multi-Family Housing, Residential, Series PA-1432, Rev., VAR, 3.71%, 03/01/07	5,555
7,585	Montgomery County Housing Opportunities Commission, Series PT-3765, Rev., VAR, 3.78%, 03/05/07	7,585
		17,160
	Michigan — 4.3%
	ABN AMRO Munitops Certificate Trust,
8,320	Series 2004-44, GO, VAR, MBIA, 3.69%, 03/05/07	8,320
11,685	Series 2006-45, Rev., VAR, AMT, GNMA COLL, 3.74%, 03/05/07	11,685
7,785	Allen Park Public School District, Merlots, GO, FSA Q-SBLF, 3.56%, 03/07/07	7,785
6,735	Kentwood Economic Development Corp., Limited Obligation, Holland, Series B, Rev., VAR, LOC: LaSalle Bank N.A., 3.65%, 03/05/07	6,735
3,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VAR, FSA, LIQ: Morgan Stanley Dean Witter, 3.69%, 03/01/07	3,000
3,140	Michigan State Hospital Finance Authority, Southwestern Rehab Hospital, Rev., VAR, LOC: Fifth Third Bank, 3.70%, 03/01/07	3,140
8,400	Michigan State Housing Development Authority, Series B, Rev., VAR, AMT, 3.61%, 03/02/07	8,400
7,900	Michigan State Housing Development Authority, Multi-Family Housing, River Place Apartments Rev., VAR, LOC: Bank of New York, 3.56%, 03/01/07	7,900
2,460	Michigan Strategic Fund, JEB Property LLC Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.81%, 03/01/07	2,460
2,630	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VAR, AMT, LOC: LaSalle Bank N.A., 3.72%, 03/01/07	2,630
4,000	Michigan Strategic Fund, Millennium Steering LLC Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.78%, 03/01/07	4,000
2,540	Michigan Strategic Fund, Limited Obligation, Sterling Die & Engineering Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.81%, 03/01/07	2,540
19,400	Milan Area Schools, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.68%, 03/06/07	19,400
6,415	Roaring Fork Municipal Products LLC, Series 2006-9, Class A, Rev., FSA, 3.72%, 03/05/07	6,415
6,505	University of Michigan, Hospital, Series A, Rev., VAR, 3.52%, 03/01/07	6,505
8,850	University of Michigan, Medical Services Plan, Series A, Rev., VAR, 3.52%, 03/02/07	8,850
13,235	Wayne Charter County Airport, Detroit Metropolitan County, Series A, Rev., VAR, AMT, AMBAC, 3.56%, 03/07/07	13,235
25,000	Wayne Charter County, Detroit Metropolitan, Wayne Charter Airport, Junior Lien, Rev., VAR, AMT, FSA, 3.69%, 03/02/07	25,000
		148,000
	Minnesota — 0.3%
10,000	City of Minneapolis, St. Paul Metropolitan Airports Commission, Series 2007-1G, Rev., VAR, AMBAC, LIQ: Goldman Sachs Special Situation, 3.70%, 03/01/07	10,000
	Mississippi — 0.3%
10,000	Mississippi Development Bank, Municipal Gas Authority, Natural Gas Project, Rev., SO, VAR, 3.65%, 03/07/07	10,000
	Missouri — 0.9%
	Missouri Higher Education Loan Authority, Student Loans,
15,000	Series A, Rev., VAR, MBIA, 3.72%, 03/06/07	15,000
4,900	Series E, Rev., VAR, MBIA, 3.73%, 03/06/07	4,900
4,850	Missouri Housing Development Commission, Single Family Mortgage, Certificates Macon Trust, Series 2002-K, Rev., VAR, AMT, GNMA/FNMA, 3.73%, 03/05/07	4,850
6,790	Municipal Securities Trust Certificates, Series 2005-236, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.61%, 03/05/07	6,790
		31,540
	Montana — 0.1%
3,715	Montana Board of Housing, Single-Housing Mortgage, Certificates Macon Trust, Series 2002-L, Rev., VAR, AMT, 3.78%, 03/05/07	3,715

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Nebraska — 1.1%
4,253	American Public Energy Agency, Series A, Rev., VAR, 3.65%, 03/01/07	4,253
14,543	American Public Energy Agency, National Public Gas Agency Project, Series A, Rev., VAR, 3.65%, 03/01/07	14,543
17,465	Nebraska Investment Finance Authority, Single Family Housing, Series B, Rev., VAR, GNMA/FNMA/FHLMC, 3.58%, 03/07/07	17,465
		36,261
	Nevada — 1.5%
18,730	Las Vegas Valley Water District, Merlots, Series B-10, GO, MBIA, 3.56%, 03/05/07	18,730
33,840	Clark County School District, Merlots, Series C-09, GO, AMBAC, 3.56%, 03/07/07	33,840
		52,570
	New Jersey — 0.6%
10,960	Municipal Securities Trust Certificates, Series 2006-3014, Class A, Rev., VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.61%, 03/01/07	10,960
8,785	New Jersey Transportation Trust Fund Authority, Transportation Systems, Series 10Z, Rev., VAR, FSA, LIQ: Goldman Sachs Special Situation, 3.71%, 03/01/07	8,785
		19,745
	New Mexico — 0.3%
9,080	New Mexico Educational Assistance Foundation, Merlots, Series A-26, Rev., VAR, LIQ: Wachovia Bank N.A., 3.61%, 03/07/07	9,080
	New York — 0.6%
11,500	Seneca County Industrial Development Agency, Series W, Rev., VAR, LIQ: Bank of America N.A., 3.75%, 03/02/07	11,500
10,000	Tobacco Settlement Financing Authority, TOCS, Series D, Rev., VAR, LIQ: Goldman Sachs Special Situation, 3.73%, 03/07/07	10,000
		21,500
	North Carolina — 2.5%
6,250	County of Guilford, Series B, GO, VAR, 3.67%, 03/06/07	6,250
37,010	Mecklenburg County, COP, VAR, 3.64%, 03/01/07	37,010
20,680	North Carolina Capital Facilities Finance Agency, NCA&T University Foundation Project, Series B, Rev., VAR, RADIAN, 3.72%, 03/07/07	20,680
7,065	North Carolina Eastern Municipal Power Agency, Merlots, Series A-02, Rev., VAR, MBIA-IBC, 3.56%, 03/07/07	7,065
4,075	North Carolina Eastern Municipal Power Agency, Series MT-99, Rev., VAR, FGIC, 3.71%, 03/02/07	4,075
12,000	Raleigh Durham Airport Authority, Series C, Rev., VAR, AMT, XLCA, 3.58%, 03/07/07	12,000
		87,080
	North Dakota — 0.8%
27,210	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage, Series A, Rev., VAR, 3.59%, 03/07/07	27,210
	Ohio — 7.8%
9,495	City of Lyndhurst, EDR, Hawken Schools, Series 2002, VAR, 3.67%, 03/01/07	9,495
4,460	City of Westlake, Health Care Facilities, Lutheran Home Project, Rev., VAR, LOC: National City Bank, 3.68%, 03/06/07	4,460
26,510	County of Hamilton, Ohio Sewer Systems, Series PT-3736, Rev., MBIA, 3.70%, 03/06/07	26,510
3,640	Cuyahoga County Health Care Facilities, Eliza Jennings Home Project, Rev., VAR, LOC: LaSalle Bank, N.A., 3.67%, 03/02/07	3,640
25,000	Dayton-Montgomery County Port Authority, Series ROCS-RR-II-R-813CE, Rev., VAR, LIQ: Citigroup Financial Products, 1.00%, 03/01/07	25,000
3,245	Eclipse Funding Trust, Solar Eclipse, Series 2006-0107, VAR, FGIC, LIQ: U.S. Bank N.A., 3.69%, 03/02/07	3,245
895	Franklin County, Health Care Facilities, Friendship Village-Dublin, Series A, Rev., VAR, LOC: LaSalle Bank N.A., 3.65%, 03/02/07	895
4,365	Franklin County, Health Care Facilities, Presbyterian, Series B, Rev., VAR, LOC: National City Bank, 3.67%, 03/07/07	4,365
4,510	Franklin County, Multi-Family Housing, Ashton Square Apartments Project Rev., VAR, AMT, FNMA, LIQ: FNMA, 3.72%, 03/05/07	4,510
440	Kent State University, General Receipts, Rev., VAR, MBIA, 3.50%, 03/07/07	440
6,865	Lake County, Hospital Facilities, Lake Hospital System, Inc., Rev., VAR, RADIAN, 3.60%, 03/07/07	6,865

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
3,785	Mahoning County, Forum Health Obligation Group, Series B, Rev., VAR, LOC: Fifth Third Bank, 3.68%, 03/01/07	3,785
4,240	Miami County, Hospital Authority, Series PT-575, Rev., VAR, 3.74%, 03/02/07	4,240
3,500	Montgomery County, Dayton Art Institute Project, Rev., VAR, LOC: National City Bank, 3.72%, 03/05/07	3,500
11,451	Ohio Housing Finance Agency, Multi-Family Housing, Chambrel At Montrose, Series F, Rev., VAR, FNMA, LIQ: FNMA, 3.66%, 03/05/07	11,451
	Ohio Housing Finance Agency, Residential Mortgage Backed,
7,500	Series B, Rev., VAR, AMT, 3.57%, 03/07/07	7,500
10,500	Series F, Rev., VAR, AMT, GNMA/FNMA, 3.55%, 03/02/07	10,500
29,550	Series F, Rev., VAR, AMT, GNMA/FNMA/FHLMC, 3.55%, 03/07/07	29,550
21,880	Ohio State Water Development Authority, First Energy Nuclear, Series C, Rev., VAR, LOC: Wachovia Bank N.A., 3.58%, 03/07/07	21,880
25,675	Ohio State Water Development Authority, First Energy Project, Series A, Rev., VAR, AMT, LOC: Barclays Bank plc, 3.70%, 03/06/07	25,675
7,000	State of Ohio, Common Schools, Series C, GO, VAR, 3.50%, 03/07/07	7,000
6,935	State of Ohio, Merlots, Series D-06, GO, VAR, MBIA, 3.56%, 03/07/07	6,935
43,430	Student Loan Funding Corp., Cincinnati Student Loan, Series A-2, Rev., VAR, AMT, GTY: U.S. Department of Education Project, 3.60%, 03/07/07	43,430
2,990	Warren County, EDA, Ralph J. Stolle Countryside, Rev., VAR, LOC: Fifth Third Bank, 3.69%, 03/02/07	2,990
		267,861
	Oklahoma — 0.4%
14,384	Roaring Fork Municipal Products LLC, Series 2006-13, Class A, Rev., VAR, 3.80%, 03/07/07	14,384
	Other — 10.0%
2,430	ABN AMRO Munitops Certificate Trust, Series 2002-1, Rev., VAR, AMT, 3.80%, 03/05/07 (m)	2,430
36,026	Clipper Tax-Exempt Certificate Trust, Series 2002-9 Weekly, COP, VAR, AMT, LIQ: State Street Bank & Trust Co., 3.80%, 03/02/07	36,026
	Puttable Floating Option Tax-Exempt Receipts,
74,600	Series EC-001, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.90%, 03/05/07	74,600
110,215	Series EC-002, Rev., VAR, 3.90%, 03/06/07	110,215
7,065	Series PPT-39, Class A, Rev., VAR, 3.78%, 03/01/07	7,065
7,675	Series PPT-1006, Class A, Rev., VAR, 3.78%, 03/05/07	7,675
15,900	Series PZP-015, Class A, Rev., VAR, 3.75%, 03/01/07	15,900
26,025	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust Series 2001-2, Class A, Rev., VAR, LIQ: FHLMC, 3.74%, 03/06/07	26,025
	Roaring Fork Municipal Products LLC,
10,660	Series 2001-7, Class A, Rev., VAR, AMT, 3.80%, 03/05/07	10,660
8,800	Series 2001-10, Class A, Rev., VAR, AMT, 3.80%, 03/01/07	8,800
10,535	Series 2005-19, Class A, Rev., VAR, FSA, 3.73%, 03/07/07	10,535
35,000	TEBS Tax Exempt Multi-family Housing Certificates, Series 2006-A, Rev., VAR, 3.78%, 03/05/07	35,000
		344,931
	Pennsylvania — 2.3%
15,250	Lancaster County Hospital Authority, Quarryville Presbyterian, Rev., VAR, LOC: Manufactures & Traders, 3.67%, 03/01/07	15,250
10,000	Lancaster County Hospital Authority, Willow Valley Retirement Project, Series A, Rev., VAR, RADIAN, 3.67%, 03/02/07	10,000
5,855	Lehman Municipal Trust Receipts, Pennsylvania Economic Development, Rev., VAR, LIQ: Lehman Brothers Special Financing, 3.67%, 03/05/07	5,855
3,100	Pennsylvania Economic Development Financing Authority, Fabtech, Inc. Project, Series D, VAR, AMT, LOC: PNC Bank N.A., 3.73%, 03/07/07	3,100
6,000	Pennsylvania Economic Development Financing Authority, Shipping Port Project, Series A, Rev., VAR, AMT, LOC: PNC Bank N.A., 3.61%, 03/07/07	6,000
10,000	Pennsylvania Higher Education Assistance Agency, Series A, Rev., VAR, AMT, AMBAC, 3.60%, 03/07/07	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Pennsylvania — Continued
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
18,795	Series 83-B, Rev., VAR, AMT, 3.52%, 03/07/07	18,795
10,000	Series 84-D, Rev., VAR, AMT, 3.55%, 03/07/07	10,000
		79,000
	Rhode Island — 0.2%
7,735	Rhode Island Health & Educational Building Corp., Series PA-1384, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.73%, 03/05/07	7,735
	South Carolina — 0.1%
4,100	South Carolina Jobs & EDA, Episcopal Church Home, Rev., VAR, RADIAN, 3.68%, 03/01/07	4,100
	South Dakota — 0.6%
20,000	South Dakota Housing Development Authority, Homeownership Mortgage, Series C, Rev., VAR, AMT, 3.56%, 03/05/07	20,000
	Tennessee — 0.7%
10,000	TRS Trust, Series F6, Regulation D, Rev., VAR, LIQ: Lehman Brothers Special Financing, 3.62%, 03/07/07	10,000
13,600	Volunteer State Student Funding Corp., Series A-2, Rev., VAR, LOC: State Street Bank & Trust Co., 3.57%, 03/07/07	13,600
		23,600
	Texas — 6.4%
9,815	ABN AMRO Munitops Certificate Trust, Series 2006-69, GO, VAR, AMT, MBIA, 3.74%, 03/01/07	9,815
14,755	Austin Housing Finance Corp., Series PT-3680, Rev., VAR, 3.76%, 03/02/07	14,755
9,495	Bexar County Housing Finance Corp., Series PT-3764, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.78%, 03/05/07	9,495
4,000	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VAR, LOC: Bank of America N.A., 3.59%, 03/07/07	4,000
5,500	Capital Area Housing Finance Corp., Cypress Creek at River Apartments, Rev., VAR, LOC: Citibank N.A., 3.63%, 03/07/07	5,500
19,900	City of Houston, Airport Systems, Sub Lien, Series A, Rev., VAR, AMT, FSA, 3.58%, 03/07/07	19,900
22,500	City of San Antonio, Series SG-159, Rev., VAR, FSA, 3.68%, 03/02/07	22,500
25,000	Clipper Tax-Exempt Certificate Trust, Series 2007-4, Rev., VAR, LIQ: State Street Bank & Trust Co., 3.70%, 03/01/07	25,000
5,000	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VAR, MBIA, PSF-GTD, LIQ: U.S. Bank N.A., 3.69%, 03/06/07	5,000
13,600	Harris County Housing Finance Corp., Baypointe Apartments, Rev., VAR, LOC: Citibank N.A., 3.63%, 03/07/07	13,600
3,805	Montgomery County Housing Finance Corp., Multi-Family Housing, Series F1, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 3.62%, 03/07/07	3,805
7,400	Municipal Securities Trust Certificates, Series 272, Class A, VAR, GO, PSF-GTD, LIQ: Bear Stearns Capital Markets, 3.61%, 03/01/07	7,400
5,160	Nacogdoches County, Hospital District Sales Tax, Merlots, Series A59, Rev., VAR, AMBAC, 3.56%, 03/07/07	5,160
8,595	Roaring Fork Municipal Products LLC, Waste Water, Series 2005-10, Class A, Rev., VAR, 3.73%, 03/06/07	8,595
6,195	State of Texas, Series PZ-108, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.72%, 03/05/07	6,195
13,635	State of Texas, Veterans Housing Assistance Fund, Series II-A, GO, VAR, AMT, 3.58%, 03/07/07	13,635
15,000	Texas Department of Housing & Community Affairs, Harris Branch Apartments, Rev., VAR, LOC: Wachovia Bank N.A. 3.72%, 03/07/07	15,000
14,250	Texas State Department of Housing & Community Affairs, Idlewilde Apartments, Rev., VAR, FNMA, LIQ: FNMA, 3.72%, 03/02/07	14,250
6,725	Texas State Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VAR, AMT, FHLMC, LIQ: FHLMC, 3.60%, 03/07/07	6,725
9,330	Trinity River Authority, Community Waste Disposal Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.72%, 03/02/07	9,330
		219,660
	Utah — 0.5%
10,016	Jordanelle Special District, Tuhaye Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.65%, 03/06/07	10,016
8,400	Utah State Board of Regents, Series L, Rev., VAR, AMT, AMBAC, 3.57%, 03/07/07	8,400
		18,416

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   67

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Virginia — 0.6%
	Virginia Housing Development Authority, Merlots,
7,990	Series C03, Rev., VAR, 3.61%, 03/07/07	7,990
7,400	Series C07, Rev., VAR, 3.61%, 03/07/07	7,400
5,820	Virginia Small Business Financing Authority, University Real Estate, Rev., VAR, CIFG, 3.67%, 03/02/07	5,820
		21,210
	Washington — 1.3%
13,420	Port of Seattle, Merlots, Series B-04, Rev., VAR, AMT, FGIC, 3.61%, 03/07/07	13,420
2,000	Port of Seattle, Sub Lien, Rev., VAR, AMT, LOC: Fortis Bank S.A./N.V., 3.57%, 03/07/07	2,000
8,995	State of Washington, Merlots, Series B-22, VAR, GO, FGIC, MBIA, 3.56%, 03/07/07	8,995
4,000	Washington State Housing Finance Commission, District Council No.5, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.65%, 03/02/07	4,000
16,340	Washington State Housing Finance Commission, Vintage Spokane Project, Series A, Rev., VAR, LIQ: FNMA, 3.72%, 03/06/07	16,340
		44,755
	West Virginia — 0.6%
8,345	Marshall County, IDR, Warren Distribution, Inc., Rev., VAR, LOC: Bank of America N.A., 3.72%, 03/01/07	8,345
10,800	Putnam County, Solid Waste Disposal, Toyota Motor Manufacturing Project, Series A, Rev., VAR, AMT, 3.57%, 03/07/07	10,800
		19,145
	Wisconsin — 2.7%
7,275	Milwaukee Redevelopment Authority, Yankee Hill Apartments, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.60%, 03/05/07	7,275
	Wisconsin Housing & EDA,
74,995	Series A, Rev., VAR, AMT, 3.55%, 03/01/07	74,995
6,140	Series B, Rev., VAR, AMT, 3.58%, 03/07/07	6,140
5,690	Series C, Rev., VAR, AMT, 3.58%, 03/07/07	5,690
		94,100
	Wyoming — 0.2%
8,600	City of Green River, Solid Waste Disposal, OCI Wyoming LP Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.91%, 03/05/07	8,600
	Total Weekly Demand Notes (Cost $2,310,955)	2,310,955
	Total Investments — 100.3% (Cost $3,450,875)*	3,450,875
	Liabilities in Excess of Other Assets — (0.3)%	(8,661)
	NET ASSETS — 100.0%	$3,442,214

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

JPMorgan Money Market Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

ABBREVIATIONS:

*—	The cost of securities is substantially the same for federal income tax purposes.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f)—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands).

	Market Value	Percentage
Prime Money Market Fund	$400,000	0.5%
Liquid Assets Money Market Fund	150,000	1.4

(g)—	Amount rounds to less than 0.1%

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell

(m)—	All or a portion of this security is segregated for current or potential holdings of when-issued securities, delayed delivery securities, and reverse repurchase agreements

(n)—	The rate shown is the effective yield at the date of purchase

ACES—	Automatically Convertible Securities

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BAN—	Bond Anticipation Notes

CIFG—	CDC IXIS Financial Guaranty

COLL—	Collateral

COP—	Certificates of Participation

CR—	Custodial Receipts

DN—	Discount Notes

EAGLE—	Earnings of accrual generated on local tax-exempt securities

EDA—	Economic Development Authority

EDR—	Economic Development Revenue

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Authority

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FSA—	Financial Security Assurance

GNMA—	Government National Mortgage Association

FRN—	Floating Rate Notes. The interest rate shown is the rate in effect at February 28, 2007

GAN—	Grant Anticipation Note

GO—	General Obligation

GTD—	Guaranteed

GTY—	Guaranty

IBC—	Insured Bond Certificates

ICR—	Insured Custodial Receipts

IDA—	Industrial Development Authority

IDB—	Industrial Development Board

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association

Merlots—	Municipal Exempt Receipts Liquidity Optional Tender

PCR—	Pollution Control Revenue

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Board Loan Fund

RADIAN—	Radian Asset Assurance

RAN—	Revenue Anticipation Notes

Rev—	Revenue Bond

SAAN—	Student Aid Anticipatory Notes

SCAGO—	South Carolina Association of Governmental Organizations

SCSDE—	South Carolina School District Enhancement

SO—	Special Obligation

STARS—	Short-Term Adjustable Rate

TAN—	Tax Anticipation Notes

TAW—	Tax Anticipation Warrant

TCRS—	Transferable Custodial Receipts

TOCS—	Tender Options Certificates

TRAN—	Tax & Revenue Anticipation Notes

VAR—	Variable Rate Note. The interest rate shown is the rate in effect at February 28, 2007

VHA—	Veterans Health Administration

VRD—	Variable Rate Demand

XLCA—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   69

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2007

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
ASSETS:
Investments, at value	$80,206,085	$9,777,141	$7,622,865	$333
Repurchase agreements, at value	10,159,539	1,098,998	10,514,648	8,023,237
Total investment securities, at value	90,365,624	10,876,139	18,137,513	8,023,570
Cash	2,204	531	1	—	(a)
Receivables:
Fund shares sold	3,473	282	13	6
Interest and dividends	487,823	49,474	50,439	1,174
Prepaid expenses and other assets	1	4	3	2
Total Assets	90,859,125	10,926,430	18,187,969	8,024,752

LIABILITIES:
Payables:
Dividends	135,551	13,971	28,442	20,439
Investment securities purchased	1,719,140	244,855	—	—
Fund shares redeemed	31	23	—	—	(a)
Accrued liabilities:
Investment advisory fees	5,544	647	1,037	496
Administration fees	5,287	517	812	452
Shareholder servicing fees	5,032	1,718	1,762	1,587
Distribution fees	99	772	401	334
Custodian and accounting fees	893	83	104	81
Trustees’ and Officers’ fees	602	30	221	92
Other	2,818	630	690	332
Total Liabilities	1,874,997	263,246	33,469	23,813
Net Assets	$88,984,128	$10,663,184	$18,154,500	$8,000,939

(a)	Amount rounds to less than $1,000.

*	Redemption price for Class B and Class C Shares may be reduced by contingent deferred sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$88,984,963	$10,663,717	$18,154,966	$8,001,175
Accumulated undistributed (distributions in excess of) net investment income	(813)	(529)	(465)	(236)
Accumulated net realized gains (losses)	(22)	(4)	(1)	—
Total Net Assets	$88,984,128	$10,663,184	$18,154,500	$8,000,939
Net Assets:
Morgan	$5,961,657	$2,783,868	$3,245,121	$1,909,921
Premier	7,844,932	545,911	1,624,006	1,424,189
Agency	10,626,102	183,392	3,890,478	896,961
Class B	6,161	18,717	—	1,528
Class C	1,497	494,963	—	28,026
Institutional	25,408,596	1,670,013	2,065,993	1,009,749
Reserve	461,798	1,461,304	343,592	876,221
Investor	—	1,841,427	—	1,854,344
Cash Management	28,464	—	—	—
Capital	38,644,921	1,663,573	6,985,294	—
Service	—	16	16	—
Total	$88,984,128	$10,663,184	$18,154,500	$8,000,939
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Morgan	5,961,384	2,783,877	3,245,280	1,910,002
Premier	7,844,885	545,914	1,624,031	1,424,301
Agency	10,626,118	183,409	3,890,582	896,839
Class B	6,162	18,718	—	1,529
Class C	1,497	494,962	—	28,026
Institutional	25,409,551	1,670,052	2,066,064	1,009,770
Reserve	461,805	1,461,492	343,600	876,231
Investor	—	1,841,454	—	1,854,415
Cash Management	28,467	—	—	—
Capital	38,644,951	1,663,654	6,985,364	—
Service	—	16	16	—
Net asset value offering and redemption price per share (all classes)*	$1.00	$1.00	$1.00	$1.00
Cost of investments	$90,365,624	$10,876,139	$18,137,513	$8,023,570

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   71

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments at value	$6,698,177		$9,406,224		$15,790,840	$3,450,875
Cash	—	(a)	—	(a)	1	—	(a)
Receivables:
Fund shares sold	—		362		—	2
Interest and dividends	15,001		297		96,437	25,149
Prepaid expenses and other assets	—		—		—	42
Total Assets	6,713,178		9,406,883		15,887,278	3,476,068

LIABILITIES:
Payables:
Dividends and distributions	5,570		15,800		25,080	2,987
Investment securities purchased	—		693,132		31,947	29,000
Accrued liabilities:
Investment advisory fees	396		535		997	214
Administration fees	365		432		942	123
Shareholder servicing fees	369		1,104		1,961	687
Distribution fees	18		301		951	820
Custodian and accounting fees	48		110		163	21
Trustees’ and Officers’ fees	46		151		94	2
Other	291		344		473	—
Total Liabilities	7,103		711,909		62,608	33,854
Net Assets	$6,706,075		$8,694,974		$15,824,670	$3,442,214

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$6,706,178	$8,695,074	$15,826,450	$3,442,060
Accumulated undistributed (distributions in excess of) net investment income	(86)	(28)	(691)	207
Accumulated net realized gains (losses)	(17)	(72)	(1,089)	(53)
Total Net Assets	$6,706,075	$8,694,974	$15,824,670	$3,442,214

Net Assets:
Morgan	$235,377	$1,893,320	$570,935	$315,046
Premier	604,858	1,291,467	2,078,846	1,037,219
Agency	172,324	556,544	288,068	16,427
Institutional	5,692,265	2,784,927	8,255,381	236,421
Reserve	1,251	785,951	4,631,440	113,653
Capital	—	1,382,765	—	—
Service	—	—	—	15
E*Trade	—	—	—	1,723,433
Total	$6,706,075	$8,694,974	$15,824,670	$3,442,214

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	235,386	1,893,489	571,290	315,018
Premier	605,336	1,291,462	2,079,125	1,037,077
Agency	172,313	556,414	288,364	16,423
Institutional	5,692,297	2,784,902	8,255,875	236,418
Reserve	1,251	785,957	4,631,341	113,643
Capital	—	1,382,869	—	—
Service	—	—	—	15
E*Trade	—	—	—	1,723,456
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments	$6,698,177	$9,406,224	$15,790,840	$3,450,875
Market value of securities on loan	—	2,531,569	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   73

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2007

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income	$4,296,442	$521,714	$929,228	$490,271
Income from interfund lending (net)	53	104	—	—
Income from securities lending (net)	—	1	34	—
Total investment income	4,296,495	521,819	929,262	490,271

EXPENSES:
Investment advisory fees	65,886	8,067	14,477	7,686
Administration fees	68,116	8,361	15,017	7,980
Distribution fees	1,349	10,286	4,144	4,493
Shareholder servicing fees	96,756	24,846	28,119	23,171
Custodian and accounting fees	3,873	445	736	315
Interest expense	116	31	137	— (a)
Professional fees	588	140	149	129
Trustees’ and Officers’ fees	1,158	151	284	142
Printing and mailing costs	1,784	704	507	262
Registration and filing fees	18	482	—	310
Transfer agent fees	2,011	155	396	178
Other	1,057	296	563	229
Total expenses	242,712	53,964	64,529	44,895
Less amounts waived	(49,511)	(6,020)	(10,566)	(4,655)
Less earnings credits	(716)	(25)	(128)	(18)
Less reimbursements for legal matters	(34)	(13)	(12)	(7)
Net expenses	192,451	47,906	53,823	40,215
Net investment income (loss)	4,104,044	473,913	875,439	450,056

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	1	(2)	— (a)	9
Change in net assets resulting from operations	$4,104,045	$473,911	$875,439	$450,065

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$249,801		$399,954	$534,313	$105,119
Income from securities lending (net)	—		3,959	—	—
Total investment income	249,801		403,913	534,313	105,119

EXPENSES:
Investment advisory fees	3,892		6,598	12,120	2,352
Administration fees	4,016		6,834	12,549	2,426
Distribution fees	222		2,036	1,647	7,791
Shareholder servicing fees	6,662		15,920	29,000	8,494
Custodian and accounting fees	175		297	539	106
Professional fees	83		104	146	70
Trustees’ and Officers’ fees	68		118	215	39
Printing and mailing costs	102		186	260	162
Registration and filing fees	—		228	—	130
Transfer agent fees	221		371	266	67
Interest expense	—	(a)	16	64	5
Other	97		204	258	59
Total expenses	15,538		32,912	57,064	21,701
Less amounts waived	(3,367)		(4,817)	(7,709)	(1,737)
Less earnings credits	—	(a)	(31)	(133)	(6)
Less reimbursements for legal matters	—		(5)	—	(2)
Net expenses	12,171		28,059	49,222	19,956
Net investment income (loss)	237,630		375,854	485,091	85,163

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(14)		191	2,225	445
Change in net assets resulting from operations	$237,616		$376,045	$487,316	$85,608

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 2/28/2007	Period Ended 2/28/2006 (c)(d)	Year Ended 6/30/2005 (e)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,104,044	$1,426,752	$1,476,850	$473,913	$266,366	$159,037
Net realized gain (loss)	1	— (f)	(21)	(2)	3	—
Change in net assets resulting from operations	4,104,045	1,426,752	1,476,829	473,911	266,369	159,037

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(230,812)	(69,875)	(77,968)	(107,309)	(13,198)	(1,941)
Premier
From net investment income	(359,208)	(147,992)	(157,478)	(21,516)	(4,838)	(575)
Agency
From net investment income	(484,533)	(201,080)	(288,478)	(10,822)	(9,149)	(3,480)
Class B
From net investment income	(261)	(92)	(91)	(906)	(466)	(409)
Class C
From net investment income	(118)	(9)	(8)	(18,477)	(8,475)	(968)
Institutional
From net investment income	(1,107,375)	(401,903)	(573,461)	(84,431)	(43,875)	(12,611)
Reserve
From net investment income	(18,448)	(7,450)	(5,147)	(79,387)	(76,876)	(59,449)
Select*
From net investment income	—	—	(4,222)	—	—	—
Investor
From net investment income	—	—	—	(81,392)	(40,119)	(50,637)
Cash Management
From net investment income	(2,140)	(1,384)	(1,384)	—	—	—
Capital
From net investment income	(1,901,133)	(596,983)	(368,613)	(69,639)	(69,403)	(29,353)
Service
From net investment income	—	—	—	(1)	— (f)	—
Total distributions to shareholders	(4,104,028)	(1,426,768)	(1,476,850)	(473,880)	(266,399)	(159,423)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	17,409,707	(2,798,897)	25,352,498	(77,556)	(538,718)	2,958,828

NET ASSETS:
Change in net assets	17,409,724	(2,798,913)	25,352,477	(77,525)	(538,748)	2,958,442
Beginning of period	71,574,404	74,373,317	49,020,840	10,740,709	11,279,457	8,321,015
End of period	$88,984,128	$71,574,404	$74,373,317	$10,663,184	$10,740,709	$11,279,457
Accumulated undistributed (distributions in excess of) net investment income	$(813)	$339	$355	$(529)	$(375)	$(342)

*	The Select Class was exchanged into the Premier Class.

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Capital Shares on February 19, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of Service Shares on July 15, 2005.

(e)	Commencement of offering of Morgan, Premier, Agency, Institutional and Capital Shares on February 19, 2005.

(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)(b)	Year Ended 6/30/2005 (c)	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (d)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$875,439	$482,422	$216,473	$450,056	$242,620	$101,421
Net realized gain (loss)	— (e)	—	1	9	97	4
Change in net assets resulting from operations	875,439	482,422	216,474	450,065	242,717	101,425

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(131,004)	(56,262)	(18,902)	(65,687)	(19,479)	(5,682)
Premier
From net investment income	(79,979)	(39,537)	(19,270)	(59,351)	(27,146)	(9,229)
Agency
From net investment income	(186,005)	(85,099)	(35,370)	(44,055)	(22,416)	(7,459)
Class B
From net investment income	—	—	—	(73)	(37)	(31)
Class C
From net investment income	—	—	—	(1,142)	(515)	(79)
Institutional
From net investment income	(113,258)	(55,073)	(21,940)	(144,174)	(90,662)	(14,307)
Reserve
From net investment income	(22,397)	(16,206)	(4,685)	(49,590)	(34,417)	(24,457)
Investor
From net investment income	—	—	—	(86,048)	(47,952)	(40,343)
Capital
From net investment income	(342,789)	(230,254)	(116,520)	—	—	—
Service
From net investment income	(1)	— (e)	—	—	—	—
Total distributions to shareholders	(875,433)	(482,431)	(216,687)	(450,120)	(242,624)	(101,587)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(4,333,093)	7,283,865	7,219,915	(2,601,187)	1,898,737	4,076,503

NET ASSETS:
Change in net assets	(4,333,087)	7,283,856	7,219,702	(2,601,242)	1,898,830	4,076,341
Beginning of period	22,487,587	15,203,731	7,984,029	10,602,181	8,703,351	4,627,010
End of period	$18,154,500	$22,487,587	$15,203,731	$8,000,939	$10,602,181	$8,703,351
Accumulated undistributed (distributions in excess of) net investment income	$(465)	$(112)	$(103)	$(236)	$17	$(47)

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Service Shares on July 15, 2005.

(c)	Commencement of offering of Morgan, Institutional and Reserve Shares on February 19, 2005.

(d)	Commencement of offering of Morgan, Premier, Agency and Institutional Shares on February 19, 2005.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$237,630	$72,001	$80,127	$375,854	$126,415	$123,512
Net realized gain (loss)	(14)	(1)	18	191	(9)	91
Change in net assets resulting from operations	237,616	72,000	80,145	376,045	126,406	123,603

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(9,883)	(3,604)	(4,250)	(77,627)	(30,047)	(35,756)
From net realized gains	—	—	—	(44)	—	—
Premier
From net investment income	(27,063)	(20,867)	(34,831)	(71,987)	(26,279)	(13,804)
From net realized gains	—	—	—	(37)	—	—
Agency
From net investment income	(7,376)	(3,056)	(5,916)	(48,005)	(11,849)	(16,045)
From net realized gains	—	—	—	(23)	—	—
Institutional
From net investment income	(193,248)	(44,453)	(35,126)	(100,264)	(26,156)	(32,424)
From net realized gains	—	—	—	(41)	—	—
Reserve
From net investment income	(60)	(21)	(4)	(3,989)	(26)	(25,547)
From net realized gains	—	—	—	— (d)	—	—
Capital
From net investment income	—	—	—	(74,027)	(31,956)	(2)
From net realized gains	—	—	—	(32)	—	—
Total distributions to shareholders	(237,630)	(72,001)	(80,127)	(376,076)	(126,313)	(123,578)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,273,932	(314,188)	789,329	1,212,243	711,432	1,576,925

NET ASSETS:
Change in net assets	3,273,918	(314,189)	789,347	1,212,212	711,525	1,576,950
Beginning of period	3,432,157	3,746,346	2,956,999	7,482,762	6,771,237	5,194,287
End of period	$6,706,075	$3,432,157	$3,746,346	$8,694,974	$7,482,762	$6,771,237
Accumulated undistributed (distributions in excess of) net investment income	$(86)	$(18)	$(22)	$(28)	$206	$58

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 19, 2005.

(c)	Commencement of offering Reserve and Capital Shares on February 19, 2005.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Tax Free Money Market Fund			Municipal Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 2/28/2007	Period Ended 2/28/2006 (c)(d)(f)	Year Ended 6/30/2005 (e)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$485,091	$205,636	$262,068	$85,163	$23,900	$17,680
Net realized gain (loss)	2,225	(3,166)	264	445	1	— (g)
Change in net assets resulting from operations	487,316	202,470	262,332	85,608	23,901	17,680

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(11,927)	(5,438)	(8,638)	(9,346)	(1,273)	(206)
From net realized gains	—	—	—	(30)	—	—
Premier
From net investment income	(178,541)	(63,803)	(70,008)	(32,552)	(13,132)	(13,017)
From net realized gains	—	—	—	(100)	—	—
Agency
From net investment income	(13,170)	(9,632)	(15,256)	(792)	(552)	(2)
From net realized gains	—	—	—	(1)	—	—
Institutional
From net investment income	(266,628)	(126,470)	(168,158)	(7,498)	(3,210)	(331)
From net realized gains	—	—	—	(23)	—	—
Reserve
From net investment income	(14,491)	(27)	(9)	(4,178)	(5,114)	(4,156)
From net realized gains	—	—	—	(12)	—	—
Service
From net investment income	—	—	—	— (g)	— (g)	—
From net realized gains	—	—	—	— (g)	—	—
E*Trade
From net investment income	—	—	—	(30,798)	(619)	—
From net realized gains	—	—	—	(148)	—	—
Total distributions to shareholders	(484,757)	(205,370)	(262,069)	(85,478)	(23,900)	(17,712)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(677,339)	1,377,190	661,870	1,511,052	608,641	79,184

NET ASSETS:
Change in net assets	(674,780)	1,374,290	662,133	1,511,182	608,642	79,152
Beginning of period	16,499,450	15,125,160	14,463,027	1,931,032	1,322,390	1,243,238
End of period	$15,824,670	$16,499,450	$15,125,160	$3,442,214	$1,931,032	$1,322,390
Accumulated undistributed (distributions in excess of) net investment income	$(691)	$(751)	$(1,017)	$207	$— (g)	$(1)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 19, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of E*Trade Shares on January 17, 2006.

(e)	Commencement of offering of Morgan, Agency and Institutional Shares on February 19, 2005.

(f)	Commencement of offering of Service Shares on July 15, 2005.

(g)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 2/28/2007	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$242,893,000	$13,163,914	$25,737,711	$3,864,634	$2,896,325	$323,978
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	—	22,165
Dividends reinvested	149,704	54,039	57,581	105,401	12,804	1,846
Cost of shares redeemed	(241,076,252)	(12,993,836)	(25,943,643)	(3,076,080)	(1,273,206)	(93,990)
Change in net assets from Morgan capital transactions	$1,966,452	$224,117	$(148,351)	$893,955	$1,635,923	$253,999
Premier
Proceeds from shares issued	$382,767,174	$145,908,536	$73,419,211	$2,286,918	$1,696,255	$118,661
Net assets acquired in a tax-free reorganization (Note 9)	—	—	1,171,415	—	—	56,312
Dividends reinvested	138,694	47,488	50,169	8,498	1,980	139
Cost of shares redeemed	(382,511,304)	(147,083,581)	(71,950,491)	(2,065,902)	(1,462,651)	(94,296)
Change in net assets from Premier capital transactions	$394,564	$(1,127,557)	$2,690,304	$229,514	$235,584	$80,816
Agency
Proceeds from shares issued	$138,881,614	$43,624,592	$92,782,107	$2,877,596	$3,140,660	$1,685,375
Net assets acquired in a tax-free reorganization (Note 9)	—	—	370,939	—	—	480,348
Dividends reinvested	391,298	148,602	213,021	8,912	7,948	3,296
Cost of shares redeemed	(138,003,978)	(46,822,411)	(92,629,099)	(2,909,214)	(3,425,102)	(1,686,412)
Change in net assets from Agency capital transactions	$1,268,934	$(3,049,217)	$736,968	$(22,706)	$(276,494)	$482,607
Class B
Proceeds from shares issued	$11,242	$5,071	$5,208	$13,552	$5,585	$18,272
Dividends reinvested	231	78	79	862	436	391
Cost of shares redeemed	(11,219)	(4,931)	(7,852)	(16,147)	(12,570)	(33,202)
Change in net assets from Class B capital transactions	$254	$218	$(2,565)	$(1,733)	$(6,549)	$(14,539)
Class C
Proceeds from shares issued	$7,101	$988	$807	$564,463	457,954	$386,941
Dividends reinvested	87	7	8	18,453	8,465	961
Cost of shares redeemed	(6,301)	(772)	(1,089)	(631,020)	(270,638)	(48,901)
Change in net assets from Class C capital transactions	$887	$223	$(274)	$(48,104)	$195,781	$339,001

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	The Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 2/28/2007	Period Ended 2/28/2006 (c)(d)	Year Ended 6/30/2005 (e)
CAPITAL TRANSACTIONS:
Institutional
Proceeds from shares issued	$237,553,985	$124,415,924	$395,935,404	$7,368,275	$5,283,539	$3,190,767
Dividends reinvested	529,426	183,727	250,432	70,477	39,217	12,138
Cost of shares redeemed	(233,774,190)	(125,016,470)	(401,183,552)	(7,651,647)	(4,892,730)	(1,749,987)
Change in net assets from Institutional capital transactions	$4,309,221	$(416,819)	$(4,997,716)	$(212,895)	$430,026	$1,452,918
Reserve
Proceeds from shares issued	$57,801,715	$31,686,968	$20,430,584	$420,949,560	$364,271,548	$6,882,491
Dividends reinvested	6,518	2,575	2,872	4,327	22,580	18,991
Cost of shares redeemed	(57,791,554)	(31,548,683)	(20,398,714)	(422,056,777)	(365,299,466)	(7,704,387)
Change in net assets from Reserve capital transactions	$16,679	$140,860	$34,742	$(1,102,890)	$(1,005,338)	$(802,905)
Select*
Proceeds from shares issued	$—	$—	$(4,044,490)	$—	$—	$—
Dividends reinvested	—	—	(7,864)	—	—	—
Cost of shares redeemed	—	—	3,384,915	—	—	—
Change in net assets from Select Class capital transactions	$—	$—	$(667,439)	$—	$—	$—
Investor
Proceeds from shares issued	$—	$—	$—	$2,317,378	$1,594,866	$8,015,631
Dividends reinvested	—	—	—	4,600	861	12,195
Cost of shares redeemed	—	—	—	(2,166,481)	(1,872,618)	(9,963,532)
Change in net assets from Investor capital transactions	$—	$—	$—	$155,497	$(276,891)	$(1,935,706)
Cash Management
Proceeds from shares issued	$421,996	$219,676	$597,458	$—	$—	$—
Dividends reinvested	1,910	1,297	1,053	—	—	—
Cost of shares redeemed	(478,372)	(235,830)	(585,289)	—	—	—
Change in net assets from Cash Management capital transactions	$(54,466)	$(14,857)	$13,222	$—	$—	$—
Capital
Proceeds from shares issued	$644,829,243	$271,350,131	$214,882,796	$17,606,861	$18,507,984	$10,922,597
Net assets acquired in a tax–free reorganization (Note 9)	—	—	14,825,395	—	—	1,999,916
Dividends reinvested	755,680	209,138	132,341	56,455	54,229	22,039
Cost of shares redeemed	(636,077,741)	(270,115,134)	(202,146,925)	(17,631,511)	(20,032,988)	(9,841,915)
Change in net assets from Capital capital transactions	$9,507,182	$1,444,135	$27,693,607	$31,805	$(1,470,775)	$3,102,637
Service
Proceeds from shares issued	$—	$—	$—	$— (f)	$15	$—
Dividends reinvested	—	—	—	1	— (f)	—
Cost of shares redeemed	—	—	—	— (f)	—	—
Change in net assets from Service capital transactions	$—	$—	$—	$1	$15	$—

*	The Select Class was exchanged into Premier Shares.

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Capital Shares on February 19, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of Service Shares on July 15, 2005.

(e)	Commencement of offering of Institutional and Capital Shares on February 19, 2005.

(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 2/28/2007	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)
SHARE TRANSACTIONS:
Morgan
Issued	242,893,000	13,163,914	25,737,688	3,864,634	2,896,325	323,979
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	—	22,164
Reinvested	149,704	54,039	57,582	105,401	12,804	1,846
Redeemed	(241,076,252)	(12,993,836)	(25,943,621)	(3,076,080)	(1,273,206)	(93,990)
Change in Morgan Shares	1,966,452	224,117	(148,351)	893,955	1,635,923	253,999
Premier
Issued	382,767,174	145,908,536	68,588,849	2,286,918	1,696,255	118,660
Shares issued in connection with Fund reorganization (Note 9)	—	—	1,171,410	—	—	56,312
Reinvested	138,694	47,488	38,447	8,498	1,980	139
Redeemed	(382,511,304)	(147,083,581)	(67,108,473)	(2,065,902)	(1,462,651)	(94,295)
Change in Premier Shares	394,564	(1,127,557)	2,690,233	229,514	235,584	80,816
Agency
Issued	138,881,614	43,624,592	92,782,107	2,877,596	3,140,660	1,685,375
Shares issued in connection with Fund reorganization (Note 9)	—	—	370,943	—	—	480,349
Reinvested	391,298	148,602	213,021	8,912	7,947	3,296
Redeemed	(138,003,978)	(46,822,411)	(92,629,097)	(2,909,214)	(3,425,102)	(1,686,410)
Change in Agency Shares	1,268,934	(3,049,217)	736,974	(22,706)	(276,495)	482,610
Class B
Issued	11,242	5,071	5,208	13,550	5,585	18,272
Reinvested	231	78	79	862	436	391
Redeemed	(11,219)	(4,932)	(7,852)	(16,145)	(12,570)	(33,202)
Change in Class B Shares	254	217	(2,565)	(1,733)	(6,549)	(14,539)
Class C
Issued	7,101	988	807	564,463	457,954	386,941
Reinvested	87	7	8	18,453	8,465	961
Redeemed	(6,301)	(772)	(1,089)	(631,020)	(270,638)	(48,901)
Change in Class C Shares	887	223	(274)	(48,104)	195,781	339,001

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	The Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 2/28/2007	Period Ended 2/28/2006 (c)(d)	Year Ended 6/30/2005 (e)
SHARE TRANSACTIONS:
Institutional
Issued	237,553,985	124,415,924	395,935,405	7,368,275	5,283,538	3,190,767
Reinvested	529,426	183,727	250,432	70,477	39,218	12,137
Redeemed	(233,774,190)	(125,016,470)	(401,183,550)	(7,651,647)	(4,892,730)	(1,749,983)
Change in Institutional Shares	4,309,221	(416,819)	(4,997,713)	(212,895)	430,026	1,452,921
Reserve
Issued	57,801,715	31,686,968	20,430,584	420,949,560	364,271,548	6,882,490
Reinvested	6,518	2,575	2,872	4,327	22,581	18,991
Redeemed	(57,791,554)	(31,548,683)	(20,398,715)	(422,056,777)	(365,299,467)	(7,704,379)
Change in Reserve Shares	16,679	140,860	34,741	(1,102,890)	(1,005,338)	(802,898)
Select*
Issued	—	—	785,873	—	—	—
Reinvested	—	—	3,858	—	—	—
Redeemed	—		(1,457,102)	—	—	—
Change in Select Class Shares	—	—	(667,371)	—	—	—
Investor
Issued	—	—	—	2,317,378	1,594,867	8,015,600
Reinvested	—	—	—	4,600	861	12,225
Redeemed	—	—	—	(2,166,481)	(1,872,618)	(9,963,528)
Change in Investor Shares	—	—	—	155,497	(276,890)	(1,935,703)
Cash Management
Issued	421,996	219,676	597,457	—	—	—
Reinvested	1,910	1,297	1,053	—	—	—
Redeemed	(478,372)	(235,830)	(585,289)	—	—	—
Change in Cash Management Shares	(54,466)	(14,857)	13,221	—	—	—
Capital
Issued	644,829,243	271,350,131	214,882,796	17,606,861	18,507,984	10,922,595
Shares issued in connection with Fund reorganization (Note 9)	—	—	14,825,420	—	—	1,999,897
Reinvested	755,680	209,138	132,341	56,455	54,229	22,039
Redeemed	(636,077,741)	(270,115,134)	(202,146,923)	(17,631,511)	(20,032,988)	(9,841,907)
Change in Capital Shares	9,507,182	1,444,135	27,693,634	31,805	(1,470,775)	3,102,624
Service
Issued	—	—	—	— (f)	15	—
Reinvested	—	—	—	1	— (f)	—
Redeemed	—	—	—	— (f)	—	—
Change in Service Class Shares	—	—	—	1	15	—

*	The Select Class was exchanged into Premier Shares.

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Capital Shares on February 19, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of Service Shares on July 15, 2005.

(e)	Commencement of offering of Institutional and Capital Shares on February 19, 2005.

(f)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$320,733,869	$144,336,105	$73,873,031	$122,096,434	$3,058,729	$1,508,859
Net assets acquired in a tax-free reorganization (Note 9)	—	—	2,602,083	—	—	646,969
Dividends reinvested	38,130	19,507	6,309	24,010	8,018	2,462
Cost of shares redeemed	(320,175,175)	(144,152,735)	(74,035,964)	(121,086,120)	(3,003,941)	(1,345,481)
Change in net assets from Morgan capital transactions	$596,824	$202,877	$2,445,459	$1,034,324	$62,806	$812,809
Premier
Proceeds from shares issued	$168,917,097	$113,199,105	$4,734,062	$10,775,455	$6,220,158	$1,957,053
Net assets acquired in a tax-free reorganization (Note 9)	—	—	834,347	—	—	1,345,010
Dividends reinvested	30,396	12,501	5,473	15,339	4,789	1,470
Cost of shares redeemed	(169,281,296)	(112,670,398)	(4,885,718)	(10,531,544)	(6,069,511)	(2,294,006)
Change in net assets from Premier capital transactions	$(333,803)	$541,208	$688,164	$259,250	$155,436	$1,009,527
Agency
Proceeds from shares issued	$86,001,530	$29,406,736	$16,284,750	$11,241,927	$7,473,267	$5,099,820
Net assets acquired in a tax-free reorganization (Note 9)	—	—	3,579,682	—	—	869,931
Dividends reinvested	127,447	58,953	26,698	27,698	15,272	5,562
Cost of shares redeemed	(85,755,462)	(29,994,480)	(15,943,537)	(11,267,534)	(7,491,788)	(5,077,180)
Change in net assets from Agency capital transactions	$373,515	$(528,791)	$3,947,593	$2,091	$(3,249)	$898,133
Class B
Proceeds from shares issued	$—	$—	$—	$774	$314	$1,657
Dividends reinvested	—	—	—	69	35	30
Cost of shares redeemed	—	—	—	(1,133)	(888)	(2,189)
Change in net assets from Class B capital transactions	$—	$—	$—	(290)	$(539)	$(502)
Class C
Proceeds from shares issued	$—	$—	$—	$51,726	$42,134	$33,110
Dividends reinvested	—	—	—	1,142	508	79
Cost of shares redeemed	—	—	—	(45,990)	(49,083)	(6,149)
Change in net assets from Class C capital transactions	$—	$—	$—	$6,878	$(6,441)	$27,040

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Morgan Shares on February 19, 2005.

(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)(b)	Year Ended 6/30/2005 (c)	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (d)
CAPITAL TRANSACTIONS:
Institutional
Proceeds from shares issued	$16,664,731	$10,880,860	$7,123,597	$12,603,553	$11,165,668	$6,235,442
Net assets acquired in a tax-free reorganization (Note 9)	—	—	2,277,446	—	—	648,830
Dividends reinvested	70,177	27,421	12,597	33,824	30,961	4,745
Cost of shares redeemed	(16,983,287)	(10,611,070)	(7,396,447)	(15,779,030)	(8,750,816)	(5,183,435)
Change in net assets from Institutional capital transactions	$(248,379)	$297,211	$2,017,193	$(3,141,653)	$2,445,813	$1,705,582
Reserve
Proceeds from shares issued	$128,632,377	$111,526,567	$896,641	$247,302,603	$190,515,282	$7,728,605
Net assets acquired in a tax-free reorganization (Note 9)	—	—	500,579	—	—	229,956
Dividends reinvested	69	254	1	6,047	7,547	6,873
Cost of shares redeemed	(129,008,689)	(111,556,459)	(647,740)	(247,937,378)	(190,755,664)	(7,930,586)
Change in net assets from Reserve capital transactions	$(376,243)	$(29,638)	$749,481	$(628,728)	$(232,835)	$34,848
Investor
Proceeds from shares issued	$—	$—	$—	$3,620,956	$2,137,328	$4,591,861
Dividends reinvested	—	—	—	4,023	60	43
Cost of shares redeemed	—	—	—	(3,758,038)	(2,659,642)	(5,002,838)
Change in net assets from Investor capital transactions	$—	$—	$—	$(133,059)	$(522,254)	$(410,934)
Capital
Proceeds from shares issued	$45,274,162	$37,432,817	$30,953,998	$—	$—	$—
Dividends reinvested	93,461	61,939	29,195	—	—	—
Cost of shares redeemed	(49,712,631)	(30,693,773)	(33,611,168)	—	—	—
Change in net assets from Capital capital transactions	$(4,345,008)	$6,800,983	$(2,627,975)	$—	$—	$—
Service
Proceeds from shares issued	$20	$15	$—	$—	$—	$—
Dividends reinvested	1	— (e)	—	—	—	—
Cost of shares redeemed	(20)	— (e)	—	—	—	—
Change in net assets from Service capital transactions	$1	$15	$—	$—	$—	$—

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Service Shares on July 15, 2005.

(c)	Commencement of offering of Institutional and Reserve Shares on February 19, 2005.

(d)	Commencement of offering of Institutional Shares on February 19, 2005.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)
SHARE TRANSACTIONS:
Morgan
Issued	320,733,869	144,336,106	73,873,031	122,096,434	3,058,729	1,508,856
Shares issued in connection with Fund reorganization (Note 9)	—	—	2,602,203	—	—	647,035
Reinvested	38,130	19,507	6,308	24,010	8,018	2,462
Redeemed	(320,175,175)	(144,152,735)	(74,035,964)	(121,086,120)	(3,003,941)	(1,345,481)
Change in Morgan Shares	596,824	202,878	2,445,578	1,034,324	62,806	812,872
Premier
Issued	168,917,097	113,199,104	4,734,062	10,775,455	6,220,158	1,957,049
Shares issued in connection with Fund reorganization (Note 9)	—	—	834,357	—	—	1,345,102
Reinvested	30,396	12,501	5,473	15,339	4,789	1,470
Redeemed	(169,281,296)	(112,670,398)	(4,885,718)	(10,531,544)	(6,069,511)	(2,294,006)
Change in Premier Shares	(333,803)	541,207	688,174	259,250	155,436	1,009,615
Agency
Issued	86,001,530	29,406,736	16,284,749	11,241,927	7,473,267	5,099,817
Shares issued in connection with Fund reorganization (Note 9)	—	—	3,579,738	—	—	869,798
Reinvested	127,447	58,953	26,697	27,698	15,272	5,563
Redeemed	(85,755,462)	(29,994,480)	(15,943,537)	(11,267,534)	(7,491,789)	(5,077,180)
Change in Agency Shares	373,515	(528,791)	3,947,647	2,091	(3,250)	897,998
Class B
Issued	—	—	—	774	314	1,657
Reinvested	—	—	—	69	35	29
Redeemed	—	—	—	(1,133)	(888)	(2,188)
Change in Class B Shares	—	—	—	(290)	(539)	(502)
Class C
Issued	—	—	—	51,726	42,134	33,111
Reinvested	—	—	—	1,142	508	79
Redeemed	—		—	(45,990)	(49,083)	(6,149)
Change in Class C Shares	—	—	—	6,878	(6,441)	27,041

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Morgan Shares on February 19, 2005.

(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)(b)	Year Ended 6/30/2005 (c)	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (d)
SHARE TRANSACTIONS:
Institutional
Issued	16,664,731	10,880,860	7,123,597	12,603,553	11,165,668	6,235,437
Shares issued in connection with Fund reorganization (Note 9)	—	—	2,277,485	—	—	648,863
Reinvested	70,177	27,421	12,597	33,824	30,961	4,744
Redeemed	(16,983,287)	(10,611,070)	(7,396,447)	(15,779,030)	(8,750,816)	(5,183,434)
Change in Institutional Shares	(248,379)	297,211	2,017,232	(3,141,653)	2,445,813	1,705,610
Reserve
Issued	128,632,377	111,526,566	896,642	247,302,603	190,515,283	7,728,599
Shares issued in connection with Fund reorganization (Note 9)	—	—	500,579	—	—	229,976
Reinvested	69	254	1	6,047	7,547	6,873
Redeemed	(129,008,689)	(111,556,459)	(647,740)	(247,937,378)	(190,755,665)	(7,930,586)
Change in Reserve Shares	(376,243)	(29,639)	749,482	(628,728)	(232,835)	34,862
Investor
Issued	—	—	—	3,620,956	2,137,328	4,591,852
Reinvested	—	—	—	4,023	60	43
Redeemed	—	—	—	(3,758,038)	(2,659,642)	(5,002,838)
Change in Investor Shares	—	—	—	(133,059)	(522,254)	(410,943)
Capital Class
Issued	45,274,162	37,432,817	30,953,997	—	—	—
Reinvested	93,461	61,939	29,195	—	—	—
Redeemed	(49,712,631)	(30,693,773)	(33,611,168)	—	—	—
Change in Capital Shares	(4,345,008)	6,800,983	(2,627,976)	—	—	—
Service
Issued	20	15	—	—	—	—
Reinvested	1	— (e)	—	—	—	—
Redeemed	(20)	— (e)	—	—	—	—
Change in Service Class Shares	1	15	—	—	—	—

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Service Shares on July 15, 2005.

(c)	Commencement of offering of Institutional and Reserve Shares on February 19, 2005.

(d)	Commencement of offering of Institutional Shares on February 19, 2005.

(e)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$4,363,188	$3,591,453	$7,865,771	$13,075,840	$3,776,738	$7,848,500
Dividends reinvested	5,913	2,267	2,697	51,687	20,513	22,755
Cost of shares redeemed	(4,340,649)	(3,607,679)	(7,886,225)	(13,147,712)	(3,916,315)	(7,707,406)
Change in net assets from Morgan capital transactions	$28,452	$(13,959)	$(17,757)	$(20,185)	$(119,064)	$163,849
Premier
Proceeds from shares issued	$2,661,541	$2,120,277	$7,999,963	$107,525,040	$46,287,989	$15,473,968
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	—	366,113
Dividends reinvested	14,946	8,886	13,358	16,165	3,878	3,763
Cost of shares redeemed	(2,828,389)	(2,875,367)	(7,567,871)	(107,757,670)	(45,793,996)	(15,398,519)
Change in net assets from Premier capital transactions	$(151,902)	$(746,204)	$445,450	$(216,465)	$497,871	$445,325
Agency
Proceeds from shares issued	$1,188,597	$800,315	$2,061,609	$4,683,954	$4,013,823	$8,999,161
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	—	134,217
Dividends reinvested	3,374	920	1,774	42,991	9,421	12,402
Cost of shares redeemed	(1,220,469)	(804,017)	(2,249,246)	(5,269,280)	(3,662,766)	(9,191,447)
Change in net assets from Agency capital transactions	$(28,498)	$(2,782)	$(185,863)	$(542,335)	$360,478	$(45,667)
Institutional
Proceeds from shares issued	$17,625,865	$6,859,699	$6,271,911	$14,119,865	$3,814,741	$8,634,846
Dividends reinvested	115,435	19,399	14,682	51,119	12,746	18,480
Cost of shares redeemed	(14,315,911)	(6,430,008)	(5,740,187)	(12,965,567)	(3,566,262)	(9,311,878)
Change in net assets from Institutional capital transactions	$3,425,389	$449,090	$546,406	$1,205,417	$261,225	$(658,552)
Reserve
Proceeds from shares issued	$18,724	$9,025	$3,075	$1,456,924	$5,795	$1,594
Dividends reinvested	60	21	4	312	26	2
Cost of shares redeemed	(18,293)	(9,379)	(1,986)	(673,942)	(4,126)	(629)
Change in net assets from Reserve capital transactions	$491	$(333)	$1,093	$783,294	$1,695	$967
Capital
Proceeds from shares issued	$—	$—	$—	$7,857,276	$2,812,944	$3,557,673
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	—	2,002,704
Dividends reinvested	—	—	—	22,793	3,770	2,796
Cost of shares redeemed	—	—	—	(7,877,552)	(3,107,487)	(3,892,170)
Change in net assets from Capital capital transactions	$—	$—	$—	$2,517	$(290,773)	$1,671,003

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 19, 2005.

(c)	Commencement of offering Reserve and Capital Shares on February 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)
SHARE TRANSACTIONS:
Morgan
Issued	4,363,188	3,591,453	7,865,771	13,075,840	3,776,738	7,848,500
Reinvested	5,913	2,267	2,697	51,687	20,513	22,755
Redeemed	(4,340,649)	(3,607,679)	(7,886,225)	(13,147,712)	(3,916,315)	(7,707,406)
Change in Morgan Shares	28,452	(13,959)	(17,757)	(20,185)	(119,064)	163,849
Premier
Issued	2,661,541	2,120,277	7,999,963	107,525,040	46,287,988	15,473,968
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	—	366,115
Reinvested	14,946	8,886	13,358	16,165	3,878	3,764
Redeemed	(2,828,389)	(2,875,367)	(7,567,871)	(107,757,670)	(45,793,996)	(15,398,519)
Change in Premier Shares	(151,902)	(746,204)	445,450	(216,465)	497,870	445,328
Agency
Issued	1,188,597	800,315	2,061,609	4,683,954	4,013,823	8,999,161
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	—	134,233
Reinvested	3,374	920	1,774	42,991	9,421	12,402
Redeemed	(1,220,469)	(804,017)	(2,249,246)	(5,269,280)	(3,662,767)	(9,191,447)
Change in Agency Shares	(28,498)	(2,782)	(185,863)	(542,335)	360,477	(45,651)
Institutional
Issued	17,625,865	6,859,698	6,271,911	14,119,865	3,814,741	8,634,846
Reinvested	115,435	19,399	14,682	51,119	12,746	18,480
Redeemed	(14,315,911)	(6,430,008)	(5,740,187)	(12,965,567)	(3,566,262)	(9,311,878)
Change in Institutional Shares	3,425,389	449,089	546,406	1,205,417	261,225	(658,552)
Reserve
Proceeds from shares issued	18,724	9,025	3,075	1,456,924	5,796	1,594
Dividends reinvested	60	21	4	312	26	2
Cost of shares redeemed	(18,293)	(9,379)	(1,986)	(673,942)	(4,126)	(629)
Change in Reserve Shares	491	(333)	1,093	783,294	1,696	967
Capital
Proceeds from shares issued	—	—	—	7,857,276	2,812,944	3,557,673
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	—	2,002,826
Dividends reinvested	—	—	—	22,793	3,770	2,796
Cost of shares redeemed	—	—	—	(7,877,552)	(3,107,487)	(3,892,170)
Change in Capital Shares	—	—	—	2,517	(290,773)	1,671,125

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 19, 2005.

(c)	Commencement of offering of Reserve and Capital Shares on February 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund			Municipal Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 2/28/2007	Period Ended 2/28/2006 (c)(d)(f)	Year Ended 6/30/2005 (e)
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$20,898,989	$2,799,394	$1,767,790	$1,140,564	$741,863	$46,984
Dividends reinvested	6,219	3,163	4,185	9,256	1,243	193
Cost of shares redeemed	(20,800,377)	(2,894,678)	(1,780,647)	(1,082,925)	(531,478)	(10,682)
Change in net assets from Morgan capital transactions	$104,831	$(92,121)	$(8,672)	$66,895	$211,628	$36,495
Premier
Proceeds from shares issued	$27,707,596	$13,397,911	$20,165,881	$1,327,555	$882,315	$1,116,456
Dividends reinvested	12,570	4,958	5,776	2,274	145	71
Cost of shares redeemed	(31,762,508)	(11,968,103)	(19,524,300)	(1,199,580)	(802,925)	(1,156,677)
Change in net assets from Premier capital transactions	$(4,042,342)	$1,434,766	$647,357	$130,249	$79,535	$(40,150)
Agency
Proceeds from shares issued	$2,720,547	$1,877,740	$4,923,353	$164,706	$251,364	$1,315
Dividends reinvested	11,210	5,250	7,064	789	543	2
Cost of shares redeemed	(2,888,261)	(2,343,079)	(5,199,043)	(194,606)	(206,390)	(1,300)
Change in net assets from Agency capital transactions	$(156,504)	$(460,089)	$(268,626)	$(29,111)	$45,517	$17
Institutional
Proceeds from shares issued	$52,326,990	$38,074,120	$60,613,671	$1,706,229	$959,914	$263,164
Dividends reinvested	155,174	69,083	91,305	1,723	490	29
Cost of shares redeemed	(53,693,999)	(37,648,976)	(60,415,589)	(1,721,295)	(795,397)	(178,438)
Change in net assets from Institutional capital transactions	$(1,211,835)	$494,227	$289,387	$(13,343)	$165,007	$84,755
Reserve
Proceeds from shares issued	$7,413,784	$4,674	$4,583	$30,717,550	$28,410,335	$1,684,229
Dividends reinvested	36	19	7	208	2,218	2,114
Cost of shares redeemed	(2,785,309)	(4,286)	(2,166)	(30,777,487)	(28,612,979)	(1,688,276)
Change in net assets from Reserve capital transactions	$4,628,511	$407	$2,424	$(59,729)	$(200,426)	$(1,933)
Service
Proceeds from shares issued	$—	$—	$—	$— (g)	$15	$—
Dividends reinvested	—	—	—	— (g)	— (g)	—
Cost of shares redeemed	—	—	—	— (g)	—	—
Change in net assets from Service Class capital transactions	$—	$—	$—	$— (g)	$15	$—
E*Trade
Proceeds from shares issued	$—	$—	$—	$1,960,200	$315,961	$—
Dividends reinvested	—	—	—	30,946	619	—
Cost of shares redeemed	—	—	—	(575,055)	(9,215)	—
Change in net assets from E*Trade capital transactions	$—	$—	$—	$1,416,091	$307,365	$—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 19, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of E*Trade Shares on January 17, 2006.

(e)	Commencement of offering of Morgan, Agency and Institutional Shares on February 19, 2005.

(f)	Commencement of offering of Service Shares on July 15, 2005.

(g)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Tax Free Money Market Fund			Municipal Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 2/28/2007	Period Ended 2/28/2006 (c)(d)(f)	Year Ended 6/30/2005 (e)
SHARE TRANSACTIONS:
Morgan
Issued	20,898,989	2,799,394	1,767,791	1,140,564	741,863	46,984
Reinvested	6,219	3,163	4,185	9,256	1,243	192
Redeemed	(20,800,377)	(2,894,678)	(1,780,647)	(1,082,925)	(531,478)	(10,681)
Change in Morgan Shares	104,831	(92,121)	(8,671)	66,895	211,628	36,495
Premier
Issued	27,707,596	13,397,911	20,165,881	1,327,555	882,315	1,116,456
Reinvested	12,570	4,958	5,777	2,274	145	71
Redeemed	(31,762,508)	(11,968,103)	(19,524,298)	(1,199,580)	(802,925)	(1,156,677)
Change in Premier Shares	(4,042,342)	1,434,766	647,360	130,249	79,535	(40,150)
Agency
Issued	2,720,547	1,877,739	4,923,353	164,706	251,364	1,315
Reinvested	11,210	5,250	7,064	789	543	2
Redeemed	(2,888,261)	(2,343,078)	(5,199,042)	(194,606)	(206,390)	(1,300)
Change in Agency Shares	(156,504)	(460,089)	(268,625)	(29,111)	45,517	17
Institutional
Issued	52,326,990	38,074,120	60,613,671	1,706,229	959,913	263,164
Reinvested	155,174	69,083	91,304	1,723	490	29
Redeemed	(53,693,999)	(37,648,976)	(60,415,582)	(1,721,295)	(795,397)	(178,438)
Change in Institutional Shares	(1,211,835)	494,227	289,393	(13,343)	165,006	84,755
Reserve
Issued	7,413,784	4,674	4,582	30,717,550	28,410,335	1,684,229
Reinvested	36	19	7	208	2,218	2,114
Redeemed	(2,785,309)	(4,286)	(2,166)	(30,777,487)	(28,612,979)	(1,688,276)
Change in Reserve Shares	4,628,511	407	2,423	(59,729)	(200,426)	(1,933)
Service
Issued	—	—	—	— (g)	15	—
Reinvested	—	—	—	— (g)	— (g)	—
Redeemed	—	—	—	— (g)	—	—
Change in Service Class Shares	—	—	—	— (g)	15	—
E*Trade
Proceeds from shares issued	—	—	—	1,960,200	315,961	—
Dividends reinvested	—	—	—	30,946	619	—
Cost of shares redeemed	—	—	—	(575,055)	(9,215)	—
Change in E*Trade Shares	—	—	—	1,416,091	307,365	—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 19, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of E*Trade Shares on January 17, 2006.

(e)	Commencement of offering of Morgan, Agency and Institutional Shares on February 19, 2005.

(f)	Commencement of offering of Service Shares on July 15, 2005.

(g)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.05		$—	(f)	$0.05		$(0.05)	$—		$(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

U.S. Government Money Market Fund
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—		0.02		(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)

Federal Money Market Fund
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—		(0.01)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	—	(f)	(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	4.79%	$5,961,657	0.51%	4.72%	0.53%
1.00	1.80	3,995,204	0.51	3.61	0.53
1.00	2.08	3,771,089	0.55	2.05	0.58
1.00	0.59	3,919,246	0.59	0.59	0.63
1.00	0.87	4,627,000	0.59	0.90	0.62
1.00	1.71	7,552,000	0.58	1.72	0.61

1.00	4.69	2,783,868	0.59	4.62	0.64
1.00	2.26	1,889,908	0.59	3.56	0.64
1.00	0.84	253,991	0.59	2.36	0.64

1.00	4.65	3,245,121	0.59	4.58	0.63
1.00	2.24	2,648,298	0.59	3.34	0.63
1.00	0.81	2,445,422	0.59	2.26	0.63

1.00	4.62	1,909,921	0.59	4.59	0.63
1.00	2.16	875,609	0.59	3.20	0.64
1.00	0.78	812,795	0.59	2.20	0.62

1.00	4.61	235,377	0.59	4.53	0.63
1.00	1.72	206,926	0.59	3.44	0.64
1.00	1.88	220,885	0.64	1.85	0.72
1.00	0.41	238,643	0.70	0.40	0.79
1.00	0.70	310,996	0.70	0.72	0.79
1.00	1.51	451,881	0.70	1.53	0.72

1.00	4.39	1,893,320	0.59	4.29	0.63
1.00	1.59	1,913,521	0.59	3.18	0.64
1.00	1.75	2,032,558	0.59	1.75	0.66
1.00	0.45	1,868,692	0.59	0.43	0.69
1.00	0.75	2,535,204	0.59	0.77	0.69
1.00	1.55	3,525,590	0.59	1.53	0.69

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Morgan (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Year Ended February 28, 2007	$1.00	$0.03		$—	(f)	$0.03		$(0.03)	$—		$(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.97%	$570,935	0.59%	3.00%	0.62%
1.00	1.15	465,810	0.59	2.37	0.63
1.00	1.43	557,839	0.59	1.43	0.66
1.00	0.48	566,501	0.59	0.48	0.68
1.00	0.69	655,098	0.59	0.72	0.69
1.00	1.21	903,000	0.59	1.14	0.69

1.00	3.01	315,046	0.59	2.97	0.63
1.00	1.49	248,123	0.59	2.33	0.64
1.00	0.63	36,495	0.59	1.79	0.63

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.05	$—	(f)	$0.05	$(0.05)	$—		$(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

U.S. Treasury Plus Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

Federal Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 28, 2007	1.00	0.04	—	(f)	0.04	(0.04)	—	(f)	(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	4.85%	$7,844,932	0.45%	4.75%	0.48%
1.00	1.83	7,450,365	0.45	3.65	0.48
1.00	2.18	8,577,924	0.45	2.22	0.48
1.00	0.73	5,887,641	0.45	0.73	0.47
1.00	1.01	5,411,913	0.45	1.00	0.46
1.00	1.85	5,182,000	0.44	1.80	0.47

1.00	4.84	545,911	0.45	4.77	0.49
1.00	2.36	316,397	0.45	3.61	0.49
1.00	0.89	80,814	0.45	2.52	0.52

1.00	4.80	1,624,006	0.45	4.69	0.48
1.00	2.37	1,957,807	0.39	3.56	0.48
1.00	1.79	1,416,600	0.39	1.94	0.44
1.00	0.72	728,456	0.39	0.71	0.39
1.00	1.15	770,196	0.39	1.13	0.39
1.00	2.21	699,907	0.37	2.24	0.39

1.00	4.76	1,424,189	0.45	4.68	0.48
1.00	2.25	1,164,950	0.45	3.36	0.49
1.00	0.83	1,009,503	0.45	2.32	0.47

1.00	4.76	604,858	0.45	4.62	0.48
1.00	1.79	756,761	0.45	3.52	0.49
1.00	2.08	1,502,964	0.45	2.13	0.49
1.00	0.66	1,057,504	0.45	0.65	0.48
1.00	0.95	1,214,705	0.45	0.96	0.47
1.00	1.77	1,403,875	0.45	1.73	0.47

1.00	4.54	1,291,467	0.45	4.45	0.48
1.00	1.69	1,507,936	0.39	3.48	0.49
1.00	1.92	1,010,061	0.41	2.08	0.48
1.00	0.58	564,734	0.46	0.57	0.47
1.00	0.88	488,963	0.46	0.85	0.47
1.00	1.68	352,873	0.46	1.52	0.48

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Year Ended February 28, 2007	$1.00	$0.03	$—	(f)	$0.03	$(0.03)	$—		$(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Municipal Money Market Fund (d)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 to February 28, 2006 (e)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	Effective February 19, 2005, Class I was renamed as Premier Shares.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	3.12%	$2,078,846	0.45%	3.07%	0.47%
1.00	1.22	6,120,346	0.45	2.47	0.48
1.00	1.58	4,686,356	0.45	1.57	0.48
1.00	0.62	4,038,922	0.45	0.62	0.47
1.00	0.83	3,429,000	0.45	0.82	0.47
1.00	1.35	3,066,000	0.45	1.25	0.48

1.00	3.16	1,037,219	0.45	3.11	0.48
1.00	1.58	906,870	0.45	2.36	0.48
1.00	1.42	827,335	0.45	1.39	0.51
1.00	0.61	867,509	0.45	0.60	0.53
1.00	0.96	1,085,136	0.45	0.96	0.53
1.00	1.45	1,290,395	0.45	1.38	0.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Agency

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.05	$—	(g)	$0.05	$(0.05)	$—		$(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)	—		(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund (f)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
November 1, 2001 (e) to June 30, 2002	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)

Federal Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—	(g)	(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Effective February 19, 2005, Administrative Class was renamed as Agency Shares.

(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	5.05%	$10,626,102	0.26%	4.95%	0.33%
1.00	1.93	9,357,166	0.26	3.84	0.33
1.00	2.37	12,406,388	0.26	2.35	0.33
1.00	0.93	11,669,540	0.26	0.92	0.32
1.00	1.20	12,648,000	0.26	1.20	0.31
1.00	2.05	12,562,000	0.25	2.08	0.32

1.00	5.03	183,392	0.26	4.94	0.34
1.00	2.49	206,098	0.26	3.68	0.34
1.00	0.96	482,594	0.26	2.68	0.37

1.00	5.00	3,890,478	0.26	4.91	0.33
1.00	2.48	3,516,960	0.24	3.65	0.33
1.00	1.95	4,045,754	0.24	2.55	0.32
1.00	0.87	98,212	0.24	0.86	0.24
1.00	1.30	578,118	0.24	1.14	0.24
1.00	1.21	81,789	0.24	1.72	0.24

1.00	4.96	896,961	0.26	4.85	0.33
1.00	2.38	894,875	0.26	3.55	0.34
1.00	0.89	898,116	0.26	2.52	0.32

1.00	4.96	172,324	0.26	4.82	0.33
1.00	1.89	200,822	0.26	3.74	0.34
1.00	2.27	203,604	0.26	2.17	0.34
1.00	0.85	389,465	0.26	0.85	0.33
1.00	1.14	333,490	0.26	1.20	0.33
1.00	1.96	522,503	0.26	2.02	0.32

1.00	4.74	556,544	0.26	4.63	0.33
1.00	1.77	1,098,879	0.24	3.56	0.34
1.00	2.10	738,403	0.24	2.09	0.33
1.00	0.79	784,065	0.25	0.78	0.32
1.00	1.09	818,000	0.25	1.11	0.32
1.00	1.89	1,090,033	0.25	1.86	0.32

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Agency (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Year Ended February 28, 2007	$1.00	$0.03	$—	(f)	$0.03	$(0.03)	$—		$(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	3.31%	$288,068	0.26%	3.26%	0.32%
1.00	1.31	444,492	0.26	2.63	0.33
1.00	1.77	904,664	0.26	1.74	0.33
1.00	0.81	1,173,270	0.26	0.82	0.32
1.00	1.02	724,817	0.26	1.05	0.33
1.00	1.54	1,091,000	0.26	1.45	0.33

1.00	3.35	16,427	0.26	3.22	0.34
1.00	1.71	45,534	0.26	2.71	0.34
1.00	0.75	17	0.26	2.34	0.32

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Total Distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.04		$—	(e)	$0.04		$(0.04)	$(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

Liquid Assets Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)	(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	4.31%	$6,161	0.97%	4.26%	1.18%
1.00	1.57	5,907	0.97	3.16	1.18
1.00	1.52	5,690	1.11	1.58	1.23
1.00	0.12	8,247	1.06	0.12	1.28
1.00	0.25	10,093	1.21	0.27	1.27
1.00	1.05	13,296	1.23	1.10	1.26

1.00	4.30	18,717	0.97	4.23	1.19
1.00	2.01	20,450	0.97	2.97	1.19
1.00	1.27	26,999	1.01	1.17	1.44
1.00	0.15	41,540	1.02	0.15	1.54
1.00	0.33	62,581	1.33	0.32	1.55
1.00	1.12	38,690	1.52	1.08	1.55

1.00	4.22	1,528	0.97	4.15	1.18
1.00	1.90	1,819	0.97	2.82	1.19
1.00	1.25	2,358	0.87	1.18	1.42
1.00	0.24	2,860	0.82	0.24	1.52
1.00	0.31	3,096	1.17	0.31	1.53
1.00	1.05	1,735	1.52	0.95	1.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Total Distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.04		$—	(e)	$0.04		$(0.04)	$(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

Liquid Assets Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)	(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	4.31%	$1,497	0.97%	4.33%	1.17%
1.00	1.57	611	0.97	3.21	1.18
1.00	1.52	387	1.11	1.54	1.23
1.00	0.12	661	1.07	0.13	1.28
1.00	0.25	564	1.21	0.25	1.27
1.00	1.05	628	1.23	1.16	1.26

1.00	4.29	494,963	0.97	4.20	1.19
1.00	2.01	543,064	0.97	3.04	1.19
1.00	1.27	347,285	0.97	2.06	1.23
1.00	0.15	8,284	1.02	0.15	1.52
1.00	0.33	9,267	1.33	0.31	1.55
1.00	1.12	3,430	1.52	0.95	1.55

1.00	4.22	28,026	0.97	4.18	1.18
1.00	1.90	21,148	0.97	2.82	1.19
1.00	1.25	27,589	0.96	1.90	1.21
1.00	0.24	548	0.83	0.24	1.53
1.00	0.31	869	1.19	0.30	1.53
1.00	1.05	682	1.52	1.02	1.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.05	$—	(f)	$0.05	$(0.05)	$—		$(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)	—		(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Liquid Assets Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—	(f)	0.03	(0.03)	—		(0.03)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)
U.S. Government Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
U.S. Treasury Plus Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Federal Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)
100% U.S. Treasury Securities Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—	(f)	(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Tax Free Money Market Fund
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—		(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	5.11%	$25,408,596	0.20%	5.01%	0.28%
1.00	1.96	21,099,369	0.20	3.91	0.28
1.00	2.43	21,516,192	0.20	2.36	0.30
1.00	0.99	26,513,965	0.20	0.99	0.32
1.00	1.27	25,075,000	0.20	1.24	0.31
1.00	2.02	21,881,000	0.19	2.06	0.32

1.00	5.10	1,670,013	0.20	4.96	0.29
1.00	2.53	1,882,903	0.20	3.77	0.29
1.00	0.98	1,452,881	0.20	2.76	0.32

1.00	5.06	2,065,993	0.20	4.94	0.28
1.00	2.50	2,314,372	0.20	3.76	0.28
1.00	0.94	2,017,162	0.20	2.66	0.28

1.00	5.03	1,009,749	0.20	4.87	0.28
1.00	2.42	4,151,409	0.20	3.72	0.29
1.00	0.92	1,705,565	0.20	2.61	0.27

1.00	5.02	5,692,265	0.20	4.95	0.28
1.00	1.92	2,266,888	0.20	3.86	0.29
1.00	2.34	1,817,800	0.20	2.36	0.31
1.00	0.91	1,271,387	0.20	0.90	0.32
1.00	1.20	1,712,000	0.20	1.20	0.32
1.00	1.93	1,953,000	0.20	1.97	0.32

1.00	4.80	2,784,927	0.20	4.72	0.28
1.00	1.79	1,579,514	0.20	3.59	0.29
1.00	2.14	1,318,264	0.20	2.07	0.30
1.00	0.84	1,976,796	0.20	0.84	0.31
1.00	1.14	1,126,307	0.20	1.08	0.32
1.00	1.85	267,011	0.20	1.67	0.33

1.00	3.37	8,255,381	0.20	3.32	0.27
1.00	1.34	9,465,973	0.20	2.69	0.28
1.00	1.83	8,973,878	0.20	1.81	0.30
1.00	0.87	8,684,334	0.20	0.87	0.31
1.00	1.09	6,332,000	0.20	1.05	0.32
1.00	1.54	3,889,112	0.20	1.46	0.33

1.00	3.41	236,421	0.20	3.36	0.28
1.00	1.75	249,762	0.20	2.71	0.29
1.00	0.77	84,755	0.20	2.27	0.28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.04		$—	(g)	$0.04		$(0.04)	$—		$(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Liquid Assets Money Market Fund (e)
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

U.S. Government Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—		0.02		(0.02)	—		(0.02)
February 19, 2005 (f) to June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund (e)
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Federal Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—	(g)	(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Effective February 19, 2005, Class A was renamed as Reserve Shares.

(f)	Commencement of offering of class of shares.

(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	4.59%	$461,798	0.70%	4.49%	0.73%
1.00	1.71	445,119	0.70	3.45	0.73
1.00	1.92	304,259	0.70	1.92	0.73
1.00	0.48	269,516	0.70	0.48	0.73
1.00	0.76	355,358	0.70	0.76	0.71
1.00	1.60	393,000	0.68	1.41	0.72

1.00	4.58	1,461,304	0.70	4.41	0.74
1.00	2.19	2,564,187	0.70	3.25	0.74
1.00	1.53	3,569,531	0.75	1.48	0.78
1.00	0.40	4,372,583	0.77	0.40	0.79
1.00	0.89	5,744,025	0.77	0.90	0.80
1.00	1.88	6,521,235	0.77	1.88	0.80

1.00	4.54	343,592	0.70	4.37	0.73
1.00	2.17	719,836	0.69	3.23	0.73
1.00	0.77	749,475	0.69	2.19	0.73

1.00	4.50	876,221	0.70	4.36	0.73
1.00	2.08	1,504,955	0.70	3.10	0.74
1.00	1.38	1,737,775	0.74	1.40	0.75
1.00	0.29	1,702,965	0.77	0.29	0.77
1.00	0.73	2,453,050	0.77	0.75	0.78
1.00	1.81	3,162,893	0.77	1.80	0.78

1.00	4.50	1,251	0.70	4.45	0.73
1.00	1.67	760	0.70	3.30	0.74
1.00	1.21	1,093	0.70	2.65	0.73

1.00	4.27	785,951	0.70	4.37	0.72
1.00	1.54	2,663	0.68	3.21	0.74
1.00	1.11	968	0.68	2.37	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Year Ended February 28, 2007	$1.00	$0.03		$—	(g)	$0.03		$(0.03)	$—		$(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Municipal Money Market Fund (e)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—	(g)	(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Effective February 19, 2005, Class A was renamed as Reserve Shares.

(f)	Commencement of offering of class of shares.

(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.86%	$4,631,440	0.70%	2.92%	0.72%
1.00	1.09	2,829	0.70	2.17	0.73
1.00	0.86	2,423	0.70	1.71	0.73

1.00	2.90	113,653	0.70	2.85	0.73
1.00	1.41	173,362	0.70	2.09	0.73
1.00	1.16	373,788	0.70	1.13	0.76
1.00	0.36	375,729	0.70	0.35	0.78
1.00	0.71	486,778	0.70	0.71	0.78
1.00	1.20	534,947	0.69	1.19	0.77

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Investor

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Total Distributions
Liquid Assets Money Market Fund (c)
Year Ended February 28, 2007	$1.00	$0.05	$—	(e)	$0.05	$(0.05)	$(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(e)	0.02	(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.02	—		0.02	(0.02)	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)	(0.02)

U.S. Treasury Plus Money Market Fund (c)
Year Ended February 28, 2007	1.00	0.05	—	(e)	0.05	(0.05)	(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(e)	0.02	(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(e)	0.02	(0.02)	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 19, 2005, Class I was renamed as Investor Shares.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	4.77%	$1,841,427	0.51%	4.69%	0.54%
1.00	2.32	1,685,923	0.51	3.44	0.54
1.00	1.77	1,962,817	0.52	1.58	0.55
1.00	0.65	3,898,608	0.52	0.65	0.54
1.00	1.15	4,881,506	0.52	1.14	0.55
1.00	2.14	5,325,870	0.52	2.12	0.55

1.00	4.70	1,854,344	0.51	4.60	0.53
1.00	2.21	1,987,416	0.51	3.27	0.54
1.00	1.52	2,509,650	0.52	1.56	0.52
1.00	0.55	2,920,637	0.52	0.54	0.52
1.00	0.99	3,912,526	0.52	0.99	0.53
1.00	2.07	4,188,032	0.52	2.01	0.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Cash Management

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Total Distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.04		$—	(e)	$0.04		$(0.04)	$(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	(0.01)
September 10, 2001 (d) to August 31, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	Commencement of offering of class of shares.

(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	4.32%	$28,464	0.96%	4.19%	0.98%
1.00	1.58	82,930	0.96	3.15	0.98
1.00	1.66	97,786	0.96	1.67	0.99
1.00	0.21	84,565	0.96	0.21	0.99
1.00	0.50	544,027	0.95	0.48	0.96
1.00	1.25	282,217	0.96	1.17	0.99

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Capital

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.05	$—	(g)	$0.05	$(0.05)	$—		$(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 to August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund (f)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—		0.03	(0.03)	—		(0.03)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—	(g)	(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 to August 31, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Effective February 19, 2005, Class I was renamed as Capital Shares.

(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	5.15%	$38,644,921	0.16%	5.06%	0.23%
1.00	1.98	29,137,733	0.16	3.97	0.23
1.00	1.55	27,693,602	0.16	2.96	0.23

1.00	5.14	1,663,573	0.16	5.02	0.24
1.00	2.56	1,631,764	0.16	3.73	0.24
1.00	0.99	3,102,545	0.16	2.80	0.27

1.00	5.10	6,985,294	0.16	4.94	0.23
1.00	2.54	11,330,299	0.14	3.89	0.23
1.00	2.05	4,529,318	0.14	1.94	0.17
1.00	0.97	7,157,361	0.14	0.96	0.14
1.00	1.40	9,031,960	0.14	1.37	0.14
1.00	2.45	5,951,880	0.14	2.40	0.14

1.00	4.84	1,382,765	0.16	4.72	0.23
1.00	1.82	1,380,249	0.14	3.61	0.24
1.00	1.40	1,670,983	0.14	2.64	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Service

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Total realized gains		Total Distributions
Liquid Assets Money Market Fund
Year Ended February 28, 2007	$1.00	$0.04	$—	(e)	$0.04	$(0.04)	$—		$(0.04)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.02	—	(e)	0.02	(0.02)	—		(0.02)

U.S. Government Money Market Fund
Year Ended February 28, 2007	1.00	0.04	—	(e)	0.04	(0.04)	—		(0.04)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03	—	(e)	0.03	(0.03)	—	(e)	(0.03)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.01	—	(e)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of class of shares.

(e)	Amount is less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS.

120   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	4.27%	$16	1.00%	4.19%	1.09%
1.00	1.89	15	1.00	3.00	1.10

1.00	4.23	16	1.00	4.15	1.07
1.00	1.87	15	1.00	2.97	1.09

1.00	2.59	15	1.00	2.55	1.09
1.00	1.16	15	1.00	1.85	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

E*Trade

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gains		Total distributions
Municipal Money Market Fund
Year Ended February 28, 2007	$1.00	$0.03		$—	(e)	$0.03		$(0.03)		$—	(e)	$(0.03)
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—		—	(e)	—	(e)	—		—	(e)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Commencement of offering of class of shares.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount rounds to less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS.

122   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.59%	$1,723,433	1.00%	2.60%	1.08%
1.00	0.25	307,366	1.00	2.11	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004 as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Prime Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Cash Management and Capital	JPM I
Liquid Assets Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Investor, Capital and Service	JPM II
U.S. Government Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve, Capital and Service	JPM II
U.S. Treasury Plus Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve and Investor	JPM II
Federal Money Market Fund	Morgan, Premier, Agency, Institutional and Reserve	JPM I
100% U.S. Treasury Securities Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve and Capital	JPM I
Tax Free Money Market Fund	Morgan, Premier, Agency, Institutional and Reserve	JPM I
Municipal Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve, Service and E*Trade	JPM II

Class B and Class C Shares generally provide for a contingent deferred sales charge. Class B Shares automatically convert to Morgan Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

Certain Funds may hold funding agreements which are contracts that obligate the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser and which may also guarantee the return of principal. Because the funding agreements are not traded, they are generally classified as illiquid securities and are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations are generally based on the creditworthiness of the funding agreement’s issuer. It is possible that the estimated values may differ from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the market value and percentage of net assets of illiquid securities as of February 28, 2007 (amounts in thousands):

	Market Value	Percentage
Prime Money Market Fund	$5,373,849	6.0%
Liquid Assets Money Market Fund	936,689	8.8
U.S. Government Money Market Fund	1,200,000	6.6

C.  Repurchase Agreements — Certain Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty

124   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Securities Lending — To generate additional income, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Liquid Assets Money Market Fund and U.S. Government Money Market Fund retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the 100% U.S. Treasury Securities Money Market Fund. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended February 28, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund from any losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of February 28, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the year then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Liquid Assets Money Market Fund	$1	$—	$—
U.S. Government Money Market Fund	21	—	—
100% U.S. Treasury Securities Money Market Fund (a)	1,128	2,580,894	2,531,569

(a)	Collateral was received in the form of U.S. Treasury Securities, which the Fund cannot sell or repledge, and accordingly, are not reflected in the Fund’s assets and liabilities.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the particular Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution fees and shareholder servicing fees.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Prime Money Market Fund	$1,168	$(1,168)	$—
Liquid Assets Money Market Fund	187	(187)	—
U.S. Government Money Market Fund	359	(359)	—
U.S. Treasury Plus Money Market Fund	198	(189)	(9)
Federal Money Market Fund	70	(68)	(2)
100% U.S. Treasury Securities Money Market Fund	128	(189)	61
Tax Free Money Market Fund	274	(274)	—
Municipal Money Market Fund	(24)	208	(184)

The reclassifications for the Funds relate primarily to differences in deferred compensation and the character for tax purposes of distributions (U.S. Treasury Plus Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Municipal Money Market Fund).

I.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund and JPMorgan Investment Advisors Inc., (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market and Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The annual advisory fee for each Fund is 0.08%.

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

As of February 28, 2007, there were no waivers/reimbursements resulting from investments in the money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds.

126   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Morgan Shares, Class B, Class C, Reserve Shares, Cash Management Shares, Service Shares and E*Trade Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares, Agency Shares, Institutional Shares, Investor Shares and Capital Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Class B	Class C	Reserve	Cash Management	Service	E*Trade
Prime Money Market Fund	n/a	0.75%	0.75%	0.25%	0.50%	n/a	n/a
Liquid Assets Money Market Fund	0.10%	0.75	0.75	0.25	n/a	0.60%	n/a
U.S. Government Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	n/a
U.S. Treasury Plus Money Market Fund	0.10	0.75	0.75	0.25	n/a	n/a	n/a
Federal Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Tax Free Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Municipal Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	0.60%

In addition, the Distributor is entitled to receive the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares. For the year ended February 28, 2007, the Distributor received the following amounts (in thousands):

CDSC
Prime Money Market Fund	$62
Liquid Assets Money Market Fund	66
U.S. Treasury Plus Money Market Fund	4

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional
Prime Money Market Fund	0.35%	0.30%	0.15%	0.25%	0.25%	0.10%
Liquid Assets Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
U.S. Government Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
U.S. Treasury Plus Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
Federal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
100% U.S. Treasury Securities Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Tax Free Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Municipal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.30%	n/a	0.30%	0.05%	n/a	n/a
Liquid Assets Money Market Fund	0.30	0.35%	n/a	0.05	0.30%	n/a
U.S. Government Money Market Fund	0.30	n/a	n/a	0.05	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.30	0.35	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.30	n/a	n/a	0.05	n/a	n/a
Tax Free Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.30	n/a	n/a	n/a	0.30	0.30%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of this shareholder servicing fee to such financial intermediaries for performing such services.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional
Prime Money Market Fund	0.52%	0.45%	0.26%	0.97%	0.97%	0.20%
Liquid Assets Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
U.S. Government Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
U.S. Treasury Plus Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
Federal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
100% U.S. Treasury Securities Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Tax Free Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Municipal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.70%	n/a	0.96%	0.16%	n/a	n/a
Liquid Assets Money Market Fund	0.70	0.51%	n/a	0.16	1.00%	n/a
U.S. Government Money Market Fund	0.70	n/a	n/a	0.16	1.00	n/a
U.S. Treasury Plus Money Market Fund	0.70	0.51	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.70	n/a	n/a	0.16	n/a	n/a
Tax Free Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.70	n/a	n/a	n/a	1.00	1.00%

The contractual expense limitation agreements were in effect for the year ended February 28, 2007. The expense limitation percentages in the table above are in place until at least June 30, 2007.

For the year ended February 28, 2007, the Funds’ service providers waived fees for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Prime Money Market Fund	$11,303	$37,741	$49,044
Liquid Assets Money Market Fund	2,629	3,391	6,020
U.S. Government Money Market Fund	4,845	5,721	10,566
U.S. Treasury Plus Money Market Fund	1,842	2,813	4,655
Federal Money Market Fund	305	3,062	3,367
100% U.S. Treasury Securities Money Market Fund	2,531	2,286	4,817
Tax Free Money Market Fund	295	7,414	7,709
Municipal Money Market Fund	992	745	1,737

	Voluntary Waivers
	Administration	Total
Prime Money Market Fund	$467	$467

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

128   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party brokers/dealers. For the year ended February 28, 2007, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the year ended February 28, 2007 are as follows (amounts in thousands):

	Distribution		Shareholder Servicing
Prime Money Market Fund
Morgan	$—		$17,119
Premier	—		22,675
Agency	—		14,683
Class B	46		15
Class C	21		7
Institutional	—		22,094
Reserve	1,027		1,233
Cash Management	255		153
Capital	—		18,777
	$1,349		$96,756
Liquid Assets Money Market Fund
Morgan	$2,323		$8,132
Premier	—		1,354
Agency	—		329
Class B	161		54
Class C	3,301		1,100
Institutional	—		1,702
Reserve	4,501		5,401
Investor	—		6,080
Capital	—		694
Service	—	(a)	—	(a)
	$10,286		$24,846
U.S. Government Money Market Fund
Morgan	$2,862		$10,019
Premier	—		5,120
Agency	—		5,682
Institutional	—		2,293
Reserve	1,282		1,538
Capital	—		3,467
Service	—	(a)	—	(a)
	$4,144		$28,119

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

	Distribution		Shareholder Servicing
U.S. Treasury Plus Money Market Fund
Morgan	$1,431		$5,007
Premier	—		3,805
Agency	—		1,361
Class B	13		5
Class C	205		68
Institutional	—		2,962
Reserve	2,844		3,413
Investor	—		6,550
	$4,493		$23,171
Federal Money Market Fund
Morgan	$218		$764
Premier	—		1,758
Agency	—		230
Institutional	—		3,906
Reserve	4		4
	$222		$6,662
100% U.S. Treasury Securities Money Market Fund
Morgan	$1,808		$6,328
Premier	—		4,854
Agency	—		1,554
Institutional	—		2,126
Reserve	228		274
Capital	—		784
	$2,036		$15,920
Tax Free Money Market Fund
Morgan	$406		$1,419
Premier	—		17,463
Agency	—		606
Institutional	—		8,023
Reserve	1,241		1,489
	$1,647		$29,000
Municipal Money Market Fund
Morgan	$314		$1,101
Premier	—		3,138
Agency	—		37
Institutional	—		223
Reserve	367		440
Service	—	(a)	—	(a)
E*Trade	7,110		3,555
	$7,791		$8,494

(a)	Amount rounds to less than $1,000.

130   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
100% U.S. Treasury Securities Money Market Fund	$9,406,296	$—	$72	$(72)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended February 28, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$4,104,028	$—	$4,104,028
Liquid Assets Money Market Fund	473,880	—	473,880
U.S. Government Money Market Fund	875,433	—	875,433
U.S. Treasury Plus Money Market Fund	450,120	—	450,120
Federal Money Market Fund	237,630	—	237,630
100% U.S. Treasury Securities Money Market Fund	376,076	—	376,076
Tax Free Money Market Fund	1,560	483,197	484,757
Municipal Money Market Fund	498	84,980	85,478

The tax character of distributions paid during the period ended February 28, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$1,426,768	$—	$1,426,768
Liquid Assets Money Market Fund	266,399	—	266,399
U.S. Government Money Market Fund	482,431	—	482,431
U.S. Treasury Plus Money Market Fund	242,624	—	242,624
Federal Money Market Fund	72,001	—	72,001
100% U.S. Treasury Securities Money Market Fund	126,313	—	126,313
Tax Free Money Market Fund	1,282	204,088	205,370
Municipal Money Market Fund	85	23,815	23,900

The tax character of distributions paid during the 2005 fiscal year was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$1,476,850	$—	$—	$1,476,850
Liquid Assets Money Market Fund	159,423	—	—	159,423
U.S. Government Money Market Fund	216,687	—	—	216,687
U.S. Treasury Plus Money Market Fund	101,587	—	—	101,587
Federal Money Market Fund	80,127	—	—	80,127
100% U.S. Treasury Securities Money Market Fund	123,578	—	—	123,578
Tax Free Money Market Fund	3,689	570	257,810	262,069
Municipal Money Market Fund	31	—	17,681	17,712

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

At February 28, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income	Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$136,358	$(20)	$—	$—
Liquid Assets Money Market Fund	13,881	(4)	—	—
U.S. Government Money Market Fund	28,488	(1)	—	—
U.S. Treasury Plus Money Market Fund	20,454	—	—	—
Federal Money Market Fund	5,587	—	—	—
100% U.S. Treasury Securities Money Market Fund	16,036	—	—	(72)
Tax Free Money Market Fund	—	(1,089)	24,705	—
Municipal Money Market Fund	—	—	3,163	—

The cumulative timing differences primarily consist of wash sale loss deferrals (100% U.S. Treasury Securities Money Market Fund), deferred compensation, distributions payable, and post October loss deferrals (Prime Money Market Fund, Liquid Assets Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund).

As of February 28, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires
	2010	2012	2013		2014	2015	Total
Prime Money Market Fund	$—	$—	$—		$20	$—	$20
Liquid Assets Money Market Fund	—	1	1		—	2	4
U.S. Government Money Market Fund	1	—	—	(a)	—	—	1
Tax Free Money Market Fund	—	—	—		1,089	—	1,089

(a)	Amount rounds to less than $1,000.

During the year ended February 28, 2007, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Prime Money Market Fund	$4
U.S. Government Money Market Fund	1
Tax Free Money Market Fund	2,225

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2007, the Funds deferred to March 1, 2007 post October capital losses of (amounts in thousands):

	Capital Losses
Prime Money Market Fund	$3
Liquid Assets Money Market Fund	—	(a)
Federal Money Market Fund	17
100% U.S. Treasury Securities Money Market Fund	1

(a)	Amount rounds to less than $1,000

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

132   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

As of February 28, 2007, the Prime Money Market Fund and Liquid Asset Money Market Fund had no outstanding loans from another fund. Average loans for the year ended February 28, 2007, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Prime Money Market Fund	$2,576	1	$53
Liquid Assets Money Market Fund	2,254	1	104

Interest earned, if any, as a result of lending money to another fund as of February 28, 2007 is included in Income from interfund lending (net) in the Statement of Operations.

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of the year ended February 28, 2007. Average borrowings for the year ended February 28, 2007, were as follows (amounts in thousands):

	Average Borrowings	Average Number of Days Outstanding	Interest Paid
Tax Free Money Market Fund	$141,472	1	$21

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

8. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM I, JPM II, any series thereof, or any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Business Combinations

On August 12, 2004, the Board of Trustees of the One Group Mutual Funds, and on August 19, 2004, the Board of Trustees of the J.P. Morgan Funds, each approved management’s proposal to merge One Group U.S. Government Securities Money Market Fund and JPMorgan U.S. Government Money Market Fund (the “Target Funds”) into One Group Government Money Market Fund (the “Acquiring Fund”), JPMorgan Treasury Plus Money Market Fund (the “Target Fund”) into One Group U.S. Treasury Securities Money Market Fund (the “Acquiring Fund”), JPMorgan Liquid Assets Money Market Fund (the “Target Fund”) into One Group Prime Money Market Fund (the “Acquiring Fund”), One Group Institutional Prime Money Market Fund (the “Target Fund”) into JPMorgan Prime Money Market Fund (the “Acquiring Fund”), and One Group Treasury Only Money Market Fund (the “Target Fund”) into JPMorgan 100% U.S. Treasury Securities Fund (the “Acquiring Fund”).

On February 4, 2005, JPMorgan Prime Money Market Fund’s Premier Class assumed all of the net assets of JPMorgan Prime Money Market Fund’s Select Class, and the Select Class was closed.

After shareholder approval was obtained, the mergers were effective after the close of business on February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Funds as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to the value of their holdings in the Target Funds as of the close of business on the date of the reorganization.

The reorganization of One Group Institutional Prime Money Market Fund into JPMorgan Prime Money Market Fund and One Group Treasury Only Money Market Fund into JPMorgan 100% U.S. Treasury Securities Money Market Fund resulted in the creation of a new share class. The Prime Money Market Fund’s Capital Shares assumed all of the Class I Shares of Institutional Prime Money Market Fund, and the 100% U.S. Treasury Securities Money Market Fund’s Capital Shares assumed all of the Class I Shares of Treasury Only Money Market Fund. The One Group Institutional Prime Money Market and One Group Treasury Only Funds’ Class S Shares merged into the Premier Shares of the JPMorgan Prime Money Market Fund and JPMorgan 100% U.S. Treasury Securities Money Market Fund, respectively. In addition, the One Group Institutional Prime Money Market and One Group Treasury Only Funds’ Administrative Class Shares merged into the Agency Shares of the JPMorgan Prime Money Market Fund and JPMorgan 100% U.S. Treasury Securities Money Market Fund, respectively.

The following is a summary of Shares Outstanding, Net Assets and Net Asset Value Per Share immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Target Fund
One Group U.S. Government Securities Money Market Fund
Class I	116,106	$116,103	$1.00
Class A	500,579	500,579	1.00
JPMorgan U.S. Government Money Market Fund
Morgan	2,602,203	2,602,083	1.00
Premier	718,251	718,244	1.00
Institutional	2,277,485	2,277,446	1.00
Agency	3,579,738	3,579,682	1.00

134   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Acquiring Fund
One Group Government Money Market Fund
Class I	5,228,081	$5,228,081	$1.00
Class S	679,751	679,755	1.00
Administrative Class	64,748	64,749	1.00
Post Reorganization
JPMorgan U.S. Government Money Market Fund
Morgan	2,602,381	2,602,262	1.00
Premier	1,514,108	1,514,102	1.00
Agency	3,644,486	3,644,431	1.00
Institutional	2,277,485	2,277,446	1.00
Reserve	500,400	500,400	1.00
Capital	5,228,081	5,228,081	1.00
Target Fund
JPMorgan Treasury Plus Money Market Fund
Morgan	647,035	646,969	1.00
Premier	1,345,102	1,345,010	1.00
Institutional	648,863	648,830	1.00
Agency	869,798	869,931	1.00
Reserve	229,976	229,956	1.00
Acquiring Fund
One Group U.S. Treasury Securities Money Market Fund
Class I	2,401,439	2,401,406	1.00
Class A	1,714,028	1,714,061	1.00
Class B	2,418	2,417	1.00
Class C	657	656	1.00
Post Reorganization
JPMorgan U.S. Treasury Plus Money Market Fund
Morgan	647,035	646,969	1.00
Premier	1,345,102	1,345,010	1.00
Agency	869,798	869,931	1.00
Class B	2,418	2,417	1.00
Class C	657	656	1.00
Institutional	648,863	648,830	1.00
Reserve	1,944,004	1,944,017	1.00
Investor	2,401,439	2,401,406	1.00
Target Fund
JPMorgan Liquid Assets Money Market Fund
Morgan	22,164	22,165	1.00
Premier	56,312	56,312	1.00
Institutional	1,999,897	1,999,916	1.00
Agency	480,349	480,348	1.00
Acquiring Fund
One Group Prime Money Market Fund
Class I	3,154,348	3,154,396	1.00
Class A	3,969,494	3,969,445	1.00
Class B	31,292	31,292	1.00
Class C	6,605	6,605	1.00

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   135

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Post Reorganization
JPMorgan Liquid Assets Money Market Fund
Morgan	22,164	$22,165	$1.00
Premier	56,312	56,312	1.00
Agency	480,349	480,348	1.00
Class B	31,292	31,292	1.00
Class C	6,605	6,605	1.00
Reserve	3,969,494	3,969,445	1.00
Investor	3,154,348	3,154,396	1.00
Capital	1,999,897	1,999,916	1.00
Target Fund
One Group Institutional Prime Money Market Fund
Class I	14,825,420	14,825,395	1.00
Class S	1,171,410	1,171,415	1.00
Administrative Class	370,943	370,939	1.00
Acquiring Fund
JPMorgan Prime Money Market Fund
Morgan	3,708,638	3,708,717	1.00
Premier	7,304,303	7,304,385	1.00
Agency	12,837,707	12,837,817	1.00
Class B	5,410	5,401	1.00
Class C	427	427	1.00
Institutional	28,097,411	28,096,510	1.00
Reserve	266,645	266,637	1.00
Cash Management	60,285	60,281	1.00
Post Reorganization
JPMorgan Prime Money Market Fund
Morgan	3,708,638	3,708,717	1.00
Premier	8,475,713	8,475,800	1.00
Agency	13,208,650	13,308,756	1.00
Class B	5,410	5,401	1.00
Class C	427	427	1.00
Institutional	28,097,411	28,096,510	1.00
Reserve	266,645	266,637	1.00
Cash Management	60,285	60,281	1.00
Capital	14,825,420	14,825,395	1.00
Target Fund
One Group Treasury Only Money Market Fund
Class I	2,002,826	2,002,704	1.00
Class S	366,115	366,113	1.00
Administrative Class	134,233	134,217	1.00
Acquiring Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Morgan	1,954,564	1,954,402	1.00
Premier	430,084	430,099	1.00
Agency	738,445	738,603	1.00
Institutional	1,291,477	1,291,493	1.00
Post Reorganization
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Morgan	1,954,564	1,954,402	1.00
Premier	796,199	796,212	1.00
Agency	872,678	872,820	1.00
Institutional	1,291,477	1,291,493	1.00
Capital	2,002,826	2,002,704	1.00

136   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Prime Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Municipal Money Market Fund (hereafter collectively referred to as the “Funds”) at February 28, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2007

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   137

TRUSTEES
(Unaudited)

The names of the Trustees of the Trusts, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts, the year each Trustee first became a Board member of any of the heritage JPMorgan Funds or heritage One Group Mutual Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.
Roland R. Eppley, Jr. (1932); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.
John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.
Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.
Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

138   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   139

OFFICERS
(Unaudited)

The Trusts’ executive officers (listed below) generally are employees of the Advisor or one of its affiliates. The officers conduct and supervise the business operations of the Trusts. The officers hold office until a successor has been elected and duly qualified. The Trusts have no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trusts and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

140   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   141

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2006, and continued to hold your shares at the end of the reporting period, February 28, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2006	Ending Account Value, February 28, 2007	Expenses Paid During Period September 1, 2006 to February 28, 2007*	Annualized Expense Ratio
Prime Money Market Fund
Morgan
Actual	$1,000.00	$1,024.30	$2.56	0.51%
Hypothetical	1,000.00	1,022.27	2.56	0.51
Premier
Actual	1,000.00	1,024.70	2.26	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,025.60	1.31	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class B
Actual	1,000.00	1,022.00	4.86	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class C
Actual	1,000.00	1,022.00	4.86	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Institutional
Actual	1,000.00	1,025.90	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,023.40	3.51	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Cash Management
Actual	1,000.00	1,022.10	4.81	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96

142   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Beginning Account Value September 1, 2006	Ending Account Value, February 28, 2007	Expenses Paid During Period September 1, 2006 to February 28, 2007*	Annualized Expense Ratio
Prime Money Market Fund — Continued
Capital
Actual	$1,000.00	$1,026.10	$0.80	0.16%
Hypothetical	1,000.00	1,024.00	0.80	0.16

Liquid Assets Money Market Fund
Morgan
Actual	1,000.00	1,024.00	2.96	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,024.70	2.26	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,025.70	1.31	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class B
Actual	1,000.00	1,022.10	4.86	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class C
Actual	1,000.00	1,022.10	4.86	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Institutional
Actual	1,000.00	1,026.00	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,023.40	3.51	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Investor
Actual	1,000.00	1,024.40	2.56	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51
Capital
Actual	1,000.00	1,026.20	0.80	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Service
Actual	1,000.00	1,022.00	4.96	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

U.S. Government Money Market Fund
Morgan
Actual	1,000.00	1,023.70	2.96	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,024.40	2.26	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,025.30	1.31	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional
Actual	1,000.00	1,025.60	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   143

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2007

	Beginning Account Value September 1, 2006	Ending Account Value, February 28, 2007	Expenses Paid During Period September 1, 2006 to February 28, 2007*	Annualized Expense Ratio
U.S. Government Money Market Fund — Continued
Reserve
Actual	$1,000.00	$1,023.10	$3.51	0.70%
Hypothetical	1,000.00	1,021.32	3.51	0.70
Capital
Actual	1,000.00	1,025.80	0.80	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Service
Actual	1,000.00	1,021.60	5.06	1.01
Hypothetical	1,000.00	1,019.79	5.06	1.01

U.S. Treasury Plus Money Market Fund
Morgan
Actual	1,000.00	1,023.60	2.96	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,024.30	2.26	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,025.20	1.31	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class B
Actual	1,000.00	1,021.70	4.86	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class C
Actual	1,000.00	1,021.70	4.86	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Institutional
Actual	1,000.00	1,025.50	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,023.00	3.51	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Investor
Actual	1,000.00	1,024.00	2.56	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51

Federal Money Market Fund
Morgan
Actual	1,000.00	1,023.40	2.96	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,024.20	2.26	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,025.10	1.31	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional
Actual	1,000.00	1,025.40	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20

144   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Beginning Account Value September 1, 2006	Ending Account Value, February 28, 2007	Expenses Paid During Period September 1, 2006 to February 28, 2007*	Annualized Expense Ratio
Federal Money Market Fund — Continued
Reserve
Actual	$1,000.00	$1,022.90	$3.51	0.70%
Hypothetical	1,000.00	1,021.32	3.51	0.70

100% US Treasury Securities Money Market
Morgan
Actual	1,000.00	1,022.30	2.96	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,023.00	2.26	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,023.90	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional
Actual	1,000.00	1,024.20	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,021.70	3.51	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Capital
Actual	1,000.00	1,024.40	0.80	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16

Tax Free Money Market Fund
Morgan
Actual	1,000.00	1,015.00	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,015.70	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,016.70	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional
Actual	1,000.00	1,017.00	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,014.50	3.50	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

Municipal Money Market Fund
Morgan
Actual	1,000.00	1,015.20	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,015.90	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,016.90	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   145

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2007

	Beginning Account Value September 1, 2006	Ending Account Value, February 28, 2007	Expenses Paid During Period September 1, 2006 to February 28, 2007*	Annualized Expense Ratio
Municipal Money Market Fund — Continued
Institutional
Actual	$1,000.00	$1,017.20	$1.00	0.20%
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,014.70	3.50	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Service
Actual	1,000.00	1,013.10	4.99	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
E*Trade
Actual	1,000.00	1,013.20	4.99	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

146   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be sent under separate cover.

For the fiscal year ended February 28, 2007, the Funds designated the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Prime Money Market Fund	$3,478,209
Liquid Assets Money Market Fund	380,477
U.S. Government Money Market Fund	865,558
U.S. Treasury Plus Money Market Fund	446,653
Federal Money Market Fund	234,846
100% U.S. Treasury Securities Money Market Fund	368,781

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2007:

Exempt Distributions Paid
Tax Free Money Market Fund	99.68%
Municipal Money Market Fund	100.00

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2007:

Income from U.S. Treasury Obligations
U.S. Government Money Market Fund	26.40%
U.S. Treasury Plus Money Market Fund	11.31
100% U.S. Treasury Securities Money Market Fund	99.01
Federal Money Market Fund	100.00

For the fiscal year ended February 28, 2007, The Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gains (amounts in thousands):

Qualified Short Term Gains
U.S. Treasury Plus Money Market Fund	$9
100% U.S. Treasury Securities Money Market Fund	177
Federal Money Market Fund	2
Municipal Money Market Fund	498

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   147

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. February 2007.	AN-MMKT-207

ANNUAL REPORT     FEBRUARY 28, 2007

JPMorgan Funds

Money

Market

Funds

JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Municipal Money Market Fund	2
JPMorgan Michigan Municipal Money Market Fund	3
JPMorgan New York Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	28
Financial Highlights	34
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	48
Trustees	49
Officers	51
Schedule of Shareholder Expenses	53
Tax Letter	55

HIGHLIGHTS

•	After 17 consecutive hikes, the fed funds rate halted at 5.25%

•	High oil prices and a cooling housing market, contributed to the fall of GDP growth

•	After reaching multiple-year highs, two- and 10-year U.S. Treasury yields fell sharply

•	With evidence of a weakening economy, the Fed held interest rates steady at its last five meetings

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 9, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for certain of the JPMorgan Money Market Funds for the 12 months ended February 28, 2007. Inside, you’ll find in-depth information on some of our money market funds.

“While both short- and long-term yields were relatively unchanged during the fiscal year, this was not indicative of volatility in the bond market.”

An Economic Slowdown

The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appeared to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, along with high oil prices and a cooling housing market, contributed to the fall of gross domestic product (GDP) growth from 5.6% in the first quarter of 2006 to 2.0% by the third quarter. While the U.S. Department of Commerce advance estimate for fourth-quarter GDP was a solid 3.5%, this was subsequently revised downward to 2.2%.

With mounting evidence of a weakening economy, the Fed chose to hold interest rates steady at its last five meetings. Given mixed economic and inflationary data in recent months, many financial experts believe that the Fed could continue to keep rates on hold for the time being. In the statement that was released in conjunction with its January 2007 meeting, the Fed noted, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

Bond Prices Rise Amid Increased Volatility

While both short- and long-term yields were relatively unchanged during the fiscal year, this was not indicative of volatility in the bond market. After reaching multiple-year highs of 5.29% and 5.25%, respectively, in late June 2006, two- and 10-year U.S. Treasury yields then fell sharply. This occurred as it became evident that the Fed would pause in its two-year tightening campaign. Yields again moved higher during the fourth quarter of 2006 and the first two months of 2007 due to concerns that the economy was picking up steam and that the Fed’s next move might be to raise, instead of lower, short-term rates. The bond market had one more surprise for investors at the end of February. With the global equity markets falling sharply, there was a mass flight to quality. Overall, two-year Treasury yields moved from 4.21% to 4.71% and 10-year Treasury yields rose from 4.39% to 4.64% during the period. The overall bond market, as measured by the Lehman Brothers U.S. Aggregate Bond Index, returned 5.54%.

Outlook

There are two views regarding the future direction of the economy. On one hand, the Fed could orchestrate an economic “soft landing,” with positive economic growth and low inflation. However, should the economy surprise on the upside and inflation flare up, the Fed may choose to raise rates again. Until there is a better understanding of the direction of the economy and interest rates, there may be continued periods of volatility in the bond market.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS
Objective	Highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan and E*Trade
Net Assets as of 2/28/07	$1.0 Billion
Average Maturity	18 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	6.4%
2–7 days	82.3
8–30 days	0.8
31–60 days	0.7
61–90 days	3.9
91–180 days	4.4
181+ days	1.5

7-DAY SEC YIELD (1)

Morgan Shares	3.13%
E*Trade Shares	2.67

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares and E*Trade Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.03% and 2.57% for Morgan Shares and E*Trade Shares, respectively.

**	Percentages based on total market value of investments.
A list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

JPMorgan Michigan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 2/28/07	$267.5 Million
Average Maturity	16 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	8.5%
2–7 days	81.2
8–30 days	2.6
31–60 days	3.1
61–90 days	0.0
91–180 days	2.4
181+ days	2.2

7-DAY SEC YIELD (1)

Morgan Shares	3.17%
Premier Shares	3.31
Reserve Shares	3.05

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Premier Shares and Reserve Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.09%, 3.24% and 2.98% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total market value of investments.
A list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS
Objective
Highest possible level of current income which is excluded from gross income and exempt from New York State and New York
City personal income taxes, while still preserving capital and maintaining liquidity*

Primary Investment	New York short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Reserve and E*Trade
Net Assets as of 2/28/07	$1.8 Billion
Average Maturity	28 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	4.2%
2–7 days	78.3
8–30 days	1.4
31–60 days	0.0
61–90 days	0.7
91–180 days	13.4
181+ days	2.0

7-DAY SEC YIELD (1)

Morgan Shares	3.10%
Reserve Shares	2.98
E*Trade Shares	2.68

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Reserve Shares and E*Trade Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.05%, 2.94% and 2.59% for Morgan Shares, Reserve Shares and E*Trade Shares, respectively.

**	Percentages based on total market value of investments.
A list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

JPMorgan Ohio Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2007 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 2/28/07	$136.3 Million
Average Maturity	21 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	7.2%
2–7 days	79.7
8–30 days	2.1
31–60 days	0.0
61–90 days	3.9
91–180 days	4.3
181+ days	2.8

7-DAY SEC YIELD (1)

Morgan Shares	3.15%
Premier Shares	3.29
Reserve Shares	3.03

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Premier Shares and Reserve Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.02%, 3.17% and 2.91% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total market value of investments.
A list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 11.0% (n)
	California — 11.0%
32,964	California State Department of Water Resources, 3.58%, 03/07/07	32,964
17,500	Chino Basin Regional Financing Authority, Inland Empire Utilities, LOC: State Street Bank, 3.55%, 05/01/07	17,500
2,600	Riverside County of California, Teeter Financing Program, 3.53%, 06/07/07	2,600
8,000	Riverside County Transportation Commission, 3.55%, 05/02/07	8,000
	San Diego County Water Authority,
4,000	3.50%, 03/08/07	4,000
7,500	3.52%, 04/02/07	7,500
4,900	San Francisco City & County Public Utilities Commission, Rev., VAR, LIQ: BNP Paribas, 3.55%, 06/06/07	4,900
	State of California,
5,000	3.48%, 03/01/07	5,000
5,000	3.52%, 05/01/07	5,000
10,000	3.53%, 05/01/07	10,000
13,000	3.55%, 03/06/07	13,000
4,000	GO, 3.50%, 03/16/07	4,000
	Total Commercial Paper (Cost $114,464)	114,464
Daily Demand Notes — 5.9%
	California — 5.9%
	California Health Facilities Financing Authority, Adventist Health Systems,
1,700	Series A, Rev., VAR, LOC: Wachovia Bank N.A., 3.60%, 03/01/07	1,700
300	Series B, Rev., VAR, LOC: Wachovia Bank N.A., 3.60%, 03/01/07	300
	California Housing Finance Agency, Home Mortgage,
1,070	Series B, Rev., VAR, FSA, 3.67%, 03/01/07	1,070
2,585	Series C, Rev., VAR, AMT, 3.67%, 03/01/07	2,585
2,990	City of Los Angeles, Housing Loans to Lender Program, Series A, Rev., VAR, LOC: FHLB, 3.69%, 03/01/07	2,990
	Los Angeles Community Redevelopment Agency, Wilshire Station Apartments,
2,200	Series A, Rev., VAR, LOC: Bank of America, 3.67%, 03/01/07	2,200
7,900	Series A, Rev., VAR, LOC: Fleet National Bank, 3.67%, 03/01/07	7,900
18,900	Los Angeles Regional Airports Improvement Corp., Sublease, L.A. International Airport, Series LAX-2, Rev., VAR, LOC: Societe Generale, 3.63%, 03/01/07	18,900
	Municipal Securities Trust Certificates,
1,500	Series 2001-135, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.63%, 03/01/07 (e)	1,500
1,000	Series 2001-136, Class A, Rev., VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.63%, 03/01/07 (e)	1,000
4,900	Regional Airports Improvement Corp., Rev., VAR, LOC: Societe Generale, 3.71%, 03/01/07	4,900
15,000	Southern California Home Financing Authority, Series A, Rev., VAR, AMT, 3.63%, 03/01/07	15,000
1,250	State of California, Municipal Securities Trust Receipts, Series SGA-119, GO, VAR, FGIC, LIQ: Societe Generale, 3.63%, 03/01/07	1,250
	Total Daily Demand Notes (Cost $61,295)	61,295
Municipal Notes & Bonds — 5.2%
	California — 4.5%
1,500	California School Cash Reserve Program Authority, Series A, Rev., 4.50%, 07/06/07	1,505
3,000	California Statewide Communities Development Authority, Series A-1, TRAN, Rev., FSA, 4.50%, 06/29/07	3,008
5,000	City of Oakland, TRAN, Rev., 4.50%, 07/17/07	5,015
7,485	Los Angeles County, Series A, TRAN, Rev., 4.50%, 06/29/07	7,507
1,000	Los Angeles County Schools, Series A, TRAN, GO, 4.50%, 06/29/07	1,003
10,000	Los Angeles Unified School District, TRAN, GO, 4.50%, 12/03/07	10,080
5,750	School Project for Utility Rate Reduction, RAN, Rev., 4.50%, 10/04/07	5,784
	State of California,
7,000	RAN, Rev., 4.50%, 06/29/07	7,022
6,000	Ventura County, TRAN, GO, 4.50%, 07/02/07	6,016
		46,940
	Puerto Rico — 0.7%
7,000	Commonwealth of Puerto Rico, TRAN, Rev., 4.50%, 07/30/07	7,028
	Total Municipal Notes & Bonds (Cost $53,968)	53,968

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — 77.4%
	California — 70.9%
5,450	ABAG Finance Authority for Nonprofit Corps., Acton Courtyard Apartments, Series A, Rev., VAR, FSA, LOC: Wells Fargo Bank, N.A., 3.67%, 03/01/07 (m)	5,450
1,000	ABAG Finance Authority for Nonprofit Corps., Arbors Apartments, Series A, Rev., VAR, LIQ: FNMA, 3.46%, 03/07/07	1,000
	ABN AMRO Munitops Certificate Trust,
6,995	Series 2003-11, GO, VAR, FSA, 3.65%, 03/01/07	6,995
10,697	Series 2006-73 , GO, VAR, AMBAC 3.70%, 03/01/07	10,697
11,675	Series 2007-12, Rev., VAR, FSA, 3.68%, 03/01/07	11,675
2,505	Alameda Corridor Transportation Authority, Series 1513, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.66%, 03/01/07	2,505
8,500	Auburn Union School District, COP, VAR, FSA, 3.71%, 03/05/07	8,500
150	California Educational Facilities Authority, Series PA-542, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.65%, 03/07/07	150
20,000	California Health Facilities Financing Authority, Catholic West, Series H, Rev., VAR, LOC: Bank of America N.A., 3.43%, 03/07/07	20,000
13,000	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VAR, 3.47%, 03/07/07	13,000
1,975	California Health Facilities Financing Authority, Series ROCS-RR-II-603CE, Rev., VAR, LIQ: Citibank N.A., 3.65%, 03/07/07	1,975
745	California Housing Finance Agency, Series D, Rev., VAR, FSA, 3.53%, 03/07/07	745
	California Infrastructure & Economic Development Bank, Lance Camper Manufacturing Corp.,
6,000	Series A, Rev., VAR, LOC: Comerica Bank, 3.76%, 03/02/07	6,000
600	Series B, Rev., VAR, LOC: Comerica Bank, 3.76%, 03/02/07	600
3,000	California Infrastructure & Economic Development Bank, Le Lycee Francias De, Rev., VAR, LOC: Mellon First Business Bank, 3.50%, 03/05/07	3,000
3,500	California Infrastructure & Economic Development Bank, Westmark School Project, Rev., VAR, LOC: First Republic Bank, 3.52%, 03/02/07	3,500
1,000	California Pollution Control Financing Authority, Sierra Pacific Industries Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.52%, 03/07/07	1,000
2,380	California Pollution Control Financing Authority, U.S. Borax, Inc. Project, Series A, Rev., VAR, LOC: Wachovia Bank N.A., 3.57%, 03/02/07	2,380
	California State Department of Water Resources,
2,950	Series C-12, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.60%, 03/01/07	2,950
1,000	Sub Series G-13, Rev., VAR, FGIC, 3.48%, 03/01/07	1,000
	California State Public Works Board,
5,000	Series BNP - 160, STARS, Rev., VAR, AMBAC, LIQ: BNP Paribas, 3.64%, 03/05/07	5,000
1,275	Series PA-814, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.65%, 03/01/07	1,275
	California Statewide Communities Development Authority,
2,990	Rev., VAR, LOC: Comerica, 3.61%, 03/07/07	2,990
1,650	Series 909, COP, VAR., MBIA, LIQ: Morgan Stanley Municipal Funding, 3.64%, 03/01/07	1,650
3,400	Series 54TP, Rev., VAR, LIQ: Goldman Sachs Special Situation, 3.75%, 03/02/07	3,400
2,800	Series J, Rev., VAR, 3.47%, 03/07/07	2,800
21,520	Series M, Rev., VAR, 3.47%, 03/07/07	21,520
5,565	Series PT-3682, Rev., VAR, 3.74%, 03/02/07	5,565
2,500	California Statewide Communities Development Authority, Amern Baptist Homes West, Rev., VAR, LOC: Lasalle Bank N.A., 3.54%, 03/05/07	2,500
3,750	California Statewide Communities Development Authority, Busseto Foods, Inc., Series B, Rev., VAR, LOC: Comerica Bank, 3.75%, 03/07/07	3,750
	California Statewide Communities Development Authority, Kaiser Permanente,
3,700	Series A, Rev., VAR, 3.47%, 03/07/07	3,700
1,000	Series B, Rev., VAR, 3.47%, 03/07/07	1,000
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VAR, LOC: Union Bank of California N.A., 3.60%, 03/06/07	2,000
2,510	Chabot-Las Positas Community College District, Series 87-Z, GO, VAR, AMBAC, LIQ: Goldman Sachs Special Situation, 3.70%, 03/01/07	2,510

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
3,410	City & County of San Francisco, Series PT-3017, GO, VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.65%, 03/01/07	3,410
2,399	City of Glendale, Hospital, Series 590, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.69%, 03/04/07	2,399
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.60%, 03/01/07	2,000
3,600	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VAR, LIQ: FHLMC, 3.58%, 03/06/07	3,600
4,860	City of Los Angeles, Series PT-3700, Rev., VAR, 3.74%, 03/02/07	4,860
1,965	City of Los Angeles, Multimodal, Series C, Rev., VAR, FGIC, 3.60%, 03/01/07	1,965
3,900	City of Modesto, Series 910, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.64%, 03/06/07	3,900
3,000	City of Oceanside, Multi-Family Housing, Lakeridge Apartments Project, Rev., VAR, FHLMC, LIQ: FHLMC, 3.45%, 03/07/07	3,000
975	City of San Jose, Airport, Series ROCS-II-R-2004, Rev., VAR, FSA, LIQ: Citigroup Financial Products, 3.65%, 03/01/07	975
3,925	City of Santa Rosa, Waste Water Systems, Series PZ-43, Rev., VAR, AMBAC, 3.69%, 03/01/07	3,925
7,490	Coast Community College District, Series ROCS RR-II-R-6088, GO, VAR, FSA, LIQ: Citigroup Financial Products, 3.65%, 03/01/07	7,490
	Contra Costa Community College District,
4,610	Series ROCS RR-II-R-548X, GO, VAR, FSA, LIQ: Citibank N.A., 3.65%, 03/01/07	4,610
650	Contra Costa County Housing Authority, Lakeshore, Series C, Rev., VAR, FHLMC, LIQ: FHLMC, 3.42%, 03/07/07	650
	East Bay Municipal Utility District,
4,000	Series 1317-X, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.64%, 03/01/07	4,000
2,400	Series 1414, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.64%, 03/02/07	2,400
3,995	East Side Union High School District-Santa Clara County, Merlots, Series B-28, GO, VAR, MBIA, 3.54%, 03/07/07	3,995
28,432	Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Demand Certificates, Series M001, Class A, 3.75%, 03/07/07	28,432
2,990	Fairfield-Suisun Unified School District, Series ROCS RR-II-R-6019, GO, VAR, MBIA, LIQ: Citigroup Financial Products, 3.65%, 03/06/07	2,990
2,895	Fullerton School District, Series PT-1558, GO, VAR, FGIC, 3.65%, 03/05/07	2,895
	Golden State Pool Trust,
38,568	Series 24TP, Rev., VAR, LIQ: Goldman Sachs Special Situation, 3.75%, 03/01/07	38,568
3,733	Series 34TP, Rev., VAR, LIQ: Goldman Sachs Special Situation, 3.75%, 03/02/07	3,733
	Golden State Tobacco Securitization Corp.,
7,500	Series 1422, Rev., VAR, FGIC-TCRS, LIQ: Morgan Stanley Municipal Funding, 3.64%, 03/02/07	7,500
6,400	Series 1436, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.64%, 03/02/07	6,400
2,355	Series 8Z, Rev., VAR, AMBAC, LIQ: Special Situations Investing, 3.71%, 03/01/07	2,355
10,000	Series F-C2, Class D, Rev., VAR, LIQ: Lehman Brothers, 3.56%, 03/01/07	10,000
11,275	Series PA-1206, Rev., VAR, 3.68%, 03/06/07	11,275
1,048	Series Z-5, Rev., VAR, TOCS, FSA, LIQ: Goldman Sachs Special Situation, 3.71%, 03/07/07	1,048
8,795	Hacienda La Puente Unified School District, Series PT-2877,GO, VAR, FGIC, LIQ: Dexia Credit Local, 3.64%, 03/05/07	8,795
2,100	Hayward Housing Authority, Multi-Family Barrington Hill S.A., Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 03/07/07	2,100
1,000	Hesperia, Civic Plaza Financing, COP, VAR, LOC: Bank of America N.A., 3.42%, 03/07/07	1,000
645	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VAR, LOC: Bank of America N.A., 3.60%, 03/07/07	645
5,025	Huntington Beach Union High School District, Series PT-3413, GO, VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.65%, 03/06/07	5,025
5,880	Huntington Park Public Financing Authority Series PT-2719, Rev., VAR, FSA, 3.65%, 03/01/07	5,880
	Lehman Municipal Trust Receipts,
5,000	GO, VAR, LIQ: Lehman Liquidity Co., 3.54%, 03/07/07	5,000
5,750	Series 07-F1, Class D, LIQ: Lehman Brothers Special Financing, 3.56%, 03/07/07	5,750
10,000	Series 07-F2, Class D, Rev., GO, LIQ: Lehman Brothers, Special Financing, 3.60%, 03/07/07	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
8,000	Series 07-K7, Class D, Rev., LIQ: Lehman Liquidity Co., MBIA, 3.56%, 03/07/07	8,000
9,455	Lehman Municipal Trust Receipts, Metropolitan Water District, Rev., VAR, LIQ: Lehman Liquidity Co., 3.54%, 03/07/07	9,455
16,000	Long Beach Bond Finance Authority, Series 812, Class D, TAN, VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.64%, 03/01/07	16,000
6,660	Los Angeles Community College District, Series ROCS-II-R-71, GO, VAR, MBIA, LIQ: Salomon Smith Barney, 3.65%, 03/02/07	6,660
5,440	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II, Series II-C, Rev., VAR, FNMA, LIQ: FNMA, 3.58%, 03/02/07	5,440
1,850	Los Angeles County IDA, Goldberg & Solovy Foods, Rev., VAR, LOC: Union Bank of California, 4.95%, 03/06/07	1,850
	Los Angeles Department of Water & Power,
1,970	Series ROCS-RR-II-R-4510, Rev., VAR, MBIA, LIQ: Citigroup Financial Products, 3.65%, 03/01/07	1,970
2,000	Sub Series A-8, Rev., VAR, 3.58%, 03/05/07	2,000
2,000	Los Angeles Harbor Department, Series ROCS-RR-II-R-559, Rev., VAR, FGIC MBIA, LIQ: Citibank N.A., 3.67%, 03/06/07	2,000
3,000	Los Angeles IDA, Packing & Shipping Project, Series AAA, Rev., VAR, LOC: City National Bank, 3.76%, 03/05/07	3,000
	Los Angeles Unified School District,
9,128	Series 924, GO, VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.64%, 03/01/07	9,128
2,800	Series PT-1179, GO, VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.65%, 03/05/07	2,800
5,600	Metropolitan Water District of Southern California, Series B-2, Rev., VAR, 3.52%, 03/06/07	5,600
1,000	Monrovia Unified School District, Municipal Securities Trust Receipts, Series SGA-70, GO, VAR, MBIA, 3.55%, 03/07/07	1,000
5,600	Morgan Hill Unified School District, Floating Rate Receipts, Series SG-145, GO, VAR, FGIC, 3.64%, 03/01/07	5,600
	Municipal Securities Trust Certificates,
5,035	Series 281, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.61%, 03/07/07	5,035
23,945	Series 2000-96, Class A, GO, VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.53%, 03/07/07 (e)	23,945
6,050	Series 2006-259, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.61%, 03/07/07	6,050
8,605	Series 2006-287, Class A, Rev., VAR, FGIC, LIQ: Bear Stearns Capital Markets, FGIC, 3.55%, 03/07/07	8,605
4,555	Series 3001, Class A, GO, VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.61%, 03/07/07	4,555
8,725	Series 3024, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.61%, 03/07/07	8,725
9,725	Series 3035, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.61%, 03/07/07	9,725
11,475	Series 3044, Class A, GO, VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.61%, 03/07/07	11,475
5,000	Series 7021, Class A, Rev., VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.70%, 03/02/07	5,000
1,450	Orange County Apartment Development, Bluffs Apartments, Series C, Rev., VAR, FHLMC, LIQ: FHLMC, 3.58%, 03/06/07	1,450
675	Orange County Housing Authority, Lantern Pines Project, Series CC, Rev., VAR, FNMA, LIQ: FNMA, 3.42%, 03/07/07	675
1,000	Orange County Sanitation District, Series 1032, COP, VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.64%, 03/05/07	1,000
2,005	Orange County, Villas, Series PAZ-F, Rev., VAR, FNMA, LOC: FNMA., 3.55%, 03/05/07	2,005
8,000	Placentia-Yorba Linda Unified School District, Series 1245, COP, VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.64%, 03/05/07	8,000
5,515	Poway Redevelopment Agency, Tax Allocation, PT-2474, TAN, VAR, MBIA, 3.65%, 03/07/07	5,515
1,295	Poway Unified School District, PT-2113, GO, VAR, MBIA, 3.65%, 03/05/07	1,295
13,995	Puttable Floating Option, Tax-Exempt Receipts, Sun America Trust, Series 2001-1, Class A Certificates, Rev., VAR, FHLMC, LIQ: FHLMC, 3.71%, 03/05/07	13,995
	Reset Optional Certificates Trust II-R,
2,650	Series ROCS-RR-II-R-647, GO, VAR., MBIA, LIQ: Wells Fargo Bank N.A.3.68%, 03/01/07	2,650
6,000	Series ROCS-RR-II-R-681, GO, VAR, CIFG-TCRS, LIQ: Citibank N.A., 3.65%, 03/02/07	6,000
2,600	Riverside County, Public Facilities, Series B, COP, VAR, LOC: State Street Bank & Trust Co, 3.42%, 03/06/07	2,600

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
11,525	Roaring Fork Municipal Products LLC, Series 2007-3, Class A, Rev., VAR, FNMA, 3.78%, 03/01/07	11,525
1,574	Sacramento City Financing Authority, Series Z-3, TOCS, TAN, VAR, FGIC, LIQ: Goldman Sachs Special Situation, 3.71%, 03/01/07	1,574
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VAR, FNMA, LIQ: FNMA, 3.58%, 03/07/07	4,000
3,020	San Bernardino County Housing Authority, Montclair Heritage, Series A, Rev., VAR, LOC: California Federal Bank, 3.57%, 03/01/07	3,020
3,400	San Diego County, COP, VAR, LOC: Allied Irish Bank plc, 3.57%, 03/06/07	3,400
	San Diego Unified School District,
5,000	Series 964-D, GO, VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.64%, 03/05/07	5,000
3,090	Series PT-2176, GO, VAR, FGIC, 3.65%, 03/01/07	3,090
3,865	San Francisco City & County Public Utilities Commission, Series 1259-X, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.64%, 03/07/07	3,865
3,950	San Francisco City & County Redevelopment Agency, Community Facilities District No. 4, Rev., VAR, LOC: Bank of America, N.A., 3.43%, 03/07/07	3,950
	San Joaquin Hills Transportation Corridor Agency,
2,290	Series 90TPZ, Rev., VAR, MBIA, LIQ: Goldman Sachs Special Situation, 3.68%, 03/05/07	2,290
1,162	Series 91TPZ, Rev., VAR, MBIA, LIQ: Goldman Sachs Special Situation, 3.68%, 03/05/07	1,162
1,410	San Jose Unified School District/Santa Clara County, Series PZ-115, GO, VAR, FGIC, 3.69%, 03/01/07	1,410
1,000	San Mateo County Board of Education, Series A, COP, VAR, LOC: Allied Irish Bank plc, 3.60%, 03/05/07	1,000
400	Santa Ana Unified School District, COP, VAR, LOC: BNP Paribas, 3.43%, 03/07/07	400
4,375	Solar Eclipse Funding Trust, COP, VAR, AMBAC, LIQ: U.S. Bank N.A., 3.65%, 03/06/07	4,375
	State of California,
15,000	Series A, Sub Series A-3, GO, VAR, LOC: Bank of America N.A., 3.43%, 03/07/07	15,000
18,800	Series B, Sub Series B-1, GO, VAR, LOC: Bank of America N.A., 3.43%, 03/07/07	18,800
5,400	Series C-2, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.60%, 03/01/07	5,400
14,500	Series C-4, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.58%, 03/01/07	14,500
6,020	Series DB-102E, GO, VAR, LIQ: Deutsche Bank A.G., 3.68%, 03/01/07	6,020
3,000	Series FP3, GO, VAR, LIQ: Lehman Brothers Special Financing, 3.56%, 03/07/07	3,000
3,595	Series PA-594, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.65%, 03/05/07	3,595
1,760	Series PT-1236, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.68%, 03/07/07	1,760
1,245	Series PT-2831, GO, VAR, AMBAC, 3.64%, 03/05/07	1,245
1,050	Series SG-85, GO, VAR, FGIC-TCRS, LIQ: Societe Generale, 3.64%, 03/03/07	1,050
	State of California, Economic Recovery,
2,900	Series C-14, Rev., VAR, XLCA, 3.42%, 03/07/07	2,900
4,300	Series C-18, Rev., VAR, XLCA, 3.40%, 03/07/07	4,300
400	Series C-21, Rev., VAR, XLCA, 3.44%, 03/07/07	400
1,000	State of California, Macon Trust, Series N, GO, VAR, AMBAC, 3.65%, 03/06/07	1,000
	State of California, Municipal Securities Trust Receipts,
250	Series 2, Class A, GO, VAR, FGIC, LIQ: Societe Generale, 3.67%, 03/05/07	250
1,175	Series SGA-7, GO, VAR, FSA, 3.55%, 03/07/07	1,175
300	Series SGA-40, GO, VAR, FGIC, 3.55%, 03/07/07	300
4,720	Series SGA 54, GO, VAR, AMBAC, 3.55%, 03/07/07	4,720
100	Series SGA-55, GO, VAR, FGIC, 3.55%, 03/07/07	100
1,625	Series SGA-58, Rev., VAR, FGIC, 3.55%, 03/07/07	1,625
2,000	State of California, UBS Municipal, Series 2006-1005, GO, VAR, MBIA, 3.65%, 03/01/07	2,000
2,520	University of California, Series 1198, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.64%, 03/05/07	2,520
905	Vacaville Unified School District, Series PT-3068, GO, VAR, MBIA, 3.65%, 03/07/07	905
3,365	Vista Unified School District, Series PT-2116, GO, VAR, FSA, 3.65%, 03/05/07	3,365
4,350	West Valley-Mission Community College District, Series PT-3446, GO, VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.65%, 03/06/07	4,350

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
1,995	West Contra Costa Unified School District, Series PT-1828, GO, VAR, FGIC, 3.65%, 03/05/07	1,995
745	West Covina Redevelopment Agency, Lakes Public Parking Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.42%, 03/07/07	745
		737,236
	Puerto Rico — 6.5%
5,000	Commonwealth of Puerto Rico, Series PA-943, GO, VAR, MBIA-IBC, LIQ: Merrill Lynch Capital Services, 3.64%, 03/06/07	5,000
3,900	Lehman Municipal Trust Receipts, Series 06-FC4, Class D, Rev., VAR, LIQ: Lehman Liquidity Co., 3.56%, 03/07/07	3,900
	Municipal Securities Trust Certificates,
4,200	Series 2000-107, Class A, Rev., VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.51%, 03/07/07	4,200
1,150	Series 2002-199, Class A, GO, VAR, MBIA-IBC, LIQ: Bear Stearns Capital Markets, 3.51%, 03/07/07	1,150
2,000	Series 7005, Class A, SO, VAR, LIQ: Bear Stearns Capital Markets, 3.63%, 03/07/07	2,000
	Puerto Rico Aqueduct & Sewer Authority,
25,100	Series ROCS-PR-II-R-709CE, Rev., VAR, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	25,100
3,100	Series ROCS-PR-II-R-771CE, Rev., VAR, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	3,100
	Puerto Rico Highway & Transportation Authority,
6,000	Series ROCS-PR-II-R-785CE, Rev., VAR, LIQ: Citigroup Financial Products, 3.67%, 03/01/07	6,000
500	Series M, Rev., VAR, FGIC, 3.65%, 03/05/07	500
1,150	Puerto Rico Infrastructure Financing Authority, Series 1, SO, VAR, LIQ: Bank of New York, 3.66%, 03/05/07	1,150
9,870	Puerto Rico Municipal Finance Agency, Series PA-609, Rev., VAR, FSA, 3.64%, 03/06/07	9,870
4,550	Puerto Rico Public Buildings Authority, Series 747D, Rev., VAR, CIFG-TCRS, LIQ: Morgan Stanley Dean Witter, 3.64%, 03/07/07	4,550
1,300	TICS-TOCS Trust, Series 2001-2, GO, VAR, FSA, LIQ: Bank of New York, 3.66%, 03/06/07	1,300
		67,820
	Total Weekly Demand Notes (Cost $805,056)	805,056
	Total Investments — 99.5% (Cost $1,034,783)	1,034,783
	Other Assets in Excess of Liabilities — 0.5%	5,102
	NET ASSETS — 100.0%	1,039,885

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 8.3% (n)
	Michigan — 8.3%
6,900	Michigan State Building Authority, Series 5, 3.68%, 03/28/07	6,900
5,500	Michigan State Housing Development Authority, 3.57%, 04/02/07	5,500
6,900	State of Michigan, 3.65%, 03/06/07	6,900
	University of Michigan,
3,000	3.65%, 04/02/07	3,000
	Total Commercial Paper (Cost $22,300)	22,300
Daily Demand Notes — 7.2%
	Michigan — 7.2%
	Michigan State Hospital Finance Authority, Trinity Health Credit,
1,665	Series G, Rev., VAR, CIFG, 3.63%, 03/01/07	1,665
720	Series H, Rev., VAR, CIFG, 3.63%, 03/01/07	720
1,200	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VAR, LOC: FHLB, 3.74%, 03/01/07	1,200
4,690	Michigan State Housing Development Authority, Rental Housing, Series 2006-C, Rev., VAR, AMT, FSA, 3.70%, 03/01/07	4,690
3,300	Michigan State University, Series A, Rev., VAR, 3.66%, 03/01/07	3,300
3,160	Michigan Strategic Fund, Henry Ford Museum Project Rev., VAR, LOC: Comerica Bank, 3.63%, 03/01/07	3,160
4,000	Municipal Securities Trust Certificates, Series 2006-277, Class A, Rev., VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.68%, 03/01/07	4,000
300	Royal Oak Hospital Finance Authority, William Beaumont, Rev., VAR, AMBAC, 3.64%, 03/01/07	300
300	University of Michigan, Hospital Series A-2; Rev., VAR, 3.62%, 03/01/07	300
	Total Daily Demand Notes (Cost $19,335)	19,335
Monthly Demand Note — 0.7%
	Michigan — 0.7%
1,900	Michigan State Job Development Authority, East Lansing Resident, Rev., VAR, LOC: Wells Fargo Bank, N.A., 3.60%, 03/01/07 (Cost $1,900)	1,900
Municipal Notes & Bonds — 6.0%
	Michigan — 6.0%
3,500	City of Detroit, TAN, GO, LOC: Bank of Nova Scotia, 4.50%, 03/01/07	3,500
4,200	City of Detroit, Sewer Disposal System, Second Lien, Series E, Rev., VAR, FGIC, LIQ: Depfa Bank plc, 3.78%, 07/12/07	4,200
4,000	City of Kalamazoo, EDC, Heritage Project, TAN, GO, VAR, 4.25%, 12/01/07	4,019
2,300	Detroit School District, SAAN, GO, 4.50%, 08/21/07	2,309
2,000	Eclipse Funding Trust, Solar Eclipse, Series 2006-0001, GO, VAR, LIQ: U.S. Bank N.A., FSA Q-SBLF, 3.55%, 05/01/07	2,000
	Total Municipal Notes & Bonds (Cost $16,028)	16,028
Weekly Demand Notes — 78.7%
	Michigan — 78.7%
	ABN AMRO Munitops Certificate Trust,
3,350	Series 2006-1, Rev., VAR, AMT, GNMA COLL, 3.74%, 03/07/07 (m)	3,350
1,500	Series 2006-45, Rev., VAR, AMT, GNMA COLL, 3.74%, 03/03/07 (m)	1,500
2,965	City of Dearborn, EDC, Henry Ford Village, Limited Obligation, Rev., VAR, LOC: Comerica Bank, 3.72%, 03/05/07	2,965
2,495	City of Detroit, EDC, Merlots-A90-4/00, Rev., VAR, AMBAC, LIQ: Wachovia, 3.64%, 03/07/07	2,495
	City of Detroit, Sewer Disposal System,
2,000	MT-370, Rev., VAR, LIQ: Depfa Bank plc, MBIA, 3.71%, 03/05/07	2,000
9,760	PT-2595, Rev., VAR, MBIA, 3.70%, 03/02/07	9,760
3,205	City of Detroit, Water Supply System, Series PT-2587, Rev., VAR, FGIC, 3.87%, 03/05/07	3,205
1,000	City of Kalamazoo, EDC, WBC Properties Ltd. Project, Rev., VAR, LOC: Old Kent Bank & Trust, 3.72%, 03/05/07	1,000
3,190	City of Wyoming, Ace-Hi Displays, Inc. Project, Rev., VAR, AMT, LOC: Standard Federal Bank, 3.76%, 03/01/07	3,190
4,560	Dearborn School District, P-FLOATS-PT-2641, GO, VAR, FSA, Q-SBLF, LIQ: Merrill Lynch Capital Services, 3.71%, 03/04/07	4,560
2,800	Delta County, EDC, Mead Westvaco, Escanaba Paper Co., Series PT-2371, Rev., VAR, LOC: Merrill Lynch, 3.73%, 03/02/07	2,800
900	Detroit City School District, Series 2003-28, GO, VAR, FGIC, Q-SBLF, LIQ: BNP Paribas, 3.70%, 03/03/07	900

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
4,450	East Lansing School District, Municipal Securities Trust Receipts, Series SD-114, GO, VAR, Q-SBLF, LIQ: Societe Generale, 3.59%, 03/07/07	4,450
1,900	Grand Rapids, EDC, Limited Obligation, Cornerstone University, Rev., VAR, LOC: National City Bank, 3.67%, 03/05/07	1,900
2,555	Jackson County, EDC, Industrial Steel Treating Co. Project, Rev., VAR, LOC: Comerica Bank, 3.81%, 03/06/07	2,555
4,950	Kenowa Hills Public Schools, Series PT-2552, GO, VAR, FGIC, Q-SBLF, 3.71%, 03/06/07	4,950
	Michigan Higher Education Student Loan Authority,
2,000	Series 1280, Rev., VAR, AMBAC, GTD Student Loans, LIQ: Morgan Stanley Municipal Funding, 3.72%, 03/02/07	2,000
8,100	Series XII-B, Rev., VAR, AMBAC, GTD Student Loans, 3.58%, 03/07/07	8,100
6,205	Michigan Municipal Bond Authority, Clean Water, Series 397, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.71%, 03/05/07	6,205
1,855	Michigan Public Educational Facilities Authority, Academy Woods Project, Rev., VAR, LOC: Fifth Third Bank, 3.76%, 03/02/07	1,855
	Michigan State Building Authority,
4,000	EAGLE, Series 20060142, Class A, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.71%, 03/01/07	4,000
1,540	P-FLOATS-PZ-140, Rev., VAR, FGIC, 3.72%, 03/5/07	1,540
2,365	Series PT-2234, Rev., VAR, MBIA, 3.71%, 03/02/07	2,365
3,460	Series ROCS-RR-II-R-1049, Rev., VAR, LIQ: Citigroup Financial Products, 3.70%, 03/06/07	3,460
2,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VAR, FSA, LIQ: Morgan Stanley Dean Witter, 3.69%, 03/05/07	2,000
	Michigan State Housing Development Authority,
1,115	Series A, Rev., AMT, VAR, MBIA, LIQ: Landesbank Hessen-Thueringen, 3.69%, 03/01/07	1,115
3,000	Series B, Rev., AMT, VAR, 3.61%, 03/07/07	3,000
1,675	Michigan State Housing Development Authority, Multi-Family Housing, River Place Apartments, Rev., VAR, AMT, LOC: Bank of New York, 3.56%, 03/01/07	1,675
3,780	Michigan State Housing Development Authority, Multi-Family Housing, Weston, Series B, Rev., VAR, LOC: National City Bank, 3.77%, 03/05/07	3,780
6,030	Michigan State Housing Development Authority, Rental Housing, Series MT-267, Rev., VAR, FSA, LIQ: Bayerische Landesbank, 3.72%, 03/05/07	6,030
5,000	Michigan State Housing Development Authority, River Park Senior Apartments, Series B, Rev., VAR, FSA, LOC: National City Bank 3.74%, 03/06/07	5,000
2,100	Michigan State Housing Development Authority, Single Family Housing, Series C, Rev., VAR, FSA, LIQ: Dexia Credit Local, 3.55%, 03/06/07	2,100
2,795	Michigan State Trunk Line, Merlots, Series B-02, Rev., VAR, FSA, 3.56%, 03/07/07	2,795
3,040	Michigan Strategic Fund, Artinian, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.81%, 03/06/07	3,040
1,340	Michigan Strategic Fund, Atmosphere Heat Treating, Rev., VAR, AMT, LOC: Comerica Bank, 3.81%, 03/05/07	1,340
900	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Series 1997, Rev., VAR, AMT, LOC: Standard Federal Bank, 3.61%, 03/07/07	900
1,345	Michigan Strategic Fund, Custom Profile, Inc. Project, Series 2001, Rev., VAR, AMT, LOC: Firstar Bank N.A., 3.82%, 03/01/07	1,345
4,170	Michigan Strategic Fund, Dawnbreakers LLC Project, Rev., VAR, LOC: Fifth Third Bank, 3.77%, 03/05/07	4,170
485	Michigan Strategic Fund, Dennenlease LC Project, Rev., VAR, AMT, LOC: Old Kent Bank & Trust, 3.81%, 03/05/07	485
1,870	Michigan Strategic Fund, DOU-FORM Acquisition Project, Series 2001, Rev., VAR, AMT, LOC: First Union National Bank, 3.77%, 03/07/07	1,870
1,935	Michigan Strategic Fund, Geskus Photography, Inc., Rev., VAR, LOC: Wachovia Bank, 3.67%, 03/07/07	1,935
3,635	Michigan Strategic Fund, Grand River, Inc. Project, Rev., VAR, LOC: Fifth Third Bank, 3.76%, 03/02/07	3,635
1,100	Michigan Strategic Fund, Imperial Metal Products Co. Project, Rev., VAR, LOC: Fifth Third Bank, 3.77%, 03/05/07	1,100

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
195	Michigan Strategic Fund, Ironwood Plastics, Inc. Project, Rev., VAR, AMT, LOC: First of America Bank, 3.81%, 03/02/07	195
2,000	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VAR, LOC: LaSalle Bank N.A., 3.72%, 03/01/07	2,000
2,800	Michigan Strategic Fund, Mans Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.81%, 03/01/07	2,800
4,000	Michigan Strategic Fund, Millennium Steering LLC, Rev., VAR, LOC: Comerica Bank, 3.78%, 03/01/07	4,000
1,275	Michigan Strategic Fund, Monarch Hydraulics Inc. Project, Limited Obligation, Rev., VAR, LOC: Fifth Third Bank, 3.77%, 03/01/07	1,275
2,095	Michigan Strategic Fund, Nicholas Plastics Project, Rev., VAR, AMT, LOC: Fifth Third Bank, 3.82%, 03/01/07	2,095
930	Michigan Strategic Fund, Petoskey Plastics, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.81%, 03/06/07	930
1,140	Michigan Strategic Fund, Pyper Products Corp. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.81%, 03/05/07	1,140
2,000	Michigan Strategic Fund, Quincy Strategic, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.81%, 03/08/07	2,000
2,525	Michigan Strategic Fund, Rapid Line, Inc. Project, Rev., VAR, AMT, LOC: Firstar Bank N.A., 3.82%, 03/02/07	2,525
3,105	Michigan Strategic Fund, Rest Haven Christian Services, Rev., VAR, AMT, LOC: Sovereign Bank FSB, 3.68%, 03/01/07	3,105
3,880	Michigan Strategic Fund, Ritz-Craft Corp., Michigan Project, Rev., VAR, LOC: Old Kent Bank & Trust, 3.70%, 03/07/07	3,880
1,200	Michigan Strategic Fund, Saginaw Products Corp. Project, Limited Obligation, Rev., VAR, 3.81%, 03/07/07	1,200
4,975	Michigan Strategic Fund, Solid Waste Disposal Trust, Floating Rate Trust Receipts, Rev., VAR, AMT, LIQ: Lehman Brothers Special Financing, 3.67%, 03/07/07	4,975
3,530	Michigan Strategic Fund, Scoclan II LLC Project, Series 1999, Rev., VAR, LOC: Standard Federal Bank, 3.76%, 03/01/07	3,530
2,836	Michigan Strategic Fund, Solid Waste, Grayling Generating Project, Rev., VAR, AMT, LOC: Barclays Bank, New York, 3.56%, 03/07/07	2,836
855	Michigan Strategic Fund, Ultra Aluminum Manufacturing, Inc. Project, Rev., VAR, LOC: Fifth Third Bank, 3.76%, 03/02/07	855
2,220	Michigan Strategic Fund, Whitehall Products LLC Project, Rev., VAR, LOC: Fifth Third Bank, 3.77%, 03/05/07	2,220
5,600	Milan Area Schools, GO, VAR, Q-SBLF, LOC: Landesbank Hessen-Thueringen, 3.68%, 03/06/07	5,600
1,900	Municipal Securities Trust Certificates, Series 9054, GO, VAR, Q-SBLF, LIQ: Bear Stearns Capital Markets, 3.59%, 03/07/07	1,900
940	Oakland County, EDC, IBC N.A., Inc., Rev., VAR, LOC: Comerica Bank, 3.81%, 03/06/07	940
2,700	Oakland County, EDC, V&M Corp. Project, Rev., VAR, AMT, LOC: Standard Federal Bank, 3.61%, 03/07/07	2,700
4,175	Saline Area Schools, GO, VAR, Q-SBLF, LIQ: Helaba, 3.68%, 03/02/07	4,175
2,020	South Redford School District, Series 2928, GO, VAR, MBIA, Q-SBLF, LIQ: Merrill Lynch Capital Services, 3.71%, 03/06/07	2,020
4,800	State of Michigan, Series PT- 3760, GO, VAR, LIQ: Dexia Credit Local, 3.71%, 03/06/07	4,800
2,690	State of Michigan, Comprehensive Transportation, Series PT-2754, Rev., VAR, FSA, LIQ: Dexia Credit Local, 3.70%, 03/06/07	2,690
2,000	State of Michigan, Healthcare Equipment Loan Program, Series C, Rev., VAR, LOC: Fifth Third Bank, 3.56%, 03/07/07	2,000
	Wayne Charter County, Detroit Metropolitan County,
300	Series A, Rev., VAR, AMT, FGIC, 3.58%, 03/07/07	300
2,800	Series B, Rev., VAR, AMT, AMBAC, 3.56%, 03/07/07	2,800
2,320	Series B, Rev., VAR, AMT, AMBAC, LOC: Helaba, 3.58%, 03/07/07	2,320
960	Wayne Charter County, Detroit Metropolitan, Wayne Charter Airport, Junior Lien, Series PT-2609, Rev., VAR, FSA, 3.69%, 03/07/07	960
	Wayne Charter Airport, Detroit Metropolitan,
2,150	Series 1327, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.72%, 03/01/07	2,150
2,625	Series SG-122, Rev., VAR, MBIA, LIQ: Societe Generale, 3.70%, 03/06/07	2,625

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
2,500	Wayne County Airport Authority, Series MT-115, Rev., VAR, MBIA, LIQ: Svenska Handelsbanken, 3.73%, 03/01/07	2,500
	Total Weekly Demand Notes (Cost $210,461)	210,461
	Total Investments — 100.9% (Cost $270,024)*	270,024
	Liabilities in Excess of Other Assets — (0.9)%	(2,479)
	NET ASSETS — 100.0%	$267,545

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 2.5% (n)
	New York — 2.5%
45,000	New York City Metropolitan Transportation Authority, 3.65%, 06/08/07 (Cost $45,000)	45,000
Daily Demand Notes — 4.2%
	New York — 4.2%
70	Jay Street Development Corp., Series A-4, Rev., VAR, LOC: Depfa Bank plc, 3.62%, 03/01/07	70
	Lehman Municipal Trust Receipts,
23,050	Series 07-P7, Rev., VAR, AMBAC, FGIC, LIQ: Lehman Liquidity Co., 3.64%, 03/01/07	23,050
13,960	Series 07-P7, Rev., VAR, AMBAC, LIQ: Lehman Liquidity Co., 3.64%, 03/01/07	13,960
	Metropolitan Transportation Authority,
250	Sub Series G-2, Rev., VAR, LOC: BNP Paribas, 3.62%, 03/01/07	250
1,080	Sub Series G-2, Rev., VAR, LOC: BNP Paribas, 3.64%, 03/01/07	1,080
1,030	Municipal Securities Trust Certificates, Series 2000-109, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.63%, 03/01/07 (e)	1,030
	New York City,
800	Sub Series A-4, GO, VAR, LOC: Westdeutsche Landesbank AG, 3.60%, 03/01/07	800
420	Sub Series A-6, GO, VAR, FSA, 3.60%, 03/01/07	420
1,000	Sub Series B-5, GO, VAR, MBIA, 3.60%, 03/01/07	1,000
2,000	Sub Series B-5, GO, MBIA, 3.60%, 03/02/07	2,000
1,800	Sub Series E-4, GO, VAR, LOC: State Street Bank & Trust Co., 3.60%, 03/01/07	1,800
7,200	Sub Series H-1, GO, VAR, LOC: Bank of New York, 3.60%, 03/01/07	7,200
1,800	Sub Series H-2, GO, VAR, LOC: Dexia Bank, 3.63% 03/01/07	1,800
1,700	Sub Series H-2, GO, VAR, MBIA, 3.60%, 03/01/07	1,700
1,200	Sub Series H-3, GO, VAR, FSA, 3.62%, 03/01/07	1,200
3,100	Sub Series H-7, GO, VAR, LOC: KBC Bank N.V., 3.62%, 03/01/07	3,100
700	New York City Industrial Development Agency, Liberty, 1 Byrant Park LLC, Series B, Rev., VAR, LOC: Bank of America N.A., 3.65%, 03/01/07	700
	New York City Municipal Water Finance Authority,
700	Series A, Rev., VAR, FGIC, 3.60%, 03/01/07	700
1,300	Series C, Rev., VAR, 3.62%, 03/01/07	1,300
4,200	Series C, Rev., VAR, FGIC, 3.63%, 03/01/07	4,200
	New York City Transitional Finance Authority,
3,200	Sub Series 2-A, Rev., VAR, LIQ: Dexia Credit Local, 3.60%, 03/01/07	3,200
1,000	Sub Series 3-H, Rev., VAR, 3.60%, 03/01/07	1,000
	New York City Transitional Finance Authority, Future Tax Secured
1,000	Series B, Rev., VAR, 3.60%, 03/01/07	1,000
100	Series C, Rev., VAR, 3.60%, 03/01/07	100
200	Series C-5, Rev., VAR, 3.60%, 03/01/07	200
1,055	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VAR, AMBAC, LIQ: Societe Generale, 3.63%, 03/01/07	1,055
1,900	New York Local Government Assistance Corp., Municipal Securities Trust Receipts, Series SGA-59, Rev., VAR, 3.63%, 03/01/07	1,900
900	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.66%, 03/01/07	900
	Total Daily Demand Notes (Cost $76,715)	76,715
Municipal Notes & Bonds — 17.5%
	New York — 17.5%
9,317	Amsterdam Enlarged City School District, BAN, GO, 3.56%, 07/20/07	9,322
31,995	Bank of New York Municipal Certificates Trust, Rev., VAR, 3.70%, 06/29/07	31,995
6,000	Board of Cooperative Educational Services First Supervisory District Suffolk County, RAN, Rev., 3.82%, 06/28/07	6,015
13,000	Board of Cooperative Educational Services for the Sole Supervisory District, RAN, Rev., 3.60%, 12/28/07	13,037
7,000	Board of Cooperative Educational Services of Second Supervisory District Westchester RAN, Rev., 3.51%, 06/29/07	7,007
3,250	Campbell-Savona Central School District, BAN, GO, 3.69%, 06/28/07	3,253
5,000	Carmel Central School District, TAN, GO, 3.78%, 06/29/07	5,011
8,000	Catskill Central School District, BAN, GO, 3.56%, 07/13/07	8,005
2,200	City of Schenectady, BAN, GO, LOC: Bank of America N.A., 3.62%, 05/24/07	2,204
10,000	Eclipse Funding Trust, Solar Eclipse, New York, Series 2006-0159, Rev., FGIC, LIQ: U.S. Bank NA, 3.58%, 06/06/07	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Notes & Bonds — Continued
	New York — Continued
10,000	Greater Southern Tier Board of Cooperative Educational Services District, RAN, Rev., 3.75% 06/29/07	10,008
10,000	Jamestown City School District, BAN, GO, 3.73%, 05/23/07	10,010
	Lackawanna City School District,
12,145	BAN, GO, 3.63%, 06/15/07	12,169
	Long Island Power Authority Electric Systems,
2,695	Series PT-386, Rev., 3.69%, 03/02/07	2,695
8,780	Series SG-125, LIQ: Societe General, VAR, 3.67%, 03/01/07	8,780
20,000	New York City Housing Development Corp., Series J-1, Rev., VAR, AMT, 3.62%, 11/01/07	20,000
20,000	New York City Transitional Finance Authority, BAN, Rev., 3.54%, 06/29/07	20,044
24,000	New York Power Authority, GO, VAR, LIQ: Dexia Credit Local, 3.63%, 09/04/07	24,000
2,670	New York State Dormitory Authority, Series PA-419, Rev., VAR, 3.69%, 03/05/07	2,670
7,925	New York State Housing Finance Agency, Series PA-423, Rev., 3.69%, 03/04/07	7,925
4,995	Niagara Falls Bridge Commission, Series PA-530, LIQ: Merrill Lynch Capital Services, 3.69%, 03/02/07	4,995
5,400	Pearl River Union Free School District, BAN, GO, 3.54%, 09/19/07	5,419
6,500	Plainview Old Bethpage Central School District, TAN, GO, 3.75%, 06/29/07	6,514
13,090	Port Authority of New York & New Jersey, Rev., VAR, 3.81%, 03/09/07 (i)	13,090
7,000	Putnam County, TAN, GO, 3.50%, 11/15/07	7,022
10,000	Rockland County, TAN, GO, 3.67%, 03/22/07	10,005
	Roosevelt Union Free School District,
15,000	Series B, BAN, GO, 4.25%, 08/02/07	15,023
5,000	RAN, GO, 4.50%,06/29/07	5,008
12,000	Salamanca City School District, BAN, GO, 3.68%, 06/15/07	12,022
6,225	Sullivan County, BAN, GO, 3.80%, 07/19/07	6,240
11,000	Tompkins-Seneca-Tioga Board of Cooperative Educational Services, RAN, Rev., 3.86%, 06/29/07	11,021
4,995	Triborough Bridge & Tunnel Authority, Series PA-665, Rev., 3.70%, 03/03/07	4,995
5,460	Town of Webster, BAN, GO, 4.25%, 09/20/07	5,469
	Total Municipal Notes & Bonds (Cost $320,973)	320,973
Weekly Demand Notes — 75.2%
	Indiana — 0.1%
1,295	Dyer Redevelopment Authority Economic Development Lease Rent, Series PT-2697, Rev., VAR, CIFG, 3.72%, 03/05/07	1,295
	New York — 75.1%
	ABN AMRO Munitops Certificate Trust,
8,985	Series 2004-33, Rev., VAR, AMBAC, 3.68%, 03/01/07	8,985
10,000	Series 2005-60, Rev., VAR, FSA, 3.68%, 03/01/07	10,000
6,165	Series 2006-32, GO, VAR, MBIA-IBC, 3.68%, 03/01/07	6,165
370	Albany Industrial Development Agency, Newkirk Productions, Inc., Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.67%, 03/01/07	370
	Dutchess County Industrial Development Agency, Civic Facilities, Marist College,
10,485	Series A, Rev., VAR, LOC: Bank of New York, 3.65%, 03/01/07	10,485
14,525	Series A, Rev., VAR, LOC: Keybank N.A., 3.65%, 03/01/07	14,525
20,890	Eagle Tax-Exempt Trust, Weekly Options Mode, Series 94-3203, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.70%, 03/01/07	20,890
	Eagle Tax-Exempt Trust, Weekly Partner Certificate,
5,990	Series 2000-3206, Class A, Rev., VAR, 3.70%, 03/01/07	5,990
3,300	Series 2001-3202, Class A, Rev., VAR, LIQ: Citibank N.A., 3.70%, 03/01/07	3,300
4,000	Series 2002-6003, Class A, Rev., VAR, FSA, 3.70%, 03/01/07	4,000
8,135	Series A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.70%, 03/01/07 (e)	8,135
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
2,495	Series 2006-0028, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.65%, 03/01/07	2,495
9,785	Series 2006-0117, Rev., VAR, FSA, LIQ: U.S. Bank N.A., 3.65%, 03/01/07	9,785
8,200	Eclipse Funding Trust, Solar Eclipse, New York, Series 2006-0029, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.65%, 03/01/07	8,200
9,100	Erie County Water Authority, Series A, Rev., VAR, AMBAC, 3.46%, 03/07/07	9,100
2,400	Franklin County IDA, Civic Facilities, Trudeau Institute, Inc., Project, Rev., VAR, LOC: Fleet National Bank, 3.47%, 03/07/07	2,400

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
3,040	Great Neck North Water Authority, Water System, Series A, Rev., VAR, FGIC, 3.47%, 03/07/07	3,040
700	Guilderland Industrial Development Agency, North Eastern Industrial Park, Series A, Rev., VAR, LOC: Fleet Bank of New York, 3.47%, 03/07/07	700
12,425	Hempstead Town Industrial Development Agency, Series A, Rev., VAR, CTFS, 3.70%, 03/01/07	12,425
3,485	Liberty Development Corp., Series 1416, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.67%, 03/01/07	3,485
	Long Island Power Authority, Electric Systems,
300	Series D, Rev., VAR, FSA, 3.47%, 03/07/07	300
3,500	Series G, Rev., VAR, FSA, 3.45%, 03/07/07	3,500
300	Series H, Rev., VAR, FSA, 3.47%, 03/07/07	300
9,235	Series 822D, Rev., VAR, CIFG, LIQ: Morgan Stanley Municipal Funding, 3.67%, 03/01/07	9,235
4,360	Series PA-841, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.68%, 03/05/07	4,360
	Metropolitan Transportation Authority,
14,968	Series 823D, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.67%, 03/01/07	14,968
6,970	Series A-1, Rev., VAR, XLCA, 3.65%, 03/01/07	6,970
1,790	Series B, Rev., VAR, FSA, 3.63%, 03/01/07	1,790
6,090	Series D-2, Rev., VAR, FSA, 3.61%, 03/01/07	6,090
4,600	Series E-1, Rev., VAR, LOC: Fortis Bank SA/NV, 3.62%, 03/01/07	4,600
6,300	Series G1, Rev., VAR, AMBAC, 3.62%, 03/05/07	6,300
1,700	Series G2, Rev., VAR, AMBAC, 3.62%, 03/05/07	1,700
5,405	Series PA-1105, Rev., VAR, 3.69%, 03/07/07	5,405
5,940	Series PT-1547, Rev., VAR, FGIC, 3.69%, 03/02/07	5,940
7,580	Series PT-2290, Rev., VAR, FSA, 3.69%, 03/05/07	7,580
10,445	Sub Series A-1, GO, VAR, CIFG, 3.61%, 03/01/07	10,445
12,310	Sub Series A-2, GO, VAR, CIFG, 3.63%, 03/01/07	12,310
	Metropolitan Transportation Authority, EAGLE,
3,300	Series 2002-6021, Class A, Rev., VAR, MBIA, 3.70%, 03/01/07	3,300
5,000	Series 2002-6028, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.70%, 03/01/07	5,000
14,875	Metropolitan Transportation Authority, Merlots, Series B-16, Rev., VAR, 3.55%, 03/07/07	14,875
11,300	Monroe County Industrial Development Agency, Rochester Institute Project, Series A, Rev., VAR, LOC: First Union National Bank, 3.50%, 03/07/07	11,300
	Municipal Securities Trust Certificates,
500	Series 2001-116, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.56%, 03/07/07 (e)	500
9,995	Series 7001, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.62%, 03/01/07	9,995
6,320	Series 2001-122, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.56%, 03/07/07 (e)	6,320
9,995	Series 2001-176, Class A, GO, VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.56%, 03/07/07	9,995
11,810	Series 2002-203, Class A, Rev., VAR, FSA, CR, LIQ: Bear Stearns Capital Markets, 3.56%, 03/07/07	11,810
	Municipal Security Trust,
7,500	Series 7033, Class A, Rev., VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.65% 03/01/07	7,500
13,125	Series 7035, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.65% 03/01/07	13,125
	Municipal Water Finance Authority,
10,910	ROCS RR-II-R-385, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.70%, 03/01/07	10,910
8,410	Series PA-447, Rev., VAR, FGIC-TCRS, 3.69%, 03/06/07	8,410
6,495	Series PA-900, Rev., VAR, 3.70%, 03/07/07	6,495
2,900	Series PA-1076, Rev., VAR, 3.70%, 03/04/07	2,900
5,900	Sub Series C-2, Rev., VAR, 3.58%, 03/01/07	5,900
6,700	Sub Series F-1, Rev., VAR, 3.62%, 03/01/07	6,700
5,595	Nassau County Interim Finance Authority, Sales Tax Secured, Series A, Rev., VAR., FSA, 3.45%, 03/07/07	5,595
	Nassau Health Care Corp.,
13,400	Sub Series 2004-C1, Rev., VAR, FSA, CNTY GTD, 3.61%, 03/01/07	13,400
2,200	Sub Series 2004-C3, Rev., VAR, FSA, CNTY GTD, 3.60%, 03/01/07	2,200
	New York City,
1,585	Series A-8, GO, VAR, AMBAC, 3.45%, 03/07/07	1,585
3,000	Series F-2, GO, VAR, LOC: Depfa Bank plc, 3.47%, 03/07/07	3,000
6,400	Series F-4, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.50%, 03/07/07	6,400
3,800	Series F-5, GO, VAR, LOC: Bayerische Landesbank, 3.50%, 03/07/07	3,800

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
6,600	Sub Series A-2, GO, VAR, LOC: Bank of America, N.A., 3.45%, 03/07/07	6,600
5,400	Sub Series A-4, GO, VAR, LOC: Bank of Nova Scotia, 3.45%, 03/07/07	5,400
2,700	Sub Series A-6, GO, VAR, LOC: Helaba, 3.47%, 03/07/07	2,700
12,050	Sub Series A-6, GO, VAR, LOC: Landesbank Baden Wurrtm, 3.45%, 03/07/07	12,050
1,200	Sub Series C-2, GO, VAR, LOC: Bayerische Landesbank, 3.50%, 03/07/07	1,200
3,700	Sub Series C-3, GO, VAR, LOC: BNP Paribas, 3.50%, 03/07/07	3,700
12,050	Sub Series C-4, GO, VAR, LOC: BNP Paribas, 3.45%, 03/07/07	12,050
5,995	Sub Series C-5, GO, VAR, LOC: Bank of New York, 3.46%, 03/07/07	5,995
2,000	Sub Series F-3, GO, VAR, LOC: Royal Bank of Scotland, 3.60%, 03/01/07	2,000
6,000	Sub Series G-2, GO, VAR, LOC: Bank Of Nova Scotia, 3.45%, 03/07/07	6,000
13,735	Sub Series H-2, GO, VAR, LOC: Bank of New York, 3.46%, 03/07/07	13,735
6,495	Sub Series H-2, GO, VAR, LOC: Bank of Nova Scotia, 3.45%, 03/07/07	6,495
38,390	Sub Series H-3, GO, VAR, LOC: Bank of New York, 3.50%, 03/07/07	38,390
6,200	Sub Series H-6, GO, VAR, MBIA, 3.45%, 03/07/07	6,200
3,400	New York City Housing Development Corp., 100 Jane Street Development, Series A, AMT, Rev., VAR, FNMA, LIQ: FNMA, 3.53%, 03/07/07	3,400
3,100	New York City Housing Development Corp., 201 Pearl Street Development, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.50%, 03/07/07	3,100
200	New York City Housing Development Corp., Brittany Development, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.53%, 03/07/07	200
3,700	New York City Housing Development Corp., Brookhaven Apartments, Series A, Rev., VAR, LOC: Citibank N.A., 3.54%, 03/07/07	3,700
5,700	New York City Housing Development Corp., Carnegie Park, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.47%, 03/07/07	5,700
2,750	New York City Housing Development Corp., Chelsea Arms, Series A, Rev, VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	2,750
200	New York City Housing Development Corp., Lyric Development, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.53%, 03/07/07	200
1,900	New York City Housing Development Corp., Mortgage-55 Pierrepont Development, Series A, Rev., VAR, LOC: Allied Irish Bank plc, 3.53%, 03/07/07	1,900
2,000	New York City Housing Development Corp., Mortgage-155 West 21st Street, Series A , Rev., AMT, VAR, LOC: Bank of New York, 3.55%, 03/07/07	2,000
5,300	New York City Housing Development Corp., Mortgage-Ogden Ave. Apartments II, Series A, Rev., VAR, LOC: Bank of America N.A., 3.53%, 03/07/07	5,300
4,655	New York City Housing Development Corp., Mortgage-Parkview Apartments, Series A, Rev., VAR, LOC: Citibank N.A., 3.55%, 03/07/07	4,655
8,800	New York City Housing Development Corp., Mortgage-Thessalonica Court, Series A, Rev., VAR, LOC: Citibank N.A., 3.54%, 03/07/07	8,800
10,000	New York City Housing Development Corp., Mortgage-West 61st Street Apartments, Series A, Rev., VAR, LOC: HSBC Bank USA N.A., 3.55%, 03/07/07	10,000
3,200	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.47%, 03/07/07	3,200
300	New York City Housing Development Corp., Multi-Family Rental Housing, Tribeca Tower, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	300
15,400	New York City Housing Development Corp., Progress of Peoples Development, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	15,400
6,900	New York City Housing Development Corp., Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.53%, 03/07/07	6,900
3,300	New York City Housing Development Corp., West 43rd Street Development, Series A, AMT, Rev., VAR, FNMA, LIQ: FNMA, 3.53%, 03/07/07	3,300
2,400	New York City Housing Development Corp., West 89th Street Development, Series A, Rev., VAR, LOC: FNMA, 3.52%, 03/07/07	2,400
9,900	New York City Housing Development Corp., White Plains Apartments, Series A, Rev. VAR, LOC: Bank of America N.A., 3.53%, 03/07/07	9,900

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
2,000	New York City Industrial Development Agency, Abraham Joshua Heschel Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.66%, 03/01/07	2,000
3,115	New York City Industrial Development Agency, Allen Steveson School, Rev., VAR, LOC: Allied Irish Bank plc, 3.67%, 03/01/07	3,115
870	New York City Industrial Development Agency, American Society Technion Project, Rev., VAR, LOC: Allies Irish Bank PLC, 3.46%, 03/07/07	870
2,465	New York City Industrial Development Agency, Brooklyn United Methodist Project, Rev., VAR, LOC: Bank of New York, 3.65%, 03/01/07	2,465
13,000	New York City Industrial Development Agency, Civic Facilities, Columbia Grammar & Prep School, Rev., VAR, LOC: Allied Irish Bank plc, 3.67%, 03/01/07	13,000
5,000	New York City Industrial Development Agency, Congregational Nursing, Series A, Rev., VAR, LOC: HSBC Bank USA, 3.61%, 03/01/07	5,000
5,000	New York City Industrial Development Agency, Grace Church School Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.61%, 03/01/07	5,000
3,010	New York City Industrial Development Agency, Hewitt School Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.67%, 03/01/07	3,010
4,475	New York City Industrial Development Agency, Jamaica First Packaged LLC Project, Rev., VAR, LOC: Bank of New York, 3.65%, 03/01/07	4,475
9,400	New York City Industrial Development Agency, Korean Air Lines Co., Series A, Rev., VAR, LOC: HSBC Bank USA N.A., 3.55%, 03/07/07	9,400
25,800	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VAR, LOC: ING Bank N.V., 3.65%, 03/01/07	25,800
580	New York City Industrial Development Agency, Municipal Securities Trust Receipts, Series SGA-110, Rev., VAR, LIQ: Societe Generale, 3.56%, 03/07/07	580
2,390	New York City Municipal Water Finance Authority, American Securities Trust Receipts, Series SGB-25, Rev., VAR, MBIA, LIQ: Societe Generale, 3.68%, 03/01/07 (p)	2,390
4,900	New York City Transit Authority/Metropolitan Transit Authority/Triborough Bridge & Tunnel, Floating Rate Trust Receipts, Series PMD-10, COP, VAR, AMBAC, 3.68%, 03/01/07	4,900
	New York City Transitional Finance Authority,
4,900	RR-II-R-4052, Rev., VAR, LIQ: Citigroup Financial Products, 3.69%, 03/01/07	4,900
9,570	Sub Series 2-B, Rev., VAR, LIQ: Dexia Credit Local, 3.47% 03/07/07	9,570
10,030	Sub Series 2-D, Rev., VAR, LIQ: Lloyds TSB Bank plc, 3.50%, 03/07/07	10,030
2,715	Sub Series 2-E, Rev., VAR, 3.51%, 03/02/07	2,715
600	New York City Transitional Finance Authority, Future Tax Secured, Series A-2, Rev., VAR, 3.50%, 03/07/07	600
	New York City Transitional Finance Authority, New York City Recovery,
2,900	Sub Series 3-C, Rev., VAR, 3.51%, 03/01/07	2,900
5,000	Sub Series 3-D, Rev., VAR, 3.51%, 03/01/07	5,000
2,300	New York City Trust for Cultural Resources, Series 162, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.67%, 03/01/07	2,300
1,900	New York City Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VAR, LOC: Citibank N.A., 3.46%, 03/07/07	1,900
18,255	New York City Trust for Cultural Resources, Manhattan School of Music, Rev., VAR, RADIAN, 3.62%, 03/01/07	18,255
	New York City, Municipal Securities Trust Receipts,
1,300	Series SG-109, GO, VAR, AMBAC, LIQ: Societe Generale, 3.67%, 03/05/07	1,300
1,000	Series SGA-51, GO, VAR, AMBAC, 3.56%, 03/07/07	1,000
765	Series SGB-36, GO, VAR, AMBAC, LIQ: Societe Generale, 3.65%, 03/01/07	765
10,000	New York Convention Center Operating Corp., Series 1007, Rev., VAR, AMBAC, 3.67%, 03/01/07	10,000
	New York Local Government Assistance Corp.,
13,700	Series A-5V, Rev., VAR, FSA, 3.48%, 03/07/07	13,700
1,250	Series C, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.48%, 03/07/07	1,250
4,400	Series D, Rev., VAR, LOC: Societe Generale, 3.45%, 03/07/07	4,400
8,450	Series F, Rev., VAR, LOC: Societe Generale, 3.46%, 03/07/07	8,450
9,000	Series G, Rev., VAR, LOC: Bank Of Nova Scotia, 3.45%, 03/07/07	9,000

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	New York Local Government Assistance Corp., Floating Rate Receipts,
1,195	Series SG-99, Rev., VAR, AMBAC, 3.67%, 03/07/07	1,195
120	Series SG-100, Rev., VAR, MBIA-IBC, 3.67%, 03/07/07	120
13,150	New York Local Government Assistance Corp., Sub Lien, Series A-6V, Rev., VAR, FSA, 3.48%, 03/07/07	13,150
1,500	New York Mortgage Agency, Homeowner Mortgage, Series 122, Rev., VAR, 3.52%, 03/01/07	1,500
	New York State Dormitory Authority,
3,810	Series 1143, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.67%, 03/01/07	3,810
4,415	Series PA-409, Rev., VAR, AMBAC, FHA, 3.69%, 03/05/07	4,415
3,545	Series PA-449, Rev., VAR, FSA, 3.69%, 03/02/07	3,545
670	Series PA-541, Rev., VAR, AMBAC, FHA, 3.69%, 03/04/07	670
9,790	Series PT-1447, Rev., VAR, MBIA, 3.69%, 03/06/07	9,790
7,925	Series PT-2240, Rev., VAR, FSA, 3.69%, 03/05/07	7,925
	New York State Dormitory Authority, Mental Health Services,
12,400	Sub Series D-2B, Rev., VAR, FSA, 3.61%, 03/01/07	12,400
1,600	Sub Series D-2C, Rev., VAR, MBIA, 3.62%, 03/01/07	1,600
3,855	Sub Series D-2D, Rev., VAR, AMBAC, 3.58%, 03/01/07	3,855
3,400	Sub Series D-2E, Rev., VAR, 3.61%, 03/01/07	3,400
4,000	Sub Series D-2G, Rev, VAR, 3.61%, 03/01/07	4,000
1,600	Sub Series D-2H, Rev., VAR, 3.61%, 03/01/07	1,600
4,000	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VAR, LIQ: Societe Generale, 3.56%, 03/07/07	4,000
405	New York State Dormitory Authority, New York Public Library, Series A, Rev., VAR, MBIA, 3.47%, 03/07/07	405
	New York State Dormitory Authority, Rochester University,
4,800	Series A-1, Rev., VAR, MBIA, 3.46%, 03/07/07	4,800
5,300	Series B-1, Rev., VAR, MBIA, 3.47%, 03/07/07	5,300
	New York State Energy Research & Development Authority,
5,100	Series C-1, Rev., VAR, LOC: Citibank N.A., 3.54%, 03/07/07	5,100
575	Series C-2, Rev., VAR, LOC: Citibank N.A., 3.52%, 03/07/07	575
600	New York State Energy Research & Development Authority, Orange & Rockland Utility, Series A, Rev., VAR, AMBAC, 3.45%, 03/07/07	600
4,300	New York State Energy Resources & Development Authority, Orange & Rockland Project, Series A, Rev., VAR, FGIC, LIQ: National Australia Bank, 3.45%, 03/07/07	4,300
10,450	New York State Energy Research & Development Authority, PCR, Series PA-450, Rev., VAR, AMBAC, 3.69%, 03/03/07	10,450
13,322	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 3.67%, 03/01/07	13,322
	New York State Housing Finance Agency,
1,100	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	1,100
1,400	Series C, Rev., VAR, LOC: Dexia Credit Local, 3.50%, 03/07/07	1,400
850	Series D, Rev., VAR, LOC: State Street Bank & Trust Co., 3.50%, 03/07/07	850
13,100	New York State Housing Finance Agency, 10 Liberty Street, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.47%, 03/07/07	13,100
8,600	New York State Housing Finance Agency, 101 West End, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	8,600
7,500	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	7,500
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VAR, 3.55%, 03/07/07	2,000
4,000	New York State Housing Finance Agency, 250 West 93rd Street, Series A, Rev., VAR, LOC: Fleet National Bank, 3.56%, 03/07/07	4,000
10,400	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.54%, 03/07/07	10,400
	New York State Housing Finance Agency, 350 West 43rd Street Housing,
6,800	Series A, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.55%, 03/07/07	6,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
2,800	Series A, Rev.. VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	2,800
5,000	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	5,000
4,400	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	4,400
8,700	New York State Housing Finance Agency, Historic Front Street, Series A, Rev., VAR, LOC: Bank of New York, 3.48%, 03/07/07	8,700
8,100	New York State Housing Finance Agency, Housing East 84th Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	8,100
7,200	New York State Housing Finance Agency, Multi-Family Housing, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	7,200
4,600	New York State Housing Finance Agency, Multi-Family Housing Secured Mortgage, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.53%, 03/07/07	4,600
3,400	New York State Housing Finance Agency, Normandie Court I Project, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.50%, 03/07/07	3,400
5,105	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.51%, 03/07/07	5,105
6,300	New York State Housing Finance Agency, Service Contract, Series E, Rev., VAR, LOC: BNP Paribas, 3.50%, 03/07/07	6,300
10,500	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VAR, LOC: FNMA, 3.55%, 03/07/07	10,500
13,500	New York State Housing Finance Agency, Theater Row, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.55%, 03/07/07	13,500
	New York State Housing Finance Agency, Tribeca,
1,150	Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	1,150
3,400	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	3,400
20,600	New York State Housing Finance Agency, Union Square South Housing, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	20,600
20,005	New York State Housing Finance Agency, Victory Housing, Series 2000-A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.55%, 03/07/07	20,005
	New York State Housing Finance Agency, West 23rd Street,
3,000	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	3,000
900	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	900
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.53%, 03/07/07	7,700
4,500	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	4,500
	New York State Housing Finance Agency, Worth Street,
11,600	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.52%, 03/07/07	11,600
5,700	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.55%, 03/07/07	5,700
4,190	New York State Thruway Authority, Series 1194, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.68%, 03/01/07	4,190
	New York State Thruway Authority, EAGLE,
2,000	Series 720050010, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.70%, 03/01/07	2,000
24,000	Series 720053022, Class A, Rev., VAR, FSA, LIQ: Bayerische Landesbank, 3.70%, 03/01/07	24,000
13,100	New York State Thruway Authority, Floating Rate Receipts, Series SG-121, Rev., VAR, LIQ: Societe Generale, 3.67%, 03/01/07	13,100
4,040	New York State Urban Development Corp., Series PT-1669, Rev., VAR, FGIC, 3.69%, 03/03/07	4,040
	New York State Urban Development Corp., State Facilities & Equipment,
12,200	Sub Series A-3-B, Rev., VAR, CIFG, 3.58%, 03/01/07	12,200
100	Sub Series A-3-C, Rev., VAR, CIFG, 3.59%, 03/01/07	100
2,850	Oneida County Industrial Development Agency, Rev., VAR, LOC: NBT Bank N.A., 3.80%, 03/01/07	2,850
6,820	Oneida County Industrial Development Agency, Industrial Development Champion Home, Rev., VAR, LOC: Credit Suisse, 3.66%, 03/01/07	6,820
4,580	Onondaga County Industrial Development Agency, Albany Molecular Research Project, Rev., VAR, LOC: Fleet National Bank, 3.52%, 03/07/07	4,580

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
3,435	Onondaga County Industrial Development Agency, Refunding Solvay Paperboard Project, Rev., VAR, LOC: Citibank N.A., 3.75%, 03/01/07	3,435
10,050	Onondaga County Industrial Development Agency, Solvay Paperboard Project, Series A, Rev., VAR, LOC: Citibank N.A., 3.75%, 03/01/07	10,050
3,400	Ontario County Industrial Development Agency, Friends Finger Lakes, Series A, Rev., VAR, LOC: Citizens Bank N.A., 3.67%, 03/01/07	3,400
920	Port Jervis Industrial Development Agency, The Future Home Technical, Inc., Rev., VAR, LOC: Bank of New York, 3.66%, 03/07/07	920
6,330	Poughkeepsie Industrial Development Agency, Manor at Woodside Project, Rev., VAR, LOC: Bank of New York, 3.70%, 03/01/07	6,330
4,270	Rockland County Industrial Development Agency, Rev., VAR, LOC: Bank of New York, 3.51%, 03/07/07	4,270
1,100	Rockland County Industrial Development Agency, X Products Corp. Project, Rev., VAR, LOC: Bank of New York, 3.70%, 03/01/07	1,100
1,010	Rockland County Industrial Development Agency, Shock Tech, Inc. Project, Rev., VAR, LOC: Bank of New York, 3.66%, 03/07/07	1,010
20,000	State of New York, Series B, GO, Rev., VAR, LOC: Dexia Credit Local, 3.58%, 03/05/07	20,000
6,335	Suffolk County Industrial Development Agency, Guide Dog Foundation, Inc., Rev., VAR, LOC: Bank of New York, 3.65%, 03/01/07	6,335
3,000	Suffolk County Water Authority, Rev., VAR, BAN, 3.45%, 03/07/07	3,000
	Tobacco Settlement Financing Authority,
10,315	RR-II-R-1066, Rev., VAR, AMBAC, LIQ: Citigroup Financial Products, 3.70%, 03/01/07	10,315
7,495	Series 2003, Rev., TOCS, VAR, 3.73%, 03/01/07	7,495
10,000	Series D, Rev., TOCS, VAR, LIQ: Goldman Sachs, 3.73%, 03/01/07	10,000
	Triborough Bridge & Tunnel Authority,
4,150	Series B, Rev., VAR, 3.50%, 03/07/07	4,150
1,450	Series B, Rev., VAR, FSA, 3.50%, 03/07/07	1,450
2,440	Series D, Rev., VAR, FSA, 3.47%, 03/07/07	2,440
7,675	Series PA-1080, Rev., VAR, 3.70%, 03/01/07	7,675
360	Series PA-1090, Rev., VAR, MBIA-IBC, 3.69%, 03/07/07	360
700	Sub Series 4, Rev., VAR, 3.63%, 03/01/07	700
14,930	Sub Series B-3, Rev., VAR, 3.63%, 03/01/07	14,930
2,500	Triborough Bridge & Tunnel Authority, EAGLE, Series 2003-0004, Class A, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.70%, 03/01/07	2,500
4,200	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., VAR, AMBAC, 3.47%, 03/07/07	4,200
4,235	Ulster County Industrial Development Agency, Hunter Panels LLC Project, Series A, Rev., VAR, LOC: Credit Lyonnais, 3.52%, 03/07/07	4,235
4,385	Westchester County Industrial Development Agency, Community Housing Innovations, Inc., Rev., VAR, LOC: Bank of New York, 3.65%, 03/01/07	4,385
2,525	Westchester County Industrial Development Agency, The Masters School, Rev., VAR, LOC: Allied Irish Bank plc, 3.67%, 03/01/07	2,525
4,195	Westchester County Industrial Development Agency, Young Women’s Christian Association, Rev., VAR, LOC: Bank of New York, 3.65%, 03/01/07	4,195
		1,373,965
	Total Weekly Demand Notes (Cost$1,375,260)	1,375,260
	Total Investments — 99.4% (Cost $1,817,948)*	1,817,948
	Other Assets in Excess of Liabilities — 0.6%	10,383
	NET ASSETS — 100.0%	$1,828,331

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   23

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 5.1% (n)
	Ohio — 5.1%
4,000	Cuyahoga County, Cleveland Clinic, LIQ: Bank of America N.A., 3.52%, 03/07/07	4,000
3,000	Ohio State University, Series C, 3.52%, 03/01/07	3,000
	Total Commercial Paper (Cost $7,000)	7,000
Daily Demand Notes — 5.2%
	Ohio — 5.2%
1,440	Ohio Air Quality Development Authority, Pollution Control, Series C, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.70%, 03/01/07	1,440
840	State of Ohio, BP Chemical, Inc. Project, Series 2002-BP, Rev., VAR, 3.68%, 03/01/07	840
125	State of Ohio, Higher Education Facilities, Case Western Reserve, Series A, Rev., VAR, LIQ: Landesbank Hessen-Thueringen, 3.66%, 03/01/07	125
460	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VAR, AMT, GTY: BP North America, 3.68%, 03/01/07	460
	State of Ohio, Solid Waste, BP Products North America,
375	Rev., VAR, GTY: BP North America, 3.68%, 03/01/07	375
485	Series 2002B-BP, Rev., VAR, GTY: BP North America, 3.68%, 03/01/07	485
2,925	State of Ohio Water Development Authority, First Energy Generation Corp., Series A, Rev., VAR, LOC: Barclays Bank plc, 3.64%, 03/01/07	2,925
440	State of Ohio Water Development Authority, Ohio Edison Co. Project, Series PJ-B, Rev., VAR, LOC: Wachovia Bank N.A., 3.68%, 03/01/07	440
	Total Daily Demand Notes (Cost $7,090)	7,090
Municipal Notes & Bonds — 13.5%
	Ohio — 13.5%
2,000	Bowling Green City School District, BAN, GO, 4.25%, 06/19/07	2,004
1,000	City of Lakewood, Series A, BAN, GO, 4.50%, 06/14/07	1,002
3,000	City of Stow, BAN, GO, 4.50%, 05/10/07	3,005
3,000	Hamilton City School District, School Improvement, BAN, GO, 4.25%, 06/06/07	3,005
2,400	State of Ohio, 3rd Frontier Research & Development, Series A, GO, 4.00%, 05/01/07	2,401
1,575	Town of Westerville, Electrical System Improvements, GO, 4.50%, 09/20/07	1,583
	University of Cincinnati,
3,000	Series C, BAN, Rev., 4.50%, 03/28/07	3,002
2,400	Series C, BAN, Rev., 4.50%, 01/24/08	2,418
	Total Municipal Notes & Bonds (Cost $18,420)	18,420
Weekly Demand Notes — 79.1%
	Ohio — 78.0%
	ABN AMRO Munitops Certificate Trust,
5,000	Series 2001-7, Rev., VAR, AMBAC, LIQ; ABN Amro Bank N.V., 3.69%, 03/02/07 (m)	5,000
2,000	Series 2006-4, GO, VAR, FSA, LIQ: ABN Amro Bank N.V., 3.69%, 03/01/07	2,000
1,890	Cincinnati City School District, Series 1511, GO, VAR, FGIC, LIQ: Rabobank Nederland, 3.69%, 03/02/07	1,890
2,000	City of Cleveland, Airport System, Series PT-799, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.73%, 03/06/07	2,000
	City of Cleveland, Apartment System Revenue,
5,000	Series PT-3731, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.71%, 03/05/07	5,000
3,000	Series 2006-149, Rev., VAR, FSA, LIQ: BNP Paribas, 3.73%, 03/05/07	3,000
500	City of Lyndhurst, EDR, Hawken Schools, Series 2002, VAR, LOC: National City Bank, 3.67%, 03/08/07	500
540	City of Westlake, Health Care Facilities, Lutheran Home Project, Rev., VAR, LOC: National City Bank, 3.68%, 03/06/07	540
2,000	City of Wooster, IDR, Allen Group, Inc., Series 1985, Rev., VAR, LOC: Wachovia Bank N.A., 3.52%, 03/01/07	2,000
1,500	Cleveland-Cuyahoga County Port Authority, Cultural Facilities, Playhouse Square, Foundation Project, Rev., VAR, LOC: Fifth Third Bank, 3.66%, 03/01/07	1,500
2,000	Cuyahoga County, Gilmore Academy Project, Rev., VAR, LOC: Fifth Third Bank, 3.69%, 03/02/07	2,000
760	Cuyahoga County, Health Care Facilities, Eliza Jennings Home Project, Rev., VAR, LOC: Lasalle Bank N.A., 3.67%, 03/02/07	760
1,375	Cuyahoga County, Health Care Facilities, Franciscan Communities, Series E, Rev., VAR, LOC: Lasalle Bank N.A., 3.65%, 03/05/07	1,375

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
2,200	Cuyahoga County, Health Care Facilities, Jennings Center Older Project, Rev., VAR, LOC: Fifth Third Bank, 3.71%, 03/05/07	2,200
2,885	Cuyahoga County, Hospital Facilities, Series MT-264, Rev., VAR, GTY: Merrill Lynch Capital Services, 3.73%, 03/05/07	2,885
5,000	Dayton-Montgomery County Port Authority, Rev., VAR, LIQ: Citigroup Financial Products, 3.59%, 03/01/07	5,000
2,000	Eclipse Funding Trust, Series 2006-0107, Rev., VAR, FGIC, LIQ: U.S. Bank N.A., 3.69%, 03/02/07	2,000
985	Franklin County, Health Care Facilities, Friendship Village of Dublin, Series A, Rev., VAR, LOC: Lasalle Bank N.A., 3.65%, 03/02/07	985
1,040	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VAR, AMT, FNMA, LIQ: FNMA, 3.72%, 03/05/07	1,040
900	Franklin County, Ohio Children’s Hospital, Series 2005-A, Rev., VAR, FGIC, LIQ: U.S. Bank N.A., 3.68%, 03/05/07	900
2,000	Franklin County, OhioHealth Corp., Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thueringen, 3.50%, 3/07/07	2,000
1,500	Hamilton County, Hospital Facilities, Children’s Hospital Medical Center, Series 1997-A, Rev., VAR, LOC: PNC Bank N.A., 3.67%, 03/05/07 (m)	1,500
1,040	Huron County, EDR, Norwalk Furniture Project, Rev., VAR, LOC: Comerica Bank, 3.81%, 03/05/07	1,040
255	Kent State University, General Receipts, Series 2001, Rev., VAR, MBIA, LIQ: Dexia Public Finance Bank, 3.50%, 03/07/07	255
3,655	Lake County, Hospital Facilities, Lake Hospital System, Inc., Rev., VAR, RADIAN, LIQ: Bank of America, 3.60%, 03/07/07	3,655
1,060	Lake County, Pressure Technology, Inc., Series 2002, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.82%, 03/05/07	1,060
335	Mahoning County, Forum Health Obligation Group, Series 2002-B, Rev., VAR, LOC: Fifth Third Bank, 3.68%, 03/05/07	335
3,000	Middletown Hospital Facilities, Series MT- 239, Rev., VAR, GTY: Merrill Lynch Capital Services, 3.74%, 03/05/07	3,000
4,125	Montgomery County, Cambridge Commons Apartments, Series A, Rev., VAR, LOC: FHLB, 3.72%, 03/05/07	4,125
4,653	Montgomery County, Pedcor Lyons Gate Project, Series A, Rev., VAR, AMT, LOC: FHLB, 3.72%, 03/06/07	4,653
4,000	Ohio Air Quality Development Authority, Edison Project, Series 1219, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.69%, 03/05/07	4,000
	Ohio Housing Finance Agency, Merlots,
1,235	Series A34, Rev., VAR, FHLB, LIQ: Wachovia Bank N.A., 3.61%, 03/05/07	1,235
1,420	Series A78, Rev., VAR, GNMA COLL, FHLB, LIQ: Wachovia Bank N.A., 3.61%, 03/07/07	1,420
	Ohio Housing Finance Agency, Residential Mortgage Backed,
2,500	Series B, Rev., VAR, AMT, LIQ: Citibank N.A., 3.57%, 03/07/07	2,500
4,305	Series F, Rev., VAR, GNMA/FNMA, LIQ: Citibank N.A., 3.55%, 03/02/07	4,305
4,000	Series F, Rev., VAR, AMT, GNMA/FNMA/FHLMC, 3.55%, 03/07/07	4,000
775	Ohio State Department of Administrative Services, Series PT-2856, COP, VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.70%, 03/01/07	775
1,570	Ohio State Higher Educational Facility Commission, John Carroll, Series A, Rev., VAR, LOC: Allied Irish Bank plc, 3.66%, 03/07/07	1,570
2,000	Ohio State Water Development Authority, FirstEnergy Project, Series B, Rev., VAR, LOC: Barclays Bank plc, 3.54%, 03/07/07	2,000
	Ohio State Water Development Authority, Pure Water,
2,120	Series C, Rev., VAR, LOC: Wachovia Bank N.A., 3.58%, 03/07/07	2,120
2,315	Series 1118, Rev., VAR, LIQ: Rabobank Nederland, 3.69%, 03/01/07	2,315
3,000	State of Ohio, Antioch University, Rev., VAR, LOC: National City Bank, 3.68%, 03/05/07	3,000
5,085	State of Ohio, Solid Waste, BP Products North America, Series 1600, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.69%, 03/01/07	5,085
2,570	Student Loan Funding Corp., Cincinnati Student Loan, Series A-2, Rev., VAR, AMT, 3.60%, 03/07/07	2,570
2,525	Tuscarawas County, Hospital Facilities, Series MT-103, Rev., VAR, LOC: Lloyds TSB Bank plc, 3.73%, 03/05/07	2,525

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   25

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
862	Warren County Health Care Facilities, Otterbein Homes Project, Series B, Rev., VAR, LOC: Fifth Third Bank, 3.68%, 03/07/07	862
1,840	Warren County, Ralph J. Stolle Countryside, Series 1985, Rev., VAR, LOC: Fifth Third Bank, 3.69%, 03/02/07	1,840
		106,320
	Puerto Rico — 1.1%
1,415	Puerto Rico Highway & Transportation Authority, Macon Trust, Series M, Rev., VAR, LIQ: Bank of America, FGIC, 3.65%, 03/05/07	1,415
	Total Weekly Demand Notes (Cost $107,735)	107,735
	Total Investments — 102.9% (Cost $140,245)*	140,245
	Liabilities in Excess of Other Assets — (2.9)%	(3,985)
	NET ASSETS — 100.0%	$136,260

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

JPMorgan Money Market Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2007 (continued)

ABBREVIATIONS:

*—	The cost of securities is substantially the same for federal income tax purposes.

(e)—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is segregated for current or potential holdings of TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax Paper

BAN—	Bond Anticipation Notes

CIFG—	CDC IXIS Financial Guarantee

CNTY—	County

COLL—	Collateral

COP—	Certificates of Participation

CR—	Custodial Receipts

CTFS—	Certificates

EAGLE—	Earnings of accrual generated on local tax-exempt securities

EDC—	Economic Development Corporation

EDR—	Economic Development Revenue

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLB—	Federal Home Loan Bank

FHLMC—	Federal Home Loan Mortgage Corporation

FNMA—	Federal National Mortgage Association

FSA—	Financial Security Assurance

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

GTY—	Guaranty

IDA—	Industrial Development Authority

IBC—	Insured Bond Certificates

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association

Merlots—	Municipal Exempt Receipts Liquidity Optional Tender

PCR—	Pollution Control Revenue

Q-SBLF—	Qualified School Board Loan Fund

RADIAN—	Radian Asset Assurance

RAN—	Revenue Anticipation Note

Rev.—	Revenue Bond

SAAN—	Student Aid Anticipation Notes

SO—	Special Obligation

STARS—	Short-Term Adjustable Rates

TAN—	Tax Anticipation Note

TCRS—	Transferable Custodial Receipts

TICS—	Tenants in Common

TOCS—	Tender Options Certificates

TRAN—	Tax & Revenue Anticipation Note

VAR—	Variable Rate Note. The interest rate shown is the rate in effect at February 28, 2007.

XLCA—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   27

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2007

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments at value	$1,034,783	$270,024		$1,817,948	$140,245
Cash	17	4		16	1
Receivables:
Fund shares sold	120	—		812	3
Interest and dividends	5,937	1,971		11,615	1,168
Prepaid expenses and other assets	—	—	(a)	—	—	(a)
Total Assets	1,040,857	271,999		1,830,391	141,417

LIABILITIES:
Payables:
Dividends	113	333		877	79
Investment securities purchased	90	4,000		—	5,000
Accrued liabilities:
Investment advisory fees	63	16		111	8
Administration fees	34	15		101	4
Shareholder servicing fees	189	50		398	24
Distribution fees	435	10		319	16
Custodian and accounting fees	11	5		20	4
Trustees’ and Officers’ fees	3	—		49	—	(a)
Other	34	25		185	22
Total Liabilities	972	4,454		2,060	5,157
Net Assets	$1,039,885	$267,545		$1,828,331	$136,260

NET ASSETS:
Paid in capital	$1,039,793	$267,529		$1,827,512	$136,202
Accumulated undistributed (distributions in excess of) net investment income	97	16		665	58
Accumulated net realized gains (losses)	(5)	—		154	—
Total Net Assets	$1,039,885	$267,545		$1,828,331	$136,260
Net Assets:
Morgan	$91,046	$60,944		$1,204,017	$33,418
Premier	—	177,698		—	32,989
Reserve	—	28,903		194,629	69,853
E*Trade	948,839	—		429,685	—
Total	$1,039,885	$267,545		$1,828,331	$136,260
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Morgan	91,065	60,942		1,203,369	33,415
Premier	—	177,683		—	32,962
Reserve	—	28,915		194,570	69,802
E*Trade	948,740	—		429,651	—
Net asset value offering and redemption price per share (all shares)	$1.00	$1.00		$1.00	$1.00

Cost of investments	$1,034,783	$270,024		$1,817,948	$140,245

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2007

(Amounts in thousands)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$23,443	$8,192		$57,806	$4,857

EXPENSES:
Investment advisory fees	531	183		1,311	110
Administration fees	544	189		1,356	114
Distribution fees:
Morgan	63	52		1,158	26
Reserve	—	48		480	173
E*Trade	3,605	—		1,732	—
Shareholder servicing fees:
Morgan	220	184		4,054	92
Premier	—	471		—	125
Reserve	—	58		576	208
E*Trade	1,802	—		866	—
Custodian and accounting fees	46	24		92	19
Professional fees	73	42		85	35
Trustees’ and Officers’ fees	9	2		23	2
Printing and mailing costs	34	4		131	14
Registration and filing fees	13	29		—	15
Transfer agent fees	17	28		261	24
Interest expense	— (a)	—	(a)	3	—	(a)
Other	26	13		17	9
Total expenses	6,983	1,327		12,145	966
Less amounts waived	(625)	(174)		(1,035)	(137)
Less earnings credits	(4)	(2)		(43)	(1)
Less reimbursements for legal matters	—	—	(a)	—	—	(a)
Net expenses	6,354	1,151		11,067	828
Net investment income (loss)	17,089	7,041		46,739	4,029

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	120	14		179	14
Change in net assets resulting from operations	$17,209	$7,055		$46,918	$4,043

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund			Michigan Municipal Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)(b)	Year Ended 8/31/2005	Year Ended 2/28/2007	Period Ended 2/28/2006 (c)	Year Ended 6/30/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,089	$1,893	$3,047	$7,041	$2,903	$2,449
Net realized gain (loss)	120	5	19	14	1	—
Change in net assets resulting from operations	17,209	1,898	3,066	7,055	2,904	2,449

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(1,861)	(1,762)	(3,047)	(1,574)	(184)	(73)
Premier
From net investment income	—	—	—	(4,911)	(2,179)	(1,819)
Reserve
From net investment income	—	—	—	(557)	(540)	(557)
E*Trade
From net investment income	(15,233)	(131)	—	—	—	—
Total distributions to shareholders	(17,094)	(1,893)	(3,047)	(7,042)	(2,903)	(2,449)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	924,534	(101,935)	62,821	81,122	(4,397)	24,639

NET ASSETS:
Change in net assets	924,649	(101,930)	62,840	81,135	(4,396)	24,639
Beginning of period	115,236	217,166	154,326	186,410	190,806	166,167
End of period	$1,039,885	$115,236	$217,166	$267,545	$186,410	$190,806
Accumulated undistributed (distributions in excess of) net investment income	$97	$(20)	$(44)	$16	$1	$—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of E*Trade Shares on January 17, 2006.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	New York Municipal Money Market Fund			Ohio Municipal Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)(b)	Year Ended 8/31/2005	Year Ended 2/28/2007	Period Ended 2/28/2006 (c)	Year Ended 6/30/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,739	$17,009	$22,689	$4,029	$1,851	$1,453
Net realized gain (loss)	179	11	99	14	12	15
Change in net assets resulting from operations	46,918	17,020	22,788	4,043	1,863	1,468

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(33,926)	(15,023)	(20,747)	(775)	(99)	(11)
Premier
From net investment income	—	—	—	(1,286)	(635)	(651)
Reserve
From net investment income	(5,422)	(1,828)	(1,942)	(1,969)	(1,117)	(791)
E*Trade
From net investment income	(7,389)	(160)	—	—	—	—
Total distributions to shareholders	(46,737)	(17,011)	(22,689)	(4,030)	(1,851)	(1,453)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	469,842	(284,988)	(51,469)	(8,336)	15,470	22,147

NET ASSETS:
Change in net assets	470,023	(284,979)	(51,370)	(8,323)	15,482	22,162
Beginning of period	1,358,308	1,643,287	1,694,657	144,583	129,101	106,939
End of period	$1,828,331	$1,358,308	$1,643,287	$136,260	$144,583	$129,101
Accumulated undistributed (distributions in excess of) net investment income	$665	$688	$690	$58	$43	$31

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of E*Trade Shares on January 17, 2006.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   31

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Municipal Money Market Fund			Michigan Municipal Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)(b)	Year Ended 8/31/2005	Year Ended 2/28/2007	Period Ended 2/28/2006 (c)	Year Ended 6/30/2005
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$401,208	$240,048	$1,069,545	$190,820	$46,029	$17,341
Dividends reinvested	842	209	509	1,559	183	72
Cost of shares redeemed	(356,040)	(412,408)	(1,007,233)	(163,017)	(22,435)	(9,610)
Change in net assets from Morgan capital transactions	$46,010	$(172,151)	$62,821	$29,362	$23,777	$7,803
Premier
Proceeds from shares issued	$—	$—	$—	$263,823	$193,875	$247,130
Dividends reinvested	—	—	—	1,338	655	685
Cost of shares redeemed	—	—	—	(223,168)	(200,530)	(218,874)
Change in net assets from Premier capital transactions	$—	$—	$—	$41,993	$(6,000)	$28,941
Reserve
Proceeds from shares issued	$—	$—	$—	$120,508	$157,668	$248,669
Dividends reinvested	—	—	—	556	528	551
Cost of shares redeemed	—	—	—	(111,297)	(180,370)	(261,325)
Change in net assets from Reserve capital transactions	$—	$—	$—	$9,767	$(22,174)	$(12,105)
E*Trade
Proceeds from shares issued	$1,087,309	$71,639	—	—	—	—
Dividends reinvested	15,233	131	—	—	—	—
Cost of shares redeemed	(224,018)	(1,554)	—	—	—	—
Change in net assets from E*Trade capital transactions	$878,524	$70,216	$—	$—	$—	$—

SHARE TRANSACTIONS:
Morgan
Issued	401,208	240,048	1,069,544	190,820	46,029	17,341
Reinvested	842	209	509	1,559	183	72
Redeemed	(356,040)	(412,408)	(1,007,233)	(163,017)	(22,435)	(9,610)
Change in Morgan Shares	46,010	(172,151)	62,820	29,362	23,777	7,803
Premier
Issued	—	—	—	263,823	193,876	247,130
Reinvested	—	—	—	1,338	654	685
Redeemed	—	—	—	(223,168)	(200,530)	(218,874)
Change in Premier Shares	—	—	—	41,993	(6,000)	28,941
Reserve
Issued	—	—	—	120,508	157,668	248,669
Reinvested	—	—	—	556	528	551
Redeemed	—	—	—	(111,297)	(180,370)	(261,325)
Change in Reserve Shares	—	—	—	9,767	(22,174)	(12,105)
E*Trade
Issued	1,087,309	71,639	—	—	—	—
Reinvested	15,233	131	—	—	—	—
Redeemed	(224,018)	(1,554)	—	—	—	—
Change in E*Trade Shares	878,524	70,216	—	—	—	—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of E*Trade Shares on January 17, 2006.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	New York Municipal Money Market Fund			Ohio Municipal Money Market Fund
	Year Ended 2/28/2007	Period Ended 2/28/2006 (a)(b)	Year Ended 8/31/2005	Year Ended 2/28/2007	Period Ended 2/28/2006 (c)	Year Ended 6/30/2005
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$6,098,286	$4,689,556	$10,063,474	$142,217	$50,948	$2,887
Dividends reinvested	27,598	9,692	12,478	775	99	11
Cost of shares redeemed	(6,019,950)	(5,087,041)	(10,130,574)	(136,114)	(26,401)	(1,007)
Change in net assets from Morgan capital transactions	$105,934	$(387,793)	$(54,622)	$6,878	$24,646	$1,891
Premier
Proceeds from shares issued	$—	$—	$—	$105,619	$72,566	$118,573
Dividends reinvested	—	—	—	24	2	2
Cost of shares redeemed	—	—	—	(111,422)	(78,276)	(121,080)
Change in net assets from Premier capital transactions	$—	$—	$—	$(5,779)	$(5,708)	$(2,505)
Reserve
Proceeds from shares issued	$23,430,950	$1,686,409	$718,769	$258,927	$246,224	$283,001
Dividends reinvested	2,531	1,691	1,914	1,970	1,106	796
Cost of shares redeemed	(23,416,906)	(1,667,613)	(717,530)	(270,332)	(250,798)	(261,036)
Change in net assets from Reserve capital transactions	$16,575	$20,487	$3,153	$(9,435)	$(3,468)	$22,761
E*Trade
Proceeds from shares issued	$486,070	$88,070	$—	$—	$—	$—
Dividends reinvested	7,389	160	—	—	—	—
Cost of shares redeemed	(146,126)	(5,912)	—	—	—	—
Change in net assets from E*Trade capital transactions	$347,333	$82,318	$—	$—	$—	$—

SHARE TRANSACTIONS:
Morgan
Issued	6,098,286	4,689,556	10,063,475	142,217	50,948	2,887
Reinvested	27,598	9,692	12,478	775	99	11
Redeemed	(6,019,950)	(5,087,041)	(10,130,575)	(136,114)	(26,401)	(1,007)
Change in Morgan Shares	105,934	(387,793)	(54,622)	6,878	24,646	1,891
Premier
Issued	—	—	—	105,619	72,566	118,572
Reinvested	—	—	—	24	2	2
Redeemed	—	—	—	(111,422)	(78,276)	(121,080)
Change in Premier Shares	—	—	—	(5,779)	(5,708)	(2,506)
Reserve
Issued	23,430,950	1,686,409	718,769	258,927	246,224	283,001
Reinvested	2,531	1,691	1,914	1,970	1,106	796
Redeemed	(23,416,906)	(1,667,614)	(717,530)	(270,332)	(250,798)	(261,036)
Change in Reserve Shares	16,575	20,486	3,153	(9,435)	(3,468)	22,761
E*Trade
Issued	486,070	88,070	—	—	—	—
Reinvested	7,389	160	—	—	—	—
Redeemed	(146,126)	(5,912)	—	—	—	—
Change in E*Trade Shares	347,333	82,318	—	—	—	—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of E*Trade Shares on January 17, 2006.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
Year Ended February 28, 2007	$1.00	$0.03		$—	(f)	$0.03		$(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)

Michigan Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—		0.01		(0.01)

New York Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)

Ohio Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year from August 31 to the last day of February.

(d)	The Fund changed its fiscal year from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$ 1.00	2.99%	$91,046	0.55%	2.96%	0.65%
1.00	1.16	45,020	0.55	2.28	0.68
1.00	1.47	217,166	0.55	1.49	0.70
1.00	0.51	154,326	0.55	0.51	0.80
1.00	0.72	149,147	0.55	0.72	0.73
1.00	1.13	163,071	0.55	1.05	0.76

1.00	3.02	60,944	0.59	3.00	0.67
1.00	1.47	31,580	0.59	2.27	0.69
1.00	0.64	7,803	0.59	1.81	0.70

1.00	2.97	1,204,017	0.59	2.93	0.65
1.00	1.14	1,097,957	0.59	2.27	0.64
1.00	1.42	1,485,743	0.59	1.40	0.67
1.00	0.48	1,540,274	0.59	0.48	0.70
1.00	0.72	1,662,000	0.59	0.72	0.69
1.00	1.20	2,123,000	0.59	1.17	0.69

1.00	2.99	33,418	0.59	2.95	0.70
1.00	1.46	26,537	0.59	2.34	0.72
1.00	0.63	1,891	0.59	1.80	0.72

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Michigan Municipal Money Market Fund
Year Ended February 28, 2007	$1.00	$0.03	$—	(d)	$0.03	$(0.03)
July 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(d)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)

Ohio Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03	—	(d)	0.03	(0.03)
July 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(d)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(d)	0.01	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year from June 30 to the last day of February.

(d)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$ 1.00	3.17%	$177,698	0.45%	3.13%	0.52%
1.00	1.57	135,695	0.45	2.34	0.54
1.00	1.32	141,695	0.47	1.37	0.56
1.00	0.56	112,753	0.47	0.56	0.55
1.00	0.87	64,146	0.49	0.88	0.57
1.00	1.41	83,008	0.47	1.49	0.55

1.00	3.14	32,989	0.45	3.09	0.55
1.00	1.55	38,765	0.45	2.32	0.57
1.00	1.40	44,469	0.46	1.36	0.52
1.00	0.56	46,968	0.47	0.55	0.50
1.00	0.88	73,757	0.47	0.88	0.50
1.00	1.43	57,338	0.46	1.47	0.50

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund (c)
Year Ended February 28, 2007	$1.00	$0.03		$—	(f)	$0.03		$(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)

New York Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
September 1, 2005 to February 28, 2006 (e)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)

Ohio Municipal Money Market Fund (c)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 19, 2005, Class A was renamed Reserve.

(d)	The Fund changed its fiscal year from June 30 to the last day of February.

(e)	The Fund changed its fiscal year from August 31 to the last day of February.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$ 1.00	2.91%	$28,903	0.70%	2.89%	0.78%
1.00	1.40	19,135	0.70	2.06	0.79
1.00	1.14	41,308	0.72	1.10	0.81
1.00	0.31	53,414	0.73	0.31	0.81
1.00	0.62	77,476	0.74	0.62	0.82
1.00	1.16	62,408	0.72	1.21	0.80

1.00	2.86	194,629	0.70	2.82	0.75
1.00	1.09	178,032	0.70	2.19	0.75
1.00	1.27	157,544	0.74	1.26	0.81
1.00	0.28	154,383	0.79	0.28	0.88
1.00	0.52	175,000	0.79	0.50	0.87
1.00	1.00	180,000	0.79	0.85	0.90

1.00	2.88	69,853	0.70	2.84	0.80
1.00	1.38	79,281	0.70	2.09	0.82
1.00	1.14	82,741	0.71	1.17	0.77
1.00	0.30	59,971	0.72	0.30	0.75
1.00	0.63	79,911	0.72	0.62	0.75
1.00	1.17	90,602	0.71	1.17	0.75

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   39

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

E*Trade

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
Year Ended February 28, 2007	$1.00	$0.03		$—	(e)	$0.03		$(0.03)
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—	(e)	—	(e)	—	(e)

New York Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03		—	(e)	0.03		(0.03)
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Commencement of offering of class of shares.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$ 1.00	2.53%	$948,839	1.00%	2.53%	1.09%
1.00	0.25	70,216	1.00	2.10	1.24

1.00	2.55	429,685	1.00	2.56	1.10
1.00	0.24	82,319	1.00	2.08	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declaration of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
California Municipal Money Market Fund	Morgan and E*Trade	JPM I
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II
New York Municipal Money Market Fund	Morgan, Reserve and E*Trade	JPM I
Ohio Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II

E*Trade Shares commenced operations on January 17, 2006, for the California Municipal Money Market Fund and New York Municipal Money Market Fund.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of February 28, 2007 (amounts in thousands):

	Market Value	Percentage
New York Municipal Money Market Fund	$13,090	0.7%

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to

42   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
California Municipal Money Market Fund	$3	$122	$(125)
Michigan Municipal Money Market Fund	(2)	16	(14)
New York Municipal Money Market Fund	25	(25)	—
Ohio Municipal Money Market Fund	(2)	16	(14)

The reclassifications for the Funds relate primarily to deferred compensation and reclassification of dividends (California Municipal Money Market Fund, Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund).

H. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P.Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the California Municipal Money Market Fund and New York Municipal Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase Bank, N.A. (“JPMCB”), which is a wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

As of February 28, 2007, there were no waivers/reimbursements resulting from investments in the money market funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Morgan Shares, Reserve Shares and E*Trade Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Reserve	E*Trade
California Municipal Money Market Fund	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.10	0.25	0.60
Ohio Municipal Money Market Fund	0.10	0.25	n/a

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	0.35	0.30	0.30	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.55%	n/a	n/a	1.00%
Michigan Municipal Money Market Fund	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	0.59	n/a	0.70	1.00
Ohio Municipal Money Market Fund	0.59	0.45	0.70	n/a

The contractual expense limitation agreements were in effect for the year ended February 28, 2007. The expense limitation percentages in the table above are in place until at least June 30, 2007.

For the year ended February 28, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
California Municipal Money Market Fund	$109	$516	$625
Michigan Municipal Money Market Fund	14	160	174
New York Municipal Money Market Fund	316	719	1,035
Ohio Municipal Money Market Fund	25	112	137

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

44   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2007, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Municipal Money Market Fund	$1,034,788	$—	$5	$(5)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended February 28, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$99	$26	$16,969	$17,094
Michigan Municipal Money Market Fund	10	5	7,027	7,042
New York Municipal Money Market Fund	—	—	46,737	46,737
Ohio Municipal Money Market Fund	26	—	4,004	4,030

The tax character of distributions paid during the period ended February 28, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$4	$1	$1,888	$1,893
Michigan Municipal Money Market Fund	9	—	2,894	2,903
New York Municipal Money Market Fund	—	—	17,011	17,011
Ohio Municipal Money Market Fund	17	—	1,834	1,851

The tax character of distributions paid during the 2005 fiscal year was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$6	$—	$3,041	$3,047
Michigan Municipal Money Market Fund	4	—	2,445	2,449
New York Municipal Money Market Fund	432	104	22,153	22,689
Ohio Municipal Money Market Fund	23	—	1,430	1,453

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2007 (continued)

At February 28, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax exempt Income	Net Unrealized Appreciation (Depreciation)
California Municipal Money Market Fund	$—	$—	$217	$(5)
Michigan Municipal Money Market Fund	—	—	351	—
New York Municipal Money Market Fund	29	126	1,611	—
Ohio Municipal Money Market Fund	—	—	138	—

For the Funds, the cumulative timing differences consist of deferred compensation, wash sales, post October loss deferrals (California Municipal Money Market Fund) and distributions payable.

During the year ended February 28, 2007, the New York Municipal Money Market Fund utilized net capital loss carryforwards of approximately $24,000.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended February 28, 2007, the California Municipal Money Market Fund deferred approximately $1,000 to March 1, 2007 of post October losses.

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds in JPM I because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2007, or at any time during the year then ended.

6. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

7. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and

46   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the “Funds’ former distributor” of One Group Mutual Funds), certain officers of One Group Mutual Funds and certain current and former Trustees of One Group Mutual Funds, the predecessor to JPM II. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund related contracts, and (v) conspired to commit unlawful acts.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II, any series thereof, or any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Michigan Municipal Money Market Fund, JPMorgan Ohio Municipal Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund (hereafter collectively referred to as the “Funds”) at February 28, 2007, the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2007

48   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

TRUSTEES
(Unaudited)

The names of the Trustees of the Trusts, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts, the year each Trustee first became a Board member of any of the heritage JPMorgan Funds or heritage One Group Mutual Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.
Roland R. Eppley, Jr. (1932); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.
John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.
Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.
Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   49

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

50   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

OFFICERS
(Unaudited)

The Trusts’ executive officers (listed below) generally are employees of the Advisor or one of its affiliates. The officers conduct and supervise the business operations of the Trusts. The officers hold office until a successor has been elected and duly qualified. The Trusts have no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trusts and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liason, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   51

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

52   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2006, and continued to hold your shares at the end of the reporting period, February 28, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2006	Ending Account Value, February 28, 2007	Expenses Paid During September 1, 2006 to February 28, 2007**	Annualized Expense Ratio
California Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,014.90	$2.75	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55
E*Trade
Actual	1,000.00	1,012.70	4.99	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Michigan Municipal Money Market Fund
Morgan Class
Actual	1,000.00	1,015.20	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier Class
Actual	1,000.00	1,015.90	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Reserve Class
Actual	1,000.00	1,014.70	3.50	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

New York Municipal Money Market Fund
Morgan Class
Actual	1,000.00	1,015.00	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   53

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2007

	Beginning Account Value, September 1, 2006	Ending Account Value, February 28, 2007	Expenses Paid During September 1, 2006 to February 28, 2007**	Annualized Expense Ratio
Reserve Class
Actual	$1,000.00	$1,014.40	$3.50	0.70%
Hypothetical	1,000.00	1,021.32	3.51	0.70
E*Trade
Actual	1,000.00	1,012.90	4.99	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Ohio Municipal Money Market Fund
Morgan Class
Actual	1,000.00	1,015.00	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier Class
Actual	1,000.00	1,015.70	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Reserve Class
Actual	1,000.00	1,014.50	3.50	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

54   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2007

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2007:

Exempt Distributions Paid
California Municipal Money Market Fund	100.00%
Michigan Municipal Money Market Fund	100.00
New York Municipal Money Market Fund	100.00
Ohio Municipal Money Market Fund	99.69

For the fiscal year ended February 28, 2007, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gains (amounts in thousands):

Qualified Short-Term Gain
California Municipal Money Market Fund	$99
Michigan Municipal Money Market Fund	10
Ohio Municipal Money Market Fund	14

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2007 (amounts in thousands):

Qualified Long-Term Capital Gain 15%
California Municipal Money Market Fund	$27
Michigan Municipal Money Market Fund	5

FEBRUARY 28, 2007        JPMORGAN MONEY MARKET FUNDS   55

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. February 2007.	AN-MMKTST-207

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2007 – $421,600

2006 – $387,700 *

*The Funds’ fiscal year end changed to the last day of February effective February 2006. The fees are for the six      months ending February 28, 2006, the new fiscal year end of the Funds.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2006 – $9,775,000

2005 – $10,100,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2007 – $64,920

2006 – $140,700*

*The Funds’ fiscal year end changed to the last day of February effective February 2006. The fees are for the six      months ending February 28, 2006, the new fiscal year end of the Funds.

The tax fees include fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2006 and 2005, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2007 – Not applicable

2006 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore the Pre-approval Policy lists a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2007 – 100%

2006 – 100%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $21.6 million in 2006 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

May 09, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

May 09, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

May 09, 2007